UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04391

Old Mutual Funds II
(Exact name of registrant as specified in charter)
________

4643 South Ulster Street, Suite 600
Denver, CO 80237
(Address of principal executive offices)

Julian F. Sluyters
4643 South Ulster Street, Suite 600, Denver, CO 80237
(Name and address of agent for service)

Copies to:

William H. Rheiner, Esq.	Andra C. Ozols, Esq.
Stradley Ronon Stevens & Young, LLP	Old Mutual Capital, Inc.
2600 One Commerce Square	4643 South Ulster Street, Suite 600
Philadelphia, PA 19103	Denver, CO 80237
(215) 564-8082	(720) 200-7725

Registrant’s telephone number, including area code: 1-888-772-2888

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Item 1.	Reports to Stockholders.

[OLD MUTUAL LOGO]
         Funds II

                                                             Old Mutual Funds II
                                                                ANNUAL REPORT

                                                                March 31, 2009

Equity Funds
____________

Old Mutual Advantage Growth Fund
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Columbus Circle Technology and
   Communications Fund
Old Mutual Discover Value Fund
Old Mutual Focused Fund
Old Mutual Growth Fund
Old Mutual Heitman REIT Fund
Old Mutual Large Cap Growth Fund
Old Mutual Strategic Small Company Fund
Old Mutual TS&W Mid-Cap Value Fund
Old Mutual TS&W Small Cap Value Fund

Fixed-Income Funds
__________________

Old Mutual Barrow Hanley Core Bond Fund
Old Mutual Cash Reserves Fund
Old Mutual Dwight High Yield Fund
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund

TABLE OF CONTENTS

About This Report                                                                                                                  1

Message to Shareholders                                                                                                            4

Management Overview and Schedules of Investments

Equity Funds

   Old Mutual Advantage Growth Fund
      Institutional Class (OAGIX)                                                                                                  6

   Old Mutual Analytic U.S. Long/Short Fund
      Class Z (OBDEX), Class A (OADEX), Class C (OCDEX), Institutional Class (OISLX)                                              11

   Old Mutual Barrow Hanley Value Fund
      Class Z (OBFOX), Class A (OAFOX), Class C (OCFOX), Institutional Class (OIBHX)                                              21

   Old Mutual Columbus Circle Technology and Communications Fund
      Class Z (OBTCX), Class A (OATCX), Class C (OCOMX), Institutional Class (OICTX)                                              26

   Old Mutual Discover Value Fund
      Institutional Class (ODVIX)                                                                                                 31

   Old Mutual Focused Fund
      Class Z (OBFVX), Class A (OAFCX), Class C (OCFCX), Institutional Class (OIFCX)                                              41

   Old Mutual Growth Fund
      Class Z (OBHGX), Class A (OAHGX), Class C (OCHGX), Institutional Class (OIGHX)                                              46

   Old Mutual Heitman REIT Fund
      Class Z (OBRTX), Class A (OARTX), Class C (OCRTX), Institutional Class (OIHRX)                                              55

   Old Mutual Large Cap Growth Fund
      Class Z (OLCPX), Class A (OLGBX), Class C (OCLAX), Institutional Class (OILLX)                                              59

   Old Mutual Strategic Small Company Fund
      Class Z (OSSCX), Class A (OSSAX), Class C (OCSSX), Institutional Class (OISSX)                                              65

   Old Mutual TS&W Mid-Cap Value Fund
      Class Z (OTMZX), Class A (OTMAX), Class C (OTMCX), Institutional Class (OTMIX)                                              75

   Old Mutual TS&W Small Cap Value Fund
      Class Z (OSMVX), Class A (OACVX), Class C (OCCVX), Institutional Class (OICVX)                                              81

Fixed-Income Funds

   Old Mutual Barrow Hanley Core Bond Fund
      Institutional Class (OCBIX)                                                                                                 88

   Old Mutual Cash Reserves Fund
      Class Z (OBCXX), Class A (OCAXX), Class C (OCCXX), Institutional Class (OCIXX)                                              95

   Old Mutual Dwight High Yield Fund
      Institutional Class (ODHYX)                                                                                                 99

   Old Mutual Dwight Intermediate Fixed Income Fund
      Class Z (OBFJX), Class A (OAFJX), Class C (OCIRX), Institutional Class (OIDIX)                                             104

   Old Mutual Dwight Short Term Fixed Income Fund
      Class Z (OBCPX), Class A (OIRAX), Class C (OIRCX), Institutional Class (OIDSX)                                             111

TABLE OF CONTENTS - concluded

Statements of Assets & Liabilities                                                                                               120

Statements of Operations                                                                                                         126

Statements of Changes in Net Assets                                                                                              132

Statement of Cash Flows                                                                                                          138

Financial Highlights                                                                                                             139

Notes to Financial Statements                                                                                                    149

Report of Independent Registered Public Accounting Firm                                                                          174

Notice to Shareholders                                                                                                           175

Proxy Voting and Portfolio Holdings                                                                                              176

Fund Expenses Example                                                                                                            177

Board of Trustees and Officers of the Trust                                                                                      180

Board Review and Approval of Investment Management
and Sub-Advisory Agreements                                                                                                      182

Board Review and Approval of Investment
Sub-Advisory Agreement with Ashfield Capital Partners, LLC                                                                       195

Shareholder Proxy Results                                                                                                        197

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price, and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable.
The Funds offer Class A, Class C, Class Z and Institutional Class shares of most Funds. Class A shares have a current maximum up-front sales charge of 5.75% (4.75% for Dwight Intermediate Fixed Income Fund, 3.00% for Dwight Short Term Fixed Income Fund and
none for Cash Reserves Fund) and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions, and Fund holdings as of March 31, 2009, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or of the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of March 31, 2009 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology and real estate sectors have been among the most volatile sectors in the market. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. High-yield bonds involve a greater risk of default and price volatility than U.S. government and other higher-quality bonds. An investment in a Fund is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Old Mutual Cash Reserves Fund has elected to participate in the Temporary Guarantee Program for money market funds established by the U.S. Treasury Department. Refer to Note 2 in the Notes to Financial Statements for further discussion.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. By engaging in certain derivative strategies or investing the proceeds received from selling securities sold short, a Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than without the use of leverage, which could result in increased volatility of returns. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivative purchased or sold.

                                                                 1

ABOUT THIS REPORT - concluded

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for comparing the Funds' performance against specific securities indexes. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S. Aggregate Index)

The unmanaged Barclays Capital U.S. Aggregate Bond Index is a widely recognized measure of the aggregate bond market. The unmanaged index is market value-weighted inclusive of accrued interest.

Barclays Capital U.S. Corporate High-Yield Bond Index (formerly known as Lehman Brothers U.S. Corporate High-Yield Index)

The Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged portfolio of corporate bonds constructed with a rules-based methodology to mirror the U.S. high yield debt market. Performance data for the index includes reinvested income.

Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly known as Lehman Brothers Intermediate U.S. Aggregate Index)

The Barclays Capital Intermediate U.S. Aggregate Bond Index is an unmanaged index of fixed-income securities with medium term durations. The unmanaged index is market-value weighted inclusive of accrued interest.

Wilshire U.S. Real Estate Securities Index (formerly known as Dow Jones Wilshire Real Estate Securities Index)

The unmanaged Wilshire U.S. Real Estate Securities Index is a market weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships. This index is float adjusted.

Lipper Money Market Funds Average

Funds that by portfolio practice invest in money market instruments with an average maturity of less than 6 months, including commercial paper, floating rate notes, certificates of deposit, and cash deposits. The Lipper Money Market Funds Average represents the average performance of 331 mutual funds (as of March 31, 2009) classified by Lipper, Inc. in the Money Market category.

Merrill Lynch 1-3 Year U.S. Treasuries Index

The Merrill Lynch 1-3 Year U.S. Treasuries Index is a capitalization weighted basket of all outstanding U.S. Treasury notes and bonds having between one and three years remaining term to maturity and a minimum outstanding of $1 billion.

NYSE Arca Tech 100 Index

The NYSE Arca Tech 100 Index is a price-weighted index of the top 100 U.S. technology stocks from major industries within the technology sector.

Russell 1000® Growth Index

The unmanaged Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index

The unmanaged Russell 2000® Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

                                                           2

Russell 2000® Value Index

The unmanaged Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index

The unmanaged Russell Midcap® Growth Index consists of stocks from the Russell Midcap® Index with a greater than average growth orientation.

Russell Midcap® Value Index

Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

Standard & Poor's 500 Index

The unmanaged Standard & Poor's 500 ("S&P 500") Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Standard & Poor's MidCap 400 Index

The unmanaged Standard & Poor's MidCap 400 ("S&P MidCap 400") Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

Index returns and statistical data included in this report are provided by Bloomberg and Factset.

                                                                   3

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

The fiscal year ended March 31, 2009 has been an extraordinary investment period marked by remarkable share price volatility and unprecedented levels of federal government intervention in financial markets. Decreasing demand for manufactured goods led to large scale layoffs and U.S. unemployment rose quickly. There were significant declines in the prices of existing family homes and areas throughout the U.S. reported record numbers of foreclosures. Americans experienced losses associated with their home values as well as their retirement savings. Equity markets were weak across the board, without regard to market capitalization or investment style.
U.S. stocks, as measured by the S&P 500 Index, declined by (38.09)% for the one-year period ended March 31, 2009. The global economic outlook also remained negative as declining interest rates, declining consumer demand, fluctuating currency markets, fluctuating energy prices and earnings downgrades resulted in both a loss of confidence among investors and increased risk aversion.
Fixed income market conditions were also volatile this year and U.S. Treasury yields reached record lows.

The economic and financial events that unfolded this year were extraordinary and presented Old Mutual Capital, Inc. with a daunting backdrop in which to manage portfolios. Commodities and energy prices spiked early in the fiscal year with oil hitting an all time high just below $150 a barrel. Prices plunged later in the fiscal year with oil bottoming out below $40 a barrel. Many companies struggled to raise cash as financing options were virtually non-existent. Despite the U.S. Federal Reserve Board's efforts to provide ample liquidity, as the massive deleveraging continued, some of the nation's oldest financial institutions faced solvency issues which forced them into bankruptcy, government control or a merger with a stronger competitor. Led by the U.S., global economies fell further into a recession.

Despite this challenging environment, many investors found renewed confidence in the stimulus programs promised by the Obama
Administration, legislative action of the U.S. Congress and an ever expanding series of rescue packages from the U.S. Treasury and
U.S. Federal Reserve Board. Announcements by Citigroup, JP Morgan Chase and Bank of America that all three firms were profitable in
January and February 2009 sparked a market rally. Additionally, an improvement in existing home sales from January to February 2009 appeared to signal that the damaged housing market may be showing signs of stabilizing.

Old Mutual Capital, Inc. believes that current policy response may help the global economy start to recover, although it expects to see higher than normal volatility. Old Mutual Capital, Inc. also believes that although it may take some time to play out, strong long-term opportunities may be available to patient investors, and when the economy nears the end of this recession, those investors could be rewarded.

As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the
Old Mutual Funds II portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds II

                                                                   4

OLD MUTUAL ADVANTAGE GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ashfield Capital Partners, LLC (1)

Performance Highlights

o    For the fiscal year ended March 31, 2009, the Old Mutual Advantage Growth Fund (the "Fund") underperformed its benchmark, the
     Russell 1000® Growth Index. The Fund's Institutional Class shares posted a (37.02)% return versus a (34.28)% return for the benchmark.

o    Stock selection in consumer discretionary and financials contributed positively to the Fund's performance, as did an underweight in utilities. The Fund's overweight position in materials and stock selection in energy detracted from performance during the year. Furthermore, as investors began to favor more defensive sectors, such as consumer staples, the Fund's underweight position in this area also hurt performance.

o    Among the individual stocks that contributed to Fund performance were Family Dollar Stores, an operator of variety stores offering discount merchandise, Dolby Laboratories, a developer of technologies for the entertainment industry, and Cerner, a health care information technology firm.

o    Consumer goods conglomerate Procter & Gamble, computer hardware manufacturer Apple, and oil and gas exploration company Smith
     International, detracted from Fund performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2009, the Old Mutual Advantage Growth Fund (the "Fund") underperformed its benchmark, the
     Russell 1000® Growth Index (the "Index"). The Fund's Institutional Class shares posted a (37.02)% return versus a (34.28)%
     return for the benchmark.

Q.   What investment environment did the Fund face during the past year?

A.   This past year was one of the worst years in the history of the financial markets. On the consumer front, the loss of jobs and wealth weighed heavily on consumption, and frugality remained the order of the day. Nonetheless, there were signs that suggested the worst may be over. With several relief packages, a $787 billion stimulus package and an ongoing effort to bolster confidence, the U.S. Federal Reserve Board indicated that a domestic economic recovery may be underway. These efforts appear to have had some success in improving market sentiment.

Q.   Which market factors influenced the Fund's relative performance?

A.   The very difficult economic environment throughout most of the period presented investors with many challenges. There was no place for fully invested equity investors to hide as every economic sector in the Index posted double digit negative returns during the year. Stock selection was the biggest detractor to performance while sector allocation was positive given the Fund's allocation to cash.

Q.   How did portfolio composition affect Fund performance?

A.   Stock selection in consumer discretionary and financials contributed positively to the Fund's performance, as did an underweight in utilities. The Fund's overweight position in materials and stock selection in energy detracted from performance during the year. Furthermore, as investors began to favor more defensive sectors, such as consumer staples, the Fund's underweight position in this area also hurt performance.

     Among the individual stocks that contributed to Fund performance were Family Dollar Stores, an operator of variety stores offering discount merchandise, Dolby Laboratories, a developer of technologies for the entertainment industry, and Cerner, a health care information technology firm. Family Dollar Stores reported better than expected earnings results for fourth quarter
     2008 as U.S. consumers frequented discount retailers as a way to save money during the recession. Dolby Laboratories saw their licensing-based business model more insulated than others during the economic downturn and reported higher than expected earnings results. Cerner beat earnings and revenue expectations and may see new business from government stimulus plans. On the other side of the equation, consumer goods conglomerate Procter & Gamble, computer hardware manufacturer Apple, and oil and gas exploration company Smith International, detracted from Fund performance. Procter & Gamble was hurt due to disappointing earnings results for the second fiscal quarter. Apple was hurt by the perception that weak consumer spending will cause declines in sales, as well as rumors surrounding the health of its Chief Executive Officer. Smith International saw its stock price decline with the decline in oil prices. In addition, as the demand for oil abated with the global economic downturn, the demand for the company's services contracted.

Advantage Growth Fund

                                                                   6

Top Ten Holdings
as of March 31, 2009

Qualcomm                                                                    3.0%
___________________________________________________________________________________

McDonald's                                                                  2.8%
___________________________________________________________________________________

International Business
Machines                                                                    2.8%
___________________________________________________________________________________

Monsanto                                                                    2.7%
___________________________________________________________________________________

Abbott Laboratories                                                         2.6%
___________________________________________________________________________________

Microsoft                                                                   2.5%
___________________________________________________________________________________

Cisco Systems                                                               2.5%
___________________________________________________________________________________

Apple                                                                       2.5%
___________________________________________________________________________________

PepsiCo                                                                     2.4%
___________________________________________________________________________________

Amgen                                                                       2.4%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           26.2%
___________________________________________________________________________________

Q.   What is the investment outlook for the large-cap growth equity market?

A.   Ashfield Capital Partners, LLC ("Ashfield") notes that periods of economic weakness have previously been accompanied by increases in market volatility, allowing for active managers to typically outperform passive strategies. Ashfield believes quality companies with sound balance sheets, large cash positions and a history or ability to pay dividends are likely to outperform the market in 2009. Ashfield believes many opportunities will likely present themselves in the next bull market including infrastructure spending, the evolution of technology bringing further advancements in communications and entertainment, and lastly, health care reform which may provide opportunities for companies to engage in cost containment and scientific advancement. Ashfield continues to believe that as the economy recovers from the recession, larger diversified growth companies may outperform. Ashfield believes information technology and consumer discretionary will likely continue to be investment themes with the greatest opportunity. Ashfield believes the greatest uncertainties facing the financial markets are the speed and degree of success policymakers will have combating the recession, and the length and depth of the recession, as well as geopolitical issues. In Ashfield's opinion, these factors present the most concern going forward for stocks in general, but especially growth stocks and their absolute performance.

(1)  At the Fund's inception date of November 19, 2007, Ashfield Capital Partners, LLC and Provident Investment Counsel, LLC
     ("Provident") were co-sub-advisers to the Fund pursuant to separate sub-advisory agreements. Effective October 13, 2008, the
     Fund's assets managed by Provident were transferred to Ashfield, and effective December 1, 2008, the sub-advisory agreement with Provident was terminated. On December 5, 2008, Provident changed its name to 300 North Capital, LLC.

                                                                                                               Advantage Growth Fund

                                                                   7

OLD MUTUAL ADVANTAGE GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                 Annualized
                                                                          Inception            1 Year            Inception
                                                                            Date               Return             to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                       11/19/07            (37.02)%            (35.82)%
Russell 1000® Growth Index                                                11/19/07            (34.28)%            (30.61)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

Prior to October 13, 2008, the Fund was co-managed by Ashfield Capital Partners, LLC and Provident Investment Counsel, LLC (now
known as 300 North Capital, LLC), and the Fund's performance prior to this date may not be indicative of how the Fund will perform in the future.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Institutional Class shares (as reported in the December 9, 2008 prospectus) are 1.20% and 1.00%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Advantage Growth Fund, Institutional Class	Russell 1000® Growth Index
11/19/07	10,000	10,000
03/31/08	8,670	9,242
03/31/09	5,461	6,074

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Consumer Discretionary	11.8%
Consumer Staples	9.8%
Energy	8.1%
Financials	6.1%
Health Care	18.6%
Industrials	11.9%
Information Technology	26.9%
Materials	6.8%

                                                                 8

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 99.1%                                                       Disposable Medical Products - 2.3%
Agricultural Chemicals - 2.6%                                              C.R. Bard                                      7,400   $        590
Monsanto                                       8,273   $        688                                                               ______________
                                                       ______________
                                                                           Total Disposable Medical Products                               590
Total Agricultural Chemicals                                    688        _____________________________________________________________________
_____________________________________________________________________
                                                                           Diversified Manufacturing Operations - 2.4%
Applications Software - 2.5%                                               Danaher                                        4,945            268
Microsoft                                     35,335            649        Illinois Tool Works                           11,440            353
                                                       ______________                                                             ______________

Total Applications Software                                     649        Total Diversified Manufacturing Operations                      621
_____________________________________________________________________      _____________________________________________________________________

Athletic Footwear - 1.4%                                                   E-Commerce/Services - 1.7%
Nike, Cl B                                     7,645            359        priceline.com*                                 5,755            453
                                                       ______________                                                             ______________

Total Athletic Footwear                                         359        Total E-Commerce/Services                                       453
_____________________________________________________________________      _____________________________________________________________________

Beverages-Non-Alcoholic - 2.4%                                             Electric Products-Miscellaneous - 1.3%
PepsiCo                                       12,225            629        Emerson Electric                              11,950            342
                                                       ______________                                                             ______________

Total Beverages-Non-Alcoholic                                   629        Total Electric Products-Miscellaneous                           342
_____________________________________________________________________      _____________________________________________________________________

Brewery - 1.7%                                                             Electronic Components-Semiconductors - 3.5%
Cia de Bebidas das Americas ADR                9,515            454        Intel                                         29,950            451
                                                       ______________      Texas Instruments                             27,350            452
                                                                                                                                  ______________
Total Brewery                                                   454
_____________________________________________________________________      Total Electronic Components-Semiconductors                      903
                                                                           _____________________________________________________________________
Cable/Satellite TV - 1.9%
DIRECTV Group*                                21,249            484        Energy-Alternate Sources - 0.5%
                                                       ______________      Covanta Holding*                               9,935            130
                                                                                                                                  ______________
Total Cable/Satellite TV                                        484
_____________________________________________________________________      Total Energy-Alternate Sources                                  130
                                                                           _____________________________________________________________________
Chemicals-Specialty - 1.8%
Ecolab                                        13,305            462        Engineering/R&D Services - 3.7%
                                                       ______________      ABB ADR                                       22,780            318
                                                                           Aecom Technology*                              9,910            258
Total Chemicals-Specialty                                       462        Jacobs Engineering Group*                      9,960            385
_____________________________________________________________________                                                             ______________

Computer Services - 2.3%                                                   Total Engineering/R&D Services                                  961
Accenture, Cl A                               10,485            288        _____________________________________________________________________
Cognizant Technology Solutions, Cl A*         14,920            310
                                                       ______________      Enterprise Software/Services - 1.5%
                                                                           SAP ADR                                       11,374            401
Total Computer Services                                         598                                                               ______________
_____________________________________________________________________
                                                                           Total Enterprise Software/Services                              401
Computers - 6.9%                                                           _____________________________________________________________________
Apple*                                         6,080            639
Hewlett-Packard                               13,840            444        Fiduciary Banks - 3.5%
International Business Machines                7,410            718        Northern Trust                                 7,811            467
                                                       ______________      State Street                                  14,385            443
                                                                                                                                  ______________
Total Computers                                               1,801
_____________________________________________________________________      Total Fiduciary Banks                                           910
                                                                           _____________________________________________________________________
Consulting Services - 1.3%
FTI Consulting*                                6,770            335        Finance-Investment Banker/Broker - 0.9%
                                                       ______________      Charles Schwab                                14,860            230
                                                                                                                                  ______________
Total Consulting Services                                       335
_____________________________________________________________________      Total Finance-Investment Banker/Broker                          230
                                                                           _____________________________________________________________________
Consumer Products-Miscellaneous - 1.6%
Clorox                                         8,125            418        Industrial Audio & Video Products - 1.1%
                                                       ______________      Dolby Laboratories, Cl A*                      8,200            280
                                                                                                                                  ______________
Total Consumer Products-Miscellaneous                           418
_____________________________________________________________________      Total Industrial Audio & Video Products                         280
                                                                           _____________________________________________________________________
Cosmetics & Toiletries - 2.2%
Procter & Gamble                              12,375            583        Industrial Gases - 2.4%
                                                       ______________      Praxair                                        9,098            612
                                                                                                                                  ______________
Total Cosmetics & Toiletries                                    583
_____________________________________________________________________      Total Industrial Gases                                          612
                                                                           _____________________________________________________________________

                                                                 9

OLD MUTUAL ADVANTAGE GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Instruments-Scientific - 1.1%                                              Oil-Field Services - 3.2%
Thermo Fisher Scientific*                      8,075   $        288        Halliburton                                   16,330   $        253
                                                       ______________      Schlumberger                                   8,171            332
                                                                           Smith International                           11,740            252
Total Instruments-Scientific                                    288                                                               ______________
_____________________________________________________________________
                                                                           Total Oil-Field Services                                        837
Investment Management/Advisory Services - 1.7%                             _____________________________________________________________________
T Rowe Price Group                            15,326            442
                                                       ______________      Pharmacy Services - 1.8%
Total Investment Management/Advisory Services                   442        Express Scripts*                               9,990            461
_____________________________________________________________________                                                             ______________

Machinery-Farm - 0.3%                                                      Total Pharmacy Services                                         461
AGCO*                                          4,085             80        _____________________________________________________________________
                                                       ______________
                                                                           Retail-Computer Equipment - 1.7%
Total Machinery-Farm                                             80        GameStop, Cl A*                               15,910            446
_____________________________________________________________________                                                             ______________

Machinery-Pumps - 1.2%                                                     Total Retail-Computer Equipment                                 446
Flowserve                                      5,695            320        _____________________________________________________________________
                                                       ______________
                                                                           Retail-Discount - 3.9%
Total Machinery-Pumps                                           320        Family Dollar Stores                          16,685            557
_____________________________________________________________________      Wal-Mart Stores                                8,575            447
                                                                                                                                  ______________
Medical Information Systems - 1.6%
Cerner*                                        9,262            407        Total Retail-Discount                                         1,004
                                                       ______________      _____________________________________________________________________

Total Medical Information Systems                               407        Retail-Restaurants - 2.8%
_____________________________________________________________________      McDonald's                                    13,380            730
                                                                                                                                  ______________
Medical Products - 6.8%
Henry Schein*                                 14,395            576        Total Retail-Restaurants                                        730
Johnson & Johnson                             11,525            606        _____________________________________________________________________
Stryker                                        7,235            246
Varian Medical Systems*                       10,908            332        Telecommunications Equipment - 1.2%
                                                       ______________      Harris                                        10,520            305
                                                                                                                                  ______________
Total Medical Products                                        1,760
_____________________________________________________________________      Total Telecommunications Equipment                              305
                                                                           _____________________________________________________________________
Medical-Biomedical/Genetic - 2.4%
Amgen*                                        12,380            613        Transport-Rail - 1.1%
                                                       ______________      Union Pacific                                  6,995            288
                                                                                                                                  ______________
Total Medical-Biomedical/Genetic                                613
_____________________________________________________________________      Total Transport-Rail                                            288
                                                                           _____________________________________________________________________
Medical-Drugs - 2.5%
Abbott Laboratories                           13,885            662        Web Portals/ISP - 2.2%
                                                       ______________      Google, Cl A*                                  1,674            583
                                                                                                                                  ______________
Total Medical-Drugs                                             662
_____________________________________________________________________      Total Web Portals/ISP                                           583
                                                                           _____________________________________________________________________
Networking Products - 2.5%
Cisco Systems*                                38,681            649        Wireless Equipment - 2.9%
                                                       ______________      Qualcomm                                      19,615            763
                                                                                                                                  ______________
Total Networking Products                                       649
_____________________________________________________________________      Total Wireless Equipment                                        763
                                                                                                                                  ______________
Oil Companies-Exploration & Production - 1.6%
Southwestern Energy*                          13,665            406        Total Common Stock (Cost $31,182)                            25,776
                                                       ______________      _____________________________________________________________________

Total Oil Companies-Exploration & Production                    406        Total Investments - 99.1% (Cost $31,182)                     25,776
_____________________________________________________________________      _____________________________________________________________________

Oil Field Machinery & Equipment - 3.2%                                     Other Assets and Liabilities, Net - 0.9%                        230
Cameron International*                        17,705            388        _____________________________________________________________________
National Oilwell Varco*                       15,715            451
                                                       ______________      Total Net Assets - 100.0%                              $     26,006
                                                                           _____________________________________________________________________
Total Oil Field Machinery & Equipment                           839
_____________________________________________________________________      For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

                                                                 10

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Performance Highlights

o    For the fiscal year ended March 31, 2009, the Old Mutual Analytic U.S. Long/Short Fund (the "Fund") underperformed its benchmark, the S&P 500 Index. The Fund's Class Z shares posted a (39.91)% return versus a (38.09)% return for the benchmark.

o    Stock selection within the energy, financials and materials sectors contributed positively to the Fund's performance, while stock selection in the health care, information technology and utilities sectors detracted from the Fund's performance.

o    Short positions in European television operator Central European Media Enterprises (no longer a Fund holding), aluminum producer Century Aluminum, and weight management service company Weight Watchers International, contributed positively to the
     Fund's performance.

o    Long positions in electricity provider Reliant Energy, media conglomerate News Corporation (no longer a Fund holding), and NYSE
     Euronext (no longer a Fund holding), a firm which provides services to financial firms worldwide, detracted from Fund performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2009, the Old Mutual Analytic U.S. Long/Short Fund (the "Fund") underperformed its benchmark, the S&P 500 Index ("Index"). The Fund's Class Z shares posted a (39.91)% return versus a (38.09)% return for the benchmark. Performance for all share classes can be found on page 13.

Q.   What investment environment did the Fund face during the past year?

A.   Investor behavior during the second quarter of 2008 was consistent with past periods. As a result, the investment process of
     Analytic Investors, LLC ("Analytic") emphasized companies with attractive valuation characteristics. As the nature of the market changed in the middle of July 2008, however, Analytic saw a complete reversal of trends and a lack of persistency through the remainder of the year. The failure of some of the world's largest financial institutions weighed heavily on the stock market. The defeat of the Emergency Economic Stabilization Act of 2008 in the U.S. House of Representatives sparked a sharp drop in the market, erasing more than $1 trillion in equity market value. The steep one-day decline harmed stock returns for the year. Sullied by the credit crisis and dismal economic outlook during the later portion of 2008, historic aberrations in the stock market continued with the greatest number of over 4% daily moves on record, one of the biggest monthly drops ever and the largest uncovered Ponzi scheme in history. Wall Street closed out 2008 as the worst year since 1931.

     At the end of the Fund's fiscal year, the Index bounced back as investors applauded a positive earnings report from Citigroup, the U.S. Federal Reserve Board's stimulus efforts and the unveiling of the government's plan to unload toxic debt.

Q.   Which market factors influenced the Fund's relative performance?

A.   Analytic's process is based on the premise that investor behavior changes, but changes slowly, and is fairly persistent from month to month. Thus, market inconsistency presented a challenging environment to add value. An emphasis on companies with positive return on assets and above average historical earnings to price ratios contributed positively to performance as these factors were rewarded by investors over the year. However, positive tilts toward companies with above average price momentum and attractive sales to price ratios detracted from overall performance, as these characteristics were penalized by investors over the year. A de-emphasis on companies with attractive analyst dispersion and those companies with high financial leverage contributed positively to performance as investors penalized these measures during the year. Negative tilts on companies with attractive growth in valuation and high dividend yielding companies detracted from performance as these characteristics were rewarded by investors during the year.

Q.   How did portfolio composition affect Fund performance?

A.   Stock selection within the energy, financials and materials sectors contributed positively to the Fund's performance, while stock selection in the health care, information technology and utilities sectors detracted from the Fund's performance.

     Short positions in European television operator Central European Media Enterprises (no longer a Fund holding), aluminum producer Century Aluminum, and weight management service company Weight Watchers International, contributed positively to the
     Fund's performance. Central European Media Enterprises saw its stock decline as its expected sales numbers fell below the forecast. Century Aluminum saw its share price fall mainly due to fears of falling demand from Chinese buyers and the commodity's price decline sinking beneath the marginal cost of production. Weight

                                                                                                       Analytic U.S. Long/Short Fund

                                                                 11

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Top Ten Holdings
as of March 31, 2009

Exxon Mobil                                                                 5.1%
___________________________________________________________________________________

Microsoft                                                                   3.9%
___________________________________________________________________________________

Chevron                                                                     3.6%
___________________________________________________________________________________

Hewlett-Packard                                                             3.3%
___________________________________________________________________________________

Intel                                                                       2.7%
___________________________________________________________________________________

Comcast, Cl A                                                               2.3%
___________________________________________________________________________________

AmerisourceBergen                                                           2.2%
___________________________________________________________________________________

Sysco                                                                       2.2%
___________________________________________________________________________________

Charles Schwab                                                              2.1%
___________________________________________________________________________________

Corning                                                                     2.0%
___________________________________________________________________________________

As a % of Total
Fund Investments*                                                          29.4%
___________________________________________________________________________________

*Top ten holdings are all long positions.

     Watchers International experienced a decline in demand as consumer spending dropped off. On the other side of the equation, long positions in electricity provider Reliant Energy, media conglomerate News Corporation (no longer a Fund holding), and NYSE
     Euronext (no longer a Fund holding), a firm which provides services to financial firms worldwide, detracted from Fund performance. Reliant Energy's shares plummeted as the company cut its 2008 profit forecast due to the impact from Hurricane Ike and lower commodity prices. News Corporation saw its stock price decline when it announced that it expected profits to drop significantly due to weakening advertising markets and financial conditions. NYSE Euronext saw its share price drop when it took a loss due to a write-down on goodwill left over from the merger of NYSE and Euronext.

Q.   What is the investment outlook for the U.S. equity market?

A.   Analytic intends to continue to emphasize stocks with attractive cash flow to price ratios and asset utilization. Analytic also intends to focus on select companies with above average profit margins, while de-emphasizing companies with higher than average trading volume. Analytic further anticipates continuing to emphasize companies with above average historical earnings to price ratios, while moving away from companies with high financial leverage and above average sales volatility.

     Analytic's process is based on the fundamental belief that there is consistency in the types of characteristics investors prefer. If this holds going forward, Analytic believes the Fund could benefit from being properly positioned toward stocks with characteristics favored by investors.

Analytic U.S. Long/Short Fund

                                                                 12

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2009
____________________________________________________________________________________________________________________________________

                                                                           Annualized         Annualized           Annualized
                                       Inception          1 Year             5 Year            10 Year             Inception
                                         Date             Return             Return             Return              to Date
____________________________________________________________________________________________________________________________________

Class Z*                               07/01/93           (39.91)%          (3.98)%             (2.47)%               5.96%
Class A with load                      07/31/03           (43.54)%          (5.36)%               n/a                (2.52)%
Class A without load                   07/31/03           (40.12)%          (4.23)%               n/a                (1.50)%
Class C with load                      07/31/03           (41.08)%          (4.93)%               n/a                (2.21)%
Class C without load                   07/31/03           (40.49)%          (4.93)%               n/a                (2.21)%
Institutional Class                    12/20/06 (1)       (39.73)%            n/a                 n/a               (20.86)%
S&P 500 Index                          07/01/93           (38.09)%          (4.76)%             (3.00)%              (5.71)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*    Data prior to January 11, 2002 includes performance of a predecessor fund. The predecessor fund was managed by Analytic
     Investors, LLC and had investment goals, strategies and policies that were substantially similar to the Fund.

(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to February 2006, the Fund did not take short positions as part of its main investment strategies and the Fund's performance prior to February 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the December 9, 2008 Class Z and Institutional
Class shares prospectus and in the July 28, 2008 Class A and Class C shares prospectus) are 1.84% and 1.46%; 2.76% and 1.88%; 3.11%
and 2.67%; and 1.64% and 1.48%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Analytic U.S. Long/Short Fund - Class Z	S&P 500 Index
3/31/99	10,000	10,000
3/31/00	11,717	11,794
3/31/01	9,717	9,238
3/31/02	9,962	9,260
3/31/03	7,090	6,967
3/31/04	9,536	9,414
3/31/05	10,346	10,044
3/31/06	11,500	11,222
3/31/07	14,000	12,549
3/31/08	12,955	11,912
3/31/09	7,785	7,375

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	0.3%
Consumer Discretionary	6.4%
Consumer Staples	13.0%
Energy	13.1%
Financials	13.2%
Health Care	13.4%
Industrials	9.8%
Information Technology	22.1%
Materials	2.7%
Telecommunications Services	2.8%
U.S. Treasury Obligations	0.5%
Utilities	2.7%

                                                                  13

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 118.2%
Aerospace/Defense - 2.5%                                                   Casino Hotels - 0.2%
General Dynamics                              40,086   $      1,667        Las Vegas Sands*                              12,019   $         36
Lockheed Martin                               27,093          1,870        MGM Mirage*                                  162,083            378
Raytheon                                      26,342          1,026                                                               ______________
                                                       ______________
                                                                           Total Casino Hotels                                             414
Total Aerospace/Defense                                       4,563        _____________________________________________________________________
_____________________________________________________________________
                                                                           Cellular Telecommunications - 0.2%
Agricultural Chemicals - 0.4%                                              NII Holdings*                                 13,971            210
Monsanto                                          64              5        United States Cellular*                        6,614            221
Mosaic                                         2,112             89                                                               ______________
Terra Industries                              20,263            569
                                                       ______________      Total Cellular Telecommunications                               431
                                                                           _____________________________________________________________________
Total Agricultural Chemicals                                    663
_____________________________________________________________________      Chemicals-Diversified - 0.9%
                                                                           E.I. du Pont de Nemours                       67,902          1,516
Agricultural Operations - 2.1%                                             Rohm and Haas                                  1,089             86
Archer-Daniels-Midland                        64,348          1,788                                                               ______________
Bunge                                         36,721          2,080
                                                       ______________      Total Chemicals-Diversified                                   1,602
                                                                           _____________________________________________________________________
Total Agricultural Operations                                 3,868
_____________________________________________________________________      Chemicals-Specialty - 1.9%
                                                                           Ashland                                      296,888          3,067
Airlines - 0.9%                                                            Ecolab                                         9,438            328
                                                                                                                                  ______________
Southwest Airlines                           266,578          1,687
                                                       ______________      Total Chemicals-Specialty                                     3,395
                                                                           _____________________________________________________________________
Total Airlines                                                1,687
_____________________________________________________________________      Commercial Banks-Central US - 0.0%
                                                                           BOK Financial                                    906             31
Applications Software - 4.8%                                                                                                      ______________
Compuware*                                    16,023            106
Microsoft (D)                                466,690          8,573        Total Commercial Banks-Central US                                31
Salesforce.com*                                2,184             71        _____________________________________________________________________
                                                       ______________
                                                                           Commercial Banks-Southern US - 0.5%
Total Applications Software                                   8,750        BB&T                                          54,182            917
_____________________________________________________________________                                                             ______________

Auto/Truck Parts & Equipment-Original - 0.1%                               Total Commercial Banks-Southern US                              917
Federal Mogul*                                 1,047              7        _____________________________________________________________________

                                                                           Commercial Banks-Western US - 0.0%
WABCO Holdings                                 8,183            101        Bank of Hawaii                                 1,655             55
                                                       ______________                                                             ______________

Total Auto/Truck Parts & Equipment-Original                     108        Total Commercial Banks-Western US                                55
_____________________________________________________________________      _____________________________________________________________________

Auto-Cars/Light Trucks - 0.4%                                              Commercial Services - 0.6%
Ford Motor*                                  271,631            714        Quanta Services*                              43,923            942
                                                       ______________      Ticketmaster Entertainment*                   33,368            123
                                                                                                                                  ______________
Total Auto-Cars/Light Trucks                                    714
_____________________________________________________________________      Total Commercial Services                                     1,065
                                                                           _____________________________________________________________________
Beverages-Wine/Spirits - 0.2%
Brown-Forman, Cl B                            10,648            413        Commercial Services-Finance - 4.3%
                                                       ______________      H&R Block (D)                                165,098          3,003
                                                                           Lender Processing Services                     4,493            137
Total Beverages-Wine/Spirits                                    413        MasterCard, Cl A                               2,412            404
_____________________________________________________________________      Visa, Cl A (D)                                62,338          3,466
                                                                           Western Union                                 65,986            829
Broadcast Services/Programming - 0.0%                                                                                             ______________
Liberty Media - Capital, Ser A*                5,455             38
                                                       ______________      Total Commercial Services-Finance                             7,839
                                                                           _____________________________________________________________________
Total Broadcast Services/Programming                             38
_____________________________________________________________________      Computer Services - 1.4%
                                                                           Accenture, Cl A (D)                           93,306          2,565
Cable/Satellite TV - 3.3%                                                                                                         ______________
Comcast, Cl A (D)                            369,564          5,041
DIRECTV Group*                                35,673            813        Total Computer Services                                       2,565
DISH Network, Cl A*                           22,830            254        _____________________________________________________________________
                                                       ______________
                                                                           Computers - 4.5%
Total Cable/Satellite TV                                      6,108        Dell*                                         94,920            900
_____________________________________________________________________      Hewlett-Packard (D)                          225,441          7,228
                                                                           International Business Machines                  216             21
                                                                                                                                  ______________

                                                                           Total Computers                                               8,149
                                                                           _____________________________________________________________________

                                                                 14

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Cosmetics & Toiletries - 1.8%                                              Electronic Measuring Instruments - 0.1%
Alberto-Culver                                 6,596   $        149        Agilent Technologies*                         13,879   $        213
Bare Escentuals*                              15,979             66                                                               ______________
Estee Lauder, Cl A                            14,057            346
Procter & Gamble                              56,981          2,683        Total Electronic Measuring Instruments                          213
                                                       ______________      _____________________________________________________________________

Total Cosmetics & Toiletries                                  3,244        Engineering/R&D Services - 4.3%
_____________________________________________________________________      Fluor (D)                                     82,973          2,867
                                                                           Jacobs Engineering Group*                     59,818          2,313
Distribution/Wholesale - 0.8%                                              KBR (D)                                      188,140          2,598
Ingram Micro, Cl A*                           81,852          1,035                                                               ______________
Tech Data*                                    21,410            466
                                                       ______________      Total Engineering/R&D Services                                7,778
                                                                           _____________________________________________________________________
Total Distribution/Wholesale                                  1,501
_____________________________________________________________________      Entertainment Software - 1.1%
                                                                           Electronic Arts*                             107,609          1,957
Diversified Banking Institution - 1.2%                                                                                            ______________
Bank of America                              258,720          1,764
JPMorgan Chase                                14,847            395        Total Entertainment Software                                  1,957
                                                       ______________      _____________________________________________________________________

Total Diversified Banking Institution                         2,159        Fiduciary Banks - 4.1%
_____________________________________________________________________      Bank of New York Mellon (D)                  118,183          3,339
                                                                           Northern Trust                                40,085          2,398
Diversified Manufacturing Operations - 0.6%                                State Street                                  56,646          1,744
General Electric                              28,289            286                                                               ______________
Harsco                                        40,160            890
                                                       ______________      Total Fiduciary Banks                                         7,481
                                                                           _____________________________________________________________________
Total Diversified Manufacturing Operations                    1,176
_____________________________________________________________________      Finance-Credit Card - 0.1%
                                                                           Discover Financial Services                   19,218            121
E-Commerce/Services - 0.8%                                                                                                        ______________
eBay*                                        116,801          1,467
                                                       ______________      Total Finance-Credit Card                                       121
                                                                           _____________________________________________________________________
Total E-Commerce/Services                                     1,467
_____________________________________________________________________      Finance-Investment Banker/Broker - 2.5%
                                                                           Charles Schwab (D)                           290,935          4,509
Electric Products-Miscellaneous - 0.6%                                                                                            ______________
Molex                                         79,560          1,093
                                                       ______________      Total Finance-Investment Banker/Broker                        4,509
                                                                           _____________________________________________________________________
Total Electric Products-Miscellaneous                         1,093
_____________________________________________________________________      Financial Guarantee Insurance - 0.2%
                                                                           MBIA*                                         84,940            389
Electric-Generation - 0.3%                                                                                                        ______________
AES*                                          92,634            538
                                                       ______________      Total Financial Guarantee Insurance                             389
                                                                           _____________________________________________________________________
Total Electric-Generation                                       538
_____________________________________________________________________      Food-Dairy Products - 0.1%
                                                                           Dean Foods*                                   12,565            227
Electric-Integrated - 0.9%                                                                                                        ______________
PPL                                           58,805          1,688
                                                       ______________      Total Food-Dairy Products                                       227
                                                                           _____________________________________________________________________
Total Electric-Integrated                                     1,688
_____________________________________________________________________      Food-Meat Products - 1.6%
                                                                           Hormel Foods                                   8,763            278
Electronic Components-Miscellaneous - 0.2%                                 Tyson Foods, Cl A (D)                        290,047          2,724
Jabil Circuit                                 47,932            266                                                               ______________
Tyco Electronics                              10,637            117
                                                       ______________      Total Food-Meat Products                                      3,002
                                                                           _____________________________________________________________________
Total Electronic Components-Miscellaneous                       383
_____________________________________________________________________      Food-Miscellaneous/Diversified - 0.1%
                                                                           Corn Products International                   12,559            266
Electronic Components-Semiconductors - 5.8%                                                                                       ______________
Cree*                                         16,420            386
Intel (D)                                    391,556          5,893        Total Food-Miscellaneous/Diversified                            266
Intersil, Cl A                                 5,866             67        _____________________________________________________________________
Texas Instruments (D)                        255,945          4,226
                                                       ______________      Food-Wholesale/Distribution - 2.6%
                                                                           Sysco (D)                                    205,317          4,681
Total Electronic Components-Semiconductors                   10,572                                                               ______________
_____________________________________________________________________
                                                                           Total Food-Wholesale/Distribution                             4,681
Electronic Design Automation - 0.1%                                        _____________________________________________________________________
Synopsys*                                      9,554            198
                                                       ______________      Health Care Cost Containment - 1.8%
                                                                           McKesson (D)                                  93,462          3,275
Total Electronic Design Automation                              198                                                               ______________
_____________________________________________________________________
                                                                           Total Health Care Cost Containment                            3,275
                                                                           _____________________________________________________________________

                                                                 15

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Hospital Beds/Equipment - 0.1%                                             Medical-HMO - 1.0%
Hill-Rom Holdings                             25,355   $        251        Aetna                                         58,356   $      1,420
                                                       ______________      Health Net*                                   12,689            184
                                                                           UnitedHealth Group                             9,107            191
Total Hospital Beds/Equipment                                   251                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-HMO                                             1,795
Hotels & Motels - 0.1%                                                     _____________________________________________________________________
Starwood Hotels & Resorts Worldwide           16,328            207
                                                       ______________      Medical-Wholesale Drug Distributors - 4.7%
                                                                           AmerisourceBergen (D)                        146,094          4,771
Total Hotels & Motels                                           207        Cardinal Health (D)                          120,126          3,782
_____________________________________________________________________                                                             ______________

Independent Power Producer - 1.9%                                          Total Medical-Wholesale Drug Distributors                     8,553
Calpine*                                     218,568          1,488        _____________________________________________________________________
Mirant*                                       77,608            885
NRG Energy*                                   56,426            993        Metal Processors & Fabricators - 0.3%
Reliant Energy*                               54,640            174        Commercial Metals                             27,702            320
                                                       ______________      Timken                                        23,039            322
                                                                                                                                  ______________
Total Independent Power Producer                              3,540
_____________________________________________________________________      Total Metal Processors & Fabricators                            642
                                                                           _____________________________________________________________________
Internet Content-Information/News - 0.0%
WebMD Health, Cl A*                              966             22        Miscellaneous Manufacturing - 0.0%
                                                       ______________      John Bean Technologies                           699              7
                                                                                                                                  ______________
Total Internet Content-Information/News                          22
_____________________________________________________________________      Total Miscellaneous Manufacturing                                 7
                                                                           _____________________________________________________________________
Investment Management/Advisory Services - 2.9%
Blackrock                                     11,593          1,508        Multimedia - 0.6%
Janus Capital Group                          327,083          2,175        McGraw-Hill                                    4,974            114
T Rowe Price Group                            55,117          1,591        Walt Disney                                   50,852            923
                                                       ______________                                                             ______________

Total Investment Management/Advisory Services                 5,274        Total Multimedia                                              1,037
_____________________________________________________________________      _____________________________________________________________________

Life/Health Insurance - 1.4%                                               Networking Products - 0.1%
Aflac                                        111,955          2,167        Cisco Systems*                                 7,677            129
Principal Financial Group                     37,569            307                                                               ______________
                                                       ______________
                                                                           Total Networking Products                                       129
Total Life/Health Insurance                                   2,474        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil Companies-Exploration & Production - 3.3%
Machinery-Farm - 1.3%                                                      Cabot Oil & Gas                               24,301            573
AGCO*                                        118,242          2,318        EOG Resources                                 24,687          1,352
                                                       ______________      Occidental Petroleum (D)                      49,509          2,755
                                                                           Pioneer Natural Resources                     80,024          1,318
Total Machinery-Farm                                          2,318        Whiting Petroleum*                             1,228             32
_____________________________________________________________________                                                             ______________

Medical Products - 1.7%                                                    Total Oil Companies-Exploration & Production                  6,030
Johnson & Johnson                              9,120            480        _____________________________________________________________________
Stryker                                       75,646          2,575
Zimmer Holdings*                               4,024            147        Oil Companies-Integrated - 10.9%
                                                       ______________      Chevron (D)                                  116,728          7,849
                                                                           Exxon Mobil (D)                              164,088         11,174
Total Medical Products                                        3,202        Murphy Oil                                    19,047            853
_____________________________________________________________________                                                             ______________

Medical-Biomedical/Genetic - 2.0%                                          Total Oil Companies-Integrated                               19,876
Amgen*                                        39,011          1,932        _____________________________________________________________________
Gilead Sciences*                              36,470          1,689
                                                       ______________      Oil Refining & Marketing - 0.3%
                                                                           Tesoro                                        47,977            646
Total Medical-Biomedical/Genetic                              3,621                                                               ______________
_____________________________________________________________________
                                                                           Total Oil Refining & Marketing                                  646
Medical-Drugs - 3.2%                                                       _____________________________________________________________________
Forest Laboratories*                           2,380             52
Merck                                         55,124          1,475        Oil-Field Services - 1.1%
Pfizer                                       123,200          1,678        Baker Hughes                                   5,145            147
Schering-Plough                               35,168            828        Halliburton                                   94,798          1,466
Sepracor*                                     35,442            520        Schlumberger                                  10,712            435
Wyeth                                         30,488          1,312        Tetra Technologies*                           13,336             43
                                                       ______________                                                             ______________

Total Medical-Drugs                                           5,865        Total Oil-Field Services                                      2,091
_____________________________________________________________________      _____________________________________________________________________

                                                                 16

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)                                                Shares/Face
_____________________________________________________________________      Description                             Amount (000)    Value (000)
                                                                           _____________________________________________________________________
Paper & Related Products - 0.2%
Rayonier                                      11,172   $        338        Super-Regional Banks-US - 0.6%
                                                       ______________      SunTrust Banks                                49,235   $        578
                                                                           US Bancorp                                    15,543            227
Total Paper & Related Products                                  338        Wells Fargo                                   25,302            360
_____________________________________________________________________                                                             ______________

Pharmacy Services - 1.5%                                                   Total Super-Regional Banks-US                                 1,165
Express Scripts*                               4,717            218        _____________________________________________________________________
Medco Health Solutions*                       61,027          2,523
                                                       ______________      Telecommunications Equipment-Fiber Optics - 2.4%
                                                                           Corning (D)                                  329,367          4,371
Total Pharmacy Services                                       2,741                                                               ______________
_____________________________________________________________________
                                                                           Total Telecommunications Equipment-Fiber Optics               4,371
REITs-Office Property - 0.3%                                               _____________________________________________________________________
Boston Properties                             15,488            543
                                                       ______________      Telecommunications Services - 0.1%
                                                                           Clearwire, Cl A*                              19,776            102
Total REITs-Office Property                                     543                                                               ______________
_____________________________________________________________________
                                                                           Total Telecommunications Services                               102
REITs-Storage - 1.0%                                                       _____________________________________________________________________
Public Storage                                34,481          1,905
                                                       ______________      Telephone-Integrated - 3.0%
                                                                           AT&T (D)                                     137,114          3,455
Total REITs-Storage                                           1,905        Sprint Nextel*                               434,668          1,552
_____________________________________________________________________      Telephone & Data Systems                      17,662            468
                                                                                                                                  ______________
Retail-Apparel/Shoe - 0.4%
Foot Locker                                   44,823            470        Total Telephone-Integrated                                    5,475
Guess?                                        13,983            295        _____________________________________________________________________
                                                       ______________
                                                                           Tobacco - 1.6%
Total Retail-Apparel/Shoe                                       765        Altria Group                                  69,915          1,120
_____________________________________________________________________      Philip Morris International                   52,031          1,851
                                                                                                                                  ______________
Retail-Automobile - 0.2%
Carmax*                                       25,300            315        Total Tobacco                                                 2,971
                                                       ______________      _____________________________________________________________________

Total Retail-Automobile                                         315        Transport-Services - 1.4%
_____________________________________________________________________      CH Robinson Worldwide                         55,213          2,518
                                                                                                                                  ______________
Retail-Consumer Electronics - 0.2%
Best Buy                                      10,706            406        Total Transport-Services                                      2,518
                                                       ______________      _____________________________________________________________________

Total Retail-Consumer Electronics                               406        Travel Services - 0.0%
_____________________________________________________________________      Interval Leisure Group*                        1,405              7
                                                                                                                                  ______________
Retail-Discount - 3.9%
Big Lots*                                     32,924            684        Total Travel Services                                             7
BJ's Wholesale Club*                          16,077            514        _____________________________________________________________________
Costco Wholesale (D)                          84,497          3,914
Wal-Mart Stores                               39,284          2,047        Wireless Equipment - 0.7%
                                                       ______________      Motorola                                     281,250          1,190
                                                                                                                                  ______________
Total Retail-Discount                                         7,159
_____________________________________________________________________      Total Wireless Equipment                                      1,190
                                                                                                                                  ______________
Retail-Drug Store - 1.7%
CVS Caremark                                  45,443          1,249        Total Common Stock (Cost $236,206)                          216,260
Walgreen                                      75,332          1,956        _____________________________________________________________________
                                                       ______________
                                                                           U.S. Treasury Obligations - 0.6%
Total Retail-Drug Store                                       3,205        United States Treasury Bill (B)(C)
_____________________________________________________________________         0.426%, 10/22/2009                       $  1,050          1,047
                                                                                                                                  ______________
S&L/Thrifts-Central US - 0.5%
TFS Financial                                 83,208          1,009        Total U.S. Treasury Obligations (Cost $1,046)                 1,047
                                                       ______________      _____________________________________________________________________

Total S&L/Thrifts-Central US                                  1,009        Money Market Fund - 0.4%
_____________________________________________________________________      Dreyfus Cash Management Fund,
                                                                              Institutional Class, 0.761% (A)           702,666            703
S&L/Thrifts-Eastern US - 0.2%                                                                                                     ______________
Hudson City Bancorp                           28,969            339
                                                       ______________      Total Money Market Fund (Cost $703)                             703
                                                                           _____________________________________________________________________
Total S&L/Thrifts-Eastern US                                    339
_____________________________________________________________________      Total Investments - 119.2% (Cost $237,955)                  218,010
                                                                           _____________________________________________________________________
Semiconductor Components-Integrated Circuits - 0.5%
Analog Devices                                 5,321            103
Marvell Technology Group*                     82,946            760
                                                       ______________

Total Semiconductor Components-Integrated Circuits              863
_____________________________________________________________________

                                                                 17

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares         Value (000)       Description                               Shares         Value (000)
_____________________________________________________________________      _____________________________________________________________________

Securities Sold Short - (19.7)%                                            Commercial Services - (0.5)%
Advertising Sales - (0.0)%                                                 Weight Watchers International                (47,200)  $       (876)
Clear Channel Outdoor Holdings, Cl A*         (3,344)  $        (12)                                                              ______________
                                                       ______________
                                                                           Total Commercial Services                                      (876)
Total Advertising Sales                                         (12)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Computers-Memory Devices - (0.6)%
Applications Software - (0.3)%                                             Seagate Technology                          (180,395)        (1,084)
Nuance Communications*                       (57,378)          (623)                                                              ______________
                                                       ______________
                                                                           Total Computers-Memory Devices                               (1,084)
Total Applications Software                                    (623)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Consulting Services - (0.3)%
Auto/Truck Parts & Equipment-Original - (0.0)%                             FTI Consulting*                              (10,055)          (498)
TRW Automotive Holdings*                      (3,488)           (11)                                                              ______________
                                                       ______________
                                                                           Total Consulting Services                                      (498)
Total Auto/Truck Parts & Equipment-Original                     (11)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Data Processing/Management - (0.0)%
Auto-Medium & Heavy Duty Trucks - (0.1)%                                   Dun & Bradstreet                                (481)           (37)
Oshkosh                                      (18,064)          (122)                                                              ______________
                                                       ______________
                                                                           Total Data Processing/Management                                (37)
Total Auto-Medium & Heavy Duty Trucks                          (122)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Diversified Banking Institution - (0.2)%
Building & Construction Products-Miscellaneous - (0.3)%                    Goldman Sachs Group                           (3,348)          (355)
Owens Corning*                               (58,636)          (530)                                                              ______________
                                                       ______________
                                                                           Total Diversified Banking Institution                          (355)
Total Building & Construction Products-Miscellaneous           (530)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Diversified Manufacturing Operations - (0.1)%
Building Products-Cement/Aggregate - (0.8)%                                Ingersoll-Rand, Cl A                          (9,763)          (135)
Eagle Materials                              (57,882)        (1,404)                                                              ______________
                                                       ______________
                                                                           Total Diversified Manufacturing Operations                     (135)
Total Building Products-Cement/Aggregate                     (1,404)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Electronic Components-Miscellaneous - (0.0)%
Building-Residential/Commercial - (1.7)%                                   Vishay Intertechnology*                      (18,283)           (64)
MDC Holdings                                 (49,021)        (1,527)                                                              ______________
NVR*                                          (1,712)          (732)
Toll Brothers*                               (43,906)          (797)       Total Electronic Components-Miscellaneous                       (64)
                                                       ______________      _____________________________________________________________________

Total Building-Residential/Commercial                        (3,056)       Electronic Components-Semiconductors - (1.0)%
_____________________________________________________________________      International Rectifier*                     (73,245)          (990)
                                                                           ON Semiconductor*                           (211,483)          (825)
Coal - (0.3)%                                                                                                                     ______________
Patriot Coal*                                (22,897)           (85)
Walter Industries                            (16,392)          (375)       Total Electronic Components-Semiconductors                   (1,815)
                                                       ______________      _____________________________________________________________________

Total Coal                                                     (460)       Electronic Design Automation - (0.1)%
_____________________________________________________________________      Cadence Design Systems*                      (41,257)          (173)
                                                                                                                                  ______________
Commercial Banks-Central US - (0.0)%
Marshall & Ilsley                             (5,555)           (31)       Total Electronic Design Automation                             (173)
                                                       ______________      _____________________________________________________________________

Total Commercial Banks-Central US                               (31)       Fiduciary Banks - (0.0)%
_____________________________________________________________________      Wilmington Trust                              (8,453)           (82)
                                                                                                                                  ______________
Commercial Banks-Eastern US - (0.4)%
CapitalSource                               (103,898)          (127)       Total Fiduciary Banks                                           (82)
Webster Financial                           (159,892)          (680)       _____________________________________________________________________
                                                       ______________
                                                                           Finance-Consumer Loans - (0.7)%
Total Commercial Banks-Eastern US                              (807)       SLM*                                        (242,187)        (1,199)
_____________________________________________________________________      Student Loan                                    (186)            (8)
                                                                                                                                  ______________
Commercial Banks-Southern US - (0.7)%
First Horizon National                       (45,023)          (484)       Total Finance-Consumer Loans                                 (1,207)
Regions Financial                           (189,210)          (806)       _____________________________________________________________________
                                                       ______________
                                                                           Finance-Investment Banker/Broker - (1.4)%
Total Commercial Banks-Southern US                           (1,290)       Jefferies Group                              (48,009)          (663)
_____________________________________________________________________      Lazard, Cl A                                 (63,202)        (1,858)
                                                                                                                                  ______________
Commercial Banks-Western US - (0.5)%
Zions Bancorporation                         (98,245)          (966)       Total Finance-Investment Banker/Broker                       (2,521)
                                                       ______________      _____________________________________________________________________

Total Commercial Banks-Western US                              (966)
_____________________________________________________________________

                                                                 18

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares         Value (000)       Description                               Shares         Value (000)
_____________________________________________________________________      _____________________________________________________________________

Investment Management/Advisory Services - (1.3)%                           REITs-Mortgage - (0.0)%
Affiliated Managers Group*                   (15,042)  $       (627)       Annaly Capital Management                     (1,982)  $        (27)
Legg Mason                                  (112,106)        (1,782)                                                              ______________
                                                       ______________
                                                                           Total REITs-Mortgage                                            (27)
Total Investment Management/Advisory Services                (2,409)       _____________________________________________________________________
_____________________________________________________________________
                                                                           REITs-Regional Malls - (0.8)%
Medical-Drugs - (0.1)%                                                     Taubman Centers                              (90,345)        (1,539)
King Pharmaceuticals*                        (22,173)          (157)                                                              ______________
                                                       ______________
                                                                           Total REITs-Regional Malls                                   (1,539)
Total Medical-Drugs                                            (157)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Rental Auto/Equipment - (0.1)%
Medical-Generic Drugs - (0.8)%                                             United Rentals*                              (38,183)          (161)
Perrigo                                      (61,858)        (1,536)                                                              ______________
                                                       ______________
                                                                           Total Rental Auto/Equipment                                    (161)
Total Medical-Generic Drugs                                  (1,536)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Apparel/Shoe - (0.0)%
Metal-Aluminum - (0.3)%                                                    AnnTaylor Stores*                             (2,822)           (15)
Century Aluminum*                           (228,838)          (483)       Liz Claiborne                                (22,598)           (56)
                                                       ______________                                                             ______________

Total Metal-Aluminum                                           (483)       Total Retail-Apparel/Shoe                                       (71)
_____________________________________________________________________      _____________________________________________________________________

Metal-Copper - (0.0)%                                                      Retail-Auto Parts - (0.2)%
Freeport-McMoRan Copper & Gold                  (509)           (19)       Autozone*                                     (2,127)          (346)
                                                       ______________                                                             ______________

Total Metal-Copper                                              (19)       Total Retail-Auto Parts                                        (346)
_____________________________________________________________________      _____________________________________________________________________

Multi-line Insurance - (0.7)%                                              Semiconductor Components-Integrated Circuits - (0.1)%
Hartford Financial Services Group           (118,241)          (928)       Integrated Device Technology*                (36,083)          (164)
XL Capital, Cl A                             (50,313)          (275)                                                              ______________
                                                       ______________
                                                                           Total Semiconductor Components-Integrated Circuits             (164)
Total Multi-line Insurance                                   (1,203)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Semiconductor Equipment - (1.3)%
Multimedia - (0.0)%                                                        Kla-Tencor                                   (45,284)          (906)
EW Scripps, Cl A                             (16,239)           (22)       Lam Research*                                (64,971)        (1,479)
                                                       ______________                                                             ______________

Total Multimedia                                                (22)       Total Semiconductor Equipment                                (2,385)
_____________________________________________________________________      _____________________________________________________________________

Office Automation & Equipment - (0.8)%                                     Super-Regional Banks-US - (0.4)%
Pitney Bowes                                 (63,422)        (1,481)       Capital One Financial                        (32,933)          (403)
                                                       ______________      Keycorp                                      (44,787)          (352)
                                                                                                                                  ______________
Total Office Automation & Equipment                          (1,481)
_____________________________________________________________________      Total Super-Regional Banks-US                                  (755)
                                                                           _____________________________________________________________________
Oil Companies-Exploration & Production - (1.1)%
Plains Exploration & Production*             (82,334)        (1,419)       Telecommunications Equipment - (0.4)%
Quicksilver Resources*                       (42,959)          (238)       ADC Telecommunications*                     (177,561)          (780)
W&T Offshore                                 (61,158)          (376)                                                              ______________
                                                       ______________
                                                                           Total Telecommunications Equipment                             (780)
Total Oil Companies-Exploration & Production                 (2,033)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Telecommunications Equipment-Fiber Optics - (0.1)%
Oil-Field Services - (0.2)%                                                Ciena*                                       (28,719)          (223)
Global Industries*                           (31,108)          (119)                                                              ______________
Helix Energy Solutions Group*                (34,915)          (179)
                                                       ______________      Total Telecommunications Equipment-Fiber Optics                (223)
                                                                           _____________________________________________________________________
Total Oil-Field Services                                       (298)
_____________________________________________________________________      Television - (0.0)%
                                                                           CBS, Cl B                                    (18,869)           (72)
Real Estate Management/Services - (0.1)%                                                                                          ______________
CB Richard Ellis Group, Cl A*                (52,441)          (211)
                                                       ______________      Total Television                                                (72)
                                                                           _____________________________________________________________________
Total Real Estate Management/Services                          (211)
_____________________________________________________________________      Therapeutics - (0.2)%
                                                                           BioMarin Pharmaceuticals*                    (25,075)          (310)
REITs-Apartments - (0.4)%                                                                                                         ______________
Apartment Investment &
   Management, Cl A                         (109,816)          (602)       Total Therapeutics                                             (310)
UDR                                           (4,569)           (39)       _____________________________________________________________________
                                                       ______________

Total REITs-Apartments                                         (641)
_____________________________________________________________________

                                                                 19

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________

Description                               Shares         Value (000)
_____________________________________________________________________

Wireless Equipment - (0.3)%
SBA Communications, Cl A*                    (21,215)  $       (494)
                                                       ______________

Total Wireless Equipment                                       (494)
_____________________________________________________________________

Total Securities Sold Short
   (Proceeds received of $(44,125))                         (35,979)
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.5%                        867
_____________________________________________________________________

Total Net Assets - 100.0%                              $    182,898
_____________________________________________________________________

The Fund had the following futures contracts open as of March 31, 2009:

                                  Contract               Unrealized
                       Number of   Value    Expiration  Appreciation
Contract Description   Contracts   (000)       Date        (000)
_____________________  _________ __________ __________ ______________

S&P 500 EMINI
   Index - Long           74       $2,941    06/19/09       $176
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

                                                                 20

OLD MUTUAL BARROW HANLEY VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, Inc.

Performance Highlights

o    For the fiscal year ended March 31, 2009, the Old Mutual Barrow Hanley Value Fund (the "Fund") slightly underperformed its benchmark, the S&P 500 Index. The Fund's Class Z shares posted a (38.29)% return versus a (38.09)% return for the benchmark.

o    From a sector perspective, stock selection in the financials sector hurt Fund performance the most. Selection in the consumer discretionary sector and an underweight in the information technology sector also hurt performance. The Fund benefited from stock selection in the health care and industrial sectors, as well as an overweight in the telecommunications sector.

o    Among the individual stocks that contributed to Fund performance were tobacco manufacturer UST (no longer a Fund holding), and pharmaceutical companies Bristol-Myers Squibb and Wyeth.

o    Financial services companies Bank of America and American Express, and English tobacco manufacturer Imperial Tobacco Group, detracted from the Fund's performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2009, the Old Mutual Barrow Hanley Value Fund (the "Fund") slightly underperformed its benchmark, the S&P 500 Index (the "Index"). The Fund's Class Z shares posted a (38.29)% return versus a (38.09)% return for the benchmark. Performance for all share classes can be found on page 23.

Q.   What investment environment did the Fund face during the past year?

A.   The period was one of the toughest environments for stocks since the 1930s and none of the industries in the Index had a positive return during the period, with the worst category being the financials sector. Many financial services firms entered into receivership, merged with another firm, or sought relief directly from the U.S. Treasury through the unprecedented
     Troubled Asset Relief Program.

Q.   Which market factors influenced the Fund's relative performance?

A.   Security selection in the financials sector was the most influential factor in Fund performance. Barrow, Hanley, Mewhinney &
     Strauss, Inc. ("Barrow Hanley") continues to hold financials sector stocks as it believes the economy is showing signs of recovery and that the bottom and the first uptick may be the fourth quarter of 2009. Barrow Hanley believes that while the recovery is likely to be slow, profits should rebound, but that it could be 2011 before companies are comfortable with the general pace of economic activity.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, stock selection in the financials sector hurt Fund performance the most. Selection in the consumer discretionary sector and an underweight in the information technology sector also hurt performance. The Fund benefited from stock selection in the health care and industrial sectors, as well as an overweight in the telecommunications sector.

     Among the individual stocks that contributed to Fund performance were tobacco manufacturer UST (no longer a Fund holding), and pharmaceutical companies Bristol-Myers Squibb and Wyeth. UST benefited due to a buyout by Altria Group. Bristol-Myers Squibb's earnings were more robust than most in the pharmaceutical industry and earnings for 2009 are expected to be up. Wyeth benefited due to an anticipated buyout plan by Pfizer planned for later in 2009 at a premium to its current price. On the other side of the equation, financial services companies Bank of America and American Express, and English tobacco manufacturer Imperial
     Tobacco Group, detracted from the Fund's performance. Bank of America saw its stock price decline along with most other major banks. American Express's stock declined in the face of poor performance on its credit card business. Imperial Tobacco Group suffered a significant decline in earnings due to the changes in value between the U.S. Dollar and British Pound Sterling.

                                                                                                            Barrow Hanley Value Fund

                                                                 21

OLD MUTUAL BARROW HANLEY VALUE FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, Inc.

Top Ten Holdings
as of March 31, 2009*

Wyeth                                                                       3.9%
___________________________________________________________________________________

Bristol-Myers Squibb                                                        3.7%
___________________________________________________________________________________

Verizon Communications                                                      3.6%
___________________________________________________________________________________

Philip Morris International                                                 3.4%
___________________________________________________________________________________

Quest Diagnostics                                                           3.3%
___________________________________________________________________________________

International Business Machines                                             3.3%
___________________________________________________________________________________

AT&T                                                                        3.2%
___________________________________________________________________________________

Occidental Petroleum                                                        3.2%
___________________________________________________________________________________

Imperial Tobacco Group ADR                                                  3.0%
___________________________________________________________________________________

Hewlett-Packard                                                             2.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           33.5%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   What is the investment outlook for the large-cap value equity market?

A.   Barrow Hanley feels that concerns regarding inflation may be overstated, as it believes the U.S. may be struggling instead with deflation. Barrow Hanley expects that saving, rather than consuming, will be the new mantra. Barrow Hanley believes credit markets may be thawing, but the banking system may be generally more interested in shrinking its balance sheet than taking on risk. In the past year, Barrow Hanley adjusted the holdings in the Fund to increase exposure in information technology and health care, two areas not usually available as value investments because of high price to earnings multiples and low dividend yields that are typical characteristics of these sectors. However, Barrow Hanley points out that with the sharp market decline, some holdings in these sectors now qualify as value investments. Barrow Hanley is optimistic that 2009 will end on a good note, but expects above-average volatility until then.

Barrow Hanley Value Fund

                                                                 22

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                        Annualized    Annualized     Annualized
                                                              Inception      1 Year       5 Year        10 Year      Inception
                                                                Date         Return       Return        Return        to Date
____________________________________________________________________________________________________________________________________

Class Z*                                                       09/10/98     (38.29)%     (7.01)%         2.26%          3.27%
Class A with load                                              07/31/03     (41.97)%     (8.31)%          n/a          (5.48)%
Class A without load                                           07/31/03     (38.39)%     (7.21)%          n/a          (4.49)%
Class C with load                                              07/31/03     (39.40)%     (7.93)%          n/a          (5.22)%
Class C without load                                           07/31/03     (38.80)%     (7.93)%          n/a          (5.22)%
Institutional Class                                            12/20/06 (1) (38.06)%       n/a            n/a         (22.69)%
Russell 1000® Value Index                                      09/10/98     (42.42)%     (4.94)%        (0.62)%         1.43%
S&P 500 Index                                                  09/10/98     (38.09)%     (4.76)%        (3.00)%        (0.24)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*    Data prior to December 14, 2001 includes performance of a predecessor fund, whose inception date was September 10, 1998. The predecessor fund had investment goals, strategies and policies that were substantially similar to the Fund.
(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-adviser and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the December 9, 2008 Class Z and Institutional
Class shares prospectus and in the July 28, 2008 Class A and Class C shares prospectus) are 1.37% and 1.10%; 2.38% and 1.35%; 2.87%
and 2.10%; and 1.02% and 0.90%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Barrow Hanley Value Fund, Class Z	S&P 500 Index	Russell 1000® Value Index
3/31/99	10,000	10,000	10,000
3/31/00	9,658	11,794	10,634
3/31/01	14,868	9,238	10,662
3/31/02	17,963	9,260	11,130
3/31/03	13,342	6,967	8,593
3/31/04	17,987	9,414	12,101
3/31/05	19,180	10,044	13,694
3/31/06	20,080	11,222	15,517
3/31/07	22,898	12,549	18,128
3/31/08	20,267	11,912	16,317
3/31/09	12,507	7,375	9,396

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of March 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	5.1%
Consumer Discretionary	6.0%
Consumer Staples	11.1%
Energy	8.9%
Financials	7.6%
Health Care	18.4%
Industrials	13.2%
Information Technology	13.1%
Telecommunications Services	6.8%
Utilities	9.8%

                                                                 23

OLD MUTUAL BARROW HANLEY VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares         Value (000)       Description                               Shares         Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 94.9%                                                       Food-Miscellaneous/Diversified - 0.8%
Applications Software - 2.8%                                               Kraft Foods, Cl A                             42,251   $        942
Microsoft                                    176,000   $      3,233                                                               ______________
                                                       ______________
                                                                           Total Food-Miscellaneous/Diversified                            942
Total Applications Software                                   3,233        _____________________________________________________________________
_____________________________________________________________________
                                                                           Funeral Services & Related Items - 0.6%
Beverages-Wine/Spirits - 2.5%                                              Service Corp International                   199,100            695
Diageo ADR                                    64,072          2,867                                                               ______________
                                                       ______________
                                                                           Total Funeral Services & Related Items                          695
Total Beverages-Wine/Spirits                                  2,867        _____________________________________________________________________
_____________________________________________________________________
                                                                           Gas-Distribution - 1.3%
Computers - 6.2%                                                           Centerpoint Energy                           147,300          1,536
Hewlett-Packard                              105,903          3,395                                                               ______________
International Business Machines               38,650          3,745
                                                       ______________      Total Gas-Distribution                                        1,536
                                                                           _____________________________________________________________________
Total Computers                                               7,140
_____________________________________________________________________      Hotels & Motels - 0.5%
                                                                           Wyndham Worldwide                            145,187            610
Cruise Lines - 2.2%                                                                                                               ______________
Carnival                                     116,558          2,518
                                                       ______________      Total Hotels & Motels                                           610
                                                                           _____________________________________________________________________
Total Cruise Lines                                            2,518
_____________________________________________________________________      Medical Labs & Testing Services - 3.3%
                                                                           Quest Diagnostics                             80,544          3,824
Diversified Banking Institution - 3.7%                                                                                            ______________
Bank of America                              171,663          1,171
Citigroup                                    113,409            287        Total Medical Labs & Testing Services                         3,824
JPMorgan Chase                               104,757          2,784        _____________________________________________________________________
                                                       ______________
                                                                           Medical Products - 1.0%
Total Diversified Banking Institution                         4,242        Baxter International                          22,958          1,176
_____________________________________________________________________                                                             ______________

Diversified Manufacturing Operations - 12.4%                               Total Medical Products                                        1,176
Cooper Industries, Cl A                      110,000          2,845        _____________________________________________________________________
General Electric                             237,730          2,403
Honeywell International                      110,038          3,066        Medical-Drugs - 9.8%
Illinois Tool Works                          101,255          3,124        Bristol-Myers Squibb                         196,601          4,310
ITT                                           75,000          2,885        Pfizer                                       183,883          2,504
                                                       ______________      Wyeth                                        103,817          4,468
                                                                                                                                  ______________
Total Diversified Manufacturing Operations                   14,323
_____________________________________________________________________      Total Medical-Drugs                                          11,282
                                                                           _____________________________________________________________________
Electric-Integrated - 8.5%
Constellation Energy Group                    47,700            985        Medical-HMO - 1.5%
Dominion Resources                            69,124          2,142        WellPoint*                                    45,012          1,709
Duke Energy                                  205,320          2,940                                                               ______________
Entergy                                       46,385          3,158
Exelon                                        11,500            522        Total Medical-HMO                                             1,709
                                                       ______________      _____________________________________________________________________

Total Electric-Integrated                                     9,747        Medical-Wholesale Drug Distributors - 2.7%
_____________________________________________________________________      Cardinal Health                               99,100          3,120
                                                                                                                                  ______________
Electronic Components-Semiconductors - 2.6%
Intel                                        199,700          3,005        Total Medical-Wholesale Drug Distributors                     3,120
                                                       ______________      _____________________________________________________________________

Total Electronic Components-Semiconductors                    3,005        Multi-line Insurance - 0.5%
_____________________________________________________________________      American International Group                  77,469             77
                                                                           XL Capital, Cl A                              87,661            479
Finance-Consumer Loans - 0.7%                                                                                                     ______________
SLM*                                         154,288            764
                                                       ______________      Total Multi-line Insurance                                      556
                                                                           _____________________________________________________________________
Total Finance-Consumer Loans                                    764
_____________________________________________________________________      Oil Companies-Exploration & Production - 3.2%
                                                                           Occidental Petroleum                          65,822          3,663
Finance-Credit Card - 1.3%                                                                                                        ______________
American Express                             112,362          1,531
                                                       ______________      Total Oil Companies-Exploration & Production                  3,663
                                                                           _____________________________________________________________________
Total Finance-Credit Card                                     1,531
_____________________________________________________________________      Oil Companies-Integrated - 2.3%
                                                                           ConocoPhillips                                68,195          2,671
                                                                                                                                  ______________

                                                                           Total Oil Companies-Integrated                                2,671
                                                                           _____________________________________________________________________

                                                                 24

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares         Value (000)       Description                               Shares         Value (000)
_____________________________________________________________________      _____________________________________________________________________

Pipelines - 3.4%                                                           Money Market Fund - 5.1%
El Paso                                      142,994   $        894        Dreyfus Cash Management Fund,
Spectra Energy                               212,572          3,006           Institutional Class, 0.761% (A)         5,841,753   $      5,842
                                                       ______________                                                             ______________

Total Pipelines                                               3,900        Total Money Market Fund (Cost $5,842)                         5,842
_____________________________________________________________________      _____________________________________________________________________

Retail-Building Products - 0.4%                                            Total Investments - 100.0% (Cost $176,279)                  115,057
Home Depot                                    17,227            406        _____________________________________________________________________
                                                       ______________
                                                                           Other Assets and Liabilities, Net - 0.0%                         28
Total Retail-Building Products                                  406        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                              $    115,085
Super-Regional Banks-US - 1.5%                                             _____________________________________________________________________
Capital One Financial                         65,340            800
PNC Financial Services Group                  12,936            379        For descriptions of abbreviations and footnotes, please refer to
Wells Fargo                                   34,415            490        page 117.
                                                       ______________

Total Super-Regional Banks-US                                 1,669
_____________________________________________________________________

Telecommunications Services - 0.0%
Fairpoint Communications                       2,787              2
                                                       ______________

Total Telecommunications Services                                 2
_____________________________________________________________________

Telephone-Integrated - 6.8%
AT&T                                         148,314          3,738
Verizon Communications                       136,158          4,112
                                                       ______________

Total Telephone-Integrated                                    7,850
_____________________________________________________________________

Television - 0.2%
CBS, Cl B                                     67,800            260
                                                       ______________

Total Television                                                260
_____________________________________________________________________

Tobacco - 7.8%
Altria Group                                 100,532          1,611
Imperial Tobacco Group ADR                    76,747          3,446
Philip Morris International                  109,500          3,896
                                                       ______________

Total Tobacco                                                 8,953
_____________________________________________________________________

Tools-Hand Held - 2.1%
Stanley Works                                 83,111          2,420
                                                       ______________

Total Tools-Hand Held                                         2,420
_____________________________________________________________________

Transport-Rail - 0.8%
Burlington Northern Santa Fe                  14,588            877
                                                       ______________

Total Transport-Rail                                            877
_____________________________________________________________________

Wireless Equipment - 1.5%
Nokia ADR                                    147,724          1,724
                                                       ______________

Total Wireless Equipment                                      1,724
                                                       ______________

Total Common Stock (Cost $170,437)                          109,215
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 25

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Columbus Circle Investors

Performance Highlights

o    For the fiscal year ended March 31, 2009, the Old Mutual Columbus Circle Technology and Communications Fund (the "Fund")
     underperformed its benchmark, the NYSE Arca Tech 100 Index. The Fund's Class Z shares posted a (29.67)% return versus a
     (26.43)% return for the benchmark.

o    Technology companies saw eroding fundamentals throughout the year as the global financial crises reduced demand. Technology stocks generally underperformed as they could not cut costs fast enough to keep pace with the reduced demand.

o    Stocks that contributed to the Fund's performance during the year included Genentech (no longer a Fund holding), Millennium
     Pharmaceutical (no longer a Fund holding) and Sybase.

o    Research in Motion, Alcon (no longer a Fund holding) and Adobe Systems (no longer a Fund holding) detracted from the Fund's performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2009, the Old Mutual Columbus Circle Technology and Communications Fund (the "Fund")
     underperformed its benchmark, the NYSE Arca Tech 100 Index. The Fund's Class Z shares posted a (29.67)% (1) return versus a
     (26.43)% return for the benchmark. Performance for all share classes can be found on page 28.

Q.   What investment environment did the Fund face during the past year?

A.   The financial crisis, which began during the second quarter of 2008, worsened as the period progressed. Equities fell sharply during the third and fourth quarters of 2008 as increases in unemployment and a lack of liquidity caused a significant slowdown in global demand. Many companies struggled to raise cash as financing options were virtually non-existent. Despite the U.S.
     Federal Reserve Board's (the "Fed") efforts to provide ample liquidity, massive deleveraging continued and some of the nation's oldest financial institutions faced solvency issues which forced them into bankruptcy, government control or mergers. By the end of 2008, technology stocks regained some of their losses due to government intervention in the fixed income markets and hope for a fiscal stimulus package.

     Early in 2009, both consumers and companies increased their savings rate and paid down debt amid the global economic uncertainty and lack of credit availability. Technology stocks continued their slide early in the first quarter of 2009 as companies failed to see any meaningful improvement in end-market demand. Rising unemployment, falling house prices and deteriorating bank balance sheets all contributed to the decline. With this as a backdrop, companies reduced their growth plans and aggressively cut costs to better navigate an environment of uncertainty and limited visibility. By March 2009, some companies started to see stabilization in end-market demand due to inventory replenishment. Furthermore, the governments in the
     United Kingdom and U.S. began reducing key interest rates which pumped millions of dollars into their respective economies.

Q.   Which market factors influenced the Fund's relative performance?

A.   Technology companies saw eroding fundamentals throughout the year as the global financial crises caused reduced demand.
     Technology stocks generally underperformed as they could not cut costs fast enough to keep pace with the reduced demand.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund's concentrated nature makes it best to discuss performance in terms of individual holdings rather than sector themes.
     Stocks that contributed to the Fund's performance during the year included Genentech (no longer a Fund holding), Millennium
     Pharmaceutical (no longer a Fund holding) and Sybase. On the other side of the equation, Research in Motion, Alcon (no longer a
     Fund holding) and Adobe Systems (no longer a Fund holding) detracted from the Fund's performance.

     Genentech, a leading biotechnology company, benefited when Roche bought the company for $95 a share. Millennium Pharmaceutical, a biotechnology company focusing on hematology and oncology products, benefited due to the company reporting sales significantly above expectations for its multiple myeloma drug, Velcade. Also contributing to the company's positive performance was the acquisition of the company by Japan's Takeda Pharmaceutical for a premium.

Columbus Circle Technology and Communications Fund

                                                                 26

Top Ten Holdings
as of March 31, 2009*

Qualcomm                                                                    5.1%
___________________________________________________________________________________

Apple                                                                       5.1%
___________________________________________________________________________________

Genzyme                                                                     4.1%
___________________________________________________________________________________

BMC Software                                                                2.7%
___________________________________________________________________________________

Check Point Software
Technologies                                                                2.7%
___________________________________________________________________________________

American Tower, Cl A                                                        2.6%
___________________________________________________________________________________

Gilead Sciences                                                             2.6%
___________________________________________________________________________________

McAfee                                                                      2.6%
___________________________________________________________________________________

Marvell Technology Group                                                    2.5%
___________________________________________________________________________________

Google, Cl A                                                                2.5%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           32.5%
___________________________________________________________________________________

* Excludes short-term money market fund.

     Sybase, a provider of enterprise and mobile information management software, produced better than expected operating results throughout 2008, driven by increased sales of new database add-on products that allow customers to process data more efficiently. Also, the company's mobile applications segment benefited from an increasingly mobile workforce, while the mobile messaging business continued to yield high growth in conjunction with growth in text messaging. Importantly, management allowed revenue outperformance to flow through to the bottom line, demonstrating healthy operating leverage.

     Research in Motion, a wireless communications company, detracted from Fund performance when its stock price declined on lowered future guidance due to a reduction of gross margin. Columbus Circle Investors ("Columbus Circle") reduced the Fund's position in the holding due to the increased competitiveness of the industry, but Columbus Circle believes that the secular growth of smartphones may enable Research in Motion to outperform during the current economic slowdown.

     Alcon, a leader in ophthalmology pharmaceuticals, surgical equipment and devices, missed its third quarter estimates and reduced 2009 guidance, causing a decline in its stock price. This was due, in part, to weaker than expected sales of allergy and glaucoma drugs. Foreign exchange exposure and increased operating expenses also detracted from revenue and earnings.
     Columbus Circle exited the position as it feels the company chose to sacrifice margins for future growth.

     Adobe Systems, the leading software maker for web publishing, announced that it did not meet revenue expectations due to the weak global economy and lower than expected demand for its new product, Creative Suite4, which started shipping in October
     2008. Columbus Circle exited the position when it appeared that the downturn would extend until the company's next product cycle, which launches in early 2010.

Q.   What is the investment outlook for the technology market?

A.   Columbus Circle points out that while some technology companies saw business improve in March 2009 due to inventory restocking, it expects technology spending to remain under pressure for the next six months. Looking forward, Columbus Circle believes there may be positive indicators in terms of yield curve shape, Fed liquidity injections and congressional legislation that may begin to restore health to the financial system and enable well-capitalized entities to lead the market toward recovery by the end of 2009. Columbus Circle continues to focus on themes with dynamic secular trends and companies with recurring revenue streams. The themes Columbus Circle remains focused on are video streaming and downloading, internet advertising, emerging market internet growth, next generation carrier spending (voice over IP, bandwidth optimization), alternative energy/energy technology, biotechnology and security. Columbus Circle believes it has positioned the Fund to capitalize on these themes.

(1)  Part of the Fund's performance is due to a one-time distribution of settlement funds from the Pilgrim, Baxter & Associates,
     Ltd. Fair Fund. If the Fund had not received this distribution, its performance would have been lower. The amount received from this distribution is disclosed as Settlement Income on the Statements of Operations.

                                                                                  Columbus Circle Technology and Communications Fund

                                                                 27

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                        Annualized    Annualized     Annualized
                                                              Inception      1 Year       5 Year        10 Year      Inception
                                                                Date         Return       Return        Return        to Date
____________________________________________________________________________________________________________________________________

Class Z*                                                       09/29/95     (29.67)%     (1.51)%        (7.95)%         2.02%
Class A with load                                              09/30/03     (33.94)%     (2.94)%          n/a          (0.81)%
Class A without load                                           09/30/03     (29.89)%     (1.77)%          n/a           0.26%
Class C with load                                              09/30/03     (31.13)%     (2.49)%          n/a          (0.47)%
Class C without load                                           09/30/03     (30.43)%     (2.49)%          n/a          (0.47)%
Institutional Class                                            12/20/06 (1) (29.61)%       n/a            n/a         (10.91)%
NYSE Arca Tech 100 Index                                       09/29/95     (26.43)%     (2.51)%         2.49%          8.90%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action and/or regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

*    Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.
(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-adviser and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the December 9, 2008 Class Z and Institutional
Class shares prospectus and in the July 28, 2008 Class A and Class C shares prospectus) are 1.84% and 1.46%; 3.87% and 1.71%; 4.61%
and 2.46%; and 1,490.15% and 1.21%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Columbus Circle Technology and Communications Fund, Class Z	NYSE Arca Tech 100 Index
3/31/99	10,000	10,000
3/31/00	33,399	23,407
3/31/01	8,617	13,356
3/31/02	6,470	13,846
3/31/03	3,198	9,248
3/31/04	4,711	14,517
3/31/05	4,549	14,786
3/31/06	5,704	17,907
3/31/07	5,748	18,151
3/31/08	6,207	17,378
3/31/09	4,366	12,785

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	5.3%
Consumer Discretionary	6.6%
Consumer Staples	1.2%
Energy	0.9%
Health Care	16.7%
Industrials	0.8%
Information Technology	59.6%
Materials	1.0%
Telecommunications Services	7.9%

                                                                 28

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares         Value (000)       Description                               Shares         Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 95.9%                                                       Enterprise Software/Services - 8.0%
Agricultural Chemicals - 1.0%                                              BMC Software*                                 78,350   $      2,586
Monsanto                                      11,400   $        947        CA                                            72,077          1,269
                                                       ______________      Open Text*                                    50,350          1,734
                                                                           Sybase*                                       64,900          1,966
Total Agricultural Chemicals                                    947                                                               ______________
_____________________________________________________________________
                                                                           Total Enterprise Software/Services                            7,555
Applications Software - 4.2%                                               _____________________________________________________________________
Check Point Software Technologies*           114,568          2,545
Citrix Systems*                               62,000          1,404        Entertainment Software - 2.1%
                                                       ______________      Activision Blizzard*                         193,200          2,021
                                                                                                                                  ______________
Total Applications Software                                   3,949
_____________________________________________________________________      Total Entertainment Software                                  2,021
                                                                           _____________________________________________________________________
Cellular Telecommunications - 1.5%
China Mobile ADR                              33,430          1,455        Instruments-Scientific - 2.3%
                                                       ______________      Thermo Fisher Scientific*                     59,420          2,120
                                                                                                                                  ______________
Total Cellular Telecommunications                             1,455
_____________________________________________________________________      Total Instruments-Scientific                                  2,120
                                                                           _____________________________________________________________________
Computers - 8.5%
Apple*                                        46,370          4,874        Internet Application Software - 0.5%
International Business Machines               18,430          1,786        Cybersource*                                  33,700            499
Research In Motion*                           31,737          1,367                                                               ______________
                                                       ______________
                                                                           Total Internet Application Software                             499
Total Computers                                               8,027        _____________________________________________________________________
_____________________________________________________________________
                                                                           Internet Content-Information/News - 1.9%
Computers-Memory Devices - 2.0%                                            Baidu ADR*                                    10,190          1,800
EMC*                                          80,920            922                                                               ______________
STEC*                                        129,300            953
                                                       ______________      Total Internet Content-Information/News                       1,800
                                                                           _____________________________________________________________________
Total Computers-Memory Devices                                1,875
_____________________________________________________________________      Internet Infrastructure Software - 1.2%
                                                                           F5 Networks*                                  53,770          1,126
E-Commerce/Products - 1.2%                                                                                                        ______________
Amazon.com*                                   15,370          1,129
                                                       ______________      Total Internet Infrastructure Software                        1,126
                                                                           _____________________________________________________________________
Total E-Commerce/Products                                     1,129
_____________________________________________________________________      Internet Security - 2.6%
                                                                           McAfee*                                       72,680          2,435
E-Commerce/Services - 2.9%                                                                                                        ______________
Ctrip.com International ADR                   41,000          1,123
priceline.com*                                20,760          1,635        Total Internet Security                                       2,435
                                                       ______________      _____________________________________________________________________

Total E-Commerce/Services                                     2,758        Medical Information Systems - 0.7%
_____________________________________________________________________      athenahealth*                                 26,010            627
                                                                                                                                  ______________
Electronic Components-Semiconductors - 7.3%
Altera                                        34,160            599        Total Medical Information Systems                               627
Broadcom, Cl A*                               80,380          1,606        _____________________________________________________________________
MEMC Electronic Materials*                    28,734            474
Monolithic Power Systems*                     29,010            450        Medical-Biomedical/Genetic - 12.5%
Netlogic Microsystems*                        70,062          1,925        Alexion Pharmaceuticals*                      47,400          1,785
Xilinx                                        92,920          1,780        Amgen*                                        17,850            884
                                                       ______________      Celgene*                                      24,939          1,107
                                                                           Genzyme*                                      65,730          3,904
Total Electronic Components-Semiconductors                    6,834        Gilead Sciences*                              53,540          2,480
_____________________________________________________________________      Illumina*                                     24,490            912
                                                                           Myriad Genetics*                              16,261            739
Electronic Connectors - 2.2%                                                                                                      ______________
Amphenol, Cl A                                73,890          2,105
                                                       ______________      Total Medical-Biomedical/Genetic                             11,811
                                                                           _____________________________________________________________________
Total Electronic Connectors                                   2,105
_____________________________________________________________________      Medical-Drugs - 1.5%
                                                                           Cephalon*                                     20,500          1,396
Energy-Alternate Sources - 0.8%                                                                                                   ______________
First Solar*                                   5,800            770
                                                       ______________      Total Medical-Drugs                                           1,396
                                                                           _____________________________________________________________________
Total Energy-Alternate Sources                                  770
_____________________________________________________________________

                                                                 29

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares         Value (000)       Description                               Shares         Value (000)
_____________________________________________________________________      _____________________________________________________________________

Networking Products - 3.8%                                                 Wireless Equipment - 11.6%
Cisco Systems*                               135,530   $      2,273        American Tower, Cl A*                         81,790   $      2,489
Starent Networks*                             82,060          1,297        Crown Castle International*                   21,650            442
                                                       ______________      InterDigital*                                 71,070          1,835
                                                                           Qualcomm                                     125,920          4,900
Total Networking Products                                     3,570        SBA Communications, Cl A*                     55,310          1,289
_____________________________________________________________________                                                             ______________

Oil-Field Services - 0.9%                                                  Total Wireless Equipment                                     10,955
Schlumberger                                  21,600            877                                                               ______________
                                                       ______________
                                                                           Total Common Stock (Cost $80,645)                            90,461
Total Oil-Field Services                                        877        _____________________________________________________________________
_____________________________________________________________________
                                                                           Money Market Fund - 5.3%
Schools - 2.5%                                                             Dreyfus Cash Management Fund,
Apollo Group, Cl A*                           18,130          1,420           Institutional Class, 0.761% (A)         5,016,955          5,017
Strayer Education                              5,350            962                                                               ______________
                                                       ______________
                                                                           Total Money Market Fund (Cost $5,017)                         5,017
Total Schools                                                 2,382        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Investments - 101.2% (Cost $85,662)                    95,478
Semiconductor Components-Integrated Circuits - 2.6%                        _____________________________________________________________________
Marvell Technology Group*                    265,200          2,429
                                                       ______________      Other Assets and Liabilities, Net - (1.2)%                   (1,142)
                                                                           _____________________________________________________________________
Total Semiconductor Components-Integrated Circuits            2,429
_____________________________________________________________________      Total Net Assets - 100.0%                              $     94,336
                                                                           _____________________________________________________________________
Semiconductor Equipment - 1.0%
ASML Holding                                  27,200            476        For descriptions of abbreviations and footnotes, please refer to
Varian Semiconductor Equipment                                             page 117.
   Associates*                                21,100            457
                                                       ______________

Total Semiconductor Equipment                                   933
_____________________________________________________________________

Software Tools - 0.5%
VMware, Cl A*                                 18,700            442
                                                       ______________

Total Software Tools                                            442
_____________________________________________________________________

Telephone-Integrated - 2.0%
Verizon Communications                        62,400          1,884
                                                       ______________

Total Telephone-Integrated                                    1,884
_____________________________________________________________________

Vitamins & Nutrition Products - 1.2%
Mead Johnson Nutrition, Cl A*                 39,340          1,136
                                                       ______________

Total Vitamins & Nutrition Products                           1,136
_____________________________________________________________________

Web Hosting/Design - 1.0%
Equinix*                                      17,076            959
                                                       ______________

Total Web Hosting/Design                                        959
_____________________________________________________________________

Web Portals/ISP - 3.9%
Google, Cl A*                                  6,820          2,374
Netease.com ADR*                              47,700          1,281
                                                       ______________

Total Web Portals/ISP                                         3,655
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 30

OLD MUTUAL DISCOVER VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Analytic Investors, LLC (1); Barrow, Hanley, Mewhinney & Strauss, Inc. and Thomson Horstmann & Bryant, Inc.

Performance Highlights

o    For the fiscal year ended March 31, 2009, the Old Mutual Discover Value Fund (the "Fund") underperformed its benchmark, the
     Russell 2000® Value Index. The Fund's Institutional Class shares posted a (45.04)% return versus a (38.89)% return for the benchmark.

o    From a sector perspective, stock selection in the consumer discretionary sector had the most positive impact on Fund performance. Stock selection in health care and information technology also positively impacted Fund performance. Stock selection in the financials sector was the most detrimental to Fund performance. Stock selection and an overweight in the industrial sector also harmed performance, as did a lack of meaningful exposure in utilities.

o    Among the individual stocks that contributed to Fund performance were business process services company SYNNEX (no longer a
     Fund holding), restaurant operator Cheesecake Factory, and fertilizer manufacturer and distributor CF Industries Holdings.

o    Logistics and freight transportation company Pacer International (no longer a Fund holding), railroad freight car company
     Greenbrier, and commercial bank financial holding company Hamni Financial (no longer a Fund holding), detracted from Fund performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2009, the Old Mutual Discover Value Fund (the "Fund") underperformed its benchmark, the
     Russell 2000® Value Index (the "Index"). The Fund's Institutional Class shares posted a (45.04)% return versus a (38.89)%
     return for the benchmark.

Q.   What investment environment did the Fund face during the past year?

A.   News during the year was dominated by the credit crunch, banking crisis and the government's policy responses. The U.S. Federal
     Reserve Board began a program of buying back Treasury coupon securities in the open market with the dual purpose of driving down interest rates and pumping money into the open market. Stocks and bonds fell sharply in the second quarter of 2008 as investors struggled with strong inflationary forces led by energy, and deflationary forces led by housing. Going into the third quarter of 2008, numerous failures of high-profile financial firms and massive government intervention dominated headlines.
     Financial stocks were the market's best relative performers in the third quarter. The final quarter of 2008 saw renewed weakness in financial stocks and gloomy economic news. A poor holiday shopping season confirmed the worst for tapped-out consumers, while news on employment only worsened. The year ended with some recovery from the November 2008 low, but the market rally provided little relief as domestic markets gave up more than a third of their value for the full year of 2008. The first quarter of 2009 continued the downward spiral until a surprising market rally in March boosted investor confidence.

     The highest market cap stocks within the Russell 2000® Index are the stocks that drove performance, making it increasingly difficult on active managers. Being invested in defensive names did not help during the period. Specifically within the small-cap realm, growth stocks outperformed for the year, and across the board, energy stocks lost the most ground, followed by consumer discretionary stocks.

Q.   Which market factors influenced the Fund's relative performance?

A.   Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") points out that it does not attempt to overweight or underweight sectors in anticipation of market conditions. Barrow Hanley constructs the Fund with a focus on individual stock values, independent of sector or industry conditions, therefore short-term market challenges do not come into play in its individual stock selection. Barrow Hanley's investment approach looks for holdings where the value of the underlying business is significantly greater than the market price of the security. In doing so, sometimes Barrow Hanley finds itself, as it currently is, with widely different sector weightings when compared with the Index.

     Barrow Hanley points out that for many years now, it has been unable to find more than a few investments in the financials which have satisfied its potential return requirements. As a result, its holdings have amounted to a small fraction on a percentage basis of those included in the Index. Barrow Hanley has found that the best buying opportunities lie with inexpensive stocks when business conditions have begun to stabilize, improve, or at least reach their point of maximum negativity. Barrow Hanley feels that while many potential financial holdings appear to have great long-term appeal, they also still have downside risk, as credit conditions have not stabilized. As such, Barrow Hanley expects to meaningfully add to its financial holdings in the future as they begin to fit into Barrow Hanley's investment model. Barrow Hanley's stringent buying strategy causes its relative sector weightings to be sometimes, if not often, contrarian to the Index's.

     Thomson Horstmann & Bryant, Inc. ("THB") notes that the crisis of confidence which had enveloped financial markets during the third quarter of 2008 transformed into a full market sell-off during the fourth quarter. In fact, the fourth quarter brought to an end the worst year for equity investing since the 1930s. As of March 31, 2009, the Index recorded its worst year in its history. There was nowhere to hide as measured by both market capitalization and style. In fact, the only asset class that provided protection was gold, which recorded its eighth consecutive yearly gain. THB entered the fourth quarter of 2008 cautious on U.S. consumer spending given the unprecedented headwinds faced by declining home values, energy and food inflation, historically low savings rates and general over-saturation of many retail concepts. These headwinds became overly pronounced during the quarter as the far-reaching effects of the credit crisis and subprime mortgage debacle crushed consumer confidence and subsequent

                                                                                                                 Discover Value Fund

                                                                 31

OLD MUTUAL DISCOVER VALUE FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Analytic Investors, LLC (1); Barrow, Hanley, Mewhinney & Strauss, Inc. and Thomson Horstmann & Bryant, Inc.

Top Ten Holdings
as of March 31, 2009*

Eagle Materials                                                             1.5%
___________________________________________________________________________________

Scholastic                                                                  1.1%
___________________________________________________________________________________

Landstar System                                                             1.1%
___________________________________________________________________________________

CF Industries Holdings                                                      1.0%
___________________________________________________________________________________

Albany International, Cl A                                                  1.0%
___________________________________________________________________________________

Plantronics                                                                 1.0%
___________________________________________________________________________________

Veeco Instruments                                                           0.9%
___________________________________________________________________________________

Genesco                                                                     0.9%
___________________________________________________________________________________

Atlas Air Worldwide Holdings                                                0.9%
___________________________________________________________________________________

Clarcor                                                                     0.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           10.3%
___________________________________________________________________________________

* Excludes short-term money market fund.

     retail sales. THB believes that mass deleveraging by hedge funds dominated the market's direction. THB points out that mass deleveraging by market participants makes active management difficult as the market may become oversold and more volatile.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, stock selection in the consumer discretionary sector had the most positive impact on Fund performance. Stock selection in health care and information technology also positively impacted Fund performance. Stock selection in the financials sector was the most detrimental to Fund performance. Stock selection and an overweight in the industrial sector also harmed performance, as did a lack of meaningful exposure in utilities.

     Among the individual stocks that contributed to Fund performance were business process services company SYNNEX (no longer a
     Fund holding), restaurant operator Cheesecake Factory, and fertilizer manufacturer and distributor CF Industries Holdings.
     SYNNEX saw its stock price rise steadily on investor sentiment that demand for the company's products has stabilized and that the company is performing admirably compared to its competitors. Cheesecake Factory benefited when its third quarter 2008 revenue grew, aided by the opening of new locations. CF Industries Holdings benefited from a robust demand for fertilizer. On the other side of the equation, logistics and freight transportation company Pacer International (no longer a Fund holding), railroad freight car company Greenbrier, and commercial bank financial holding company Hamni Financial (no longer a Fund holding), detracted from Fund performance. Pacer International's shares tumbled after the company reported an adjusted fourth quarter 2008 profit that was under expectations and suspended its dividend. Management also announced it was not revealing an earnings prediction for 2009. Greenbrier saw its stock fall due to a reduced demand for railcars, layoffs and temporarily closing one of its plants. Hamni Financial's shares tumbled along with the majority of the financials sector companies. Their shares were further hit with an erroneous media announcement that the company had received a cease-and-desist order from the
     SEC.

Q.   What is the investment outlook for the small-cap value market?

A.   Barrow Hanley notes that the future construction of the Fund will remain independent of sector, market or industry conditions.
     The objective of Barrow Hanley's valuation model is to identify small companies in which the value of the underlying business is significantly greater than the market price of the security and generally reflects, in the aggregate, the following value characteristics: price/sales below the market; price/earnings on normalized earnings below the market; a free cash flow yield above the market; and better than market levels of internal growth and return on capital.

     THB points out that at some point in time, the constrained credit cycle may begin to ease, housing will likely bottom, and the economy should recover. THB notes that as the period ended, there were glimmers of good news on the economy and in the credit markets, signaling that the markets may be in a bottoming process. THB points out that unprecedented liquidity has been injected by central banks across the globe in attempts to end spiraling deflation and economic contraction taking hold of the world economy. THB feels the outlook for battered banks may be increasingly positive as the Financial Accounting Standards
     Board is evaluating a new accounting rule relaxing mark-to-market constraints placed on banks that possess non-performing assets. Historically, mark-to-market requirements have created a disincentive for banks to lend as each time a loan goes down in value, the bank incurs a hit to its capital. If the new rule is approved, banks may use their own judgment in assigning asset values within the confines of the rule and, as long as there are no willing bidders, to set a market price.

     THB notes that history suggests small-cap and micro-cap strategies may lead an equity market recovery. THB feels that valuations as of March 31, 2009 were more attractive than they were at the end of 2002, the last bear market. THB points out that market consolidation has been subdued recently. However, THB feels that market consolidation will be a key driver of performance going forward. THB continues to take advantage of the market's sell-off by purchasing what it believes to be higher quality companies.

(1)  Analytic Investors, LLC was retained as a sub-adviser to provide nondiscretionary investment management services to Barrow,
     Hanley, Mewhinney & Strauss, Inc. Analytic Investors, LLC does not directly manage any of the Fund's assets and therefore does not contribute to the Fund's management overview.

Discover Value Fund

                                                                 32

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                      Annualized
                                                                              Inception             1 Year             Inception
                                                                                Date                Return              to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                           11/19/07             (45.04)%            (38.28)%
Russell 2000® Value Index                                                     11/19/07             (38.89)%            (33.11)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Institutional Class shares (as reported in the December 9, 2008 prospectus) are 1.41% and 1.18%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Discover Value Fund, Institutional Class	Russell 2000® Value Index
11/19/07	10,000	10,000
03/31/08	9,420	9,454
03/31/09	5,177	5,777

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	3.1%
Consumer Discretionary	19.4%
Consumer Staples	1.9%
Energy	8.0%
Financials	6.7%
Health Care	7.0%
Industrials	27.4%
Information Technology	15.8%
Materials	9.7%
Telecommunications Services	0.5%
Utilities	0.5%

                                                                 33

OLD MUTUAL DISCOVER VALUE FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares         Value (000)       Description                               Shares         Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.2%                                                       Broadcast Services/Programming - 0.1%
Advanced Materials/Products - 0.5%                                         RHI Entertainment*                            15,000   $         23
Hexcel*                                       18,350   $        121                                                               ______________
                                                       ______________
                                                                           Total Broadcast Services/Programming                             23
Total Advanced Materials/Products                               121        _____________________________________________________________________
_____________________________________________________________________
                                                                           Building & Construction Products-Miscellaneous - 1.8%
Aerospace/Defense-Equipment - 1.2%                                         Armstrong World Industries*                    7,500             83
BE Aerospace*                                 19,100            166        Drew Industries*                               2,400             21
LMI Aerospace*                                16,900            122        Interline Brands*                             15,500            131
                                                       ______________      Quanex Building Products                      26,100            198
                                                                                                                                  ______________
Total Aerospace/Defense-Equipment                               288
_____________________________________________________________________      Total Building & Construction Products-Miscellaneous            433
                                                                           _____________________________________________________________________
Agricultural Chemicals - 1.0%
CF Industries Holdings                         3,400            242        Building & Construction-Miscellaneous - 1.1%
                                                       ______________      Dycom Industries*                              1,000              6
                                                                           Integrated Electrical Services*               11,000            100
Total Agricultural Chemicals                                    242        MYR Group*                                    11,000            168
_____________________________________________________________________                                                             ______________

Agricultural Operations - 0.8%                                             Total Building & Construction-Miscellaneous                     274
Andersons                                     12,550            177        _____________________________________________________________________
                                                       ______________
                                                                           Building Products-Air/Heating - 0.2%
Total Agricultural Operations                                   177        AAON                                           2,950             53
_____________________________________________________________________                                                             ______________

Alternative Waste Technologies - 0.7%                                      Total Building Products-Air/Heating                              53
Darling International*                        41,400            154        _____________________________________________________________________
                                                       ______________
                                                                           Building Products-Cement/Aggregate - 2.4%
Total Alternative Waste Technologies                            154        Eagle Materials                               15,000            364
_____________________________________________________________________      Texas Industries                               8,200            205
                                                                                                                                  ______________
Apparel Manufacturers - 0.0%
G-III Apparel Group*                           1,500              8        Total Building Products-Cement/Aggregate                        569
                                                       ______________      _____________________________________________________________________

Total Apparel Manufacturers                                       8        Building-Heavy Construction - 0.6%
_____________________________________________________________________      Chicago Bridge & Iron                         12,800             80
                                                                           Orion Marine Group*                            5,200             68
Applications Software - 0.4%                                                                                                      ______________
American Reprographics*                       23,200             82
                                                       ______________      Total Building-Heavy Construction                               148
                                                                           _____________________________________________________________________
Total Applications Software                                      82
_____________________________________________________________________      Building-Mobile Home/Manufactured Housing - 0.0%
                                                                           Palm Harbor Homes*                             1,900              4
Auction House/Art Dealer - 0.5%                                                                                                   ______________
Sotheby's                                     12,100            109
                                                       ______________      Total Building-Mobile Home/Manufactured Housing                   4
                                                                           _____________________________________________________________________
Total Auction House/Art Dealer                                  109
_____________________________________________________________________      Building-Residential/Commercial - 1.0%
                                                                           Ryland Group                                   7,700            128
Audio/Video Products - 0.0%                                                Toll Brothers*                                 6,300            114
Audiovox, Cl A*                                1,900              7                                                               ______________
                                                       ______________
                                                                           Total Building-Residential/Commercial                           242
Total Audio/Video Products                                        7        _____________________________________________________________________
_____________________________________________________________________
                                                                           Chemicals-Diversified - 1.5%
Auto/Truck Parts & Equipment-Original - 0.9%                               Innospec                                      44,980            170
Superior Industries International             17,900            212        Rockwood Holdings*                             1,000              8
Titan International                            1,500              8        Westlake Chemical                             12,550            184
                                                       ______________                                                             ______________

Total Auto/Truck Parts & Equipment-Original                     220        Total Chemicals-Diversified                                     362
_____________________________________________________________________      _____________________________________________________________________

Auto/Truck Parts & Equipment-Replacement - 0.0%                            Chemicals-Plastics - 0.3%
ATC Technology*                                  500              6        Landec*                                       14,100             79
                                                       ______________                                                             ______________

Total Auto/Truck Parts & Equipment-Replacement                    6        Total Chemicals-Plastics                                         79
_____________________________________________________________________      _____________________________________________________________________

Batteries/Battery Systems - 0.3%
EnerSys*                                       6,500             79
                                                       ______________

Total Batteries/Battery Systems                                  79
_____________________________________________________________________

                                                                 34

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares         Value (000)       Description                               Shares         Value (000)
_____________________________________________________________________      _____________________________________________________________________

Chemicals-Specialty - 0.6%                                                 Computer Aided Design - 0.7%
ICO*                                           3,900   $          8        Aspen Technology*                              9,500   $         66
OM Group*                                        500             10        Parametric Technology*                         8,950             89
Penford                                       25,200             91                                                               ______________
Quaker Chemical                                5,300             42
                                                       ______________      Total Computer Aided Design                                     155
                                                                           _____________________________________________________________________
Total Chemicals-Specialty                                       151
_____________________________________________________________________      Computer Services - 0.7%
                                                                           Ciber*                                        61,400            168
Coal - 0.4%                                                                COMSYS IT Partners*                            2,400              5
Alpha Natural Resources*                       5,100             91                                                               ______________
                                                       ______________
                                                                           Total Computer Services                                         173
Total Coal                                                       91        _____________________________________________________________________
_____________________________________________________________________
                                                                           Computers-Memory Devices - 1.0%
Collectibles - 0.0%                                                        Imation                                       15,810            121
RC2*                                           1,000              5        Smart Modular Technologies WWH*                3,900              5
                                                       ______________      Western Digital*                               4,100             79
                                                                           Xyratex*                                      13,700             30
Total Collectibles                                                5                                                               ______________
_____________________________________________________________________
                                                                           Total Computers-Memory Devices                                  235
Commercial Banks-Central US - 0.0%                                         _____________________________________________________________________
Citizens Republic Bancorp                      4,800              7
                                                       ______________      Consulting Services - 0.4%
                                                                           Watson Wyatt Worldwide, Cl A                   2,100            104
Total Commercial Banks-Central US                                 7                                                               ______________
_____________________________________________________________________
                                                                           Total Consulting Services                                       104
Commercial Banks-Eastern US - 0.3%                                         _____________________________________________________________________
Webster Financial                             14,000             60
                                                       ______________      Consumer Products-Miscellaneous - 0.0%
                                                                           American Greetings, Cl A                       1,030              5
Total Commercial Banks-Eastern US                                60                                                               ______________
_____________________________________________________________________
                                                                           Total Consumer Products-Miscellaneous                             5
Commercial Banks-Southern US - 0.1%                                        _____________________________________________________________________
W Holding                                      2,400             22
                                                       ______________      Dental Supplies & Equipment - 0.9%
                                                                           Align Technology*                             11,600             92
Total Commercial Banks-Southern US                               22        Sirona Dental Systems*                         7,700            110
_____________________________________________________________________                                                             ______________

Commercial Banks-Western US - 1.6%                                         Total Dental Supplies & Equipment                               202
City Bank/Lynnwood                             2,400              8        _____________________________________________________________________
Glacier Bancorp                                3,800             60
Guaranty Bancorp*                             46,700             82        Diagnostic Equipment - 0.1%
Hanmi Financial                               64,850             84        Affymetrix*                                    7,700             25
UCBH Holdings                                 44,100             67                                                               ______________
Zions Bancorporation                           9,000             88
                                                       ______________      Total Diagnostic Equipment                                       25
                                                                           _____________________________________________________________________
Total Commercial Banks-Western US                               389
_____________________________________________________________________      Diagnostic Kits - 0.8%
                                                                           Inverness Medical Innovations*                 6,850            182
Commercial Services - 0.3%                                                                                                        ______________
Steiner Leisure*                               3,200             78
                                                       ______________      Total Diagnostic Kits                                           182
                                                                           _____________________________________________________________________
Total Commercial Services                                        78
_____________________________________________________________________      Direct Marketing - 0.7%
                                                                           Harte-Hanks                                   31,450            168
Commercial Services-Finance - 2.1%                                                                                                ______________
Advance America Cash Advance Centers           4,800              8
Dollar Financial*                             16,490            157        Total Direct Marketing                                          168
Heartland Payment Systems                     22,300            147        _____________________________________________________________________
Wright Express*                                9,900            180
                                                       ______________      Distribution/Wholesale - 2.0%
                                                                           Core-Mark Holding*                             9,965            182
Total Commercial Services-Finance                               492        Houston Wire & Cable                          12,600             98
_____________________________________________________________________      Owens & Minor                                  2,150             71
                                                                           School Specialty*                              7,300            128
                                                                                                                                  ______________

                                                                           Total Distribution/Wholesale                                    479
                                                                           _____________________________________________________________________

                                                                 35

OLD MUTUAL DISCOVER VALUE FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares         Value (000)       Description                               Shares         Value (000)
_____________________________________________________________________      _____________________________________________________________________

Diversified Manufacturing Operations - 3.4%                                Electronic Measuring Instruments - 0.0%
Actuant, Cl A                                 11,100   $        115        Measurement Specialties*                       1,900   $          8
Federal Signal                                35,805            189                                                               ______________
GenTek*                                          500              9
Harsco                                         7,200            160        Total Electronic Measuring Instruments                            8
Koppers Holdings                                 500              7        _____________________________________________________________________
LSB Industries*                               16,400            162
Lydall*                                        2,380              7        E-Marketing/Information - 0.7%
SPX                                            3,300            155        Valueclick*                                   20,200            172
                                                       ______________                                                             ______________

Total Diversified Manufacturing Operations                      804        Total E-Marketing/Information                                   172
_____________________________________________________________________      _____________________________________________________________________

Diversified Operations/Commercial Services - 0.1%                          Engineering/R&D Services - 0.0%
Volt Information Sciences*                     2,400             16        ENGlobal*                                      1,900              9
                                                       ______________                                                             ______________

Total Diversified Operations/Commercial Services                 16        Total Engineering/R&D Services                                    9
_____________________________________________________________________      _____________________________________________________________________

Drug Delivery Systems - 0.0%                                               Enterprise Software/Services - 0.4%
I-Flow*                                        1,500              5        Informatica*                                   7,800            103
                                                       ______________                                                             ______________

Total Drug Delivery Systems                                       5        Total Enterprise Software/Services                              103
_____________________________________________________________________      _____________________________________________________________________

E-Commerce/Products - 0.2%                                                 E-Services/Consulting - 0.5%
Bidz.com*                                      4,800             19        Websense*                                     10,100            121
Drugstore.Com*                                17,900             21                                                               ______________
                                                       ______________
                                                                           Total E-Services/Consulting                                     121
Total E-Commerce/Products                                        40        _____________________________________________________________________
_____________________________________________________________________
                                                                           Filtration/Separation Products - 1.4%
Electric Products-Miscellaneous - 0.5%                                     Clarcor                                        8,500            214
GrafTech International*                       19,000            117        Donaldson                                      4,100            110
                                                       ______________      Polypore International*                        1,500              6
                                                                                                                                  ______________
Total Electric Products-Miscellaneous                           117
_____________________________________________________________________      Total Filtration/Separation Products                            330
                                                                           _____________________________________________________________________
Electric-Integrated - 0.8%
Otter Tail                                     6,900            152        Finance-Investment Banker/Broker - 0.5%
Pike Electric*                                 3,500             32        optionsXpress Holdings                        10,500            119
                                                       ______________                                                             ______________

Total Electric-Integrated                                       184        Total Finance-Investment Banker/Broker                          119
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Miscellaneous - 0.7%                                 Finance-Other Services - 0.8%
CTS                                           44,000            159        Asset Acceptance Capital*                     37,600            200
                                                       ______________                                                             ______________

Total Electronic Components-Miscellaneous                       159        Total Finance-Other Services                                    200
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Semiconductors - 3.3%                                Food-Retail - 0.4%
Applied Micro Circuits*                       38,800            189        Great Atlantic & Pacific Tea*                 17,400             92
Lattice Semiconductor*                         4,830              7                                                               ______________
Macrovision Solutions*                         9,400            167
Microsemi*                                     9,500            110        Total Food-Retail                                                92
Omnivision Technologies*                      28,530            192        _____________________________________________________________________
ON Semiconductor*                             16,800             66
PLX Technology*                               25,200             55        Footwear & Related Apparel - 0.8%
                                                       ______________      Skechers U.S.A., Cl A*                        27,050            180
                                                                                                                                  ______________
Total Electronic Components-Semiconductors                      786
_____________________________________________________________________      Total Footwear & Related Apparel                                180
                                                                           _____________________________________________________________________
Electronic Design Automation - 0.4%
Cadence Design Systems*                       19,700             83        Funeral Services & Related Items - 0.6%
                                                       ______________      Stewart Enterprises, Cl A                     45,000            146
                                                                                                                                  ______________
Total Electronic Design Automation                               83
_____________________________________________________________________      Total Funeral Services & Related Items                          146
                                                                           _____________________________________________________________________

                                                                           Home Furnishings - 0.8%
                                                                           Ethan Allen Interiors                         15,000            169
                                                                           Hooker Furniture                               1,010              9
                                                                                                                                  ______________

                                                                           Total Home Furnishings                                          178
                                                                           _____________________________________________________________________

                                                                 36

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

                                                                           Machinery-Material Handling - 0.7%
Hotels & Motels - 0.5%                                                     Columbus McKinnon*                            18,900   $        165
Gaylord Entertainment*                        12,700   $        106        NACCO Industries, Cl A                           220              6
                                                       ______________                                                             ______________

Total Hotels & Motels                                           106        Total Machinery-Material Handling                               171
_____________________________________________________________________      _____________________________________________________________________

Human Resources - 4.0%                                                     Medical Instruments - 0.5%
AMN Healthcare Services*                      30,000            153        Beckman Coulter                                2,200            112
CDI                                           18,830            183                                                               ______________
Cross Country Healthcare*                     25,610            168
Kelly Services, Cl A                          21,330            172        Total Medical Instruments                                       112
Kenexa*                                        7,300             39        _____________________________________________________________________
Monster Worldwide*                             6,700             55
MPS Group*                                    28,045            167        Medical Labs & Testing Services - 0.4%
Spherion*                                      2,900              6        Icon ADR*                                      5,300             86
TrueBlue*                                        990              8                                                               ______________
                                                       ______________
                                                                           Total Medical Labs & Testing Services                            86
Total Human Resources                                           951        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Laser Systems - 0.0%
Identification Systems/Devices - 0.8%                                      Cynosure, Cl A*                                1,000              6
Checkpoint Systems*                           21,780            195                                                               ______________
                                                       ______________
                                                                           Total Medical Laser Systems                                       6
Total Identification Systems/Devices                            195        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Products - 0.3%
Industrial Automation/Robot - 0.4%                                         PSS World Medical*                             5,650             81
Gerber Scientific*                             1,900              5                                                               ______________
Intermec*                                      9,300             97
                                                       ______________      Total Medical Products                                           81
                                                                           _____________________________________________________________________
Total Industrial Automation/Robot                               102
_____________________________________________________________________      Medical Sterilization Product - 0.3%
                                                                           STERIS                                         2,800             65
Instruments-Scientific - 0.4%                                                                                                     ______________
PerkinElmer                                    7,500             96
                                                       ______________      Total Medical Sterilization Product                              65
                                                                           _____________________________________________________________________
Total Instruments-Scientific                                     96
_____________________________________________________________________      Medical-Hospitals - 0.8%
                                                                           Medcath*                                      25,600            186
Internet Incubators - 0.0%                                                                                                        ______________
ModusLink Global Solutions*                    2,400              6
                                                       ______________      Total Medical-Hospitals                                         186
                                                                           _____________________________________________________________________
Total Internet Incubators                                         6
_____________________________________________________________________      Medical-Outpatient/Home Medical - 0.2%
                                                                           Almost Family*                                 2,200             42
Life/Health Insurance - 0.0%                                                                                                      ______________
Independence Holding                           1,000              5
                                                       ______________      Total Medical-Outpatient/Home Medical                            42
                                                                           _____________________________________________________________________
Total Life/Health Insurance                                       5
_____________________________________________________________________      Metal Processors & Fabricators - 2.5%
                                                                           CIRCOR International                           4,600            104
Machinery-Construction & Mining - 0.3%                                     Dynamic Materials                              3,400             31
Bucyrus International                          4,000             61        Haynes International*                          8,400            150
                                                       ______________      Ladish*                                       15,500            113
                                                                           LB Foster, Cl A*                               4,100            102
Total Machinery-Construction & Mining                            61        RBC Bearings*                                  6,300             96
_____________________________________________________________________                                                             ______________

Machinery-Electrical - 0.5%                                                Total Metal Processors & Fabricators                            596
Baldor Electric                                8,650            125        _____________________________________________________________________
                                                       ______________
                                                                           Metal Products-Distribution - 0.1%
Total Machinery-Electrical                                      125        AM Castle                                      2,400             21
_____________________________________________________________________                                                             ______________

Machinery-General Industry - 2.3%                                          Total Metal Products-Distribution                                21
Albany International, Cl A                    26,100            236        _____________________________________________________________________
Altra Holdings*                               22,700             88
Chart Industries*                              1,000              8        Metal-Aluminum - 0.8%
Gardner Denver*                                6,100            133        Kaiser Aluminum                                8,600            199
Sauer-Danfoss                                 25,200             62                                                               ______________
Twin Disc                                      1,500             10
                                                       ______________      Total Metal-Aluminum                                            199
                                                                           _____________________________________________________________________
Total Machinery-General Industry                                537
_____________________________________________________________________

                                                                 37

OLD MUTUAL DISCOVER VALUE FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________     _____________________________________________________________________

Description                               Shares        Value (000)       Description                               Shares        Value (000)
_____________________________________________________________________     _____________________________________________________________________

Miscellaneous Manufacturing - 0.6%                                        Oil-Field Services - 2.6%
FreightCar America                             6,800   $        119       Basic Energy Services*                           500    $         3
Movado Group                                   2,413             18       Matrix Service*                               20,000            164
                                                       ______________     Oceaneering International*                     4,800            177
                                                                          Superior Energy Services*                     10,500            135
Total Miscellaneous Manufacturing                               137       Superior Well Services*                        1,000              5
_____________________________________________________________________     Tesco*                                         4,000             31
                                                                          Willbros Group*                               10,500            102
Multi-line Insurance - 0.9%                                                                                                      ______________
Horace Mann Educators                         24,700            207
                                                       ______________     Total Oil-Field Services                                        617
                                                                          _____________________________________________________________________
Total Multi-line Insurance                                      207
_____________________________________________________________________     Paper & Related Products - 0.2%
                                                                          Neenah Paper                                  15,500             56
Multimedia - 0.0%                                                                                                                ______________
Martha Stewart Living Omnimedia, Cl A*         2,900              7
                                                       ______________     Total Paper & Related Products                                   56
                                                                          _____________________________________________________________________
Total Multimedia                                                  7
_____________________________________________________________________     Pharmacy Services - 0.5%
                                                                          Catalyst Health Solutions*                     5,400            107
Networking Products - 0.9%                                                                                                       ______________
Anixter International*                         5,900            187
Hypercom*                                     27,100             26       Total Pharmacy Services                                         107
                                                       ______________     _____________________________________________________________________

Total Networking Products                                       213       Printing-Commercial - 0.6%
_____________________________________________________________________     Consolidated Graphics*                        12,100            154
                                                                                                                                 ______________
Non-Ferrous Metals - 0.5%
RTI International Metals*                     10,900            128       Total Printing-Commercial                                       154
                                                       ______________     _____________________________________________________________________

Total Non-Ferrous Metals                                        128       Publishing-Books - 1.1%
_____________________________________________________________________     Scholastic                                    17,390            262
                                                                                                                                 ______________
Office Furnishings-Original - 0.9%
Herman Miller                                  3,900             42       Total Publishing-Books                                          262
Knoll                                         26,100            160       _____________________________________________________________________
                                                       ______________
                                                                          Publishing-Periodicals - 0.0%
Total Office Furnishings-Original                               202       Playboy Enterprises, Cl B*                     3,400              7
_____________________________________________________________________                                                            ______________

Oil & Gas Drilling - 0.3%                                                 Total Publishing-Periodicals                                      7
Pioneer Drilling*                             24,670             81       _____________________________________________________________________
                                                       ______________
                                                                          Radio - 0.9%
Total Oil & Gas Drilling                                         81       Cox Radio, Cl A*                              50,300            206
_____________________________________________________________________                                                            ______________

Oil Companies-Exploration & Production - 2.2%                             Total Radio                                                     206
Berry Petroleum, Cl A                            500              5       _____________________________________________________________________
Cabot Oil & Gas                                6,800            160
Carrizo Oil & Gas*                             4,800             43       Retail-Apparel/Shoe - 4.0%
Forest Oil*                                    8,150            107       American Eagle Outfitters                      6,400             78
PetroHawk Energy*                              9,800            188       AnnTaylor Stores*                             17,500             91
Petroleum Development*                           500              6       Brown Shoe                                     2,370              9
SandRidge Energy*                              3,600             24       Charlotte Russe Holding*                       6,270             51
                                                       ______________     Chico's FAS*                                  17,400             93
                                                                          Christopher & Banks                            1,500              6
Total Oil Companies-Exploration & Production                    533       Finish Line, Cl A                              1,000              7
_____________________________________________________________________     Genesco*                                      11,600            218
                                                                          Gymboree*                                      4,700            100
Oil Field Machinery & Equipment - 1.1%                                    Kenneth Cole Productions, Cl A                12,100             77
Gulf Island Fabrication                       24,700            198       New York*                                      1,900              7
Mitcham Industries*                           17,400             66       Shoe Carnival*                                13,990            145
                                                       ______________     Stein Mart*                                   10,200             29
                                                                          Syms*                                          1,000              6
Total Oil Field Machinery & Equipment                           264       Urban Outfitters*                              2,600             43
_____________________________________________________________________                                                            ______________

Oil Refining & Marketing - 0.0%                                           Total Retail-Apparel/Shoe                                       960
CVR Energy*                                    1,500              8       _____________________________________________________________________
                                                       ______________

Total Oil Refining & Marketing                                    8
_____________________________________________________________________

                                                                 38

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Retail-Automobile - 0.5%                                                   Retirement/Aged Care - 0.2%
Group 1 Automotive                             5,800   $         81        Five Star Quality Care*                       37,300   $         39
Rush Enterprises, Cl A*                        3,900             35                                                               ______________
                                                       ______________
                                                                           Total Retirement/Aged Care                                       39
Total Retail-Automobile                                         116        _____________________________________________________________________
_____________________________________________________________________
                                                                           Rubber/Plastic Products - 0.0%
Retail-Building Products - 0.4%                                            Myers Industries                               1,000              6
Lumber Liquidators*                            6,500             83                                                               ______________
                                                       ______________
                                                                           Total Rubber/Plastic Products                                     6
Total Retail-Building Products                                   83        _____________________________________________________________________
_____________________________________________________________________
                                                                           Rubber-Tires - 0.0%
Retail-Catalog Shopping - 0.0%                                             Cooper Tire & Rubber                           1,500              6
Coldwater Creek*                               2,900              7                                                               ______________
                                                       ______________
                                                                           Total Rubber-Tires                                                6
Total Retail-Catalog Shopping                                     7        _____________________________________________________________________
_____________________________________________________________________
                                                                           S&L/Thrifts-Central US - 0.0%
Retail-Computer Equipment - 0.2%                                           First Place Financial                          1,900              6
PC Connection*                                12,100             46                                                               ______________
PC Mall*                                       1,500              7
                                                       ______________      Total S&L/Thrifts-Central US                                      6
                                                                           _____________________________________________________________________
Total Retail-Computer Equipment                                  53
_____________________________________________________________________      S&L/Thrifts-Eastern US - 1.8%
                                                                           Astoria Financial                             10,700             98
Retail-Fabric Store - 0.8%                                                 Brookline Bancorp                             11,550            110
Jo-Ann Stores*                                11,090            181        Dime Community Bancshares                      5,800             54
                                                       ______________      NewAlliance Bancshares                         7,050             83
                                                                           Provident New York Bancorp                     8,550             73
Total Retail-Fabric Store                                       181                                                               ______________
_____________________________________________________________________
                                                                           Total S&L/Thrifts-Eastern US                                    418
Retail-Hair Salons - 0.5%                                                  _____________________________________________________________________
Regis                                          8,180            118
                                                       ______________      Satellite Telecommunications - 0.0%
                                                                           Hughes Communications*                           500              6
Total Retail-Hair Salons                                        118                                                               ______________
_____________________________________________________________________
                                                                           Total Satellite Telecommunications                                6
Retail-Leisure Products - 0.3%                                             _____________________________________________________________________
Steinway Musical Instruments*                  5,800             69
                                                       ______________      Seismic Data Collection - 1.3%
                                                                           Dawson Geophysical*                            9,250            125
Total Retail-Leisure Products                                    69        OYO Geospace*                                 14,000            183
_____________________________________________________________________                                                             ______________

Retail-Regional Department Store - 0.0%                                    Total Seismic Data Collection                                   308
Dillard's, Cl A                                1,000              6        _____________________________________________________________________
                                                       ______________
                                                                           Semiconductor Components-Integrated Circuits - 0.7%
Total Retail-Regional Department Store                            6        Emulex*                                       31,450            158
_____________________________________________________________________                                                             ______________

Retail-Restaurants - 2.6%                                                  Total Semiconductor Components-Integrated Circuits              158
Cheesecake Factory*                           13,800            158        _____________________________________________________________________
CKE Restaurants                               23,200            195
Krispy Kreme Doughnuts*                       29,500             47        Semiconductor Equipment - 1.2%
O'Charleys                                     1,900              6        Kulicke & Soffa Industries*                   24,700             65
Red Robin Gourmet Burgers*                    11,700            206        Veeco Instruments*                            33,400            223
                                                       ______________                                                             ______________

Total Retail-Restaurants                                        612        Total Semiconductor Equipment                                   288
_____________________________________________________________________      _____________________________________________________________________

Retail-Sporting Goods - 1.1%                                               Steel-Producers - 0.1%
Big 5 Sporting Goods                          25,600            150        Olympic Steel                                  1,500             23
Dick's Sporting Goods*                         8,500            121                                                               ______________
                                                       ______________
                                                                           Total Steel-Producers                                            23
Total Retail-Sporting Goods                                     271        _____________________________________________________________________
_____________________________________________________________________
                                                                           Steel-Specialty - 0.7%
Retail-Toy Store - 0.1%                                                    Universal Stainless & Alloy*                  16,100            156
Build-A-Bear Workshop*                         3,900             24                                                               ______________
                                                       ______________
                                                                           Total Steel-Specialty                                           156
Total Retail-Toy Store                                           24        _____________________________________________________________________
_____________________________________________________________________

                                                                 39

OLD MUTUAL DISCOVER VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Telecommunications Equipment - 1.4%                                        Money Market Fund - 3.1%
ADC Telecommunications*                       24,200   $        106        Dreyfus Cash Management Fund,
Plantronics                                   18,850            228           Institutional Class, 0.761% (A)           731,714   $        732
                                                       ______________                                                             ______________

Total Telecommunications Equipment                              334        Total Money Market Fund (Cost $732)                             732
_____________________________________________________________________      _____________________________________________________________________

Telecommunications Equipment-Fiber Optics - 0.1%                           Total Investments - 100.3% (Cost $30,244)                    23,866
Harmonic*                                      5,300             34        _____________________________________________________________________
                                                       ______________
                                                                           Other Assets and Liabilities, Net - (0.3)%                      (67)
Total Telecommunications Equipment-Fiber Optics                  34        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                              $     23,799
Telecommunications Services - 1.2%                                         _____________________________________________________________________
Fairpoint Communications                       1,900              1
Global Crossing*                              17,400            122        For descriptions of abbreviations and footnotes, please refer to
MasTec*                                       13,000            157        page 117.
                                                       ______________

Total Telecommunications Services                               280
_____________________________________________________________________

Transactional Software - 0.2%
Innerworkings*                                 1,500              6
VeriFone Holdings*                             5,300             36
                                                       ______________

Total Transactional Software                                     42
_____________________________________________________________________

Transport-Air Freight - 0.9%
Atlas Air Worldwide Holdings*                 12,385            215
                                                       ______________

Total Transport-Air Freight                                     215
_____________________________________________________________________

Transport-Equipment & Leasing - 0.4%
Greenbrier                                    23,900             88
                                                       ______________

Total Transport-Equipment & Leasing                              88
_____________________________________________________________________

Transport-Marine - 0.0%
Horizon Lines, Cl A                            1,500              5
                                                       ______________

Total Transport-Marine                                            5
_____________________________________________________________________

Transport-Truck - 2.3%
Forward Air                                    9,350            152
Heartland Express                              9,500            141
Landstar System                                7,400            248
                                                       ______________

Total Transport-Truck                                           541
_____________________________________________________________________

Veterinary Diagnostics - 0.2%
VCA Antech*                                    2,100             47
                                                       ______________

Total Veterinary Diagnostics                                     47
_____________________________________________________________________

Vitamins & Nutrition Products - 0.1%
NBTY*                                          1,660             23
                                                       ______________

Total Vitamins & Nutrition Products                              23
_____________________________________________________________________

Water - 0.5%
Consolidated Water                            10,850            118
                                                       ______________

Total Water                                                     118
                                                       ______________

Total Common Stock (Cost $29,512)                            23,134
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 40

OLD MUTUAL FOCUSED FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)
Sub-Adviser: Liberty Ridge Capital, Inc. (1)

Performance Highlights

o    For the fiscal year ended March 31, 2009, the Old Mutual Focused Fund (the "Fund") outperformed its benchmark, the S&P 500
     Index. The Fund's Class Z shares posted a (31.88)% return versus a (38.09)% return for the benchmark.

o    From a sector perspective, stock selection in the consumer staples sector was the largest positive contributor to the Fund's performance. Stock selection in the health care sector, as well as an underweight in the financials sector, also helped the
     Fund's performance. On the other side of the equation, an underweight and stock selection in the energy sector detracted from
     Fund performance, as did stock selection in the materials sector, and an underweight and stock selection in the utilities sector.

o    Among the stocks that contributed positively to the Fund's performance were pharmaceutical firm Schering-Plough (no longer a
     Fund holding), beer distributor Anheuser-Busch (no longer a Fund holding), and transportation and business services company
     FedEx.

o    Detractors from Fund performance included natural gas company El Paso, life insurer Hartford Financial Services Group (no longer a Fund holding), and semiconductor company Maxim Integrated Products.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2009, the Old Mutual Focused Fund (the "Fund") outperformed its benchmark, the S&P 500
     Index. The Fund's Class Z shares posted a (31.88)% return versus a (38.09)% return for the benchmark. Performance for all share classes can be found on page 43.

Q.   What investment environment did the Fund face during the past year?

A.   The investment environment was poor across all equity categories during the period. Domestic large capitalization companies held up relatively better than both small and mid-size companies, and relatively better than companies in emerging and developing markets. The environment was marked by fears of general economic collapse and money market solvency issues.

Q.   Which market factors influenced the Fund's relative performance?

A.   The difficult environment caused investors to re-evaluate their holdings and focus on those holdings with the safest balance sheets, steadiest customer demand and lowest valuations. Holdings that had these characteristics helped the Fund on a relative basis. The Fund had little exposure to financial institutions, which contributed to Fund performance on a relative basis.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, stock selection in the consumer staples sector was the largest positive contributor to the Fund's performance. Stock selection in the health care sector, as well as an underweight in the financials sector, also helped the
     Fund's performance. On the other side of the equation, an underweight and stock selection in the energy sector detracted from
     Fund performance, as did stock selection in the materials sector, and an underweight and stock selection in the utilities sector.

     Among the stocks that contributed positively to the Fund's performance were pharmaceutical firm Schering-Plough (no longer a
     Fund holding), beer distributor Anheuser-Busch (no longer a Fund holding), and transportation and business services company
     FedEx. Schering-Plough was not a holding when Merck made an offer to buy the company, but the stock performed relatively well when it was a Fund holding due to its defensive industry characteristics. Anheuser-Busch benefited from a takeover offer from
     InBev, a large foreign competitor. FedEx saw its stock price rise after a decline due to falling earnings expectations and fears of economic decline. Detractors from Fund performance included natural gas company El Paso, life insurer Hartford
     Financial Services Group (no longer a Fund holding), and semiconductor company Maxim Integrated Products. El Paso was affected by the credit crisis as it has sizable debt and needs further capital for future projects. Hartford Financial Services Group saw its stock price decline over concern regarding its fixed income investments and the extent it was affected by the collapse in prices in many of the lower quality fixed income products. Maxim Integrated Products was affected by the global decline in demand for semiconductors and the pullback in technology company valuations.

                                                                                                                        Focused Fund

                                                                 41

OLD MUTUAL FOCUSED FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)
Sub-Adviser: Liberty Ridge Capital, Inc. (1)

Top Ten Holdings
as of March 31, 2009*

Comcast, Special Cl A                                                       5.1%
___________________________________________________________________________________

Safeway                                                                     4.9%
___________________________________________________________________________________

CVS Caremark                                                                4.7%
___________________________________________________________________________________

BP ADR                                                                      4.7%
___________________________________________________________________________________

Medtronic                                                                   4.6%
___________________________________________________________________________________

Zimmer Holdings                                                             4.5%
___________________________________________________________________________________

Wyeth                                                                       4.5%
___________________________________________________________________________________

Microsoft                                                                   4.4%
___________________________________________________________________________________

Berkshire Hathaway, Cl B                                                    4.4%
___________________________________________________________________________________

Costco Wholesale                                                            4.3%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           46.1%
___________________________________________________________________________________

*Excludes short-term money market fund.

Q.   What is the investment outlook?

A.   Liberty Ridge Capital, Inc. ("Liberty Ridge") believes that if the market remains volatile, it may be possible to position the
     Fund to take advantage of that volatility. Liberty Ridge also believes that if the economic crisis worsens, the U.S. Government may provide additional economic stimuli. Liberty Ridge believes that, eventually, the influx of U.S. Dollars into the economy through stimulus programs may lead to inflation, but Liberty Ridge does not believe inflation will be an issue in the near-term. If the economy does experience inflationary pressures, Liberty Ridge expects equities to be one of the few asset classes to provide a positive net of inflation return.

(1) Effective following the close of business on March 31, 2009, the sub-advisory agreement with Liberty Ridge Capital, Inc.
    ("Liberty Ridge") will be terminated and OMCAP Investors, a division of Old Mutual Capital, Inc. ("OMCAP Investors") will begin providing the portfolio management services previously provided by Liberty Ridge. Jerome J. Heppelmann will continue to manage the Fund as an employee of OMCAP Investors.

Focused Fund

                                                                 42

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2009

____________________________________________________________________________________________________________________________________

                                                                                     Annualized      Annualized      Annualized
                                                         Inception      1 Year         5 Year         10 Year         Inception
                                                           Date         Return         Return          Return          to Date
____________________________________________________________________________________________________________________________________

Class Z                                                   02/12/99     (31.88)%        (1.90)%          5.13%           5.21%
Class A with load                                         09/30/03     (35.94)%        (3.30)%           n/a           (0.33)%
Class A without load                                      09/30/03     (32.04)%        (2.14)%           n/a            0.75%
Class C with load                                         09/30/03     (33.18)%        (2.85)%           n/a            0.01%
Class C without load                                      09/30/03     (32.52)%        (2.85)%           n/a            0.01%
Institutional Class                                       12/20/06 (1) (31.58)%          n/a             n/a          (17.62)%
S&P 500 Index                                             02/12/99     (38.09)%        (4.76)%         (3.00)%         (2.52)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages
1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the supplement dated March 5, 2009 to the
December 9, 2008 Class Z and Institutional Class shares prospectus and in the July 28, 2008 Class A and Class C shares prospectus)
are 1.37% and 1.06%; 2.21% and 1.31%; 7.38% and 2.06%; and 1.03% and 0.81%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Focused Fund, Class Z	S&P 500 Index
3/31/99	10,000	10,000
3/31/00	18,917	11,794
3/31/01	18,238	9,238
3/31/02	17,112	9,260
3/31/03	12,686	6,967
3/31/04	18,158	9,414
3/31/05	19,658	10,044
3/31/06	21,599	11,222
3/31/07	25,023	12,549
3/31/08	24,220	11,912
3/31/09	16,499	7,375

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	4.7%
Consumer Discretionary	6.7%
Consumer Staples	25.7%
Energy	11.7%
Financials	9.4%
Health Care	13.6%
Industrials	1.6%
Information Technology	21.2%
Materials	1.7%
Utilities	3.7%

                                                                 43

OLD MUTUAL FOCUSED FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 95.5%                                                       Metal-Aluminum - 1.7%
Applications Software - 4.4%                                               Alcoa                                        139,042   $      1,021
Microsoft                                    145,862   $      2,679                                                               ______________
                                                       ______________
                                                                           Total Metal-Aluminum                                          1,021
Total Applications Software                                   2,679        _____________________________________________________________________
_____________________________________________________________________
                                                                           Multi-line Insurance - 3.0%
Beverages-Non-Alcoholic - 8.0%                                             MetLife                                       81,430          1,854
Coca-Cola                                     58,420          2,568                                                               ______________
PepsiCo                                       44,420          2,287
                                                       ______________      Total Multi-line Insurance                                    1,854
                                                                           _____________________________________________________________________
Total Beverages-Non-Alcoholic                                 4,855
_____________________________________________________________________      Multimedia - 1.6%
                                                                           Walt Disney                                   54,670            993
Cable/Satellite TV - 5.1%                                                                                                         ______________
Comcast, Special Cl A                        240,103          3,090
                                                       ______________      Total Multimedia                                                993
                                                                           _____________________________________________________________________
Total Cable/Satellite TV                                      3,090
_____________________________________________________________________      Networking Products - 2.9%
                                                                           Cisco Systems*                               107,210          1,798
Computers - 4.4%                                                                                                                  ______________
Apple*                                        13,490          1,418
Dell*                                        132,170          1,253        Total Networking Products                                     1,798
                                                       ______________      _____________________________________________________________________

Total Computers                                               2,671        Oil Companies-Integrated - 4.7%
_____________________________________________________________________      BP ADR                                        71,680          2,874
                                                                                                                                  ______________
Consumer Products-Miscellaneous - 3.8%
Kimberly-Clark                                50,200          2,315        Total Oil Companies-Integrated                                2,874
                                                       ______________      _____________________________________________________________________

Total Consumer Products-Miscellaneous                         2,315        Oil-Field Services - 2.8%
_____________________________________________________________________      Halliburton                                  111,610          1,727
                                                                                                                                  ______________
Diversified Banking Institution - 2.0%
JPMorgan Chase                                45,420          1,207        Total Oil-Field Services                                      1,727
                                                       ______________      _____________________________________________________________________

Total Diversified Banking Institution                         1,207        Pipelines - 4.2%
_____________________________________________________________________      El Paso                                      405,935          2,537
                                                                                                                                  ______________
Electronic Components-Semiconductors - 1.4%
Intel                                         55,470            835        Total Pipelines                                               2,537
                                                       ______________      _____________________________________________________________________

Total Electronic Components-Semiconductors                      835        Reinsurance - 4.4%
_____________________________________________________________________      Berkshire Hathaway, Cl B*                        950          2,679
                                                                                                                                  ______________
Food-Retail - 4.9%
Safeway                                      148,530          2,999        Total Reinsurance                                             2,679
                                                       ______________      _____________________________________________________________________

Total Food-Retail                                             2,999        Retail-Discount - 4.3%
_____________________________________________________________________      Costco Wholesale                              56,850          2,633
                                                                                                                                  ______________
Independent Power Producer - 3.7%
NRG Energy*                                  128,690          2,265        Total Retail-Discount                                         2,633
                                                       ______________      _____________________________________________________________________

Total Independent Power Producer                              2,265        Retail-Drug Store - 4.8%
_____________________________________________________________________      CVS Caremark                                 105,690          2,905
                                                                                                                                  ______________
Medical Instruments - 4.6%
Medtronic                                     95,960          2,828        Total Retail-Drug Store                                       2,905
                                                       ______________      _____________________________________________________________________

Total Medical Instruments                                     2,828        Semiconductor Components-Integrated Circuits - 1.3%
_____________________________________________________________________      Maxim Integrated Products                     60,506            799
                                                                                                                                  ______________
Medical Products - 4.5%
Zimmer Holdings*                              75,510          2,756        Total Semiconductor Components-Integrated Circuits              799
                                                       ______________      _____________________________________________________________________

Total Medical Products                                        2,756        Transport-Services - 1.7%
_____________________________________________________________________      FedEx                                         22,700          1,010
                                                                                                                                  ______________
Medical-Drugs - 4.5%
Wyeth                                         63,480          2,732        Total Transport-Services                                      1,010
                                                       ______________      _____________________________________________________________________

Total Medical-Drugs                                           2,732        Web Portals/ISP - 3.0%
_____________________________________________________________________      Google, Cl A*                                  5,340          1,859
                                                                                                                                  ______________

                                                                           Total Web Portals/ISP                                         1,859
                                                                           _____________________________________________________________________

                                                                 44

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Wireless Equipment - 3.8%
Nokia ADR                                    199,960   $      2,333
                                                       ______________

Total Wireless Equipment                                      2,333
                                                       ______________

Total Common Stock (Cost $59,489)                            58,254
_____________________________________________________________________

Money Market Fund - 4.7%
Dreyfus Cash Management Fund,
   Institutional Class, 0.761% (A)         2,896,059          2,896
                                                       ______________

Total Money Market Fund (Cost $2,896)                         2,896
_____________________________________________________________________

Total Investments - 100.2% (Cost $62,385)                    61,150
_____________________________________________________________________

Other Assets and Liabilities, Net - (0.2)%                     (146)
_____________________________________________________________________

Total Net Assets - 100.0%                              $     61,004
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

                                                                 45

OLD MUTUAL GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Munder Capital Management and Turner Investment Partners, Inc.

Performance Highlights

o    For the fiscal year ended March 31, 2009, the Old Mutual Growth Fund (the "Fund") outperformed its benchmarks, the Russell
     Midcap® Growth Index and the S&P Midcap 400 Index. The Fund's Class Z shares posted a (36.06)% return versus a (39.58)% return for the Russell Midcap® Growth Index and a (36.09)% return for the S&P Midcap 400 Index.

o    Stock selection in financials was a large contributor to relative returns. Stock selection in the energy and utilities sectors also positively impacted Fund performance. The consumer discretionary sector was the largest detractor to relative performance.
     The technology sector also detracted from relative returns, as did the health care sector.

o    Among the individual stocks that contributed to Fund performance were O'Reilly Automotive, a retailer of aftermarket parts and supplies, Apollo Group (no longer a Fund holding), a provider of higher education through several subsidiaries, and URS, a construction, engineering and technical services company.

o    Central European Distribution, a Central and Eastern European alcoholic beverage company, Kansas City Southern, a company that holds railroad assets in Southern U.S. and Mexico, and NII Holdings, a seller of wireless phone service in Latin America, detracted from Fund performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2009, the Old Mutual Growth Fund (the "Fund") outperformed its benchmarks, the Russell
     Midcap® Growth Index and the S&P Midcap 400 Index. The Fund's Class Z shares posted a (36.06)% (1) return versus a (39.58)%
     return for the Russell Midcap® Growth Index and a (36.09)% return for the S&P Midcap 400 Index. Performance for all share classes can be found on page 48.

Q.   What investment environment did the Fund face during the past year?

A.   During the period, stocks associated with high earnings growth were out of favor with investors, perhaps reflecting investors'
     growing skepticism about earnings potential as the economy continued to weaken. As a result, stocks with the highest expected earnings per share growth rates were the worst performers in the mid-cap segment of the stock market. In response to the slowing global economy, earnings expectations for calendar year 2009 declined by 25% from June 2008 to December 2008. This decline was largely driven by the materials and energy sectors, due to the significant falloff in oil and other commodity prices. However, announcements by Citigroup, JP Morgan Chase and Bank of America that all three firms were profitable in
     January and February 2009 sparked a market rally at the end of the first quarter of 2009. Additionally, an improvement in existing home sales from January to February 2009 appeared to signal that the damaged housing market may be showing signs of stabilizing. Finally, clarity by the U.S. Treasury surrounding its plan to buy up to $2 trillion in toxic real estate assets from banks helped restore investor confidence as all major indices posted positive returns for the month of March 2009.

Q.   Which market factors influenced the Fund's relative performance?

A.   For most of 2008, value stocks had outperformed growth stocks, acting as somewhat of a head wind against the Fund's strategy.
     The Fund's strategy benefited from the strength of growth stocks during the first quarter of 2009, relative to stocks with a value bias. This reversal back to growth was a welcome relief and added a boost to the Fund's relative performance. Stocks with the highest expected earnings growth rates declined less than companies with more slowly growing earnings, and therefore added the most to absolute performance.

     The focus of the Fund's strategy continues to be on earnings momentum and reasonable valuation. In this difficult economic environment, earnings growth for most companies has decelerated or even contracted into negative territory. Nevertheless, the
     Fund's typical holding held up well versus its peers during the period.

Q.   How did portfolio composition affect Fund performance?

A.   Stock selection in financials was a large contributor to relative returns. An underweight position in real estate investment trusts, an overweight position in insurers, and good stock selection in regional banks made up the majority of outperformance.
     Stock selection in the energy and utilities sectors also positively impacted Fund performance. Consumers were generally hit hard during the period, faced with rising unemployment, declining home values, and a general freeze on credit. Against this backdrop, the consumer discretionary sector was the largest detractor to relative performance as consumer sensitive holdings traded substantially lower. The technology sector also detracted from relative returns as the recession reduced technology spending by businesses. The health care sector also detracted from Fund performance as a result of hospitals cutting back on spending.

     Among the individual stocks that contributed to Fund performance were O'Reilly Automotive, a retailer of aftermarket parts and supplies, Apollo Group (no longer a Fund holding), a provider of higher education through several subsidiaries, and URS, a construction, engineering and technical services company. O'Reilly Automotive benefited from weakness in new car sales, as consumers held on to their cars longer

Growth Fund

                                                                 46

Top Ten Holdings
as of March 31, 2009*

Midcap SPDR Trust, Series 1                                                 2.5%
___________________________________________________________________________________

McAfee                                                                      2.0%
___________________________________________________________________________________

Stericycle                                                                  1.5%
___________________________________________________________________________________

Airgas                                                                      1.4%
___________________________________________________________________________________

GameStop, Cl A                                                              1.3%
___________________________________________________________________________________

American Tower, Cl A                                                        1.3%
___________________________________________________________________________________

O'Reilly Automotive                                                         1.2%
___________________________________________________________________________________

Annaly Capital Management                                                   1.1%
___________________________________________________________________________________

Express Scripts                                                             1.1%
___________________________________________________________________________________

Digital Realty Trust                                                        1.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           14.5%
___________________________________________________________________________________

*Excludes short-term money market fund.

     and needed to perform necessary maintenance. Apollo Group benefited due to the rise in unemployment that caused many unemployed workers to enroll in educational programs, thus increasing student enrollment at their subsidiaries. While Apollo Group was a strong performer for the Fund, it was sold as Turner Investment Partners, Inc. ("Turner") felt there were other stocks within the consumer discretionary sector with a better risk/reward profile. URS saw its business hold-up well due to projects previously in place and may also be a beneficiary of the federal stimulus package. On the other side of the equation, Central
     European Distribution, a Central and Eastern European alcoholic beverage company, Kansas City Southern, a company that holds railroad assets in the Southern U.S. and Mexico, and NII Holdings, a seller of wireless phone service in Latin America, detracted from Fund performance. Central European Distribution was hurt by concerns about the growing world economic crisis due to its Eastern European and Russian market exposure. Kansas City Southern saw its stock price decline as investors'
     expectations for the stock were reduced with the slowing economy and changing Mexican exchange rate. NII Holdings saw its stock price decline due to concerns about competition in its key Mexican market and concerns that it would be hurt by declining local currencies.

Q.   What is the investment outlook for the mid-cap growth equity market?

A.   Munder Capital Management ("Munder") believes that while global stock markets will most likely remain volatile for the next few quarters, it anticipates that these markets should recover before there is a global economic recovery. Long term, Munder believes that the Fund's orientation toward companies with strong balance sheets and stable management will likely be rewarded.
     Munder believes the combination of fundamental strength and reasonable valuation positions held in the Fund may bode well for strong competitive performance in the year ahead.

     As Turner sees it, the stock market could break into bullish territory once signs become more evident that the economy is improving. For instance, Turner notes that the outperformance of early cycle stocks during the first quarter of 2009, especially technology stocks, is encouraging because early cyclical companies have typically heralded a trough in the leading economic indicators about two quarters in advance. Turner also notes that, historically, certain stocks have done well even when the economic news was still bleak. In addition, Turner points out that the federal government is continuing to provide stimuli to the economy that may be altered and broadened even further, if necessary, to help renew growth.

     Turner notes that because of the current economic environment and the recession that continues to affect the global marketplace, it has positioned the portion of the Fund's assets it manages to focus on pure growth companies, early cycle opportunities, and companies focused on gaining market share in their respective industries. Turner believes that pure growth companies generally have strong management teams, innovative products and strong brand awareness. Turner feels that early cycle stocks are companies that are generally well-positioned to lead the market when the first signs of sustainable improvement in economic activity are evident, and may be the first to rebound during an improving economy. Finally, Turner points out that companies focused on gaining market share may emerge from the recession as stronger organizations, with greater market share and pricing power. Turner believes that the portion of the Fund's assets it manages is well-positioned to benefit from this diversified approach, while also being well-positioned to take advantage of opportunities when the equity markets rebound and move higher.

(1) Part of the Fund's performance is due to a one-time distribution of settlement funds from the Pilgrim, Baxter & Associates, Ltd.
    Fair Fund. If the Fund had not received this distribution, its performance would have been lower. The amount received from this distribution is disclosed as Settlement Income on the Statements of Operations.

                                                                                                                         Growth Fund

                                                                 47

OLD MUTUAL GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2009

____________________________________________________________________________________________________________________________________

                                                                                     Annualized      Annualized      Annualized
                                                         Inception      1 Year         5 Year         10 Year         Inception
                                                           Date         Return         Return          Return          to Date
____________________________________________________________________________________________________________________________________

Class Z                                                   12/19/85     (36.06)%        (2.78)%         (2.32)%          8.22%
Class A with load                                         09/30/03     (39.89)%        (4.16)%           n/a           (2.13)%
Class A without load                                      09/30/03     (36.23)%        (3.02)%           n/a           (1.07)%
Class C with load                                         09/30/03     (37.33)%        (3.74)%           n/a           (1.81)%
Class C without load                                      09/30/03     (36.70)%        (3.74)%           n/a           (1.81)%
Institutional Class                                       12/20/06 (1) (36.06)%          n/a             n/a          (15.08)%
Russell Midcap® Growth Index                              01/01/86 (2) (39.58)%        (3.91)%         (0.86)%          8.30%
S&P MidCap 400 Index                                      11/30/85 (3) (36.09)%        (2.84)%          4.20%         (11.20)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action and/or regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative indexes can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

(2) The inception date used for this index is January 1, 1986 at the time the index started.

(3) The inception date used for this index is November 30, 1985 since at the time the index priced monthly.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-advisers and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the December 9, 2008 Class Z and Institutional
Class shares prospectus and in the July 28, 2008 Class A and Class C shares prospectus) are 1.34% and 1.10%; 16.50% and 1.35%;
4.04% and 2.10%; and 3,578.21% and 0.95%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Growth Fund, Class Z	S&P MidCap 400 Index	Russell Midcap® Growth Index
3/31/99	10,000	10,000	10,000
3/31/00	24,857	13,809	17,720
3/31/01	10,796	12,848	9,672
3/31/02	9,405	15,274	10,127
3/31/03	6,903	11,693	7,483
3/31/04	9,107	17,434	11,197
3/31/05	9,117	19,251	12,127
3/31/06	11,526	23,414	14,878
3/31/07	11,868	25,392	15,905
3/31/08	12,374	23,622	15,181
3/31/09	7,912	15,096	9,172

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1999 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	1.8%
Consumer Discretionary	16.9%
Consumer Staples	4.4%
Energy	6.9%
Financials	11.3%
Health Care	11.5%
Industrials	13.0%
Information Technology	19.1%
Investment Company	2.5%
Materials	4.6%
Telecommunications Services	2.3%
Utilities	5.7%

                                                                 48

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 96.3%                                                       Casino Hotels - 0.4%
Agricultural Chemicals - 0.3%                                              Wynn Resorts*                                 56,200   $      1,122
CF Industries Holdings                        13,240   $        942                                                               ______________
                                                       ______________
                                                                           Total Casino Hotels                                           1,122
Total Agricultural Chemicals                                    942        _____________________________________________________________________
_____________________________________________________________________
                                                                           Cellular Telecommunications - 1.0%
Airlines - 0.3%                                                            MetroPCS Communications*                     106,910          1,826
Continental Airlines, Cl B*                   93,430            823        NII Holdings*                                 54,025            810
                                                       ______________                                                             ______________

Total Airlines                                                  823        Total Cellular Telecommunications                             2,636
_____________________________________________________________________      _____________________________________________________________________

Apparel Manufacturers - 0.7%                                               Chemicals-Diversified - 1.0%
Coach*                                        58,880            983        FMC                                           63,500          2,739
Gildan Activewear*                           100,325            813                                                               ______________
                                                       ______________
                                                                           Total Chemicals-Diversified                                   2,739
Total Apparel Manufacturers                                   1,796        _____________________________________________________________________
_____________________________________________________________________
                                                                           Chemicals-Specialty - 0.4%
Applications Software - 1.3%                                               Ecolab                                        35,280          1,225
Check Point Software Technologies*           124,030          2,755                                                               ______________
Salesforce.com*                               26,930            881
                                                       ______________      Total Chemicals-Specialty                                     1,225
                                                                           _____________________________________________________________________
Total Applications Software                                   3,636
_____________________________________________________________________      Coal - 0.6%
                                                                           Consol Energy                                 66,710          1,684
Auction House/Art Dealer - 0.8%                                                                                                   ______________
Ritchie Bros Auctioneers                     117,525          2,185
                                                       ______________      Total Coal                                                    1,684
                                                                           _____________________________________________________________________
Total Auction House/Art Dealer                                2,185
_____________________________________________________________________      Commercial Banks Non-US - 0.3%
                                                                           HDFC Bank ADR                                 12,350            753
Beverages-Non-Alcoholic - 0.5%                                                                                                    ______________
Hansen Natural*                               35,630          1,283
                                                       ______________      Total Commercial Banks Non-US                                   753
                                                                           _____________________________________________________________________
Total Beverages-Non-Alcoholic                                 1,283
_____________________________________________________________________      Commercial Banks-Eastern US - 0.4%
                                                                           Signature Bank*                               38,825          1,096
Beverages-Wine/Spirits - 0.5%                                                                                                     ______________
Brown-Forman, Cl B                            22,850            887
Central European Distribution*                49,825            536        Total Commercial Banks-Eastern US                             1,096
                                                       ______________      _____________________________________________________________________

Total Beverages-Wine/Spirits                                  1,423        Commercial Services - 0.6%
_____________________________________________________________________      Quanta Services*                              70,720          1,517
                                                                                                                                  ______________
Broadcast Services/Programming - 0.5%
Discovery Communications, Cl A*               47,362            759        Total Commercial Services                                     1,517
Discovery Communications, Cl C*               50,412            739        _____________________________________________________________________
                                                       ______________
                                                                           Commercial Services-Finance - 1.3%
Total Broadcast Services/Programming                          1,498        Equifax                                       36,050            881
_____________________________________________________________________      Morningstar*                                  28,375            969
                                                                           Paychex                                       69,650          1,788
Building Products-Cement/Aggregate - 0.4%                                                                                         ______________
Martin Marietta Materials                     12,580            998
                                                       ______________      Total Commercial Services-Finance                             3,638
                                                                           _____________________________________________________________________
Total Building Products-Cement/Aggregate                        998
_____________________________________________________________________      Computer Services - 1.7%
                                                                           Cognizant Technology Solutions, Cl A*        120,477          2,505
Building-Residential/Commercial - 1.1%                                     IHS, Cl A*                                    54,175          2,231
Pulte Homes                                  166,940          1,825                                                               ______________
Toll Brothers*                                67,030          1,217
                                                       ______________      Total Computer Services                                       4,736
                                                                           _____________________________________________________________________
Total Building-Residential/Commercial                         3,042
_____________________________________________________________________      Computer Software - 0.4%
                                                                           Omniture*                                     77,290          1,019
Cable/Satellite TV - 0.2%                                                                                                         ______________
Cablevision Systems, Cl A                     32,650            423
                                                       ______________      Total Computer Software                                       1,019
                                                                           _____________________________________________________________________
Total Cable/Satellite TV                                        423
_____________________________________________________________________      Computers-Integrated Systems - 0.5%
                                                                           Micros Systems*                               71,925          1,349
                                                                                                                                  ______________

                                                                           Total Computers-Integrated Systems                            1,349
                                                                           _____________________________________________________________________

                                                                 49

OLD MUTUAL GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Computers-Memory Devices - 0.6%                                            Electric-Integrated - 3.5%
NetApp*                                      102,280   $      1,518        Northeast Utilities                          133,600   $      2,884
                                                       ______________      NorthWestern                                 102,000          2,191
                                                                           Portland General Electric                     48,600            855
Total Computers-Memory Devices                                1,518        PPL                                           62,500          1,794
_____________________________________________________________________      Wisconsin Energy                              46,850          1,929
                                                                                                                                  ______________
Consumer Products-Miscellaneous - 0.8%
Clorox                                        21,180          1,090        Total Electric-Integrated                                     9,653
Tupperware Brands                             64,500          1,096        _____________________________________________________________________
                                                       ______________
                                                                           Electric-Transmission - 0.9%
Total Consumer Products-Miscellaneous                         2,186        ITC Holdings                                  55,575          2,424
_____________________________________________________________________                                                             ______________

Cosmetics & Toiletries - 0.5%                                              Total Electric-Transmission                                   2,424
Alberto-Culver                                63,020          1,425        _____________________________________________________________________
                                                       ______________
                                                                           Electronic Components-Semiconductors - 3.3%
Total Cosmetics & Toiletries                                  1,425        Altera                                       113,440          1,991
_____________________________________________________________________      Broadcom, Cl A*                              118,080          2,359
                                                                           Cree*                                         70,975          1,670
Data Processing/Management - 0.6%                                          Microchip Technology                          87,700          1,858
Fiserv*                                       48,625          1,773        PMC - Sierra*                                204,540          1,305
                                                       ______________                                                             ______________

Total Data Processing/Management                              1,773        Total Electronic Components-Semiconductors                    9,183
_____________________________________________________________________      _____________________________________________________________________

Diagnostic Equipment - 0.2%                                                Electronic Forms - 0.6%
Cepheid*                                      74,300            513        Adobe Systems*                                77,200          1,651
                                                       ______________                                                             ______________

Total Diagnostic Equipment                                      513        Total Electronic Forms                                        1,651
_____________________________________________________________________      _____________________________________________________________________

Dialysis Centers - 1.1%                                                    Electronic Measuring Instruments - 0.7%
DaVita*                                       67,290          2,957        Itron*                                        39,050          1,849
                                                       ______________                                                             ______________

Total Dialysis Centers                                        2,957        Total Electronic Measuring Instruments                        1,849
_____________________________________________________________________      _____________________________________________________________________

Distribution/Wholesale - 1.9%                                              Electronics-Military - 0.7%
Fastenal                                      28,310            910        L-3 Communications Holdings                   30,225          2,049
Genuine Parts                                 45,925          1,371                                                               ______________
LKQ*                                         202,075          2,884
                                                       ______________      Total Electronics-Military                                    2,049
                                                                           _____________________________________________________________________
Total Distribution/Wholesale                                  5,165
_____________________________________________________________________      Energy-Alternate Sources - 0.4%
                                                                           Covanta Holding*                              43,080            564
Diversified Financial Services - 0.7%                                      First Solar*                                   4,950            657
IntercontinentalExchange*                     27,080          2,017                                                               ______________
                                                       ______________
                                                                           Total Energy-Alternate Sources                                1,221
Total Diversified Financial Services                          2,017        _____________________________________________________________________
_____________________________________________________________________
                                                                           Engineering/R&D Services - 1.1%
Diversified Manufacturing Operations - 0.9%                                Jacobs Engineering Group*                     33,560          1,297
Eaton                                          4,675            172        URS*                                          43,625          1,763
ESCO Technologies*                            24,250            939                                                               ______________
Parker Hannifin                               39,040          1,327
                                                       ______________      Total Engineering/R&D Services                                3,060
                                                                           _____________________________________________________________________
Total Diversified Manufacturing Operations                    2,438
_____________________________________________________________________      Engines-Internal Combustion - 0.5%
                                                                           Cummins                                       49,520          1,260
E-Commerce/Services - 0.4%                                                                                                        ______________
priceline.com*                                12,700          1,001
                                                       ______________      Total Engines-Internal Combustion                             1,260
                                                                           _____________________________________________________________________
Total E-Commerce/Services                                     1,001
_____________________________________________________________________      Enterprise Software/Services - 1.0%
                                                                           BMC Software*                                 23,510            776
Electric Products-Miscellaneous - 0.2%                                     Sybase*                                       63,500          1,923
Ametek                                        20,050            627                                                               ______________
                                                       ______________
                                                                           Total Enterprise Software/Services                            2,699
Total Electric Products-Miscellaneous                           627        _____________________________________________________________________
_____________________________________________________________________

                                                                 50

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Entertainment Software - 0.5%                                              Internet Security - 2.3%
Activision Blizzard*                         132,780   $      1,389        McAfee*                                      162,175   $      5,433
                                                       ______________      VeriSign*                                     41,770            788
                                                                                                                                  ______________
Total Entertainment Software                                  1,389
_____________________________________________________________________      Total Internet Security                                       6,221
                                                                           _____________________________________________________________________
Fiduciary Banks - 0.9%
Northern Trust                                40,570          2,427        Investment Management/Advisory Services - 2.0%
                                                       ______________      Blackrock                                     16,950          2,204
                                                                           Eaton Vance                                   68,150          1,557
Total Fiduciary Banks                                         2,427        T Rowe Price Group                            63,190          1,824
_____________________________________________________________________                                                             ______________

Finance-Investment Banker/Broker - 1.0%                                    Total Investment Management/Advisory Services                 5,585
TD Ameritrade Holding*                       194,040          2,680        _____________________________________________________________________
                                                       ______________
                                                                           Leisure & Recreational Products - 0.5%
Total Finance-Investment Banker/Broker                        2,680        WMS Industries*                               63,140          1,320
_____________________________________________________________________                                                             ______________

Food-Baking - 0.7%                                                         Total Leisure & Recreational Products                         1,320
Flowers Foods                                 86,200          2,024        _____________________________________________________________________
                                                       ______________
                                                                           Machine Tools & Related Products - 0.3%
Total Food-Baking                                             2,024        Lincoln Electric Holdings                     29,075            921
_____________________________________________________________________                                                             ______________

Food-Confectionery - 0.5%                                                  Total Machine Tools & Related Products                          921
JM Smucker                                    38,325          1,428        _____________________________________________________________________
                                                       ______________
                                                                           Machinery-Farm - 0.2%
Total Food-Confectionery                                      1,428        AGCO*                                         23,550            462
_____________________________________________________________________                                                             ______________

Food-Retail - 0.6%                                                         Total Machinery-Farm                                            462
Whole Foods Market                           101,170          1,700        _____________________________________________________________________
                                                       ______________
                                                                           Machinery-Pumps - 0.6%
Total Food-Retail                                             1,700        Flowserve                                     30,500          1,712
_____________________________________________________________________                                                             ______________

Footwear & Related Apparel - 0.6%                                          Total Machinery-Pumps                                         1,712
Deckers Outdoor*                              28,770          1,526        _____________________________________________________________________
                                                       ______________
                                                                           Medical Instruments - 1.0%
Total Footwear & Related Apparel                              1,526        Intuitive Surgical*                            4,910            468
_____________________________________________________________________      St. Jude Medical*                             52,830          1,919
                                                                           Techne                                         9,000            492
Hazardous Waste Disposal - 1.5%                                                                                                   ______________
Stericycle*                                   84,600          4,038
                                                       ______________      Total Medical Instruments                                     2,879
                                                                           _____________________________________________________________________
Total Hazardous Waste Disposal                                4,038
_____________________________________________________________________      Medical Labs & Testing Services - 0.6%
                                                                           Laboratory Corp of America Holdings*          29,900          1,749
Hotels & Motels - 0.4%                                                                                                            ______________
Starwood Hotels & Resorts Worldwide           93,030          1,182
                                                       ______________      Total Medical Labs & Testing Services                         1,749
                                                                           _____________________________________________________________________
Total Hotels & Motels                                         1,182
_____________________________________________________________________      Medical Products - 1.6%
                                                                           Haemonetics*                                  39,725          2,188
Human Resources - 0.4%                                                     West Pharmaceutical Services                  65,050          2,134
Robert Half International                     62,180          1,109                                                               ______________
                                                       ______________
                                                                           Total Medical Products                                        4,322
Total Human Resources                                         1,109        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Biomedical/Genetic - 2.3%
Industrial Gases - 1.4%                                                    Alexion Pharmaceuticals*                      44,200          1,665
Airgas                                       113,560          3,839        Illumina*                                     53,340          1,986
                                                       ______________      Myriad Genetics*                              36,400          1,655
                                                                           United Therapeutics*                          16,450          1,087
Total Industrial Gases                                        3,839                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Biomedical/Genetic                              6,393
Insurance Brokers - 0.9%                                                   _____________________________________________________________________
AON                                           58,235          2,377
                                                       ______________      Medical-Drugs - 0.8%
                                                                           Allergan                                      44,450          2,123
Total Insurance Brokers                                       2,377                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Drugs                                           2,123
Internet Infrastructure Software - 1.1%                                    _____________________________________________________________________
Akamai Technologies*                          48,625            943
F5 Networks*                                 101,300          2,122
                                                       ______________

Total Internet Infrastructure Software                        3,065
_____________________________________________________________________

                                                                 51

OLD MUTUAL GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Medical-HMO - 0.2%                                                         Oil-Field Services - 2.3%
Aetna                                         24,310   $        591        Core Laboratories                             28,950   $      2,118
                                                       ______________      Oceaneering International*                    42,750          1,576
                                                                           Oil States International*                     43,900            589
Total Medical-HMO                                               591        Weatherford International*                   189,250          2,095
_____________________________________________________________________                                                             ______________

Medical-Wholesale Drug Distributors - 0.4%                                 Total Oil-Field Services                                      6,378
AmerisourceBergen                             29,710            970        _____________________________________________________________________
                                                       ______________
                                                                           Patient Monitoring Equipment - 0.2%
Total Medical-Wholesale Drug Distributors                       970        Masimo*                                       16,200            470
_____________________________________________________________________                                                             ______________

Metal Processors & Fabricators - 0.7%                                      Total Patient Monitoring Equipment                              470
Kaydon                                        21,675            592        _____________________________________________________________________

                                                                           Pharmacy Services - 1.3%
Precision Castparts                           22,740          1,362        Express Scripts*                              66,335          3,063
                                                       ______________      Omnicare                                      25,640            628
                                                                                                                                  ______________
Total Metal Processors & Fabricators                          1,954
_____________________________________________________________________      Total Pharmacy Services                                       3,691
                                                                           _____________________________________________________________________
Metal-Aluminum - 0.2%
Alcoa                                         86,620            636        Physical Therapy/Rehabilitation Centers - 0.3%
                                                       ______________      Psychiatric Solutions*                        51,200            805
                                                                                                                                  ______________
Total Metal-Aluminum                                            636
_____________________________________________________________________      Total Physical Therapy/Rehabilitation Centers                   805
                                                                           _____________________________________________________________________
Multimedia - 0.7%
Factset Research Systems                      41,125          2,056        Pipelines - 0.3%
                                                       ______________      Enbridge                                      30,200            870
                                                                                                                                  ______________
Total Multimedia                                              2,056
_____________________________________________________________________      Total Pipelines                                                 870
                                                                           _____________________________________________________________________
Networking Products - 0.9%
Atheros Communications*                       69,500          1,019        Printing-Commercial - 0.3%
Juniper Networks*                            100,730          1,517        VistaPrint*                                   30,140            829
                                                       ______________                                                             ______________

Total Networking Products                                     2,536        Total Printing-Commercial                                       829
_____________________________________________________________________      _____________________________________________________________________

Office Furnishings-Original - 0.0%                                         Private Corrections - 0.6%
Interface, Cl A                               12,400             37        Corrections Corp of America*                 132,925          1,703
                                                       ______________                                                             ______________

Total Office Furnishings-Original                                37        Total Private Corrections                                     1,703
_____________________________________________________________________      _____________________________________________________________________

Oil & Gas Drilling - 0.2%                                                  Property/Casualty Insurance - 0.9%
Atlas America                                 73,737            645        ProAssurance*                                 53,325          2,486
                                                       ______________                                                             ______________

Total Oil & Gas Drilling                                        645        Total Property/Casualty Insurance                             2,486
_____________________________________________________________________      _____________________________________________________________________

Oil Companies-Exploration & Production - 3.9%                              Quarrying - 0.1%
Arena Resources*                              32,825            836        Compass Minerals International                 5,725            323
Denbury Resources*                            50,650            753                                                               ______________
EQT                                           90,900          2,848
PetroHawk Energy*                             66,010          1,269        Total Quarrying                                                 323
Questar                                       32,690            962        _____________________________________________________________________
Range Resources                               41,760          1,719
Southwestern Energy*                          79,365          2,356        Racetracks - 0.0%
                                                       ______________      Penn National Gaming*                          3,500             85
                                                                                                                                  ______________
Total Oil Companies-Exploration & Production                 10,743
_____________________________________________________________________      Total Racetracks                                                 85
                                                                           _____________________________________________________________________
Oil Field Machinery & Equipment - 1.0%
Cameron International*                        64,000          1,404        Reinsurance - 0.8%
Dresser-Rand Group*                           55,060          1,217        Axis Capital Holdings                         97,700          2,202
                                                       ______________                                                             ______________

Total Oil Field Machinery & Equipment                         2,621        Total Reinsurance                                             2,202
_____________________________________________________________________      _____________________________________________________________________

                                                                           REITs-Apartments - 0.5%
                                                                           Essex Property Trust                          23,000          1,319
                                                                                                                                  ______________

                                                                           Total REITs-Apartments                                        1,319
                                                                           _____________________________________________________________________

                                                                 52

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

REITs-Diversified - 1.1%                                                   Semiconductor Equipment - 2.0%
Digital Realty Trust                          91,655   $      3,041        ASML Holding                                  38,250   $        670
                                                       ______________      Kla-Tencor                                    76,910          1,538
                                                                           Lam Research*                                 69,780          1,589
Total REITs-Diversified                                       3,041        Varian Semiconductor
_____________________________________________________________________         Equipment Associates*                      80,445          1,742
                                                                                                                                  ______________
REITs-Mortgage - 1.2%
Annaly Capital Management                    230,225          3,193        Total Semiconductor Equipment                                 5,539
                                                       ______________      _____________________________________________________________________

Total REITs-Mortgage                                          3,193        Soap & Cleaning Preparation - 0.6%
_____________________________________________________________________      Church & Dwight                               33,300          1,739
                                                                                                                                  ______________
REITs-Office Property - 0.8%
Alexandria Real Estate Equities               26,525            966        Total Soap & Cleaning Preparation                             1,739
Corporate Office Properties Trust             49,650          1,233        _____________________________________________________________________
                                                       ______________
                                                                           Steel Pipe & Tube - 0.4%
Total REITs-Office Property                                   2,199        Valmont Industries                            24,200          1,215
_____________________________________________________________________                                                             ______________

Rental Auto/Equipment - 0.6%                                               Total Steel Pipe & Tube                                       1,215
Aaron Rents                                   59,025          1,574        _____________________________________________________________________
                                                       ______________
                                                                           Steel-Producers - 0.8%
Total Rental Auto/Equipment                                   1,574        Nucor                                         20,220            772
_____________________________________________________________________      Steel Dynamics                               146,470          1,290
                                                                                                                                  ______________
Respiratory Products - 0.7%
ResMed*                                       57,925          2,047        Total Steel-Producers                                         2,062
                                                       ______________      _____________________________________________________________________

Total Respiratory Products                                    2,047        Superconductor Production & Systems - 0.5%
_____________________________________________________________________      American Superconductor*                      86,900          1,504
                                                                                                                                  ______________
Retail-Apparel/Shoe - 2.1%
Guess?                                       138,995          2,930        Total Superconductor Production & Systems                     1,504
Nordstrom                                     60,890          1,020        _____________________________________________________________________
Urban Outfitters*                            105,220          1,722
                                                       ______________      Therapeutics - 0.6%
                                                                           BioMarin Pharmaceuticals*                    128,825          1,591
Total Retail-Apparel/Shoe                                     5,672                                                               ______________
_____________________________________________________________________
                                                                           Total Therapeutics                                            1,591
Retail-Auto Parts - 1.2%                                                   _____________________________________________________________________
O'Reilly Automotive*                          92,225          3,229
                                                       ______________      Tools-Hand Held - 0.2%
                                                                           Snap-On                                       24,025            603
Total Retail-Auto Parts                                       3,229                                                               ______________
_____________________________________________________________________
                                                                           Total Tools-Hand Held                                           603
Retail-Computer Equipment - 1.3%                                           _____________________________________________________________________
GameStop, Cl A*                              132,460          3,712
                                                       ______________      Transactional Software - 0.8%
                                                                           Solera Holdings*                              87,125          2,159
Total Retail-Computer Equipment                               3,712                                                               ______________
_____________________________________________________________________
                                                                           Total Transactional Software                                  2,159
Retail-Consumer Electronics - 0.6%                                         _____________________________________________________________________
Best Buy                                      41,890          1,590
                                                       ______________      Transport-Rail - 0.2%
                                                                           Kansas City Southern*                         37,125            472
Total Retail-Consumer Electronics                             1,590                                                               ______________
_____________________________________________________________________
                                                                           Total Transport-Rail                                            472
Retail-Regional Department Store - 1.1%                                    _____________________________________________________________________
Kohl's*                                       69,050          2,922
                                                       ______________      Transport-Services - 0.6%
                                                                           CH Robinson Worldwide                         35,730          1,630
Total Retail-Regional Department Store                        2,922                                                               ______________
_____________________________________________________________________
                                                                           Total Transport-Services                                      1,630
Retail-Restaurants - 2.2%                                                  _____________________________________________________________________
Burger King Holdings                          76,650          1,759
Darden Restaurants                            62,990          2,158        Wireless Equipment - 1.3%
Yum! Brands                                   75,880          2,085        American Tower, Cl A*                        121,760          3,705
                                                       ______________                                                             ______________

Total Retail-Restaurants                                      6,002        Total Wireless Equipment                                      3,705
_____________________________________________________________________      _____________________________________________________________________

Schools - 0.8%                                                             X-Ray Equipment - 0.3%
ITT Educational Services*                      8,050            977        Hologic*                                      58,419            765
New Oriental Education & Technology                                                                                               ______________
   Group ADR*                                 26,225          1,318
                                                       ______________      Total X-Ray Equipment                                           765
                                                                                                                                  ______________
Total Schools                                                 2,295
_____________________________________________________________________      Total Common Stock (Cost $311,440)                          265,113
                                                                           _____________________________________________________________________

                                                                 53

OLD MUTUAL GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Investment Company - 2.5%
Growth-Mid Cap - 2.5%
Midcap SPDR Trust, Series 1                   77,925   $      6,908
                                                       ______________

Total Growth-Mid Cap                                          6,908
                                                       ______________

Total Investment Company (Cost $6,586)                        6,908
_____________________________________________________________________

Money Market Fund - 1.8%
Dreyfus Cash Management Fund,
   Institutional Class, 0.761% (A)         4,927,774          4,928
                                                       ______________

Total Money Market Fund (Cost $4,928)                         4,928
_____________________________________________________________________

Total Investments - 100.6% (Cost $322,954)                  276,949
_____________________________________________________________________

Other Assets and Liabilities, Net - (0.6)%                   (1,754)
_____________________________________________________________________

Total Net Assets - 100.0%                                  $275,195
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

                                                                 54

OLD MUTUAL HEITMAN REIT FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Heitman Real Estate Securities LLC

Performance Highlights

o    For the fiscal year ended March 31, 2009, the Old Mutual Heitman REIT Fund's (the "Fund") Class Z shares returned (58.68)%. Its benchmark, the Wilshire U.S. Real Estate Securities Index returned (61.03)% for the same period.

o    The year was one of the most difficult on record for the real estate investment trust ("REIT") market as the credit crisis took a tremendous toll on the financials sector and REITs.

o    On an individual holdings basis, the Fund's positions in Liberty Property Trust (no longer a Fund holding), Equity Lifestyle
     Properties and Kilroy Realty Corporation (no longer a Fund holding) contributed positively, helping to bolster the Fund's return.

o    Stocks that were detrimental to the Fund's performance were Simon Property Group, Boston Properties and Vornado Realty Trust.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2009, the Old Mutual Heitman REIT Fund's (the "Fund") Class Z shares returned (58.68)%. Its benchmark, the Wilshire U.S. Real Estate Securities Index returned (61.03)% for the same period. Performance for all share classes can be found on page 57.

Q.   What investment environment did the Fund face during the past year?

A.   The investment environment was turbulent over the last year. The real estate companies in which the Fund invested in are dependent on a functioning debt market and debt markets progressively worsened as the year went on. For part of the year, debt markets were virtually frozen as it related to real estate, making for a very difficult investment environment.

Q.   Which market factors influenced the Fund's relative performance?

A.   The year was one of the most difficult on record for the real estate investment trust ("REIT") market as the credit crisis took a tremendous toll on the financials sector and REITs. As credit evaporated over the year, sectors that depend on the debt market suffered. Even though the REIT sector has relatively good debt service coverage ratios and reasonable leverage relative to asset value, the market punished the sector because of refinancing issues. The weak economy also took a toll on property fundamentals. Vacancy rates increased across all property types, which may result in reduced earnings expectations as REIT cash flows weaken. Real estate values fell during the period and Heitman Real Estate Securities LLC ("Heitman") believes they will likely continue to fall for the foreseeable future. The limited availability of debt capital, higher required returns on equity capital and weakening real estate fundamentals may all contribute to REIT declining values.

Q.   How did portfolio composition affect Fund performance?

A.   On an individual holdings basis, the Fund's positions in Liberty Property Trust (no longer a Fund holding), Equity Lifestyle
     Properties and Kilroy Realty Corporation (no longer a Fund holding) contributed positively, helping to bolster the Fund's return. These three securities were owned by the Fund during periods of the year when the REIT market was going up or holding steady.

     Stocks that were detrimental to the Fund's performance were Simon Property Group, Boston Properties and Vornado Realty Trust.
     These securities were affected by the toll the credit crisis took on the financials sector and REITs, thus hurting Fund performance.

                                                                                                                   Heitman REIT Fund

                                                                 55

OLD MUTUAL HEITMAN REIT FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Heitman Real Estate Securities LLC

Top Ten Holdings
as of March 31, 2009

Simon Property Group                                                        9.0%
___________________________________________________________________________________

Public Storage                                                              8.1%
___________________________________________________________________________________

Boston Properties                                                           6.4%
___________________________________________________________________________________

AvalonBay Communities                                                       5.6%
___________________________________________________________________________________

Health Care REIT                                                            4.7%
___________________________________________________________________________________

HCP                                                                         4.4%
___________________________________________________________________________________

Equity Residential                                                          4.4%
___________________________________________________________________________________

Digital Realty Trust                                                        4.2%
___________________________________________________________________________________

Vornado Realty Trust                                                        4.0%
___________________________________________________________________________________

Regency Centers                                                             3.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           54.5%
___________________________________________________________________________________

Q.   What is the investment outlook for the REIT market?

A.   Heitman feels that compared to one year ago, the economic outlook and financial conditions have weakened and the resulting adjustments in real estate pricing are justified. With the REIT market down over the past year, Heitman believes it is important to consider whether all of the bad news is priced. At some point, Heitman believes financial markets will begin to stabilize and the outlook for the economy should begin to improve. Heitman believes REIT stock prices may anticipate an improvement in the economy and real estate fundamentals before an improvement in property cash flows are apparent. Heitman believes that operating fundamentals at the property level will likely get worse before they get better. Heitman continues to position the Fund defensively, investing in those companies that it believes have strong, liquid balance sheets, sustainable earnings and strong management teams. Heitman continues to be focused on those sectors which it believes should generate earnings growth in a slow growth economic environment. Heitman has done this by focusing on sectors with longer-lease terms and niche sectors which are more defensive in nature. Heitman has been reducing the Fund's exposure to those sectors with shorter-lease terms and business models which Heitman believes will see more of the negative impacts from slowing economic growth. In addition, Heitman is continuously looking for opportunities to take advantage of mispricings in sectors which may not seem attractive in this economic environment. Another investment theme which Heitman is focused on is the changing financial markets. Heitman believes most REITs are in a fairly good financial position and during the foreseeable future, investors should be focused on the strength of REIT's balance sheets. Heitman believes there may be investment opportunities in
     REITs with strong, liquid balance sheets and REITs that have recapitalized in an attempt to strengthen their balance sheets.

Heitman REIT Fund

                                                                 56

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                     Annualized       Annualized      Annualized
                                                         Inception      1 Year         5 Year          10 Year         Inception
                                                           Date         Return         Return           Return          to Date
____________________________________________________________________________________________________________________________________

Class Z*                                                  03/13/89     (58.68)%        (9.43)%           3.32%           5.41%
Class A with load                                         09/30/03     (61.20)%       (10.74)%            n/a           (6.44)%
Class A without load                                      09/30/03     (58.85)%        (9.67)%            n/a           (5.43)%
Class C with load                                         09/30/03     (59.58)%       (10.35)%            n/a           (6.14)%
Class C without load                                      09/30/03     (59.18)%       (10.35)%            n/a           (6.14)%
Institutional Class                                       12/20/06 (1) (58.56)%          n/a              n/a          (37.13)%
Wilshire U.S. Real Estate Securities Index (3)            02/28/89 (2) (61.03)%        (9.46)%           3.35%           3.72%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-3.

*    Data includes performance of a predecessor fund class whose inception date was March 13, 1989.

(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

(2)  The inception date used for this index is February 28, 1989 since at the time the index was priced monthly.

(3)  Effective April 1, 2009, the Dow Jones Wilshire Real Estate Securities Index changed its name to the Wilshire U.S. Real Estate
     Securities Index.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the December 9, 2008 Class Z and Institutional
Class shares prospectus and in the July 28, 2008 Class A and Class C shares prospectus) are 1.36% and 1.25%; 1.64% and 1.50%; 10.88%
and 2.25%; and 1.26% and 0.95%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Heitman REIT Fund, Class Z	Wilshire U.S. Real Estate Securities Index
3/31/99	10,000	10,000
3/31/00	10,559	10,311
3/31/01	12,675	12,975
3/31/02	15,874	15,792
3/31/03	14,965	15,015
3/31/04	22,759	22,845
3/31/05	25,254	25,659
3/31/06	34,716	36,079
3/31/07	41,380	44,004
3/31/08	33,559	35,672
3/31/08	13,867	13,903

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1999 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Apartments	18.5%
Cash Equivalents	1.6%
Diversified	12.9%
Health Care	15.9%
Hotels	2.4%
Manufactured Homes	1.7%
Office Property	14.3%
Regional Malls	11.4%
Shopping Centers	8.1%
Single Tenant	0.9%
Storage	8.1%
Warehouse/Industrial	4.2%

                                                                 57

OLD MUTUAL HEITMAN REIT FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 98.1%                                                       REITs-Shopping Centers - 8.1%
REITs-Apartments - 18.4%                                                   Acadia Realty Trust                           43,156   $        458
American Campus Communities                   44,043   $        765        Federal Realty Investment Trust               19,200            883
AvalonBay Communities                         35,895          1,689        Regency Centers                               41,893          1,113
Camden Property Trust                         50,400          1,088                                                               ______________
Equity Residential                            72,031          1,322
Essex Property Trust                          12,320            706        Total REITs-Shopping Centers                                  2,454
                                                       ______________      _____________________________________________________________________

Total REITs-Apartments                                        5,570        REITs-Single Tenant - 0.9%
_____________________________________________________________________      National Retail Properties                    17,035            270
                                                                                                                                  ______________
REITs-Diversified - 12.8%
Digital Realty Trust                          38,574          1,280        Total REITs-Single Tenant                                       270
Entertainment Properties Trust                16,200            255        _____________________________________________________________________
PS Business Parks                              9,700            357
Vornado Realty Trust                          36,177          1,202        REITs-Storage - 8.1%
Washington Real Estate                                                     Public Storage                                44,069          2,435
   Investment Trust                           45,000            778                                                               ______________

                                                       ______________      Total REITs-Storage                                           2,435
                                                                           _____________________________________________________________________
Total REITs-Diversified                                       3,872
_____________________________________________________________________      REITs-Warehouse/Industrial - 4.2%
                                                                           AMB Property                                  21,274            306
REITs-Health Care - 15.9%                                                  EastGroup Properties                           6,000            168
HCP                                           74,214          1,325        Prologis                                     120,700            785
Health Care REIT                              46,282          1,416                                                               ______________
Nationwide Health Properties                  42,591            945
Ventas                                        48,595          1,099        Total REITs-Warehouse/Industrial                              1,259
                                                       ______________                                                             ______________

Total REITs-Health Care                                       4,785        Total Common Stock (Cost $38,580)                            29,618
_____________________________________________________________________      _____________________________________________________________________

REITs-Hotels - 2.4%                                                        Money Market Fund - 1.6%
Host Hotels & Resorts                        121,989            478           Dreyfus Cash Management Fund,
LaSalle Hotel Properties                      40,900            239           Institutional Class, 0.761% (A)           477,871            478
                                                       ______________                                                             ______________

Total REITs-Hotels                                              717        Total Money Market Fund (Cost $478)                             478
_____________________________________________________________________      _____________________________________________________________________

REITs-Manufactured Homes - 1.7%                                            Total Investments - 99.7% (Cost $39,058)                     30,096
Equity Lifestyle Properties                   13,700            522        _____________________________________________________________________
                                                       ______________
                                                                           Other Assets and Liabilities, Net - 0.3%                         80
Total REITs-Manufactured Homes                                  522        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                              $     30,176
REITs-Office Property - 14.2%                                              _____________________________________________________________________
Alexandria Real Estate Equities               28,589          1,041
Boston Properties                             54,635          1,914        For descriptions of abbreviations and footnotes, please refer to
Corporate Office Properties Trust             27,100            673        page 117.
Douglas Emmett                                90,000            665
                                                       ______________

Total REITs-Office Property                                   4,293
_____________________________________________________________________

REITs-Regional Malls - 11.4%
Macerich                                      24,100            151
Simon Property Group                          78,075          2,704
Taubman Centers                               34,368            586
                                                       ______________

Total REITs-Regional Malls                                    3,441
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 58

OLD MUTUAL LARGE CAP GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC and Turner Investment Partners, Inc.

Performance Highlights

o    For the fiscal year ended March 31, 2009, the Old Mutual Large Cap Growth Fund (the "Fund") underperformed its benchmark, the
     Russell 1000® Growth Index. The Fund's Class Z shares posted a (40.88)% return versus a (34.28)% return for the benchmark.

o    Stock selection in materials contributed positively to the Fund's performance, as did a slight underweight to the energy sector. Stock selection in the financials sector also contributed to the Fund's performance. The Fund's underweight position in consumer staples, and stock selection in health care and industrials, detracted from performance during the year.

o    Among the individual stocks that contributed to Fund performance were MetroPCS Communications, a wireless telecommunications carrier, Family Dollar Stores, an operator of variety stores offering discount merchandise, and Best Buy, a specialty retailer of consumer electronics.

o    Intuitive Surgical (no longer a Fund holding), a designer, manufacturer and marketer of surgical systems, investment manager T.
     Rowe Price Group, and Varian Medical Systems, a provider of cancer therapy systems worldwide, detracted from Fund performance.

Q.How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2009, the Old Mutual Large Cap Growth Fund (the "Fund") underperformed its benchmark, the
     Russell 1000® Growth Index. The Fund's Class Z shares posted a (40.88)% (1) return versus a (34.28)% return for the benchmark.
     Performance for all share classes can be found on page 61.

Q.   What investment environment did the Fund face during the past year?

A.   This past year was one of the worst years in the history of the financial markets. On the consumer front, the loss of jobs and wealth weighed heavily on consumption, and frugality remained the order of the day. Nonetheless, there were signs that suggested the worst may be over. With several relief packages, a $787 billion stimulus package and an ongoing effort to bolster confidence, the U.S. Federal Reserve Board indicated that a domestic economic recovery may be underway. These efforts appear to have had some success in improving market sentiment. Announcements by Citigroup, JP Morgan Chase and Bank of America that all three firms were profitable in January and February 2009 sparked a market rally at the end of the first quarter of 2009.
     Additionally, an improvement in existing home sales from January to February 2009 appeared to signal that the damaged housing market may be showing signs of stabilizing. Finally, clarity by the U.S. Treasury surrounding its plan to buy up to $2 trillion in toxic real estate assets from banks helped restore investor confidence as all major indices posted positive returns for the month of March 2009.

Q.   Which market factors influenced the Fund's relative performance?

A.   Stock selection was the biggest detractor to the Fund's performance, while sector allocation was a positive contributor to performance given the Fund's allocation to cash. Risk aversion remained foremost in investors' minds during much of the year.
     With investors remaining extremely risk averse, companies with premium earnings growth rates were not rewarded. Consequently, it was a difficult twelve months for the Fund on both an absolute and relative basis.

Q.   How did portfolio composition affect Fund performance?

A.   Stock selection in materials contributed positively to the Fund's performance, as did a slight underweight to the energy sector. Stock selection in the financials sector also contributed positively to the Fund's performance. The Fund's underweight position in consumer staples, and stock selection in health care and industrials, detracted from performance during the year.

     Among the individual stocks that contributed to Fund performance were MetroPCS Communications, a wireless telecommunications carrier, Family Dollar Stores, an operator of variety stores offering discount merchandise, and Best Buy, a specialty retailer of consumer electronics. MetroPCS Communications benefited from better than expected net subscriber ads for the first quarter of 2009, and management reiterated a positive outlook for 2009. Family Dollar Stores reported better than expected earnings results for fourth quarter 2008 as U.S. consumers frequented discount retailers as a way to save money during the recession.
     Best Buy benefited from the bankruptcy and liquidation of competitor Circuit City. Best Buy also benefited from sales of Apple products. On the other side of the equation, Intuitive Surgical (no longer a Fund holding), a designer, manufacturer and marketer of surgical systems, investment manager T. Rowe Price Group, and Varian Medical Systems, a provider of cancer therapy systems worldwide, detracted from Fund performance. Intuitive Surgical saw its stock decline due to concerns that the challenging economic environment would result in a general cutback in hospital capital spending plans. T. Rowe Price Group saw its profits hurt by investment write-downs and asset depreciation. Varian Medical Systems' stock declined on uncertainties surrounding the Obama Administration's health care plan.

                                                                                                               Large Cap Growth Fund

                                                                 59

OLD MUTUAL LARGE CAP GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC and Turner Investment Partners, Inc.

Top Ten Holdings
as of March 31, 2009

Qualcomm                                                                    4.1%
___________________________________________________________________________________

Google, Cl A                                                                3.6%
___________________________________________________________________________________

Apple                                                                       3.4%
___________________________________________________________________________________

Monsanto                                                                    3.0%
___________________________________________________________________________________

Gilead Sciences                                                             2.6%
___________________________________________________________________________________

Intel                                                                       2.5%
___________________________________________________________________________________

Cisco Systems                                                               1.9%
___________________________________________________________________________________

International Business
Machines                                                                    1.9%
___________________________________________________________________________________

PepsiCo                                                                     1.9%
___________________________________________________________________________________

Occidental Petroleum                                                        1.8%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           26.7%
___________________________________________________________________________________

Q.   What is the investment outlook for the large-cap growth equity market?

A.   Ashfield Capital Partners, LLC ("Ashfield") notes that periods of economic weakness have previously been accompanied by increases in market volatility, allowing for active managers to typically outperform passive strategies. Ashfield believes quality companies with sound balance sheets, large cash positions and a history or ability to pay dividends are likely to outperform the market in
     2009. Ashfield believes many opportunities will likely present themselves in the next bull market including infrastructure spending, the evolution of technology bringing further advancements in communications and entertainment, and lastly, health care reform which may provide opportunities for companies to engage in cost containment and scientific advancement. Ashfield continues to believe that as the economy recovers from the recession, larger diversified growth companies may outperform. Ashfield believes information technology and consumer discretionary will likely continue to be investment themes with the greatest opportunity. Ashfield believes the greatest uncertainties facing the financial markets are the speed and degree of success policymakers will have combating the recession, and the length and depth of the recession, as well as geopolitical issues. In Ashfield's opinion, these factors present the most concern going forward for stocks in general, but especially growth stocks and their absolute performance.

     As Turner Investment Partners, Inc. ("Turner") sees it, the stock market could break into bullish territory once signs become more evident that the economy is improving. For instance, Turner notes that the outperformance of early cycle stocks during the first quarter of 2009, especially technology stocks, is encouraging because early cyclical companies have typically heralded a trough in the leading economic indicators about two quarters in advance. Turner also notes that, historically, certain stocks have done well even when the economic news was still bleak. In addition, Turner points out that the federal government is continuing to provide stimuli to the economy that may be altered and broadened even further, if necessary, to help renew growth.

     Turner notes that as of March 31, 2009, the portion of the Fund's assets it manages can be broadly classified into three categories: traditional growth, early cycle, or market share gainer. Turner points out that the traditional growth companies generally have strong management teams, innovative products and strong brand awareness. In short, Turner believes they may have a superior competitive advantage that may allow these companies to continue to generate superior earnings growth. Turner believes the early cycle companies are generally well positioned to lead the market when the first signs of sustainable improvement in economic activity are evident. Finally, Turner notes that market share gainers are companies it believes are taking advantage of the downturn to expand their client base in their respective industries.

(1)  Part of the Fund's performance is due to a one-time distribution of settlement funds from the Pilgrim, Baxter & Associates,
     Ltd. Fair Fund. If the Fund had not received this distribution, its performance would have been lower. The amount received from this distribution is disclosed as Settlement Income on the Statements of Operations.

Large Cap Growth Fund

                                                                 60

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2009

____________________________________________________________________________________________________________________________________

                                                                                     Annualized       Annualized      Annualized
                                                         Inception      1 Year         5 Year          10 Year        Inception
                                                           Date         Return         Return           Return         to Date
____________________________________________________________________________________________________________________________________

Class Z                                                   11/29/96     (40.88)%        (5.86)%          (4.49)%          3.57%
Class A with load                                         09/30/03     (44.48)%        (7.23)%            n/a           (4.42)%
Class A without load                                      09/30/03     (41.09)%        (6.12)%            n/a           (3.39)%
Class C with load                                         09/30/03     (42.04)%        (6.81)%            n/a           (4.09)%
Class C without load                                      09/30/03     (41.45)%        (6.81)%            n/a           (4.09)%
Institutional Class                                       12/20/06 (1) (40.66)%          n/a              n/a          (19.30)%
Russell 1000® Growth Index                                11/29/96     (34.28)%        (4.38)%          (5.26)%          0.77%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action and/or regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-advisers.
In addition, prior to February 10, 2007, the Fund was co-managed by a sub-adviser other than Ashfield Capital Partners, LLC, and the
Fund's performance prior to these dates, may not be indicative of how the Fund will perform in the future. Prior to April 29, 2008, the Fund was named the Old Mutual Large Cap Growth Concentrated Fund.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the December 9, 2008 Class Z and Institutional
Class shares prospectus and in the July 28, 2008 Class A and Class C shares prospectus) are 1.63% and 1.25%; 3.26% and 1.50%; 3.36%
and 2.25%; and 3,758.59% and 0.95%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Large Cap Growth Fund, Class Z	Russell 1000® Growth Index
3/31/99	10,000	10,000
3/31/00	21,788	13,412
3/31/01	10,058	7,683
3/31/02	8,556	7,529
3/31/03	6,410	5,514
3/31/04	8,539	7,289
3/31/05	7,923	7,373
3/31/06	10,041	8,342
3/31/07	10,323	8,931
3/31/08	10,679	8,864
3/31/09	6,314	5,825

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	1.8%
Consumer Discretionary	11.2%
Consumer Staples	9.3%
Energy	8.2%
Financials	8.1%
Health Care	16.4%
Industrials	7.1%
Information Technology	28.8%
Materials	5.4%
Telecommunications Services	3.0%
Utilities	0.7%

                                                                 61

OLD MUTUAL LARGE CAP GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.7%                                                       Consumer Products-Miscellaneous - 1.4%
Agricultural Chemicals - 2.9%                                              Clorox                                        38,010   $     1,957
Monsanto                                      50,393   $     4,188                                                                ______________
                                                       ______________
                                                                           Total Consumer Products-Miscellaneous                        1,957
Total Agricultural Chemicals                                 4,188         _____________________________________________________________________
_____________________________________________________________________
                                                                           Cosmetics & Toiletries - 1.2%
Applications Software - 2.0%                                               Procter & Gamble                              36,425         1,715
Microsoft                                    111,073          2,040                                                               ______________
Salesforce.com*                               24,720            809
                                                       ______________      Total Cosmetics & Toiletries                                 1,715
                                                                           _____________________________________________________________________
Total Applications Software                                   2,849
_____________________________________________________________________      Disposable Medical Products - 1.3%
                                                                           C.R. Bard                                     22,655          1,806
Beverages-Non-Alcoholic - 1.8%                                                                                                    ______________
PepsiCo                                       50,880          2,619
                                                       ______________      Total Disposable Medical Products                             1,806
                                                                           _____________________________________________________________________
Total Beverages-Non-Alcoholic                                 2,619
_____________________________________________________________________      Diversified Banking Institution - 0.9%
                                                                           Goldman Sachs Group                           11,450          1,214
Brewery - 1.1%                                                                                                                    ______________
Cia de Bebidas das Americas ADR               31,670          1,512
                                                       ______________      Total Diversified Banking Institution                         1,214
                                                                           _____________________________________________________________________
Total Brewery                                                 1,512
_____________________________________________________________________      Diversified Financial Services - 1.4%
                                                                           IntercontinentalExchange*                     26,750          1,992
Building-Residential/Commercial - 1.3%                                                                                            ______________
Pulte Homes                                   70,860            774
Toll Brothers*                                57,950          1,052        Total Diversified Financial Services                          1,992
                                                       ______________      _____________________________________________________________________

Total Building-Residential/Commercial                         1,826        Diversified Manufacturing Operations - 0.5%
_____________________________________________________________________      Danaher                                       14,140            767
                                                                                                                                  ______________
Cable/Satellite TV - 0.0%
DIRECTV Group*                                     3              -        Total Diversified Manufacturing Operations                      767
                                                       ______________      _____________________________________________________________________

Total Cable/Satellite TV                                          -        E-Commerce/Products - 1.7%
_____________________________________________________________________      Amazon.com*                                   33,820          2,484
                                                                                                                                  ______________
Casino Hotels - 0.7%
Wynn Resorts*                                 50,300          1,004        Total E-Commerce/Products                                     2,484
                                                       ______________      _____________________________________________________________________

Total Casino Hotels                                           1,004        E-Commerce/Services - 1.4%
_____________________________________________________________________      priceline.com*                                24,615          1,939
                                                                                                                                  ______________
Cellular Telecommunications - 2.4%
China Mobile ADR                              49,720          2,164        Total E-Commerce/Services                                     1,939
MetroPCS Communications*                      71,390          1,219        _____________________________________________________________________
                                                       ______________
                                                                           Electric Products-Miscellaneous - 1.0%
Total Cellular Telecommunications                             3,383        Emerson Electric                              50,940          1,456
_____________________________________________________________________                                                             ______________

Coffee - 0.0%                                                              Total Electric Products-Miscellaneous                         1,456
Green Mountain Coffee Roasters*                    4              -        _____________________________________________________________________
                                                       ______________
                                                                           Electronic Components-Semiconductors - 4.1%
Total Coffee                                                      -        Broadcom, Cl A*                              114,830          2,294
_____________________________________________________________________      Intel                                        234,720          3,533
                                                                                                                                  ______________
Commercial Services-Finance - 1.2%
Visa, Cl A                                    15,020            835        Total Electronic Components-Semiconductors                    5,827
Western Union                                 71,820            903        _____________________________________________________________________
                                                       ______________
                                                                           Energy-Alternate Sources - 1.5%
Total Commercial Services-Finance                             1,738        Covanta Holding*                              55,562            727
_____________________________________________________________________      First Solar*                                  10,460          1,388
                                                                                                                                  ______________
Computers - 6.7%
Apple*                                        46,410          4,879        Total Energy-Alternate Sources                                2,115
Hewlett-Packard                               60,610          1,943        _____________________________________________________________________
International Business Machines               27,725          2,686
                                                       ______________      Engineering/R&D Services - 1.7%
                                                                           ABB ADR                                       97,485          1,359
Total Computers                                               9,508        Jacobs Engineering Group*                     27,695          1,071
_____________________________________________________________________                                                             ______________

                                                                           Total Engineering/R&D Services                                2,430
                                                                           _____________________________________________________________________

                                                                 62

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Enterprise Software/Services - 1.2%                                        Medical-Biomedical/Genetic - 5.3%
SAP ADR                                       48,705   $      1,719        Amgen*                                        29,644   $      1,468
                                                       ______________      Celgene*                                      51,575          2,290
                                                                           Gilead Sciences*                              80,510          3,729
Total Enterprise Software/Services                            1,719                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Biomedical/Genetic                              7,487
Fiduciary Banks - 2.3%                                                     _____________________________________________________________________
Northern Trust                                26,280          1,572
State Street                                  53,525          1,647        Medical-Drugs - 1.4%
                                                       ______________      Abbott Laboratories                           40,655          1,939
                                                                                                                                  ______________
Total Fiduciary Banks                                         3,219
_____________________________________________________________________      Total Medical-Drugs                                           1,939
                                                                           _____________________________________________________________________
Finance-Investment Banker/Broker - 1.1%
Charles Schwab                               104,070          1,613        Networking Products - 1.9%
                                                       ______________      Cisco Systems*                               160,685          2,695
                                                                                                                                  ______________
Total Finance-Investment Banker/Broker                        1,613
_____________________________________________________________________      Total Networking Products                                     2,695
                                                                           _____________________________________________________________________
Food-Wholesale/Distribution - 1.2%
Sysco                                         72,890          1,662        Oil Companies-Exploration & Production - 2.9%
                                                       ______________      Occidental Petroleum                          45,970          2,558
                                                                           Southwestern Energy*                          51,778          1,537
Total Food-Wholesale/Distribution                             1,662                                                               ______________
_____________________________________________________________________
                                                                           Total Oil Companies-Exploration & Production                  4,095
Industrial Gases - 1.6%                                                    _____________________________________________________________________
Praxair                                       34,075          2,293
                                                       ______________      Oil Companies-Integrated - 1.1%
                                                                           Petroleo Brasileiro ADR                       52,500          1,600
Total Industrial Gases                                        2,293                                                               ______________
_____________________________________________________________________
                                                                           Total Oil Companies-Integrated                                1,600
Instruments-Scientific - 1.3%                                              _____________________________________________________________________
Thermo Fisher Scientific*                     50,450          1,800
                                                       ______________      Oil Field Machinery & Equipment - 1.5%
                                                                           National Oilwell Varco*                       73,435          2,108
Total Instruments-Scientific                                  1,800                                                               ______________
_____________________________________________________________________
                                                                           Total Oil Field Machinery & Equipment                         2,108
Internet Security - 0.6%                                                   _____________________________________________________________________
McAfee*                                       27,000            905
                                                       ______________      Oil-Field Services - 2.7%
                                                                           Halliburton                                   89,930          1,391
Total Internet Security                                         905        Weatherford International*                   218,670          2,421
_____________________________________________________________________                                                             ______________

Investment Management/Advisory Services - 2.4%                             Total Oil-Field Services                                      3,812
Blackrock                                     18,350          2,386        _____________________________________________________________________
T Rowe Price Group                            36,340          1,049
                                                       ______________      Pharmacy Services - 1.4%
                                                                           Express Scripts*                              42,985          1,985
Total Investment Management/Advisory Services                 3,435                                                               ______________
_____________________________________________________________________
                                                                           Total Pharmacy Services                                       1,985
Machinery-Pumps - 0.6%                                                     _____________________________________________________________________
Flowserve                                     14,945            839
                                                       ______________      Retail-Building Products - 0.8%
                                                                           Lowe's                                        62,420          1,139
Total Machinery-Pumps                                           839                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Building Products                                1,139
Medical Instruments - 0.7%                                                 _____________________________________________________________________
St. Jude Medical*                             28,850          1,048
                                                       ______________      Retail-Computer Equipment - 1.3%
                                                                           GameStop, Cl A*                               66,385          1,860
Total Medical Instruments                                     1,048                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Computer Equipment                               1,860
Medical Products - 5.0%                                                    _____________________________________________________________________
Baxter International                          33,250          1,703
Johnson & Johnson                             38,140          2,006        Retail-Consumer Electronics - 0.9%
Stryker                                       44,770          1,524        Best Buy                                      33,400          1,268
Varian Medical Systems*                       61,943          1,886                                                               ______________
                                                       ______________
                                                                           Total Retail-Consumer Electronics                             1,268
Total Medical Products                                        7,119        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Discount - 3.1%
                                                                           Family Dollar Stores                          73,236          2,444
                                                                           Wal-Mart Stores                               39,060          2,035
                                                                                                                                  ______________

                                                                           Total Retail-Discount                                         4,479
                                                                           _____________________________________________________________________

                                                                 63

OLD MUTUAL LARGE CAP GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Retail-Drug Store - 1.2%                                                   Wireless Equipment - 4.6%
CVS Caremark                                  61,630   $      1,694        American Tower, Cl A*                         27,810   $        846
                                                       ______________      Qualcomm                                     147,672          5,746
                                                                                                                                  ______________
Total Retail-Drug Store                                       1,694
_____________________________________________________________________      Total Wireless Equipment                                      6,592
                                                                                                                                  ______________
Retail-Restaurants - 1.3%
McDonald's                                    34,720          1,895        Total Common Stock (Cost $159,456)                          138,918
                                                       ______________      _____________________________________________________________________

Total Retail-Restaurants                                      1,895        Money Market Fund - 1.8%
_____________________________________________________________________      Dreyfus Cash Management Fund,
                                                                              Institutional Class, 0.761% (A)         2,510,769          2,511
Semiconductor Equipment - 2.4%                                                                                                    ______________
Applied Materials                            103,700          1,115
Lam Research*                                100,780          2,295        Total Money Market Fund (Cost $2,511)                         2,511
                                                       ______________      _____________________________________________________________________

Total Semiconductor Equipment                                 3,410        Total Investments - 99.5% (Cost $161,967)                   141,429
_____________________________________________________________________      _____________________________________________________________________

Steel-Producers - 0.8%                                                     Other Assets and Liabilities, Net - 0.5%                        723
Nucor                                         29,350          1,120        _____________________________________________________________________
                                                       ______________
                                                                           Total Net Assets - 100.0%                              $    142,152
Total Steel-Producers                                         1,120        _____________________________________________________________________
_____________________________________________________________________

Telecommunications Equipment - 0.8%                                        For descriptions of abbreviations and footnotes, please refer to
Harris                                        41,795          1,210        page 117.
                                                       ______________

Total Telecommunications Equipment                            1,210
_____________________________________________________________________

Transport-Rail - 1.0%
Union Pacific                                 33,075          1,360
                                                       ______________

Total Transport-Rail                                          1,360
_____________________________________________________________________

Transport-Services - 0.8%
United Parcel Service, Cl B                   22,720          1,118
                                                       ______________

Total Transport-Services                                      1,118
_____________________________________________________________________

Water - 0.7%
Aqua America                                  49,802            996
                                                       ______________

Total Water                                                     996
_____________________________________________________________________

Web Portals/ISP - 3.6%
Google, Cl A*                                 14,580          5,075
                                                       ______________

Total Web Portals/ISP                                         5,075
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 64

OLD MUTUAL STRATEGIC SMALL COMPANY FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC. (1); Copper Rock Capital Partners, LLC; and Eagle Asset Management, Inc.

Performance Highlights

o    For the fiscal year ended March 31, 2009, the Old Mutual Strategic Small Company Fund (the "Fund") outperformed its benchmark, the Russell 2000® Index. The Fund's Class Z shares posted a (34.87)% return versus a (37.50)% return for the benchmark.

o    From a sector perspective, consumer discretionary and financials were two of the better performing sectors for the year, as stock selection in these sectors helped significantly. Stock selection in telecommunications services and an overweight in utilities also helped Fund performance. On the other side of the equation, stock selection in health care and information technology harmed Fund performance, as did a slight overweight in the energy sector.

o    Among the individual stocks that contributed to Fund performance were Neutral Tandem, a provider of interconnection services to telecommunications carriers, SBA Communications, an owner and operator of wireless communication towers, and Allegiant Travel, a leisure travel company.

o    Psychiatric Solutions, a provider of inpatient behavioral/mental health care services, semiconductor firm Entegris (no longer a Fund holding), and Wright Medical Group (no longer a Fund holding), an orthopedic medical device company that designs reconstructive joint devices and artificial limbs, detracted from Fund performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2009, the Old Mutual Strategic Small Company Fund (the "Fund") outperformed its benchmark, the Russell 2000® Index (the "Index"). The Fund's Class Z shares posted a (34.87)% (2) return versus a (37.50)% return for the benchmark. Performance for all share classes can be found on page 68.

Q.   What investment environment did the Fund face during the past year?

A.   The period was one of the toughest environments for stocks since the 1930s, and was particularly difficult for financial stocks. Many financial services firms entered into receivership, merged with another firm, or sought relief directly from the
     U.S. Treasury through the unprecedented Troubled Asset Relief Program.

     Volatility, short covering and exchange traded fund volume flow put extreme pressure on small-cap stocks. Through these extraordinary times, there was a seismic shift in the market capitalizations of small companies to the downside. During the period, there were large market movements within a single day that would have been the equivalent of an entire year's return in past periods. Growth stocks did only slightly better than value stocks, as the markets tightened even further with the collapse of the financial services sector and companies like AIG and Lehman Brothers. Access to credit and the capital markets disappeared in the third quarter of 2008, further weakening the outlook for small-cap stocks. However, the first quarter of
     2009 proved slightly better for small-cap stocks. As more analysts brought expectations in-line with market conditions and many management teams right-sized earnings analyses and outlooks based on the gloomy economic conditions and recession, there were a number of smaller capitalization companies which did report a positive quarter. In addition, stocks with slower long-term earnings growth rates underperformed those with faster long-term earnings growth rates, another sign that better quality small-cap stocks with proven management and executable strategies were starting to be rewarded.

Q.   Which market factors influenced the Fund's relative performance?

A.   Copper Rock Capital Partners, LLC ("Copper Rock") notes that stock selection in telecommunications, energy and consumer cyclicals contributed positively to relative performance in its portion of the Fund. In addition, although Copper Rock had reduced its exposure to natural gas and moved to an underweight position relative to the Index in the middle of third quarter
     2008, it started to add to the energy sector in the fourth quarter 2008 based on its performance expectations for the exploration and production, and oil services stocks. This re-positioning proved to be beneficial to the Fund. On the downside,
     Copper Rock notes that stock selection in technology, financial services, business services and health care detracted from performance in its portion of the Fund. Specifically, within technology, the sector was down categorically throughout much of
     2008 as the recession put severe pressure on companies' abilities to invest in technology. Inventories remained high and concerns for the sector grew as corporate budgets tightened and as companies collapsed, including those within the financials sector, a super-user of technological products. Copper Rock notes that within business services, its portion of the Fund's holdings in education services contributed to performance. However, some of the financial consulting services companies within the business services sector detracted from performance. Weakness in the financial services sector, in addition to other industries, impacted these companies' abilities to secure consulting contracts.

                                                                                                        Strategic Small Company Fund

                                                                 65

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC. (1); Copper Rock Capital Partners, LLC; and Eagle Asset Management, Inc.

Top Ten Holdings
as of March 31, 2009*

Neutral Tandem                                                              1.8%
___________________________________________________________________________________

Aeropostale                                                                 1.3%
___________________________________________________________________________________

VistaPrint                                                                  1.2%
___________________________________________________________________________________

Solera Holdings                                                             1.2%
___________________________________________________________________________________

Capella Education                                                           1.2%
___________________________________________________________________________________

SYKES Enterprises                                                           1.0%
___________________________________________________________________________________

NetFlix                                                                     1.0%
___________________________________________________________________________________

DTS                                                                         1.0%
___________________________________________________________________________________

ITC Holdings                                                                1.0%
___________________________________________________________________________________

Allegiant Travel                                                            1.0%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           11.7%
___________________________________________________________________________________

* Excludes short-term money market fund.

     Eagle Asset Management, Inc. ("Eagle") notes that its portion of the Fund outperformed in a few strong sectors. The financials sector proved to be one of Eagle's top performing sectors due to stock selection. Insurance company picks performed well. Eagle notes that it found few commercial banks that fit its selection criteria, and Eagle remained underweight in this segment. Eagle notes that some information technology selections detracted from performance, while others outperformed. Some of the semiconductor stocks faced severe headwinds as their end-markets are heavily tied to consumer spending, yet familiar technology names that have good recurring revenue or a licensing-model setup, typically performed well.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, consumer discretionary and financials were two of the better performing sectors for the year, as stock selection in these sectors helped significantly. Stock selection in telecommunications services and an overweight in utilities also helped Fund performance. On the other side of the equation, stock selection in health care and information technology harmed Fund performance, as did a slight overweight in the energy sector.

     Among the individual stocks that contributed to Fund performance were Neutral Tandem, a provider of interconnection services to telecommunications carriers, SBA Communications, an owner and operator of wireless communication towers, and Allegiant Travel, a leisure travel company. Neutral Tandem provides a neutral, third-party alternative for telecommunications carriers to connect to each other without having to use the networks of local exchange carriers. As the company saw more carriers connect through it, the network became more valuable, benefiting Neutral Tandem. SBA Communications benefited because the wireless sector, including infrastructure, remained generally strong throughout the economic recession. The company was also helped by strong barriers into the industry, a strong cash flow, and a small debt load. Allegiant Travel focuses on flying passengers from smaller cities to leisure destinations. It posted solid returns due to high traveler demand in its base locations and lower oil prices. The company also has fewer competitors in its small city market. On the other side of the equation, Psychiatric
     Solutions, a provider of inpatient behavioral/mental health care services, semiconductor firm Entegris (no longer a Fund holding), and Wright Medical Group (no longer a Fund holding), an orthopedic medical device company that designs reconstructive joint devices and artificial limbs, detracted from Fund performance. Psychiatric Solutions reported lower than expected earnings for fourth quarter of 2008 and new patient bed growth no longer drove volume growth, thus impacting the company's ability to expand operating margins. Entegris engineers materials for semiconductor manufacturing, display technologies and electronic data storage. The company's end markets are heavily tied to consumer spending and have been weakened in the recession. Wright Medical Group was negatively impacted by a slowdown in the orthopedics market, causing it to revise expected revenue downward.

Q.   What is the investment outlook for the small-cap equity market?

A.   Ashfield Capital Partners, LLC ("Ashfield") notes that while it is too early to assess the impact of the U.S. Government's stimulus programs, a market rally during the first quarter of 2009 buoyed the market from deeply oversold levels. Ashfield believes the $787 billion stimulus package, combined with the Term Asset-Backed Securities Loan Facility and Homeowner
     Affordability and Stability Plan programs, may provide additional positive stimuli to the market in the second and third quarters of 2009. Ashfield points out that China also implemented a massive stimulus package, and that China's economy, along with the U.S. economy, may begin to rebound in response to the economic stimuli. Ashfield also notes that most European central banks and governments are considerably behind the U.S. and China in their efforts to ease financial conditions and promote growth. While Ashfield believes this is due to a historical fear of inflation, it believes it will nevertheless act as a drag on an international

Strategic Small Company Fund

                                                                 66

     recovery in late 2009, and into 2010. Even so, Ashfield believes a recovery may be in place by the fourth quarter of 2009, and if history is our guide, the stock market may begin to discount the recovery before it occurs.

     Copper Rock does not expect the pattern of extreme volatility or the economic differentiation seen in the markets during the period to disappear completely over the next few months. Copper Rock continues to approach managing the Fund with a fundamental, stock-by-stock approach in an effort to find the best small-cap growth names that fit its investment process.
     While Copper Rock believes that segments of the economy are not substantially worsening, it continues to vigilantly monitor all sectors. Copper Rock points out that earnings expectations have come more in-line with current market conditions and have come down to more attractive, lower levels, which may provide opportunities for select upside growth. In the near-term, Copper Rock cautions that it may be quite normal to experience short-term, low-quality market rallies which are generally led by the smallest capitalization stocks with inferior balance sheets. Copper Rock points out that, in this event, these stocks may get a quick positive bounce from news the economy is recovering or from signs that banks are renewing lending, but typically, Copper
     Rock notes that they may not experience long-lasting growth. Copper Rock's portion of the Fund is positioned with an overweight in business services, consumer cyclical, retail, telecommunications and energy. Copper Rock has increased its technology position and, as in all sectors, looks for good growth companies that can withstand the depressed economic conditions and continue to grow with limited need for financing. On a stock-by-stock basis, Copper Rock is finding what it believes to be attractive holdings in the semiconductor space as inventories have improved and there remains a critical need to keep networks running. While Copper Rock looks for growth ideas across all sectors, the Fund remains underweight relative to the Index in health care, as Copper Rock believes some headwinds are present due to potential health care reform, and the Fund remains underweight in cyclicals where Copper Rock has historically been underweight.

     Eagle believes gross domestic product growth may increase as 2009 comes to a close due to inventory de-stocking and regression to the mean. Eagle feels that if the economy bottoms-out in the second half of 2009, high unemployment may persist until 2011.
     In the wake of the market rally in March 2009, Eagle remains wary of highly cyclical stocks, particularly those associated with consumer spending. In Eagle's view, highly cyclical consumer and finance stocks should only be considered if the valuation is very attractive and the stock has a pristine balance sheet. Eagle points out that market rallies may be characteristic of a bear market, and Eagle remains vigilant for signs of an economic recovery. Aside from looking at credit spreads as an indicator of economic recovery, Eagle believes housing inventories need to drop to a more normal six-to-eight months supply from the twelve-month levels as of the end of the first quarter of 2009. Eagle notes that foreclosure sales are helping to reduce inventories, but it suspects several banks are holding properties off the market and there may be a hidden supply. Eagle notes that low interest rates are also helping reduce inventories, but few credit damaged buyers qualify for loans. Eagle notes that the typical recovery pattern of the U.S. economy begins with residential investment and personal consumption, followed by investment in software and equipment, followed by non-residential investment and increasing employment. Eagle points out that consumer spending and a weakening housing market typically precede economic slowdowns and they may be the first indicators of economic recovery. Eagle emphasizes that it believes any rebound will be very tepid as housing prices and debt levels remain high, and the recession is global. A tepid rebound and general economic uncertainty prompt Eagle to continue its growth-at-a-reasonable-price strategy.

(1)  Ashfield Capital Partners, LLC replaced Liberty Ridge Capital, Inc. as a sub-adviser to the Fund effective following the close of business on February 27, 2009.

(2)  Part of the Fund's performance is due to a one-time distribution of settlement funds from the Pilgrim, Baxter & Associates,
     Ltd. Fair Fund. If the Fund had not received this distribution, its performance would have been lower. The amount received from this distribution is disclosed as Settlement Income on the Statements of Operations.

                                                                                                        Strategic Small Company Fund

                                                                 67

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2009

____________________________________________________________________________________________________________________________________

                                                                                     Annualized       Annualized      Annualized
                                                         Inception      1 Year         5 Year          10 Year         Inception
                                                           Date         Return         Return           Return          to Date
____________________________________________________________________________________________________________________________________

Class Z                                                   12/31/96     (34.87)%        (4.94)%           2.51%           3.47%
Class A with load                                         07/31/03     (38.73)%        (6.27)%            n/a           (2.97)%
Class A without load                                      07/31/03     (34.96)%        (5.16)%            n/a           (1.95)%
Class C with load                                         07/31/03     (36.10)%        (5.87)%            n/a           (2.69)%
Class C without load                                      07/31/03     (35.46)%        (5.87)%            n/a           (2.69)%
Institutional Class                                       12/20/06 (1) (34.80)%          n/a              n/a          (19.78)%
Russell 2000® Index                                       12/31/96     (37.50)%        (5.24)%           1.93%           2.58%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

As of January 1, 2006, certain of the Fund's assets began to be managed by sub-advisers different than the Fund's former adviser, and the Fund's former adviser became a sub-adviser to the Fund. In addition, effective following the close of business on February
27, 2009, the Fund's former co-sub-adviser was replaced with Ashfield Capital Partners, LLC. As a result, the Fund's performance prior to these dates may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the supplement dated March 27, 2009 to the
December 9, 2008 Class Z and Institutional Class shares prospectus and in the July 28, 2008 Class A and Class C shares prospectus)
are 1.75% and 1.31%; 3.04% and 1.56%; 41.42% and 2.31%; and 3,635.25% and 1.06%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Strategic Small Company Fund, Class Z	Russell 2000® Index
3/31/99	10,000	10,000
3/31/00	19,974	13,729
3/31/01	14,574	11,625
3/31/02	16,130	13,250
3/31/03	10,520	9,678
3/31/04	16,504	15,855
3/31/05	17,457	16,713
3/31/06	21,028	21,033
3/31/07	22,103	22,275
3/31/08	19,673	19,379
3/31/09	12,813	12,112

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	1.0%
Consumer Discretionary	17.4%
Consumer Staples	3.0%
Energy	3.3%
Financials	9.6%
Health Care	20.3%
Industrials	14.7%
Information Technology	24.7%
Investment Company	0.3%
Materials	3.1%
Telecommunications Services	1.6%
Utilities	1.0%

                                                                 68

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.4%                                                       Cellular Telecommunications - 0.5%
Aerospace/Defense - 0.9%                                                   Cellcom Israel                                19,985   $        426
Cubic                                         13,660   $        346                                                               ______________
Esterline Technologies*                       11,435            231
Teledyne Technologies*                         8,988            240        Total Cellular Telecommunications                               426
                                                       ______________      _____________________________________________________________________

Total Aerospace/Defense                                         817        Chemicals-Diversified - 0.8%
_____________________________________________________________________      Aceto                                         17,160            102
                                                                           Celanese, Ser A                               31,549            422
Aerospace/Defense-Equipment - 1.0%                                         FMC                                            4,719            204
AAR*                                          18,251            229                                                               ______________
Orbital Sciences*                             55,883            664
                                                       ______________      Total Chemicals-Diversified                                     728
                                                                           _____________________________________________________________________
Total Aerospace/Defense-Equipment                               893
_____________________________________________________________________      Chemicals-Specialty - 0.3%
                                                                           Ecolab                                         7,050            245
Airlines - 1.4%                                                                                                                   ______________
Allegiant Travel*                             19,508            887
Copa Holdings, Cl A                           15,613            448        Total Chemicals-Specialty                                       245
                                                       ______________      _____________________________________________________________________

Total Airlines                                                  335        Coatings/Paint - 0.4%
_____________________________________________________________________      Valspar                                       18,685            373
                                                                                                                                  ______________
Apparel Manufacturers - 0.4%
True Religion Apparel*                        33,810            399        Total Coatings/Paint                                            373
                                                       ______________      _____________________________________________________________________

Total Apparel Manufacturers                                     399        Coffee - 0.8%
_____________________________________________________________________      Green Mountain Coffee Roasters*               15,991            768
                                                                                                                                  ______________
Applications Software - 0.3%
Nuance Communications*                        22,929            249        Total Coffee                                                    768
                                                       ______________      _____________________________________________________________________

Total Applications Software                                     249        Commercial Banks-Eastern US - 0.7%
_____________________________________________________________________      Signature Bank*                               23,117            653
                                                                                                                                  ______________
Audio/Video Products - 1.0%
DTS*                                          38,436            925        Total Commercial Banks-Eastern US                               653
                                                       ______________      _____________________________________________________________________

Total Audio/Video Products                                      925        Commercial Services - 1.6%
_____________________________________________________________________      DynCorp International, Cl A*                  16,147            215
                                                                           Healthcare Services Group                     22,110            331
Auto/Truck Parts & Equipment-Original - 0.3%                               HMS Holdings*                                 19,299            635
BorgWarner                                    13,800            280        Team*                                         25,504            299
                                                       ______________                                                             ______________

Total Auto/Truck Parts & Equipment-Original                     280        Total Commercial Services                                     1,480
_____________________________________________________________________      _____________________________________________________________________

Building & Construction Products-Miscellaneous - 0.1%                      Commercial Services-Finance - 0.4%
Simpson Manufacturing                          6,160            111        Bankrate*                                     14,804            369
                                                       ______________                                                             ______________

Total Building & Construction Products-Miscellaneous            111        Total Commercial Services-Finance                               369
_____________________________________________________________________      _____________________________________________________________________

Building & Construction-Miscellaneous - 0.4%                               Computer Aided Design - 0.7%
Insituform Technologies, Cl A*                25,190            394        Ansys*                                        23,535            591
                                                       ______________      Autodesk*                                      5,858             98
                                                                                                                                  ______________
Total Building & Construction-Miscellaneous                     394
_____________________________________________________________________      Total Computer Aided Design                                     689
                                                                           _____________________________________________________________________
Building Products-Cement/Aggregate - 0.5%
Eagle Materials                               17,360            421        Computer Graphics - 0.2%
                                                       ______________      Monotype Imaging Holdings*                    43,924            164
                                                                                                                                  ______________
Total Building Products-Cement/Aggregate                        421
_____________________________________________________________________      Total Computer Graphics                                         164
                                                                           _____________________________________________________________________
Casino Services - 1.1%
Bally Technologies*                           22,989            423        Computer Services - 2.1%
Scientific Games, Cl A*                       50,576            612        3PAR*                                         30,975            204
                                                       ______________      IHS, Cl A*                                    19,123            788
                                                                           SYKES Enterprises*                            58,236            968
Total Casino Services                                         1,035                                                               ______________
_____________________________________________________________________
                                                                           Total Computer Services                                       1,960
                                                                           _____________________________________________________________________

                                                                 69

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Computer Software - 0.6%                                                   Diversified Operations/Commercial Services - 0.5%
Omniture*                                     39,594   $        522        Chemed                                        11,494   $        447
                                                       ______________                                                             ______________

Total Computer Software                                         522        Total Diversified Operations/Commercial Services                447
_____________________________________________________________________      _____________________________________________________________________

Computers-Memory Devices - 0.5%                                            E-Commerce/Services - 1.5% 43
Data Domain*                                  17,114            215        NetFlix*                                      21,624            928
Netezza*                                      41,653            283        priceline.com*                                 6,084            479
                                                       ______________                                                             ______________

Total Computers-Memory Devices                                  498        Total E-Commerce/Services                                     1,407
_____________________________________________________________________      _____________________________________________________________________

Computers-Peripheral Equipment - 0.8%                                      Educational Software - 0.5%
Logitech International*                       23,000            236        Blackboard*                                   15,266            485
Synaptics*                                    17,400            466                                                               ______________
                                                       ______________
                                                                           Total Educational Software                                      485
Total Computers-Peripheral Equipment                            702        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electric Products-Miscellaneous - 0.4%
Consulting Services - 1.8%                                                 Ametek                                        11,787            369
FTI Consulting*                                9,439            467                                                               ______________
Huron Consulting Group*                        9,607            408
ICF International*                             8,047            185        Total Electric Products-Miscellaneous                           369
MAXIMUS                                       11,232            448        _____________________________________________________________________
Watson Wyatt Worldwide, Cl A                   3,335            165
                                                       ______________      Electric-Transmission - 1.0%
                                                                           ITC Holdings                                  20,511            895
Total Consulting Services                                     1,673                                                               ______________
_____________________________________________________________________
                                                                           Total Electric-Transmission                                     895
Containers-Metal/Glass - 1.0%                                              _____________________________________________________________________
Crown Holdings*                               16,875            384
Silgan Holdings                               10,325            542        Electronic Components-Semiconductors - 2.8%
                                                       ______________      Applied Micro Circuits*                       44,166            215
                                                                           Cavium Networks*                              20,326            235
Total Containers-Metal/Glass                                    926        Macrovision Solutions*                        19,242            342
_____________________________________________________________________      Microchip Technology                          37,367            792
                                                                           Netlogic Microsystems*                         8,816            242
Containers-Paper/Plastic - 0.3%                                            PMC - Sierra*                                 61,583            393
Pactiv*                                       18,785            274        Silicon Laboratories*                         12,461            329
                                                       ______________                                                             ______________

Total Containers-Paper/Plastic                                  274        Total Electronic Components-Semiconductors                    2,548
_____________________________________________________________________      _____________________________________________________________________

Decision Support Software - 1.3%                                           Electronic Connectors - 0.8%
MSCI, Cl A*                                   31,617            535        Amphenol, Cl A                                25,785            735
SPSS*                                         22,230            632                                                               ______________
                                                       ______________
                                                                           Total Electronic Connectors                                     735
Total Decision Support Software                               1,167        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electronic Measuring Instruments - 0.6%
Diagnostic Equipment - 0.3%                                                Axsys Technologies*                           12,247            515
Immucor*                                      12,322            310                                                               ______________
                                                       ______________
                                                                           Total Electronic Measuring Instruments                          515
Total Diagnostic Equipment                                      310        _____________________________________________________________________
_____________________________________________________________________
                                                                           E-Marketing/Information - 0.3%
Diagnostic Kits - 1.2%                                                     Constant Contact*                             18,593            260
Idexx Laboratories*                           10,510            363                                                               ______________
Meridian Bioscience                           33,762            612
Qiagen*                                       11,243            179        Total E-Marketing/Information                                   260
                                                       ______________      _____________________________________________________________________

Total Diagnostic Kits                                         1,154        Engineering/R&D Services - 0.3%
_____________________________________________________________________      Stanley*                                      12,662            322
                                                                                                                                  ______________
Distribution/Wholesale - 0.4%
Owens & Minor                                 11,253            373        Total Engineering/R&D Services                                  322
                                                       ______________      _____________________________________________________________________

Total Distribution/Wholesale                                    373        Enterprise Software/Services - 1.7%
_____________________________________________________________________      BMC Software*                                  6,785            224
                                                                           Mantech International, Cl A*                   6,887            289
Diversified Financial Services - 0.5%                                      MedAssets*                                    23,035            328
IntercontinentalExchange*                      6,200            462        Sybase*                                       23,223            703
                                                       ______________                                                             ______________

Total Diversified Financial Services                            462        Total Enterprise Software/Services                            1,544
_____________________________________________________________________      _____________________________________________________________________

                                                                 70

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Entertainment Software - 0.5%                                              Instruments-Controls - 0.4%
The9 ADR                                      32,532   $        439        Mettler Toledo International*                  7,635   $        392
                                                       ______________                                                             ______________

Total Entertainment Software                                    439        Total Instruments-Controls                                      392
_____________________________________________________________________      _____________________________________________________________________

Environmental Consulting & Engineering - 0.5%                              Insurance Brokers - 0.8%
Tetra Tech*                                   21,402            436        AON                                           16,950            692
                                                       ______________                                                             ______________

Total Environmental Consulting & Engineering                    436        Total Insurance Brokers                                         692
_____________________________________________________________________      _____________________________________________________________________

E-Services/Consulting - 0.8%                                               Internet Content-Entertainment - 1.0%
GSI Commerce*                                 25,497            334        Perfect World ADR*                            31,805            447
Sapient*                                      96,070            429        Shanda Interactive Entertainment ADR*         11,858            469
                                                       ______________                                                             ______________

Total E-Services/Consulting                                     763        Total Internet Content-Entertainment                            916
_____________________________________________________________________      _____________________________________________________________________

Finance-Investment Banker/Broker - 0.9%                                    Intimate Apparel - 0.4%
Greenhill                                      3,853            285        Warnaco Group*                                15,894            381
Interactive Brokers Group, Cl A*              19,741            318                                                               ______________
Knight Capital Group, Cl A*                   18,341            270
                                                       ______________      Total Intimate Apparel                                          381
                                                                           _____________________________________________________________________
Total Finance-Investment Banker/Broker                          873
_____________________________________________________________________      Investment Management/Advisory Services - 0.4%
                                                                           Affiliated Managers Group*                     9,023            376
Food-Baking - 0.4%                                                                                                                ______________
Flowers Foods                                 16,575            389
                                                       ______________      Total Investment Management/Advisory Services                   376
                                                                           _____________________________________________________________________
Total Food-Baking                                               389
_____________________________________________________________________      Leisure & Recreational Products - 0.3%
                                                                           WMS Industries*                               15,152            317
Food-Miscellaneous/Diversified - 0.3%                                                                                             ______________
Smart Balance*                                47,885            289
                                                       ______________      Total Leisure & Recreational Products                           317
                                                                           _____________________________________________________________________
Total Food-Miscellaneous/Diversified                            289
_____________________________________________________________________      Machinery-Electrical - 0.4%
                                                                           Regal-Beloit                                  11,471            351
Food-Retail - 0.5%                                                                                                                ______________
Ruddick                                       21,385            480
                                                       ______________      Total Machinery-Electrical                                      351
                                                                           _____________________________________________________________________
Total Food-Retail                                               480
_____________________________________________________________________      Machinery-General Industry - 0.5%
                                                                           Roper Industries                               5,625            239
Footwear & Related Apparel - 0.3%                                          Wabtec                                         9,753            257
Deckers Outdoor*                               5,681            301                                                               ______________
                                                       ______________
                                                                           Total Machinery-General Industry                                496
Total Footwear & Related Apparel                                301        _____________________________________________________________________
_____________________________________________________________________
                                                                           Marine Services - 0.3%
Hazardous Waste Disposal - 0.8%                                            Aegean Marine Petroleum Network               18,125            304
Clean Harbors*                                 8,368            402                                                               ______________
Stericycle*                                    6,400            305
                                                       ______________      Total Marine Services                                           304
                                                                           _____________________________________________________________________
Total Hazardous Waste Disposal                                  707
_____________________________________________________________________      Medical Information Systems - 0.5%
                                                                           athenahealth*                                  9,621            232
Human Resources - 0.8%                                                     Phase Forward*                                18,735            240
Emergency Medical Services, Cl A*             18,245            573                                                               ______________
Monster Worldwide*                            21,283            173
                                                       ______________      Total Medical Information Systems                               472
                                                                           _____________________________________________________________________
Total Human Resources                                           746
_____________________________________________________________________      Medical Instruments - 1.9%
                                                                           Bruker*                                       49,085            302
Industrial Audio & Video Products - 0.4%                                   Conceptus*                                    49,579            583
Dolby Laboratories, Cl A*                     10,360            353        NuVasive*                                     13,133            412
                                                       ______________      Techne                                         5,500            301
                                                                           Thoratec*                                      5,600            144
Total Industrial Audio & Video Products                         353                                                               ______________
_____________________________________________________________________
                                                                           Total Medical Instruments                                     1,742
Industrial Automation/Robot - 0.2%                                         _____________________________________________________________________
Cognex                                        14,133            189
                                                       ______________

Total Industrial Automation/Robot                               189
_____________________________________________________________________

                                                                 71

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Medical Labs & Testing Services - 1.2%                                     Networking Products - 1.8%
Icon ADR*                                     18,179   $        294        Atheros Communications*                       41,507   $        609
Laboratory Corp of America Holdings*          13,185            771        Infinera*                                     56,127            415
                                                       ______________      Starent Networks*                             37,447            592
                                                                                                                                  ______________
Total Medical Labs & Testing Services                         1,065
_____________________________________________________________________      Total Networking Products                                     1,616
                                                                           _____________________________________________________________________
Medical Products - 1.2%
Cyberonics*                                   16,045            213        Non-Hazardous Waste Disposal - 0.7%
PSS World Medical*                            25,237            362        Waste Connections*                            24,425            628
Zoll Medical*                                 36,205            520                                                               ______________
                                                       ______________
                                                                           Total Non-Hazardous Waste Disposal                              628
Total Medical Products                                        1,095        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil Companies-Exploration & Production - 2.1%
Medical-Biomedical/Genetic - 4.3%                                          Arena Resources*                              14,736            375
Alexion Pharmaceuticals*                      17,815            671        Comstock Resources*                           23,376            697
American Oriental Bioengineering*             72,275            279        Concho Resources*                             12,792            327
Bio-Rad Laboratories, Cl A*                    7,425            489        EXCO Resources*                               18,035            180
Cubist Pharmaceuticals*                       22,172            363        Whiting Petroleum*                            13,272            343
Illumina*                                     13,846            516                                                               ______________
Martek Biosciences                            13,553            247
Millipore*                                     3,491            200        Total Oil Companies-Exploration & Production                  1,922
Myriad Genetics*                               7,246            329        _____________________________________________________________________
OSI Pharmaceuticals*                          10,593            405
United Therapeutics*                           7,369            487        Oil Field Machinery & Equipment - 0.2%
                                                       ______________      NATCO Group, Cl A*                            12,266            232
                                                                                                                                  ______________
Total Medical-Biomedical/Genetic                              3,986
_____________________________________________________________________      Total Oil Field Machinery & Equipment                           232
                                                                           _____________________________________________________________________
Medical-Drugs - 1.3%
Auxilium Pharmaceuticals*                      9,930            275        Oil-Field Services - 0.9%
PharMerica*                                   33,154            552        CARBO Ceramics                                12,105            344
Viropharma*                                   64,582            339        Core Laboratories                              7,245            530
                                                       ______________                                                             ______________

Total Medical-Drugs                                           1,166        Total Oil-Field Services                                        874
_____________________________________________________________________      _____________________________________________________________________

Medical-Nursing Homes - 0.4%                                               Paper & Related Products - 0.7%
Sun Healthcare Group*                         47,036            397        Rayonier                                      20,550            621
                                                       ______________                                                             ______________

Total Medical-Nursing Homes                                     397        Total Paper & Related Products                                  621
_____________________________________________________________________      _____________________________________________________________________

Medical-Outpatient/Home Medical - 2.4%                                     Patient Monitoring Equipment - 1.1%
Almost Family*                                21,211            405        CardioNet*                                    18,732            526
Amedisys*                                     11,075            304        Mindray Medical International ADR             25,430            471
Gentiva Health Services*                      24,600            374                                                               ______________
LHC Group*                                    17,023            379
Lincare Holdings*                             35,335            770        Total Patient Monitoring Equipment                              997
                                                       ______________      _____________________________________________________________________

Total Medical-Outpatient/Home Medical                         2,232        Physical Practice Management - 0.2%
_____________________________________________________________________      Mednax*                                        7,875            232
                                                                                                                                  ______________
Metal Processors & Fabricators - 0.4%
Precision Castparts                            5,610            336        Total Physical Practice Management                              232
                                                       ______________      _____________________________________________________________________

Total Metal Processors & Fabricators                            336        Physical Therapy/Rehabilitation Centers - 0.3%
_____________________________________________________________________      Psychiatric Solutions*                        16,189            255
                                                                                                                                  ______________
Motion Pictures & Services - 0.5%
DreamWorks Animation SKG, Cl A*               23,218            502        Total Physical Therapy/Rehabilitation Centers                   255
                                                       ______________      _____________________________________________________________________

Total Motion Pictures & Services                                502        Power Conversion/Supply Equipment - 0.1%
_____________________________________________________________________      Energy Conversion Devices*                     7,305             97
                                                                                                                                  ______________

                                                                           Total Power Conversion/Supply Equipment                          97
                                                                           _____________________________________________________________________

                                                                           Printing-Commercial - 1.2%
                                                                           VistaPrint*                                   39,092          1,075
                                                                                                                                  ______________

                                                                           Total Printing-Commercial                                     1,075
                                                                           _____________________________________________________________________

                                                                 72

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Property/Casualty Insurance - 2.9%                                         Retail-Automobile - 0.3%
Amerisafe*                                    24,510   $        376        Copart*                                        9,425   $        280
Arch Capital Group*                            8,560            461                                                               ______________
Enstar Group*                                  3,535            199
Hanover Insurance Group                       19,990            576        Total Retail-Automobile                                         280
Tower Group                                   14,827            365        _____________________________________________________________________
Zenith National Insurance                     28,300            682
                                                       ______________      Retail-Convenience Store - 0.5%
                                                                           Pantry*                                       27,119            478
Total Property/Casualty Insurance                             2,659                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Convenience Store                                  478
Publishing-Books - 0.7%                                                    _____________________________________________________________________
John Wiley & Sons, Cl A                       21,325            635
                                                       ______________      Retail-Jewelry - 0.2%
                                                                           Tiffany                                        9,550            206
Total Publishing-Books                                          635                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Jewelry                                            206
Publishing-Newspapers - 0.3%                                               _____________________________________________________________________
Washington Post, Cl B                            735            262
                                                       ______________      Retail-Pawn Shops - 0.4%
                                                                           Ezcorp, Cl A*                                 35,716            413
Total Publishing-Newspapers                                     262                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Pawn Shops                                         413
Racetracks - 0.7%                                                          _____________________________________________________________________
International Speedway, Cl A                  10,825            239
Penn National Gaming*                         16,910            408        Retail-Pet Food & Supplies - 0.7%
                                                       ______________      PetMed Express*                               26,129            431
                                                                           PetSmart                                       9,685            203
Total Racetracks                                                647                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Pet Food & Supplies                                634
Reinsurance - 1.3%                                                         _____________________________________________________________________
Aspen Insurance Holdings                      19,350            435
Reinsurance Group of America                  10,030            325        Retail-Restaurants - 1.6%
Validus Holdings                              18,675            442        Buffalo Wild Wings*                           19,886            727
                                                       ______________      Panera Bread, Cl A*                            3,619            202
                                                                           Papa John's International*                    13,952            319
Total Reinsurance                                             1,202        PF Chang's China Bistro*                      10,545            241
_____________________________________________________________________                                                             ______________

Research & Development - 0.3%                                              Total Retail-Restaurants                                        489
Parexel International*                        30,068            293        _____________________________________________________________________
                                                       ______________
                                                                           Schools - 4.3%
Total Research & Development                                    293        American Public Education*                    18,505            778
_____________________________________________________________________      Capella Education*                            20,018          1,061
                                                                           Corinthian Colleges*                          16,838            328
Respiratory Products - 0.5%                                                DeVry                                          8,100            390
ResMed*                                       12,138            429        Grand Canyon Education*                       21,844            377
                                                       ______________      K12*                                          16,552            230
                                                                           Lincoln Educational Services*                 20,905            383
Total Respiratory Products                                      429        New Oriental Education &
_____________________________________________________________________           Technology Group ADR*                     3,648            183
                                                                           Strayer Education                              1,101            198
Retail-Apparel/Shoe - 2.9%                                                                                                        ______________
Aeropostale*                                  45,345          1,204
American Eagle Outfitters                     30,677            376        Total Schools                                                 3,928
Guess?                                        19,131            403        _____________________________________________________________________
Gymboree*                                     17,997            384
Phillips-Van Heusen                           12,052            273        Semiconductor Components-Integrated Circuits - 0.2%
                                                       ______________      Power Integrations                            11,969            206
                                                                                                                                  ______________
Total Retail-Apparel/Shoe                                     2,640
_____________________________________________________________________      Total Semiconductor Components-Integrated Circuits              206
                                                                           _____________________________________________________________________
Retail-Appliances - 0.2%
Conn's*                                       13,624            191        Semiconductor Equipment - 1.5%
                                                       ______________      ATMI*                                         18,468            285
                                                                           Lam Research*                                 17,971            409
Total Retail-Appliances                                         191        MKS Instruments*                              18,325            269
_____________________________________________________________________      Tessera Technologies*                         29,999            401
                                                                                                                                  ______________
Retail-Auto Parts - 0.2%
O'Reilly Automotive*                           5,460            191        Total Semiconductor Equipment                                 1,364
                                                       ______________      _____________________________________________________________________

Total Retail-Auto Parts                                         191
_____________________________________________________________________

                                                                 73

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Telecommunications Equipment - 0.8%                                        Wireless Equipment - 1.2%
Comtech Telecommunications*                   30,511   $        756        InterDigital*                                 16,833   $        435
                                                       ______________      SBA Communications, Cl A*                     28,659            668
                                                                                                                                  ______________
Total Telecommunications Equipment                              756
_____________________________________________________________________      Total Wireless Equipment                                      1,103
                                                                                                                                  ______________
Telecommunications Services - 2.2%
Neutral Tandem*                               67,710          1,666        Total Common Stock (Cost $94,197)                            89,880
NTELOS Holdings                               21,660            393        _____________________________________________________________________
                                                       ______________
                                                                           Investment Company - 0.3%
Total Telecommunications Services                             2,059        Growth-Small Cap - 0.3%
_____________________________________________________________________      iShares Russell 2000 Growth Index Fund         5,025            231
                                                                                                                                  ______________
Textile-Apparel - 0.3%
Cherokee                                      18,380            287        Total Growth-Small Cap                                          231
                                                       ______________                                                             ______________

Total Textile-Apparel                                           287        Total Investment Company (Cost $214)                            231
_____________________________________________________________________      _____________________________________________________________________

Therapeutics - 0.7%                                                        Money Market Fund - 1.0%
Isis Pharmaceuticals*                         13,253            199        Dreyfus Cash Management Fund,
Onyx Pharmaceuticals*                         14,659            419             Institutional Class, 0.761% (A)         943,544            944
                                                       ______________                                                             ______________

Total Therapeutics                                              618        Total Money Market Fund (Cost $944)                             944
_____________________________________________________________________      _____________________________________________________________________

Tools-Hand Held - 0.2%                                                     Total Investments - 98.7% (Cost $95,355)                     91,055
Snap-On                                        5,785            145        _____________________________________________________________________
                                                       ______________
                                                                           Other Assets and Liabilities, Net - 1.3%                      1,179
Total Tools-Hand Held                                           145        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                              $     92,234
Transactional Software - 1.2%                                              _____________________________________________________________________
Solera Holdings*                              43,270          1,072
                                                       ______________      For descriptions of abbreviations and footnotes, please refer to page 117.
Total Transactional Software                                  1,072
_____________________________________________________________________

Transport-Truck - 0.7%
Landstar System                               20,421            684
                                                       ______________

Total Transport-Truck                                           684
_____________________________________________________________________

Water - 0.3%
Pico Holdings*                                 7,725            232
                                                       ______________

Total Water                                                     232
_____________________________________________________________________

Web Hosting/Design - 0.2%
Equinix*                                       2,986            168
                                                       ______________

Total Web Hosting/Design                                        168
_____________________________________________________________________

Web Portals/ISP - 0.4%
Sohu.com*                                      9,490            392
                                                       ______________

Total Web Portals/ISP                                           392
_____________________________________________________________________

Wire & Cable Products - 0.2%
General Cable*                                 9,231            183
                                                       ______________

Total Wire & Cable Products                                     183
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 74

OLD MUTUAL TS&W MID-CAP VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley, LLC

Performance Highlights

o    For the fiscal year ended March 31, 2009, the Old Mutual TS&W Mid-Cap Value Fund (the "Fund") outperformed its benchmark, the
     Russell Midcap® Value Index (the "Index"). The Fund's Institutional Class shares posted a (34.81)% return versus a (42.51)%
     return for the benchmark.

o    One of the Fund's historically best quarters ever on a relative basis was the second quarter of 2008. This was followed by the third quarter of 2008, which represented one of the Fund's worst ever quarters. Much of this performance volatility can be attributed to the Fund's overweight to the energy sector. The energy sector outperformed during the second quarter of 2008, fueled by soaring oil prices, and then underperformed as prices began spiraling downward. On a relative basis, the Fund benefited from the fallout in the financial sector. The Fund was underweight financials throughout the year which led to outperformance versus the Index.

o    Stocks that contributed to the Fund's performance included Apollo Group, a provider of higher education through several subsidiaries, Dollar Tree, an operator of variety stores offering discount merchandise, and insurance company SAFECO (no longer a Fund holding).

o    Among the top detractors were technology service provider PerkinElmer (no longer a Fund holding), glass manufacturer
     Owens-Illinois (no longer a Fund holding), and insurance company Assurant.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2009, the Old Mutual TS&W Mid-Cap Value Fund (the "Fund") outperformed its benchmark, the
     Russell Midcap® Value Index (the "Index"). The Fund's Institutional Class shares posted a (34.81)% return versus a (42.51)%
     return for the benchmark. Performance for all share classes can be found on page 77.

Q.   What investment environment did the Fund face during the past year?

A.   The fiscal year was a difficult one for investors. Commodities and energy prices spiked early in the year with oil hitting an all time high just below $150 a barrel. Prices plunged later in the year with oil bottoming out below $40 a barrel. Financial markets were volatile as companies such as Bear Stearns, Lehman Brothers and AIG collapsed. Led by the U.S., global economies fell further into a recession that started in the first quarter of 2008. During the fiscal year, mid-cap value stocks struggled as both large and small-caps outperformed mid-caps, and growth stocks outperformed value stocks. Despite their underperformance during the downturn, mid-cap value stocks performed relatively well in the most recent market rally as measured at the end of
     March 2009.

Q.   Which market factors influenced the Fund's relative performance?

A.   The fiscal year was marked by volatility and profound reversals in many sectors. One of the Fund's historically best quarters ever on a relative basis was the second quarter of 2008. This was followed by the third quarter of 2008, which represented one of the Fund's worst quarters ever. Much of this performance volatility can be attributed to the Fund's overweight to the energy sector. The energy sector outperformed during the second quarter of 2008, fueled by soaring oil prices, and then underperformed as prices began spiraling downward. On a relative basis, the Fund benefited from the fallout in the financials sector. The Fund was underweight financials throughout the year which led to outperformance versus the Index.

     As the economic situation continued to worsen, Thompson, Siegel & Walmsley, LLC ("TS&W") moved the Fund to a more defensive position in late 2008. TS&W found consumer discretionary, while not a traditionally defensive sector, rife with compelling values. With job losses mounting and home prices plummeting, the U.S. consumer began looking for ways to save money, and TS&W capitalized on this trend by investing in discount retailers. This was an area of significant outperformance and TS&W believes this trend will continue.

Q.   How did portfolio composition affect Fund performance?

A.   Stocks that contributed to the Fund's performance included Apollo Group, a provider of higher education through several subsidiaries, Dollar Tree, an operator of variety stores offering discount merchandise, and insurance company SAFECO (no longer a Fund holding). Among the top detractors were technology service provider PerkinElmer (no longer a Fund holding), glass manufacturer Owens-Illinois (no longer a Fund holding), and insurance company Assurant. Apollo Group benefited due to the rise in unemployment that caused many unemployed workers to enroll in educational programs, thus increasing student enrollment at their subsidiaries. Additionally, the recent availability of new financial aid packages for individuals attending college enabled Apollo Group to increase its margins.

                                                                                                             TS&W Mid-Cap Value Fund

                                                                 75

OLD MUTUAL TS&W MID-CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley, LLC

Top Ten Holdings
as of March 31, 2009*

Hospira                                                                     2.8%
___________________________________________________________________________________

PG&E                                                                        2.8%
___________________________________________________________________________________

BMC Software                                                                2.8%
___________________________________________________________________________________

Sybase                                                                      2.7%
___________________________________________________________________________________

Crown Holdings                                                              2.6%
___________________________________________________________________________________

Hewitt Associates, Cl A                                                     2.5%
___________________________________________________________________________________

Ross Stores                                                                 2.5%
___________________________________________________________________________________

Quest Diagnostics                                                           2.3%
___________________________________________________________________________________

RenaissanceRe Holdings                                                      2.3%
___________________________________________________________________________________

PartnerRe                                                                   2.3%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           25.6%
___________________________________________________________________________________

* Excludes short-term money market fund.

     Dollar Tree benefited from the recession as U.S. consumers began shopping at discount retailers as a way to save money. SAFECO benefited from being acquired by Liberty Mutual for a premium in September 2008. PerkinElmer's stock price was hurt when it spun off its non-core businesses and its stock price did not respond positively. Owens-Illinois saw its stock price decline due to customers trading-down in retail beverage sales from premium products in glass bottles, to less expensive alternatives in aluminum cans and plastic bottles. This, along with pricing competition in Europe, hurt profitability. Assurant saw its stock price negatively affected due to investors grouping the company in with the life insurance sector, which was negatively impacted during the period. In regards to its investment mix. Additionally, Assurant was negatively impacted by its exposure to the electronics sector through its warranty business.

Q.   What is the investment outlook for the mid-cap value equity market?

A.   TS&W believes the precipitous declines in the market have begun to ease somewhat, with many companies likely in a bottoming process. TS&W believes the relatively lower price of oil has helped with the bottoming, but it still expects negative economic trends to continue, in particular with respect to unemployment. TS&W believes government policy in response to the crisis has been lacking in effectiveness, which may contribute to continued negative economic trends. In trying economic times, TS&W plans to continue to consistently implement its bottom-up investment process. TS&W believes that focusing its research on balance sheets and sustainable cash flows will likely lead it to the survivors and eventual market leaders. TS&W plans to maintain the
     Fund's underweight in financials and overweight in consumer discretionary and technology. TS&W will look to keep its ideas fresh while seeking companies with the best available risk/reward profiles.

TS&W Mid-Cap Value Fund

                                                                 76

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                      Annualized
                                                                                      Inception         1 Year        Inception
                                                                                        Date            Return         to Date
____________________________________________________________________________________________________________________________________

Class Z                                                                                12/09/08          n/a           (17.12)%
Class A with load                                                                      06/04/07        (38.80)%        (29.26)%
Class A without load                                                                   06/04/07        (35.07)%        (26.92)%
Class C with load                                                                      06/04/07        (36.19)%        (27.45)%
Class C without load                                                                   06/04/07        (35.55)%        (27.45)%
Institutional Class                                                                    06/04/07        (34.81)%        (26.60)%
Russell Midcap® Value Index                                                            06/04/07        (42.51)%        (34.70)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the December 9, 2008 Class Z and Institutional
Class shares prospectus and in the July 28, 2008 Class A and Class C shares prospectus) are 1.20% and 1.13%, 3.70% and 1.41%; 3.87%
and 2.16%; and 1.11% and 1.01%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual TS&W Mid-Cap Value Fund, Institutional Class	Russell Midcap® Value Index
6/4/07	10,000	10,000
3/31/08	8,725	7,992
3/31/09	5,688	4,595

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Institutional Class shares on the inception date of June 4, 2007 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	3.8%
Consumer Discretionary	12.9%
Consumer Staples	4.1%
Energy	4.0%
Financials	19.3%
Health Care	15.3%
Industrials	6.8%
Information Technology	14.8%
Materials	6.1%
Telecommunications Services	1.5%
Utilities	11.4%

                                                                 77

OLD MUTUAL TS&W MID-CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 94.1%                                                       Data Processing/Management - 0.4%
Aerospace/Defense-Equipment - 1.5%                                         Fiserv*                                       14,559    $        531
Alliant Techsystems*                          28,950    $      1,939                                                               _____________
                                                        _____________
                                                                           Total Data Processing/Management                                 531
Total Aerospace/Defense-Equipment                              1,939       _____________________________________________________________________
_____________________________________________________________________
                                                                           Electric-Integrated - 6.7%
Agricultural Chemicals - 1.5%                                              OGE Energy                                    52,700           1,255
Agrium                                        51,950           1,859       PG&E                                          88,300           3,375
                                                        _____________      PPL                                           87,450           2,511
                                                                           TECO Energy                                  113,480           1,265
Total Agricultural Chemicals                                   1,859                                                               _____________
_____________________________________________________________________
                                                                           Total Electric-Integrated                                      8,406
Apparel Manufacturers - 1.7%                                               _____________________________________________________________________
VF                                            37,400           2,136
                                                        _____________      Energy-Alternate Sources - 0.4%
                                                                           Covanta Holding*                              39,600             518
Total Apparel Manufacturers                                    2,136                                                               _____________
_____________________________________________________________________
                                                                           Total Energy-Alternate Sources                                   518
Brewery - 1.0%                                                             _____________________________________________________________________
Molson Coors Brewing, Cl B                    35,500           1,217
                                                        _____________      Engineering/R&D Services - 0.3%
                                                                           URS*                                           8,370             338
Total Brewery                                                  1,217                                                               _____________
_____________________________________________________________________
                                                                           Total Engineering/R&D Services                                   338
Cable/Satellite TV - 0.5%                                                  _____________________________________________________________________
Cablevision Systems, Cl A                     45,600             590
                                                        _____________      Engines-Internal Combustion - 1.0%
                                                                           Cummins                                       49,700           1,265
Total Cable/Satellite TV                                         590                                                               _____________
_____________________________________________________________________
                                                                           Total Engines-Internal Combustion                              1,265
Chemicals-Diversified - 1.2%                                               _____________________________________________________________________
Celanese, Ser A                              116,500           1,558
                                                        _____________      Enterprise Software/Services - 5.3%
                                                                           BMC Software*                                102,150           3,371
Total Chemicals-Diversified                                    1,558       Sybase*                                      109,550           3,318
_____________________________________________________________________                                                              _____________

Chemicals-Specialty - 0.7%                                                 Total Enterprise Software/Services                             6,689
Lubrizol                                      27,200             925       _____________________________________________________________________
                                                        _____________
                                                                           Fiduciary Banks - 1.0%
Total Chemicals-Specialty                                        925       Northern Trust                                21,900           1,310
_____________________________________________________________________                                                              _____________

Coal - 1.0%                                                                Total Fiduciary Banks                                          1,310
Consol Energy                                 47,950           1,210       _____________________________________________________________________
                                                        _____________
                                                                           Filtration/Separation Products - 0.7%
Total Coal                                                     1,210       Pall                                          42,950             877
_____________________________________________________________________                                                              _____________

Commercial Services-Finance - 2.1%                                         Total Filtration/Separation Products                             877
Global Payments                               37,900           1,266       _____________________________________________________________________
SEI Investments                              107,560           1,313
                                                        _____________      Finance-Investment Banker/Broker - 1.6%
                                                                           Interactive Brokers Group, Cl A*               6,822             110
Total Commercial Services-Finance                              2,579       TD Ameritrade Holding*                       137,700           1,902
_____________________________________________________________________                                                              _____________

Computers-Memory Devices - 1.3%                                            Total Finance-Investment Banker/Broker                         2,012
Western Digital*                              80,800           1,563       _____________________________________________________________________
                                                        _____________
                                                                           Food-Meat Products - 0.6%
Total Computers-Memory Devices                                 1,563       Hormel Foods                                  22,803             723
_____________________________________________________________________                                                              _____________

Consulting Services - 0.5%                                                 Total Food-Meat Products                                         723
SAIC*                                         34,400             642       _____________________________________________________________________
                                                        _____________
                                                                           Food-Miscellaneous/Diversified - 1.5%
Total Consulting Services                                        642       ConAgra Foods                                 35,934             606
_____________________________________________________________________      HJ Heinz                                      37,200           1,230
                                                                                                                                   _____________
Containers-Metal/Glass - 2.5%
Crown Holdings*                              137,900           3,134       Total Food-Miscellaneous/Diversified                           1,836
                                                        _____________      _____________________________________________________________________

Total Containers-Metal/Glass                                   3,134       Food-Retail - 1.0%
_____________________________________________________________________      Kroger                                        57,600           1,222
                                                                                                                                   _____________
Cruise Lines - 1.0%
Carnival                                      58,800           1,270       Total Food-Retail                                              1,222
                                                        _____________      _____________________________________________________________________

Total Cruise Lines                                             1,270
_____________________________________________________________________

                                                                 78

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Forestry - 0.3%                                                            Multi-line Insurance - 0.4%
Plum Creek Timber                             14,500    $        422       Assurant                                      21,100    $        460
                                                        _____________                                                              _____________

Total Forestry                                                   422       Total Multi-line Insurance                                       460
_____________________________________________________________________      _____________________________________________________________________

Gas-Distribution - 3.0%                                                    Non-Hazardous Waste Disposal - 1.7%
Centerpoint Energy                           123,350           1,287       Republic Services                            124,715           2,139
Sempra Energy                                 54,500           2,520                                                               _____________
                                                        _____________
                                                                           Total Non-Hazardous Waste Disposal                             2,139
Total Gas-Distribution                                         3,807       _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil & Gas Drilling - 1.0%
Human Resources - 2.5%                                                     Noble                                         50,900           1,226
Hewitt Associates, Cl A*                     104,150           3,100                                                               _____________
                                                        _____________
                                                                           Total Oil & Gas Drilling                                       1,226
Total Human Resources                                          3,100       _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil Companies-Exploration & Production - 1.7%
Insurance Brokers - 1.5%                                                   PetroHawk Energy*                             65,200           1,254
Willis Group Holdings                         83,490           1,837       Questar                                       29,800             877
                                                        _____________                                                              _____________

Total Insurance Brokers                                        1,837       Total Oil Companies-Exploration & Production                   2,131
_____________________________________________________________________      _____________________________________________________________________

Internet Security - 1.8%                                                   Pharmacy Services - 0.8%
Symantec*                                    148,400           2,217       Express Scripts*                              21,400             988
                                                        _____________                                                              _____________

Total Internet Security                                        2,217       Total Pharmacy Services                                          988
_____________________________________________________________________      _____________________________________________________________________

Investment Management/Advisory                                             Pipelines - 1.0%
   Services - 0.8%                                                         El Paso Pipeline Partners LP                  26,100             449
Federated Investors, Cl B                     44,442             989       Oneok                                         36,200             819
                                                        _____________                                                              _____________

Total Investment Management/Advisory                                       Total Pipelines                                                1,268
   Services                                                      989       _____________________________________________________________________
_____________________________________________________________________
                                                                           Property/Casualty Insurance - 5.8%
Medical Information Systems - 1.7%                                         Arch Capital Group*                           45,350           2,443
Cerner*                                       48,700           2,141       Chubb                                         44,700           1,892
                                                        _____________      Markel*                                        3,490             991
                                                                           WR Berkley                                    83,250           1,877
Total Medical Information Systems                              2,141                                                               _____________
_____________________________________________________________________
                                                                           Total Property/Casualty Insurance                              7,203
Medical Labs & Testing Services - 2.3%                                     _____________________________________________________________________
Quest Diagnostics                             60,600           2,877
                                                        _____________      Reinsurance - 4.5%
                                                                           PartnerRe                                     45,700           2,837
Total Medical Labs & Testing Services                          2,877       RenaissanceRe Holdings                        57,450           2,840
_____________________________________________________________________                                                              _____________

Medical Products - 2.8%                                                    Total Reinsurance                                              5,677
Hospira*                                     111,900           3,453       _____________________________________________________________________
                                                        _____________
                                                                           REITs-Health Care - 1.6%
Total Medical Products                                         3,453       Health Care REIT                              23,100             707
_____________________________________________________________________      Nationwide Health Properties                  60,200           1,336
                                                                                                                                   _____________
Medical-Biomedical/Genetic - 2.2%
Life Technologies*                            86,246           2,801       Total REITs-Health Care                                        2,043
                                                        _____________      _____________________________________________________________________

Total Medical-Biomedical/Genetic                               2,801       REITs-Office Property - 0.3%
_____________________________________________________________________      Boston Properties                             10,850             380
                                                                                                                                   _____________
Medical-Drugs - 2.1%
Cephalon*                                      5,057             344       Total REITs-Office Property                                      380
Forest Laboratories*                          32,112             705       _____________________________________________________________________
King Pharmaceuticals*                        222,200           1,571
                                                        _____________      Retail-Apparel/Shoe - 2.4%
                                                                           Ross Stores                                   84,100           3,018
Total Medical-Drugs                                            2,620                                                               _____________
_____________________________________________________________________
                                                                           Total Retail-Apparel/Shoe                                      3,018
Medical-Generic Drugs - 1.5%                                               _____________________________________________________________________
Mylan*                                       142,000           1,904
                                                        _____________      Retail-Auto Parts - 1.7%
                                                                           Advance Auto Parts                            51,400           2,112
Total Medical-Generic Drugs                                    1,904                                                               _____________
_____________________________________________________________________
                                                                           Total Retail-Auto Parts                                        2,112
Medical-Hospitals - 1.5%                                                   _____________________________________________________________________
Universal Health Services, Cl B               49,000           1,879
                                                        _____________

Total Medical-Hospitals                                        1,879
_____________________________________________________________________

                                                                 79

OLD MUTUAL TS&W MID-CAP VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Retail-Discount - 2.2%
Dollar Tree*                                  61,600    $      2,744
                                                        _____________

Total Retail-Discount                                          2,744
_____________________________________________________________________

Retail-Major Department Store - 1.5%
TJX                                           71,400           1,831
                                                        _____________

Total Retail-Major Department Store                            1,831
_____________________________________________________________________

Satellite Telecommunications - 0.7%
EchoStar, Cl A*                               56,500             838
                                                        _____________

Total Satellite Telecommunications                               838
_____________________________________________________________________

Schools - 1.7%
Apollo Group, Cl A*                           27,000           2,115
                                                        _____________

Total Schools                                                  2,115
_____________________________________________________________________

Telecommunications Equipment - 1.0%
Harris                                        42,900           1,242
                                                        _____________

Total Telecommunications Equipment                             1,242
_____________________________________________________________________

Telephone-Integrated - 1.5%
Windstream                                   228,700           1,843
                                                        _____________

Total Telephone-Integrated                                     1,843
_____________________________________________________________________

Transport-Marine - 0.6%
Tidewater                                     19,000             706
                                                        _____________

Total Transport-Marine                                           706
_____________________________________________________________________

Transport-Rail - 1.0%
Canadian Pacific Railway                      29,150             864
CSX                                           15,950             412
                                                        _____________

Total Transport-Rail                                           1,276
_____________________________________________________________________

Wireless Equipment - 0.0%
RF Micro Devices*                              4,800               6
                                                        _____________

Total Wireless Equipment                                           6
                                                        _____________

Total Common Stock (Cost $129,325)                           117,642
_____________________________________________________________________

Money Market Fund - 3.7%
Dreyfus Cash Management Fund,
   Institutional Class, 0.761% (A)         4,625,392           4,625
                                                        _____________

Total Money Market Fund (Cost $4,625)                          4,625
_____________________________________________________________________

Total Investments - 97.8% (Cost $133,950)                    122,267
_____________________________________________________________________

Other Assets and Liabilities, Net - 2.2%                       2,764
_____________________________________________________________________

Total Net Assets - 100.0%                               $    125,031
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

                                                                 80

OLD MUTUAL TS&W SMALL CAP VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley, LLC

Performance Highlights

o    For the fiscal year ended March 31, 2009, the Old Mutual TS&W Small Cap Value Fund (the "Fund") outperformed its benchmark, the
     Russell 2000® Value Index (the "Index"). The Fund's Class Z shares posted a (34.57)% return versus a (38.89)% return for the benchmark.

o    One of the Fund's historically best quarters ever on a relative basis was the second quarter of 2008. This was followed by the third quarter of 2008, which represented one of the Fund's worst ever quarters. Much of this performance volatility can be attributed to the Fund's overweight to the energy sector. The energy sector outperformed during the second quarter of 2008, fueled by soaring oil prices, and then underperformed as prices began spiraling downward. On a relative basis, the Fund benefited from the fallout in the financials sector. The Fund was underweight financials throughout the year which led to outperformance versus the Index.

o    Stocks that contributed to the Fund's performance included precious metals company Royal Gold, insurance company Philadelphia
     Consolidated (no longer a Fund holding), and pharmaceutical company Alpharma (no longer a Fund holding).

o    Among the top detractors were Central European Distribution (no longer a Fund holding), a Central and Eastern European alcoholic beverage company, Kendle International (no longer a Fund holding), a global clinical research organization, and
     Comtech Telecommunications, a designer, developer and producer of products, systems and services for advanced communications solutions.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2009, the Old Mutual TS&W Small Cap Value Fund (the "Fund") outperformed its benchmark, the
     Russell 2000® Value Index (the "Index"). The Fund's Class Z shares posted a (34.57)% return versus a (38.89)% return for the benchmark. Performance for all share classes can be found on page 83.

Q.   What investment environment did the Fund face during the past year?

A.   The fiscal year was a difficult one for investors. Commodities and energy prices spiked early in the year with oil hitting an all time high just below $150 a barrel. Prices plunged later in the year with oil bottoming out below $40 a barrel. Financial markets were volatile as companies such as Bear Stearns, Lehman Brothers and AIG collapsed. Led by the U.S., global economies fell further into a recession that started in the first quarter of 2008. During the fiscal year, stock markets began a steep decline in which small-cap companies held up better than large-cap companies through the end of 2008, before capitulating in early 2009. Stocks, led by small-caps, performed relatively well in the most recent market rally as measured at the end of
     March 2009.

Q.   Which market factors influenced the Fund's relative performance?

A.   The fiscal year was marked by volatility and profound reversals in many sectors. One of the Fund's historically best quarters ever on a relative basis was the second quarter of 2008. This was followed by the third quarter of 2008, which represented one of the Fund's worst ever quarters. Much of this performance volatility can be attributed to the Fund's overweight to the energy sector. The energy sector outperformed during the second quarter of 2008, fueled by soaring oil prices, and then underperformed as prices began spiraling downward. On a relative basis, the Fund benefited from the fallout in the financials sector. The Fund was underweight financials throughout the year which led to outperformance versus the Index.

     As the economic situation continued to worsen, Thompson, Siegel & Walmsley, LLC ("TS&W") moved the Fund to a more defensive position in late 2008. TS&W found consumer discretionary, while not a traditionally defensive sector, rife with compelling values. With job losses mounting and home prices plummeting, the U.S. consumer began looking for ways to save money, and TS&W capitalized on this trend by investing in discount retailers. This was an area of significant outperformance and TS&W believes this trend will continue.

Q.   How did portfolio composition affect Fund performance?

A.   Stocks that contributed to the Fund's performance included precious metals company Royal Gold, insurance company Philadelphia
     Consolidated (no longer a Fund holding), and pharmaceutical company Alpharma (no longer a Fund holding). Among the top detractors were Central European Distribution (no longer a Fund holding), a Central and Eastern European alcoholic beverage company, Kendle International (no longer a Fund holding), a global clinical research organization, and Comtech
     Telecommunications, a designer, developer and producer of products, systems and services for advanced communications solutions.
     Royal Gold benefited from a flight to quality precious metals due to its gold royalty assets. Philadelphia Consolidated was acquired at a premium by Tokio Marine Holdings in December 2008. Alpharma generated strong cash flow from its veterinary products business and was acquired by King Pharmaceuticals in September 2008. Central European Distribution was hurt by concerns about the growing world economic crisis due to its Eastern European and Russian market exposure. Kendle International saw its stock price decline due to uncertainties surrounding the Obama Administration's health care plan. Much of Comtech
     Telecommunications' sales are related to military operations, and the

                                                                                                           TS&W Small Cap Value Fund

                                                                 81

OLD MUTUAL TS&W SMALL CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley, LLC

Top Ten Holdings
as of March 31, 2009*

Omega Healthcare Investors                                                  2.6%
___________________________________________________________________________________

Platinum Underwriters Holdings                                              2.4%
___________________________________________________________________________________

Haemonetics                                                                 2.2%
___________________________________________________________________________________

Cleco                                                                       2.0%
___________________________________________________________________________________

Aaron Rents                                                                 1.9%
___________________________________________________________________________________

Syniverse Holdings                                                          1.9%
___________________________________________________________________________________

Pantry                                                                      1.8%
___________________________________________________________________________________

Jack in the Box                                                             1.8%
___________________________________________________________________________________

SXC Health Solutions                                                        1.8%
___________________________________________________________________________________

Investment Technology Group                                                 1.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           20.1%
___________________________________________________________________________________

* Excludes short-term money market fund.

     company has experienced several customer delays in executing contracts and concerns surrounding the renewal of some contracts.
     This, in addition to increased competition for a system that allows military commanders to track friendly forces, caused the company's stock price to decline during the period.

Q.   What is the investment outlook for the small-cap value equity market?

A.   TS&W points out that March 2009 ended with absolute valuations being in-line with levels last seen in 2000. TS&W believes these are attractive levels and has lessened the Fund's defensive position. Many of the Fund's utilities holdings reached rich valuations and had fairly large market caps during the period and TS&W sold them to free up cash for investments in smaller, more cyclical, companies that it expects to outperform. TS&W believes there seems to be better risk/reward ratios in the smaller cap stocks and is generally moving the Fund into stocks with smaller market caps. TS&W is conscious that the market cap of the Index is likely to be smaller following the reconstitution of the Russell indices in June. Entering the second quarter of 2009, TS&W is cautiously optimistic that the worst of the economic downturn is behind us, and longer term, TS&W believes small-caps may lead a sustainable rally.

TS&W Small Cap Value Fund

                                                                 82

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                         Annualized   Annualized
                                                                            Inception        1 Year        5 Year     Inception
                                                                              Date           Return        Return      to Date
____________________________________________________________________________________________________________________________________

Class Z*                                                                     07/31/00       (34.57)%       (0.97)%        3.85%
Class A with load                                                            07/31/03       (38.47)%       (2.38)%        2.43%
Class A without load                                                         07/31/03       (34.71)%       (1.22)%        3.51%
Class C with load                                                            07/31/03       (35.61)%       (1.91)%        2.78%
Class C without load                                                         07/31/03       (35.04)%       (1.91)%        2.78%
Institutional Class                                                          12/09/08          n/a           n/a        (27.83)%
Russell 2000® Value Index                                                    07/31/00       (38.89)%       (5.30)%        3.51%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*  Data prior to the Fund's inception on July 25, 2003 includes performance of a predecessor fund whose inception date was July 31,
   2000. The predecessor fund was managed by TS&W and had investment goals, strategies and policies that were substantially similar to the Fund. However, the predecessor fund was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, and the Fund's performance prior to July 25, 2003 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C, and Institutional Class shares (as reported in the supplement dated March 27, 2009 to the
December 9, 2008 Class Z and Institutional Class shares prospectus and in the July 28, 2008 Class A and Class C shares prospectus)
are 1.40% and 1.26%; 4.48% and 1.51% and 4.65% and 2.26%; and 1.23% and 1.11% respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual TS&W Small Cap Value Fund, Class Z	Russell 2000® Value Index
7/31/00	10,000	10,000
3/31/01	11,864	11,339
3/31/02	15,441	14,031
3/31/03	13,257	10,766
3/31/04	21,023	17,708
3/31/05	25,906	19,441
3/31/06	31,784	24,063
3/31/07	34,582	26,559
3/31/08	30,596	22,076
3/31/09	20,020	13,490

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	3.8%
Consumer Discretionary	15.4%
Consumer Staples	8.5%
Energy	4.1%
Financials	27.0%
Health Care	12.6%
Industrials	7.8%
Information Technology	10.6%
Investment Company	0.3%
Materials	3.1%
Telecommunications Services	1.9%
Utilities	4.9%

                                                                 83

OLD MUTUAL TS&W SMALL CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.5%                                                       Commercial Services-Finance - 1.0%
Advanced Materials/Products - 0.4%                                         Euronet Worldwide*                             9,365    $        122
Ceradyne*                                     14,600    $        265       Wright Express*                               27,300             497
                                                       ______________                                                             ______________

Total Advanced Materials/Products                                265       Total Commercial Services-Finance                                619
_____________________________________________________________________      _____________________________________________________________________

Aerospace/Defense-Equipment - 2.5%                                         Computer Graphics - 0.0%
Curtiss-Wright                                29,400             825       Monotype Imaging Holdings*                       500               2
Kaman                                         15,000             188                                                              ______________
Orbital Sciences*                             42,580             506
                                                       ______________      Total Computer Graphics                                            2
                                                                           _____________________________________________________________________
Total Aerospace/Defense-Equipment                              1,519
_____________________________________________________________________      Computer Services - 1.5%
                                                                           Perot Systems, Cl A*                          68,850             887
Auto Repair Centers - 1.7%                                                                                                        ______________
Monro Muffler                                 36,200             989
                                                       ______________      Total Computer Services                                          887
                                                                           _____________________________________________________________________
Total Auto Repair Centers                                        989
_____________________________________________________________________      Computers-Integrated Systems - 2.1%
                                                                           Integral Systems*                             47,400             408
Casino Hotels - 0.6%                                                       NCI, Cl A*                                    32,100             835
Ameristar Casinos                             27,800             350                                                              ______________
                                                       ______________
                                                                           Total Computers-Integrated Systems                             1,243
Total Casino Hotels                                              350       _____________________________________________________________________
_____________________________________________________________________
                                                                           Consumer Products-Miscellaneous - 0.6%
Cellular Telecommunications - 1.9%                                         Central Garden and Pet*                       43,300             330
Syniverse Holdings*                           72,100           1,136                                                              ______________
                                                       ______________
                                                                           Total Consumer Products-Miscellaneous                            330
Total Cellular Telecommunications                              1,136       _____________________________________________________________________
_____________________________________________________________________
                                                                           Containers-Paper/Plastic - 0.4%
Chemicals-Diversified - 1.2%                                               Temple-Inland                                 49,800             267
FMC                                              443              19                                                              ______________
Olin                                          48,700             695
                                                       ______________      Total Containers-Paper/Plastic                                   267
                                                                           _____________________________________________________________________
Total Chemicals-Diversified                                      714
_____________________________________________________________________      Cosmetics & Toiletries - 1.2%
                                                                           Chattem*                                      12,700             712
Coffee - 1.6%                                                                                                                     ______________
Green Mountain Coffee Roasters*               20,400             979
                                                       ______________      Total Cosmetics & Toiletries                                     712
                                                                           _____________________________________________________________________
Total Coffee                                                     979
_____________________________________________________________________      Data Processing/Management - 0.5%
                                                                           Acxiom                                        36,400             269
Commercial Banks-Central US - 2.9%                                                                                                ______________
First Financial Bankshares                     6,600             318
Sterling Bancshares                          157,850           1,032       Total Data Processing/Management                                 269
Texas Capital Bancshares*                     33,400             376       _____________________________________________________________________
                                                       ______________
                                                                           Dialysis Centers - 0.1%
Total Commercial Banks-Central US                              1,726       Dialysis Corp of America*                      7,100              36
_____________________________________________________________________                                                             ______________

Commercial Banks-Eastern US - 0.4%                                         Total Dialysis Centers                                            36
Susquehanna Bancshares                        23,700             221       _____________________________________________________________________
                                                       ______________
                                                                           Distribution/Wholesale - 0.5%
Total Commercial Banks-Eastern US                                221       Watsco                                         9,000             306
_____________________________________________________________________                                                             ______________

Commercial Banks-Southern US - 1.8%                                        Total Distribution/Wholesale                                     306
City Holding                                  33,900             925       _____________________________________________________________________
Oriental Financial Group                      31,000             151
                                                       ______________      Educational Software - 1.2%
                                                                           SkillSoft ADR*                               111,500             746
Total Commercial Banks-Southern US                             1,076                                                              ______________
_____________________________________________________________________
                                                                           Total Educational Software                                       746
Commercial Banks-Western US - 0.5%                                         _____________________________________________________________________
SVB Financial Group*                          13,700             274
                                                       ______________      Electric-Integrated - 3.5%
                                                                           Cleco*                                        56,400           1,223
Total Commercial Banks-Western US                                274       El Paso Electric*                             61,300             864
_____________________________________________________________________                                                             ______________

                                                                           Total Electric-Integrated                                      2,087
                                                                           _____________________________________________________________________

                                                                 84

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Semiconductors - 0.5%
International Rectifier*                      22,900    $        309       Investment Companies - 0.2%
                                                       ______________      Fifth Street Finance                          15,600    $        121
                                                                                                                                  ______________
Total Electronic Components-Semiconductors                       309
_____________________________________________________________________      Total Investment Companies                                       121
                                                                           _____________________________________________________________________
Electronic Security Devices - 1.2%
American Science & Engineering                12,800             714       Investment Management/Advisory Services - 0.6%
                                                       ______________      Affiliated Managers Group*                     7,925             331
                                                                                                                                  ______________
Total Electronic Security Devices                                714
_____________________________________________________________________      Total Investment Management/Advisory Services                    331
                                                                           _____________________________________________________________________
Enterprise Software/Services - 0.6%
SYNNEX*                                       18,800             370       Leisure & Recreational Products - 1.2%
                                                       ______________      WMS Industries*                               35,000             732
                                                                                                                                  ______________
Total Enterprise Software/Services                               370
_____________________________________________________________________      Total Leisure & Recreational Products                            732
                                                                           _____________________________________________________________________
Finance-Auto Loans - 0.5%
AmeriCredit*                                  46,400             272       Medical Information Systems - 1.1%
                                                       ______________      Computer Programs & Systems                   19,900             662
                                                                                                                                  ______________
Total Finance-Auto Loans                                         272
_____________________________________________________________________      Total Medical Information Systems                                662
                                                                           _____________________________________________________________________
Finance-Commercial - 0.5%
CIT Group                                    105,300             300       Medical Instruments - 0.5%
                                                       ______________      NuVasive*                                      8,700             273
                                                                                                                                  ______________
Total Finance-Commercial                                         300
_____________________________________________________________________      Total Medical Instruments                                        273
                                                                           _____________________________________________________________________
Finance-Consumer Loans - 1.5%
Ocwen Financial*                              42,900             490       Medical Products - 3.4%
World Acceptance*                             24,000             410       Haemonetics*                                  24,700           1,360
                                                       ______________      Hanger Orthopedic Group*                      51,000             676
                                                                                                                                  ______________
Total Finance-Consumer Loans                                     900
_____________________________________________________________________      Total Medical Products                                         2,036
                                                                           _____________________________________________________________________
Finance-Investment Banker/Broker - 2.3%
Investment Technology Group*                  40,600           1,036       Medical-Biomedical/Genetic - 0.4%
SWS Group                                     22,500             349       Sangamo Biosciences*                          50,200             212
                                                       ______________                                                             ______________

Total Finance-Investment Banker/Broker                         1,385       Total Medical-Biomedical/Genetic                                 212
_____________________________________________________________________      _____________________________________________________________________

Financial Guarantee Insurance - 0.4%                                       Medical-Drugs - 0.3%
Assured Guaranty                              34,400             233       XenoPort*                                      9,700             188
                                                       ______________                                                             ______________

Total Financial Guarantee Insurance                              233       Total Medical-Drugs                                              188
_____________________________________________________________________      _____________________________________________________________________

Food-Miscellaneous/Diversified - 0.5%                                      Medical-Nursing Homes - 1.5%
Hain Celestial Group*                         20,900             298       Kindred Healthcare*                           58,900             881
                                                       ______________                                                             ______________

Total Food-Miscellaneous/Diversified                             298       Total Medical-Nursing Homes                                      881
_____________________________________________________________________      _____________________________________________________________________

Food-Retail - 1.0%                                                         Medical-Outpatient/Home Medical - 2.9%
Ruddick                                       26,140             587       Amedisys*                                     35,166             967
                                                       ______________      Amsurg*                                       47,825             758
                                                                                                                                  ______________
Total Food-Retail                                                587
_____________________________________________________________________      Total Medical-Outpatient/Home Medical                          1,725
                                                                           _____________________________________________________________________
Gas-Distribution - 1.4%
Laclede Group                                  6,900             269       Metal Processors & Fabricators - 0.4%
Vectren                                       26,200             553       LB Foster, Cl A*                              10,410             259
                                                       ______________                                                             ______________

Total Gas-Distribution                                           822       Total Metal Processors & Fabricators                             259
_____________________________________________________________________      _____________________________________________________________________

Gold Mining - 1.5%                                                         Multimedia - 0.2%
Royal Gold                                    19,200             898       EW Scripps, Cl A                              82,900             112
                                                       ______________                                                             ______________

Total Gold Mining                                                898       Total Multimedia                                                 112
_____________________________________________________________________      _____________________________________________________________________

Human Resources - 0.0%                                                     Oil & Gas Drilling - 0.4%
Hudson Highland Group*                        19,200              21       Patterson-UTI Energy                          29,800             267
                                                       ______________                                                             ______________

Total Human Resources                                             21       Total Oil & Gas Drilling                                         267
_____________________________________________________________________      _____________________________________________________________________

                                                                 85

OLD MUTUAL TS&W SMALL CAP VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Oil Companies-Exploration & Production - 0.6%                              Retail-Apparel/Shoe - 2.7%
GMX Resources*                                26,600    $        173       Aeropostale*                                  23,500    $        624
McMoRan Exploration*                          37,700             177       JOS A Bank Clothiers*                         36,200           1,007
                                                       ______________                                                             ______________

Total Oil Companies-Exploration & Production                     350       Total Retail-Apparel/Shoe                                      1,631
_____________________________________________________________________      _____________________________________________________________________

Oil Refining & Marketing - 1.3%                                            Retail-Convenience Store - 3.3%
Holly                                         37,700             799       Casey's General Stores                        31,605             843
                                                       ______________      Pantry*                                       63,700           1,122
                                                                                                                                  ______________
Total Oil Refining & Marketing                                   799
_____________________________________________________________________      Total Retail-Convenience Store                                 1,965
                                                                           _____________________________________________________________________
Oil-Field Services - 0.3%
Helix Energy Solutions Group*                 35,700             184       Retail-Jewelry - 0.0%
                                                       ______________      Tiffany                                        1,320              28
                                                                                                                                  ______________
Total Oil-Field Services                                         184
_____________________________________________________________________      Total Retail-Jewelry                                              28
                                                                           _____________________________________________________________________
Pharmacy Services - 1.8%
SXC Health Solutions*                         49,800           1,073       Retail-Mail Order - 0.8%
                                                       ______________      Williams-Sonoma                               45,600             460
                                                                                                                                  ______________
Total Pharmacy Services                                        1,073
_____________________________________________________________________      Total Retail-Mail Order                                          460
                                                                           _____________________________________________________________________
Property/Casualty Insurance - 3.0%
Enstar Group*                                  3,275             184       Retail-Pawn Shops - 3.2%
Navigators Group*                             12,000             566       Cash America International                    26,600             417
Selective Insurance Group                     58,900             716       Ezcorp, Cl A*                                 42,100             487
Zenith National Insurance                     12,660             305       First Cash Financial Services*                67,600           1,009
                                                       ______________                                                             ______________

Total Property/Casualty Insurance                              1,771       Total Retail-Pawn Shops                                        1,913
_____________________________________________________________________      _____________________________________________________________________

Protection-Safety - 1.4%                                                   Retail-Propane Distributors - 0.1%
Brink's Home Security Holdings*               36,700             829       Star Gas Partners LP                          21,900              57
                                                       ______________                                                             ______________

Total Protection-Safety                                          829       Total Retail-Propane Distributors                                 57
_____________________________________________________________________      _____________________________________________________________________

Recreational Centers - 0.4%                                                Retail-Restaurants - 4.7%
Life Time Fitness*                            21,100             265       California Pizza Kitchen*                     55,900             731
                                                       ______________      Cracker Barrel Old Country Store              34,900           1,000
                                                                           Jack in the Box*                              46,100           1,074
Total Recreational Centers                                       265                                                              ______________
_____________________________________________________________________
                                                                           Total Retail-Restaurants                                       2,805
Reinsurance - 4.1%                                                         _____________________________________________________________________
Endurance Specialty Holdings                  40,095           1,000
Platinum Underwriters Holdings                51,700           1,466       Satellite Telecommunications - 1.5%
                                                       ______________      GeoEye*                                       45,900             907
                                                                                                                                  ______________
Total Reinsurance                                              2,466
_____________________________________________________________________      Total Satellite Telecommunications                               907
                                                                           _____________________________________________________________________
REITs-Health Care - 2.6%
Omega Healthcare Investors                   110,700           1,559       Telecommunications Equipment - 2.8%
                                                       ______________      Comtech Telecommunications*                   36,836             912
                                                                           Tekelec*                                      57,900             766
Total REITs-Health Care                                        1,559                                                              ______________
_____________________________________________________________________
                                                                           Total Telecommunications Equipment                             1,678
REITs-Mortgage - 1.5%                                                      _____________________________________________________________________
Capstead Mortgage                             81,900             880
                                                       ______________      Therapeutics - 0.9%
                                                                           Questcor Pharmaceuticals*                    110,200             542
Total REITs-Mortgage                                             880                                                              ______________
_____________________________________________________________________
                                                                           Total Therapeutics                                               542
REITs-Office Property - 1.6%                                               _____________________________________________________________________
BioMed Realty Trust                           48,065             325
Corporate Office Properties Trust             25,800             641       Tobacco - 0.6%
                                                       ______________      Universal                                     11,000             329
                                                                                                                                  ______________
Total REITs-Office Property                                      966
_____________________________________________________________________      Total Tobacco                                                    329
                                                                           _____________________________________________________________________
Rental Auto/Equipment - 2.0%
Aaron Rents                                   43,925           1,171       Transport-Equipment & Leasing - 1.0%
                                                       ______________      GATX                                          28,300             573
                                                                                                                                  ______________
Total Rental Auto/Equipment                                    1,171
_____________________________________________________________________      Total Transport-Equipment & Leasing                              573
                                                                           _____________________________________________________________________

                                                                 86

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Transport-Marine - 0.8%
Excel Maritime Carriers                       36,800    $        166
Gulfmark Offshore*                            13,500             322
                                                       ______________

Total Transport-Marine                                           488
_____________________________________________________________________

Transport-Services - 0.9%
Bristow Group*                                25,800             553
                                                       ______________

Total Transport-Services                                         553
_____________________________________________________________________

Wireless Equipment - 0.5%
Ceragon Networks*                             70,700             300
                                                       ______________

Total Wireless Equipment                                         300
                                                       ______________

Total Common Stock (Cost $63,199)                             58,203
_____________________________________________________________________

Investment Company - 0.3%
Value-Small Cap - 0.3%
iShares Russell 2000 Value Index Fund          4,900             193
                                                       ______________

Total Value-Small Cap                                            193
                                                       ______________

Total Investment Company (Cost $282)                             193
_____________________________________________________________________

Money Market Fund - 3.9%
Dreyfus Cash Management Fund,
   Institutional Class, 0.761% (A)         2,314,142           2,314
                                                       ______________

Total Money Market Fund (Cost $2,314)                          2,314
_____________________________________________________________________

Total Investments - 101.7% (Cost $65,795)                     60,710
_____________________________________________________________________

Other Assets and Liabilities, Net - (1.7)%                    (1,017)
_____________________________________________________________________

Total Net Assets - 100.0%                               $     59,693
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

                                                                 87

OLD MUTUAL BARROW HANLEY CORE BOND FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, Inc.

Performance Highlights

o    For the fiscal year ended March 31, 2009, the Old Mutual Barrow Hanley Core Bond Fund (the "Fund") outperformed its benchmark, the Barclays Capital U. S. Aggregate Bond Index (the "Index"). The Fund's Institutional Class shares posted a 3.72% return versus a 3.13% return for the benchmark.

o    The largest contributing factor to Fund performance was security selection, as all of the sectors in the Fund outpaced the corresponding sector within the Index. The Fund's defensive positioning in consumer non-cyclicals, pharmaceuticals and wireless, as well as energy service providers, aided performance. In financials, Barrow Hanley's bias for larger banks, better capitalized finance companies and more traditional insurance companies, led to strong sector performance. In addition, the
     Fund's corporate securities selection outperformed the Index's. The Fund's bias to longer maturity U. S. Treasuries strongly aided the relative performance for the sector, as well as its bias to middle coupon agency mortgage-backed securities.

o    Barrow Hanley's sector selection benefited the Fund over the last year in an overweight to both industrials and utilities.
     Holding no asset-backed securities was a positive, as this sector significantly underperformed. As financials and commercial mortgage-backed securities dramatically underperformed the Index, the Fund's overweight to these sectors detracted from performance despite strong security selection in the financials sector. U.S. Treasuries and agency mortgage-backed securities were the top performing sectors, thus an underweight to each was a negative for the Fund. The Fund's allocation to non-agency mortgage-backed securities, as well as a small high yield allocation, detracted from performance as both underperformed.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2009, the Old Mutual Barrow Hanley Core Bond Fund (the "Fund") outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (the "Index"). The Fund's Institutional Class shares posted a 3.72% return versus a 3.13% return for the benchmark.

Q.   What investment environment did the Fund face during the past year?

A.   Economic news continued to verify the persistence of the worst recession in over 25 years. The final gross domestic product for fourth quarter 2008 was the worst since early 1982. Consumer confidence fell to the lowest level on record, with the loss of over 5 million jobs in the past 15 months. In March 2009, many investors found renewed confidence in the stimulus programs promised by the Obama Administration, legislative action of the U.S. Congress and an ever expanding series of rescue packages from the U.S. Treasury and U.S. Federal Reserve Board (the "Fed").

     Concerned about extreme economic weakness, the Fed announced a plan in March 2009 to purchase up to $300 billion in U.S.
     Treasuries in the secondary market over the next six months. The official announcement ignited a rally in U.S. Treasuries, and the 10-year U.S. Treasury yield fell 0.47% that same day. The Fed also increased its purchases of agency mortgages, driving
     30-year mortgage rates below 5% and providing stimulus to the housing market. Despite the Fed's intentions to drive long-term
     U.S. Treasury rates lower, the U.S. Treasury yield curve actually ended the Fund's fiscal year steeper, as yields retraced much of their decline on worries about the massive supply of new U.S. Treasury debt needed to fund the increasing federal budget deficit.

     Asset-backed securities recovered during the first quarter of 2009 with the implementation of the Fed's Troubled Asset-Backed
     Loan Facility program. High yield credit bounced back with both the yield carry and a positive sentiment from the March 2009 market rally, although equities failed to fully recover from the dismal decline in January and February 2009. Strong performance in agency mortgage-backed securities continued with support from Fed and U.S. Treasury purchases. Investment grade credit started the first quarter of 2009 on a positive note as yield spreads narrowed and liquidity improved, but ended the quarter in negative territory as renewed concern regarding financials overshadowed positive returns in utilities and industrials. Commercial mortgage-backed securities improved in March 2009 with the new Public-Private Investment Program
     ("PPIP"), but not enough to turn positive for the fiscal year. PPIP is designed to address problem assets remaining on the balance sheets of many financial institutions. Even though the new plan was initially well received by the capital markets, the technical implementation will determine whether the program can be successful in improving liquidity and rational pricing in structured securities. Meanwhile, the Financial Accounting Standards Board has eased the burden of mark-to-market accounting of bank assets, which could help lower expected write-offs, but may create uncertainty about asset quality.

Q.   Which market factors influenced the Fund's relative performance?

A.   One of the largest challenges during the year involved managing the financial holdings in the Fund. While valuations suggested holding an overweight to the Index in the financials sector, the constantly evolving government policies and programs suggested using caution. Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") notes that its compromise was to position the Fund slightly overweight in financials but with a bias toward the largest financial companies in that sector. Barrow Hanley believes that government support for the largest banks is reasonably certain, and also believes that the issues within these banks'
     portfolios suggest inclusion of insurance companies in government programs, but this remains uncertain. During the March 2009 market rally, Barrow Hanley divested certain insurance holdings, but held others with more traditional insurance products that
     Barrow Hanley believes may receive the most significant benefit from expanding government stimulus programs, as well as positions that currently have access to government funding through banking subsidiaries.

Barrow Hanley Core Bond Fund

                                                                 88

Top Ten Holdings
as of March 31, 2009*

FNMA
5.000%, 03/01/38                                                            3.3%
___________________________________________________________________________________

U.S. Treasury Note
2.750%, 02/15/19                                                            2.9%
___________________________________________________________________________________

FNMA
6.000%, 08/01/37                                                            2.4%
___________________________________________________________________________________

U.S. Treasury Bond
4.500%, 05/15/38                                                            2.2%
___________________________________________________________________________________

FNMA
6.500%, 09/01/36                                                            2.2%
___________________________________________________________________________________

FNMA
5.500%, 12/01/36                                                            2.2%
___________________________________________________________________________________

U.S. Treasury Note
1.375%, 02/15/12                                                            2.1%
___________________________________________________________________________________

FNMA
5.000%, 05/01/38                                                            2.1%
___________________________________________________________________________________

FNMA
6.000%, 11/01/37                                                            1.9%
___________________________________________________________________________________

FNMA
5.500%, 12/01/35                                                            1.4%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           22.7%
___________________________________________________________________________________

* Excludes short-term money market fund.

     Non-agency prime mortgages also posed significant challenges during the period. The sector was reevaluated by rating agencies that issued many downgrades. The maximum price pressure on these securities was in early fourth quarter 2008, while prices remained relatively stable in the first quarter of 2009. Barrow Hanley decreased these holdings during the first quarter of
     2009.

Q.   How did portfolio composition affect Fund performance?

A.   The largest contributing factor to Fund performance was security selection, as all of the sectors in the Fund outpaced the corresponding sector within the Index. The Fund's defensive positioning in consumer non-cyclicals, pharmaceuticals and wireless, as well as energy service providers, aided performance. In financials, Barrow Hanley's bias for larger banks, better capitalized finance companies and more traditional insurance companies, led to strong relative sector performance. In addition, the Fund's corporate securities selection outperformed the Index's. The Fund's bias to longer maturity U.S. Treasuries strongly aided the relative performance for the sector, as well as its bias to middle coupon agency mortgage-backed securities.

     Barrow Hanley's sector selection benefited the Fund over the last year in an overweight to both industrials and utilities.
     Holding no asset-backed securities was a positive, as this sector significantly underperformed. As financials and commercial mortgage-backed securities dramatically underperformed the Index, the Fund's overweight to these sectors detracted from performance despite strong security selection in the financials sector. U.S. Treasuries and agency mortgage-backed securities were the top performing sectors, thus an underweight to each was a negative for the Fund. The Fund's allocation to non-agency mortgage-backed securities, as well as a small high yield allocation, detracted from performance as both underperformed.

Q.   What is the investment outlook for the intermediate-term fixed-income market?

A.   Barrow Hanley believes that foreign demand for U.S. Treasuries will likely decline as the global slowdown may reduce foreign surpluses that have been invested in Treasuries over recent years. Barrow Hanley feels that investors' fear of future inflation may be another factor pushing against the Fed's attempts for lower U.S. Treasury rates.

     Barrow Hanley believes that credit markets may have begun a gradual thawing. While Barrow Hanley does not believe the economy is rebounding strongly yet, it does believe that the worst declines may be over and relative comparisons going forward should be more easily favorable. Barrow Hanley notes that liquidity, the markets' biggest question mark, seems to be slowly reappearing. Barrow Hanley feels that increasing liquidity, coupled with the Fed's actions, may have bolstered investor confidence and appetite for new issues. Barrow Hanley points out that time will tell if the economy will be able to validate the rise in financial valuations that occurred in March 2009.

     Barrow Hanley notes that securitized markets remain under pressure and points out that with the assistance of government stimulus programs, agency mortgage-backed securities have performed well with tighter spreads and lower volatility. Barrow
     Hanley notes that the Government Sponsored Enterprise's retained portfolios are growing through purchases of securitized securities and taking up the slack as banks have slowed their purchase activity of these securities. Barrow Hanley is encouraged by its belief that the recent PPIP program may eventually help support the residential mortgage-backed securities sector. Barrow Hanley also believes that a significant tiering across the commercial mortgage-backed securities sector may ultimately generate superior performance opportunities in issues highest in capital structure and with the strongest level of credit support. Barrow Hanley remains significantly concerned about consumer spending, and as a result, remains with no allocation to asset-backed securities.

                                                                                                        Barrow Hanley Core Bond Fund

                                                                 89

OLD MUTUAL BARROW HANLEY CORE BOND FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2009

____________________________________________________________________________________________________________________________________

                                                                                                                      Annualized
                                                                                      Inception         1 Year        Inception
                                                                                        Date            Return         to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                                    11/19/07          3.72%           5.39%
Barclays Capital U.S. Aggregate Bond Index                                             11/19/07          3.13%           4.62%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Institutional Class shares (as reported in the December 9, 2008 prospectus) are 0.96% and 0.71%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Barrow Hanley Core Bond Fund, Institutional Class	Barclays Capital U.S. Aggregate Bond Index
11/19/07	10,000	10,000
03/31/08	10,358	10,313
03/31/09	10,743	10,635

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of March 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	1.9%
Corporate Bonds	42.0%
Mortgage Related	14.2%
U.S. Government Obligations	33.9%
U.S. Treasury Obligations	8.0%

                                                                 90

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

                                            Face                                                                       Face
Description                              Amount (000)    Value (000)       Description                              Amount (000)    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - 41.7%                                                     Corporate Bond - continued
Alltel                                                                     Computer Sciences
   7.000%, 07/01/12                       $      155    $        161          6.500%, 03/15/18                       $      225    $        213
Altria Group                                                                  5.500%, 03/15/13                               45              44
   9.700%, 11/10/18                              205             223       ConocoPhillips
American Express                                                              4.750%, 02/01/14                              465             484
   8.150%, 03/19/38                              100              91       Countrywide Home Loans
American Express Credit, MTN,                                                 4.000%, 03/22/11                               45              40
   5.875%, 05/02/13                              200             176       Covidien International Finance
American General Finance                                                      5.450%, 10/15/12                              105             108
   4.000%, 03/15/11                              290             123       CRH America
Ameriprise Financial                                                          6.000%, 09/30/16                              215             152
   5.350%, 11/15/10                              305             283       Deutsche Telekom International Finance
Amgen                                                                         8.500%, 06/15/10                               95              99
   6.400%, 02/01/39                              230             221       DirecTV Holdings LLC/DirecTV Financing
Anixter                                                                       7.625%, 05/15/16                              165             162
   10.000%, 03/15/14                             145             134       Dominion Resources
ArcelorMittal                                                                 8.875%, 01/15/19                               70              79
   6.125%, 06/01/18                              135              98          5.600%, 11/15/16                               80              77
Archer-Daniels-Midland                                                     Dr Pepper Snapple Group
   6.450%, 01/15/38                               95              95          6.820%, 05/01/18                              135             127
AT&T                                                                       Duke Energy Indiana
   5.100%, 09/15/14                              435             436          6.050%, 06/15/16                              220             223
Bank of New York Mellon                                                    Eaton
   4.950%, 11/01/12                               95              97          5.600%, 05/15/18                              115             108
Bank One                                                                   EI Du Pont de Nemours
   5.900%, 11/15/11                              305             299          5.875%, 01/15/14                              215             227
Bank of America                                                            Eli Lilly
   5.750%, 12/01/17                              345             290          3.550%, 03/06/12                              115             117
Bear Stearns                                                               ERP Operating LP
   7.250%, 02/01/18                               95              98          5.125%, 03/15/16                              185             146
   6.400%, 10/02/17                              310             302       Fannie Mae
Best Buy                                                                      5.125%, 01/02/14                              235             243
   6.750%, 07/15/13                              190             181       General Electric Capital
BP Capital Markets                                                            6.875%, 01/10/39                              200             163
   3.125%, 03/10/12                              165             166       General Electric Capital, MTN,
Cameron International                                                         4.375%, 03/03/12                              225             217
   6.375%, 07/15/18                               95              83       GlaxoSmithKline Capital
Canadian National Railway                                                     6.375%, 05/15/38                              115             116
   5.550%, 03/01/19                               70              72       Goldman Sachs Group
Canadian Natural Resources                                                    6.750%, 10/01/37                               95              64
   6.700%, 07/15/11                              120             122          5.950%, 01/18/18                               80              73
Caterpillar Financial Services, MTN,                                       Hewlett-Packard
   4.850%, 12/07/12                              135             133          6.125%, 03/01/14                              180             192
CIT Group                                                                     4.250%, 02/24/12                              240             247
   4.750%, 12/15/10                              125             101       Home Depot
Citigroup                                                                     5.200%, 03/01/11                              180             181
   6.125%, 11/21/17                              140             121       Hospira
CME Group                                                                     6.050%, 03/30/17                              190             170
   5.400%, 08/01/13                              210             213       International Business Machines
Columbus Southern Power                                                       7.625%, 10/15/18                              200             229
   5.500%, 03/01/13                              285             288       International Lease Finance, MTN,
Comcast                                                                       5.750%, 06/15/11                              180             117
   5.875%, 02/15/18                               90              86       _____________________________________________________________________
   5.300%, 01/15/14                              185             180
_____________________________________________________________________

                                                                 91

OLD MUTUAL BARROW HANLEY CORE BOND FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

                                            Face                                                                       Face
Description                              Amount (000)    Value (000)       Description                              Amount (000)    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - continued                                                 Corporate Bond - continued
International Paper                                                        Southern Power
   7.400%, 06/15/14                       $      110    $         91          6.250%, 07/15/12                       $      355    $        367
Ipalco Enterprises 144A                                                    Time Warner Cable
   7.250%, 04/01/16                              145             128          8.250%, 02/14/14                              170             178
John Deere Capital, MTN,                                                      5.850%, 05/01/17                              215             193
   5.400%, 10/17/11                              290             299       TransCanada Pipelines
Kraft Foods                                                                   7.625%, 01/15/39                              200             198
   6.750%, 02/19/14                              140             151       Tyco Electronics Group
   6.500%, 08/11/17                              135             139          6.550%, 10/01/17                              210             159
Kroger                                                                     Tyco International Finance
   7.500%, 01/15/14                              100             111          8.500%, 01/15/19                              125             129
Lowe's                                                                     Tyson Foods 144A
   6.650%, 09/15/37                               80              79          10.500%, 03/01/14                              70              71
Lubrizol                                                                   Union Electric
   8.875%, 02/01/19                               95              98          6.700%, 02/01/19                              120             114
Marathon Oil                                                               United Technologies
   6.000%, 10/01/17                              135             125          6.125%, 02/01/19                              430             463
Masco                                                                      UnitedHealth Group
   6.125%, 10/03/16                              125              80          5.250%, 03/15/11                              340             343
Merrill Lynch                                                              Valero Energy
   5.450%, 02/05/13                               95              78          9.375%, 03/15/19                               60              62
Merrill Lynch, MTN,                                                           6.625%, 06/15/37                               75              53
   6.875%, 04/25/18                              105              82       Verizon Wireless Capital 144A,
MetLife                                                                       8.500%, 11/15/18                              330             377
   5.375%, 12/15/12                              140             132       Wachovia
MidAmerican Energy Holdings                                                   5.700%, 08/01/13                               80              75
   5.875%, 10/01/12                              225             234       Walgreen
New Cingular Wireless Services                                                5.250%, 01/15/19                              200             201
   8.750%, 03/01/31                              160             175       Wal-Mart Stores
Nisource Finance                                                              6.200%, 04/15/38                              160             162
   10.750%, 03/15/16                              95              96       Washington Mutual Finance
Novartis Capital                                                              6.875%, 05/15/11                              125             114
   4.125%, 02/10/14                              290             296       Waste Management
Pfizer                                                                        7.375%, 03/11/19                              105             107
   4.450%, 03/15/12                              305             313       Westar Energy
Philips Electronics                                                           6.000%, 07/01/14                               70              69
   5.750%, 03/11/18                              100              98       Willis North America
Prudential Financial, MTN,                                                    6.200%, 03/28/17                               90              63
   5.100%, 09/20/14                              155             116       Wisconsin Electric Power
PSEG Power                                                                    6.250%, 12/01/15                              140             152
   7.750%, 04/15/11                               55              58       Wyeth
   6.950%, 06/01/12                              435             445          5.500%, 02/01/14                              365             383
Rogers Communications                                                      Wynn Las Vegas
   6.800%, 08/15/18                              195             195          6.625%, 12/01/14                              100              76
Safeway                                                                    Xcel Energy
   6.250%, 03/15/14                               80              84          5.613%, 04/01/17                              377             357
Schering-Plough                                                                                                                   ______________
   6.750%, 12/01/33                              135             140
Shell International Finance                                                Total Corporate Bond (Cost $18,608)                           17,962
   6.375%, 12/15/38                              220             232       _____________________________________________________________________
Simon Property Group LP
   5.750%, 12/01/15                              115              89       U.S. Government Agency Obligations - 33.7%
SLM, MTN,                                                                  FNMA
   5.375%, 01/15/13                               75              41          6.500%, 09/01/36                              893             942
_____________________________________________________________________         6.500%, 08/01/37                               38              40
                                                                           _____________________________________________________________________

                                                                 92

_____________________________________________________________________      _____________________________________________________________________

                                            Face                                                                       Face
Description                              Amount (000)    Value (000)       Description                              Amount (000)    Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Government Agency Obligations - continued                             Mortgage Related - continued
FNMA - continued                                                           Chase Mortgage Finance, CMO,
   6.000%, 11/01/36                       $      196    $        205          Ser 2006-A1, Cl 2A2 (E)
   6.000%, 12/01/36                              327             342          6.062%, 09/25/36                       $      490    $        234
   6.000%, 08/01/37                              987           1,032       Chase Mortgage Finance, CMO,
   6.000%, 11/01/37                              766             801          Ser 2006-A1, Cl 4A1 (E)
   5.500%, 05/01/23                               75              78          6.038%, 09/25/36                              438             316
   5.500%, 12/01/35                              572             595       Chase Mortgage Finance, CMO,
   5.500%, 01/01/36                              474             493          Ser 2007-A1, Cl 12A2 (E)
   5.500%, 02/01/36                              307             319          5.930%, 03/25/37                              385             191
   5.500%, 04/01/36                               97             101       Citicorp Mortgage Securities, CMO,
   5.500%, 11/01/36                              537             558          Ser 2006-3, Cl 2A1
   5.500%, 11/01/36                              488             508          5.500%, 06/25/21                              296             261
   5.500%, 12/01/36                              896             931       Citigroup Commercial Mortgage Trust,
   5.500%, 08/01/37                              379             394          Ser 2004-C2, Cl A3
   5.500%, 03/01/38                              515             535          4.380%, 10/15/41                              475             414
   5.500%, 06/01/38                              535             555       Citigroup/Deutsche Bank Commercial
   5.000%, 12/01/23                              240             249          Mortgage Trust, CMBS,
   5.000%, 03/01/24                              360             373          Ser 2007-CD5, Cl A4
   5.000%, 03/01/36                              438             453          5.886%, 08/15/17                              690             494
   5.000%, 03/01/38                            1,347           1,392       Countrywide Home Loan Mortgage
   5.000%, 04/01/38                              116             119          Pass Through Trust, CMO,
   5.000%, 05/01/38                              876             905          Ser 2007-18, Cl 1A1
FGLMC                                                                         6.000%, 11/25/37                              599             404
   6.000%, 09/01/37                              343             360       JP Morgan Chase Commercial Mortgage
   6.000%, 12/01/37                              167             174          Securities, CMBS,
   5.500%, 01/01/24                              267             278          Ser 2005-LDP1, Cl A2
   5.500%, 11/01/36                              303             315          4.625%, 03/15/46                              615             579
   5.500%, 12/01/36                              435             452       JP Morgan Chase Commercial Mortgage
   5.000%, 04/01/23                              456             473          Securities, CMBS,
   5.000%, 09/01/35                              530             547          Ser 2004-CBX, Cl A4
                                                       ______________         4.529%, 01/12/37                              150             126
                                                                           JP Morgan Mortgage Trust, CMO,
Total U.S. Government Agency Obligations                                      Ser 2007-S3, Cl 1A90
   (Cost $14,014)                                             14,519          7.000%, 08/25/37                              360             232
_____________________________________________________________________      Morgan Stanley Capital I, CMBS,
                                                                              Ser 2007-IQ14, Cl A4
Mortgage Related - 14.1%                                                      5.692%, 04/15/49                              430             279
Banc of America Mortgage Securities, CMO,                                  Prime Mortgage Trust, CMO,
   Ser 2005-D, Cl 2A4 (E)                                                     Ser 2005-2, Cl 1A3
   4.791%, 05/25/35                              449             412          5.250%, 07/25/20                              490             495
Bear Stearns Commercial Mortgage                                           Wells Fargo Mortgage Backed
   Securities, CMBS,                                                          Securities Trust, CMO,
   Ser 2004-PWR5, Cl A4                                                       Ser 2006-11, Cl A8
   4.831%, 07/11/42                              485             401          6.000%, 09/25/36                              264             210
Bear Stearns Commercial Mortgage                                           Wells Fargo Mortgage Backed
   Securities, CMBS,                                                          Securities Trust, CMO,
   Ser 2005-T20, Cl A2                                                        Ser 2007-7, Cl A1
   5.127%, 10/12/42                              510             475          6.000%, 06/25/37                              443             272
Bear Stearns Commercial Mortgage                                                                                                  ______________
   Securities, CMBS,
   Ser 2006-T22, Cl A2                                                     Total Mortgage Related (Cost $7,357)                          6,084
   5.464%, 04/12/38                              305             289       _____________________________________________________________________
_____________________________________________________________________

                                                                 93

OLD MUTUAL BARROW HANLEY CORE BOND FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________

                                          Face Amount
Description                              (000)/Shares    Value (000)
_____________________________________________________________________

U.S. Treasury Obligations - 8.0%
U.S. Treasury Bond
   4.500%, 05/15/38                       $      810    $        946
U.S. Treasury Notes
   2.750%, 02/15/19                            1,250           1,257
   1.750%, 01/31/14                              330             332
   1.375%, 02/15/12                              900             907
                                                       ______________

Total U.S. Treasury Obligations (Cost $3,391)                  3,442
_____________________________________________________________________

Money Market Fund - 1.9%
Dreyfus Cash Management Fund,
   Institutional Class, 0.761% (A)           810,593             811
                                                       ______________

Total Money Market Fund (Cost $811)                              811
_____________________________________________________________________

Total Investments - 99.4% (Cost $44,181)                      42,818
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.6%                         273
_____________________________________________________________________

Total Net Assets - 100.0%                               $     43,091
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

                                                                 94

OLD MUTUAL CASH RESERVES FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Wellington Management Company, LLP

Performance Highlights

o    For the fiscal year ended March 31, 2009, the Old Mutual Cash Reserves Fund (the "Fund") outperformed its benchmark, the Lipper
     Money Market Funds Average. The Fund's Class Z shares posted a 1.49% return versus a 1.36% return for the benchmark.

o    Fixed income market conditions were volatile during the year. Equity markets plummeted globally and U.S. Treasury yields reached record lows.

o    Throughout the year, Wellington Management Company, LLP extended the average maturity of the Fund and concentrated in higher quality government issues, contributing positively to performance for the year. The average maturity of the Fund was 88 days at
     March 31, 2009.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2009, the Old Mutual Cash Reserves Fund (the "Fund") outperformed its benchmark, the Lipper
     Money Market Funds Average. The Fund's Class Z shares posted a 1.49% return versus a 1.36% return for the benchmark.
     Performance for all share classes can be found on page 96.

Q.   What investment environment did the Fund face during the past year?

A.   Fixed income market conditions were volatile during the year. Equity markets plummeted globally and Treasury yields reached record lows. Investors' appetite for risk remained low for the greater part of the year, as the takeover of Fannie Mae and
     Freddie Mac by the U.S. Government, along with the bankruptcy filing by Lehman Brothers in September 2008, weighed heavily on the credit and other spread markets. Significant actions were taken across the globe by governments attempting to support the global economy through bailouts for the banking, auto and other strategically important industries. Despite the persistence of negative economic news, select sectors of the fixed income markets found some positive momentum, largely related to the increase in government sponsored programs and a re-emergence of risk appetite in March 2009. During the latter part of 2008 there were tentative signs of an economic recovery as numerous government stimulus programs were implemented. Government stimulus programs materialized in many forms including a $787 billion stimulus package, release of the second half of the
     Troubled Asset Relief Program funds, launch and expansion of the Term Asset-Backed Securities Loan Facility and introduction of the Public-Private Investment Program.

Q.   Which market factors influenced the Fund's relative performance?

A.   Short-term bond yields declined significantly during the fiscal year due to concerns about the financial system, economic weakness, and introduction of quantitative easing by the U.S. Federal Reserve Board (the "Fed"). Yields on two-year U.S.
     Treasury notes decreased 0.78% to end the fiscal year at 0.80%. Six-month and one-year London Inter-Bank Offer Rates ("LIBOR")
     both decreased during the fiscal year as six-month LIBOR decreased 0.88% to 1.74%, and one-year LIBOR decreased 0.51% to
     1.97%.

Q.   How did portfolio composition affect Fund performance?

A.   Throughout the year, Wellington Management Company, LLP ("Wellington") extended the average maturity of the Fund and concentrated in higher quality government issues, contributing positively to performance for the year. The average maturity of the Fund was 88 days at March 31, 2009.

Q.   What is the investment outlook for the short-term fixed income market?

A.   Wellington expects volatility to decline from the historic levels reached during 2008 and it expects spread recovery to continue to be concentrated in high quality assets that are being directly or indirectly supported by the government.
     Wellington believes the Fed is likely to keep short-term rates low for a considerable period of time.

                                                                                                                  Cash Reserves Fund

                                                                 95

OLD MUTUAL CASH RESERVES FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                     Annualized      Annualized      Annualized
                                             Inception     7-Day        1 Year         5 Year         10 Year         Inception
                                                Date       Yield        Return         Return          Return          to Date
____________________________________________________________________________________________________________________________________

Class Z                                       04/04/95      0.10%        1.49%          2.81%           2.85%          3.47%
Class A                                       06/04/07      0.10%        1.26%           n/a             n/a           2.36%
Class C with load                             06/04/07      0.10%       (0.38)%          n/a             n/a           1.71%
Class C without load                          06/04/07      0.10%        0.62%           n/a             n/a           1.71%
Institutional Class                           06/04/07      0.10%        1.78%           n/a             n/a           2.85%
Lipper Money Market Funds Average             03/31/95       n/a         1.36%          2.73%           2.81%          3.44%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Adviser has voluntarily agreed to reimburse expenses to the extent necessary to maintain a minimum yield of 0.10% for each share class. The agreement to reimburse expenses is voluntary and may be modified or discontinued by the Adviser at any time. Information about these performance results and the comparative index can be found on pages 1-3.

Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase.
Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the December 9, 2008 Class Z and Institutional Class shares prospectus and in the July 28, 2008 Class A and Class C shares prospectus) are 0.99% and 0.73%; 7.21% and 0.98%; 3.59% and 1.73%; and 1,509.12% and 0.73%, respectively.

Return on a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Cash Reserves Fund, Class Z	Lipper Money Market Funds Average
1 year return	1.49%	1.36%

Past performance is not a guarantee of future results. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares. An investment in the Fund is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the Fund.

Asset Class Weightings as of March 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Certificates of Deposit	6.0%
Commercial Paper	12.7%
Corporate Bonds	2.2%
Repurchase Agreement	17.0%
U.S. Government Obligations	62.1%

                                                                 96

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

                                             Face                                                                       Face
Description                              Amount (000)   Value (000)        Description                              Amount (000)   Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Government Agency Obligations - 62.2%                                 Certificates of Deposit - continued
FHLB (F)                                                                   Svenska Holdings
     0.590%, 08/11/09                     $      500   $        499             0.850%, 05/11/09                     $      400   $        400
     0.588%, 08/19/09                          1,275          1,272        UBS NY
     0.580%, 08/21/09                            500            499             0.600%, 04/13/09                            250            250
     0.580%, 09/09/09                            300            299                                                               ______________
     0.520%, 06/15/09                            500            499
     0.500%, 07/14/09                            700            699        Total Certificates of Deposit (Cost $2,250)                   2,250
     0.450%, 06/25/09                            450            449        _____________________________________________________________________
     0.450%, 07/07/09                            450            449
     0.410%, 07/10/09                            300            300        Commercial Paper (F) - 12.7%
     0.400%, 06/17/09                          1,500          1,499        Cafco
     0.390%, 07/17/09                            600            599             0.750%, 04/13/09                            350            350
     0.300%, 05/06/09                            800            800        Chariot Funding
FHLMC                                                                           0.450%, 04/09/09                            300            300
     6.625%, 09/15/09                            500            514        Ciesco, 144A
     1.044%, 02/04/10, MTN (E)                   275            275             0.750%, 04/08/09                            350            350
     1.000%, 04/14/09 (F)                        600            600        Falcon Asset Securitization
     0.580%, 08/10/09 (F)                      2,075          2,071             0.450%, 04/09/09                            300            300
     0.580%, 09/08/09 (F)                        700            698        General Electric Capital
     0.560%, 08/17/09 (F)                        500            499             0.550%, 06/29/09                            800            799
     0.550%, 07/06/09 (F)                        400            399        Jupiter Securitization
     0.500%, 06/08/09 (F)                        200            200             0.450%, 04/14/09                            400            400
     0.500%, 06/24/09 (F)                        600            599        Kitty Hawk Funding
     0.500%, 07/07/09 (F)                        400            399             0.450%, 04/16/09                            400            400
     0.420%, 09/14/09 (F)                      1,600          1,596        Lloyds TSB
     0.420%, 09/21/09 (F)                        500            499             1.010%, 04/07/09                            400            400
     0.350%, 06/22/09 (F)                        500            500        Park Ave Receivables
FNMA (F)                                                                        0.450%, 04/08/09                            400            400
     0.570%, 08/12/09                          1,400          1,397        Ranger Funding
     0.565%, 08/19/09                          1,000            998             0.520% 05/04/09                             300            300
     0.520%, 07/01/09                          1,400          1,398        Societe Generale
     0.520%, 07/15/09                          1,500          1,498             0.670%, 05/18/09                            400            400
     0.440%, 09/25/09                            400            399        Yorktown Capital
     0.430%, 09/09/09                            400            399             0.450%, 04/07/09                            300            300
     0.420%, 07/02/09                            200            200                                                               ______________
                                                       ______________
Total U.S. Government Agency Obligations                                   Total Commercial Paper (Cost $4,699)                          4,699
     (Cost $23,001)                                          23,001        _____________________________________________________________________
_____________________________________________________________________
                                                                           Corporate Bond - 2.1%
Certificates of Deposit - 6.1%                                             Procter & Gamble, MTN,
BNP Paribas Finance                                                             2.216%, 09/09/09 (E)                        210            210
     0.870%, 04/28/09                            500            500        Procter & Gamble International
Bank of America                                                                 Funding, MTN,
     0.800%, 06/04/09                            300            300             1.484%, 02/08/10 (E)                        210            210
Calyon                                                                     Toyota Motor Credit, MTN,
     1.000%, 05/11/09                            200            200             2.434%, 01/29/10 (E)                        387            387
Canadian Bank                                                                                                                     ______________
     0.910%, 06/08/09                            300            300
DNB Bank                                                                   Total Corporate Bond (Cost $807)                                807
     0.850%, 06/08/09                            300            300        _____________________________________________________________________
_____________________________________________________________________

                                                                 97

OLD MUTUAL CASH RESERVES FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________

                                             Face
Description                              Amount (000)   Value (000)
_____________________________________________________________________

Repurchase Agreement - 17.0%
Deutsche Bank Securities
     0.25%, dated 03/31/09, to be
     repurchased on 04/01/2009,
     repurchase price $6,300,044
     (collateralized by various
     U.S. Government Obligations
     ranging from $642,548 -
     $3,484,618, 5.500% - 7.000%,
     10/01/2035 - 02/01/2038,
     total market value $6,392,762) (G)    $   6,300   $      6,300
                                                       ______________

Total Repurchase Agreement (Cost $6,300)                      6,300
_____________________________________________________________________

Total Investments - 100.1% (Cost $37,057)                    37,057
_____________________________________________________________________

Other Assets and Liabilities, Net - (0.1)%                      (50)
_____________________________________________________________________

Total Net Assets - 100.0%                              $     37,007
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

                                                                 98

OLD MUTUAL DWIGHT HIGH YIELD FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the fiscal year ended March 31, 2009, the Old Mutual Dwight High Yield Fund (the "Fund") outperformed its benchmark, the
     Barclays Capital U.S. Corporate High-Yield Bond Index. The Fund's Institutional Class shares posted a (7.78)% return versus a
     (19.31)% return for the benchmark.

o    The Fund's generally low turnover made it less susceptible to the lack of liquidity, though there was a negative impact upon exiting positions. On the other hand, derivatives were not a component of the Fund. As a result, the turmoil in the derivatives market caused by the collapse of Lehman Brothers, and the ensuing turmoil at other financial market participants, had less of a negative impact on the Fund relative to its peers.

o    The Fund maintained a higher-quality bias throughout 2008 and was significantly underweight CCC rated paper. Dwight Asset
     Management Company LLC believed that the market was underestimating the risk in lower-quality tiers, especially the risk associated with leveraged buyout paper that had dominated the market in recent years. This belief was borne out as BB rated paper outperformed CCC rated paper by over 26% over the course of 2008. In addition, the Fund's shorter duration positions were not as volatile as the overall market. The Fund's sector positioning was also defensive, with overweight allocations to the energy and telecommunications sectors, which performed strongly. The market dislocation in the fall of 2008 provided selective opportunities in convertible bonds, forcing the prices of these bonds lower than non-convertible bonds with similar ratings.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2009, the Old Mutual Dwight High Yield Fund (the "Fund") outperformed its benchmark, the
     Barclays Capital U.S. Corporate High-Yield Bond Index. The Fund's Institutional Class shares posted a (7.78)% return versus a
     (19.31)% return for the benchmark.

Q.   What investment environment did the Fund face during the past year?

A.   The high-yield market held-up relatively well through August 2008, posting positive returns and outperforming many other market sectors, even in the face of troublesome economic news, the collapse of Bear Stearns, and the spike in commodity prices. The high-yield market then declined over 33% during the next three months, as each of September 2008, October 2008, and November
     2008 were worse than any previous month in the history of the high-yield market. Liquidity collapsed, with dealers no longer willing to take on riskier assets. There was essentially no new-issue market, and investors chose to hold on to cash given the uncertainty that gripped the global financial system.

     Government intervention in the financial system succeeded in stabilizing the high-yield sector by mid-December 2008. Fear of the recession and concerns about deflation gradually eased in the first quarter of 2009. The new-issue market slowly started to recover, spreads tightened, and fund flows again began to favor high-yield securities.

Q.   Which market factors influenced the Fund's relative performance?

A.   The market volatility over the period created difficulties as well as opportunities. The collapse of liquidity made relative-value trading difficult. The Fund's generally low turnover made it less susceptible to the lack of liquidity, though there was a negative impact upon exiting positions. On the other hand, derivatives were not a component of the Fund. As a result, the turmoil in the derivatives market caused by the collapse of Lehman Brothers, and the ensuing turmoil at other financial market participants, had less of a negative impact on the Fund relative to its peers.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund maintained a higher-quality bias throughout 2008 and was significantly underweight CCC rated paper. Dwight Asset Management Company LLC ("Dwight") believed that the market was underestimating the risk in lower-quality tiers, especially the risk associated with leveraged buyout paper that had dominated the market in recent years. This belief was borne out as BB rated paper outperformed CCC rated paper by over 26% over the course of 2008. In addition, the Fund's shorter duration positions were not as volatile as the overall market. The Fund's sector positioning was also defensive, with overweight allocations to the energy and telecommunications sectors, which performed strongly. The market dislocation in the fall of 2008 provided selective opportunities in convertible bonds, forcing the prices of these bonds lower than non-convertible bonds with similar ratings.

                                                                                                              Dwight High Yield Fund

                                                                 99

OLD MUTUAL DWIGHT HIGH YIELD FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Top Ten Holdings
as of March 31, 2009

Ford Motor Credit
7.375%, 10/28/09                                                            4.4%
___________________________________________________________________________________

General Cable
1.000%, 10/15/12                                                            3.9%
___________________________________________________________________________________

Alliance One International
11.000%, 05/15/12                                                           3.8%
___________________________________________________________________________________

Qwest Communications
International
3.500%, 11/15/25                                                            3.6%
___________________________________________________________________________________

Syniverse Technologies
7.750%, 08/15/13                                                            3.5%
___________________________________________________________________________________

Peabody Energy
7.875%, 11/01/26                                                            3.5%
___________________________________________________________________________________

Landry's Restaurants
144A, 14.000%, 08/15/11                                                     3.4%
___________________________________________________________________________________

Chattem 7.000%, 03/01/14                                                    3.2%
___________________________________________________________________________________

Belo 6.750%, 05/30/13                                                       3.0%
___________________________________________________________________________________

Denbury Resources
7.500%, 12/15/15                                                            2.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           35.2%
___________________________________________________________________________________

Q.   What is the investment outlook for the high-yield fixed-income market?

A.   At the end of March 2009, most of the high-yield market was trading at distressed levels. Dwight believes these trading levels suggest defaults may rise significantly with minimal recoveries. Dwight believes that significant return opportunities exist in solid companies that are likely to survive the economic slowdown. While Dwight's economic outlook is cautious, it believes the combination of monetary policy and fiscal stimulus may stem the economic decline, and Dwight believes this could result in modest growth during the second half of 2009.

Dwight High Yield Fund

                                                                100

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                      Annualized
                                                                                         Inception      1 Year        Inception
                                                                                           Date         Return         to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                                      11/19/07      (7.78)%         (8.12)%
Barclays Capital U.S. Corporate High-Yield Bond Index                                    11/19/07     (19.31)%        (15.88)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Institutional Class shares (as reported in the December 9, 2008 prospectus) are 1.88% and 0.82%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight High Yield Fund, Institutional Class	Barclays Capital U.S. Corporate High-Yield Bond Index
11/19/07	10,000	10,000
03/31/08	9,661	9,788
03/31/09	8,909	7,898

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of March 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	6.7%
Cash Equivalents	0.5%
Corporate Bonds	89.5%
Mortgage Related	3.3%

                                                                101

OLD MUTUAL DWIGHT HIGH YIELD FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

                                             Face                                                                       Face
Description                              Amount (000)   Value (000)        Description                              Amount (000)   Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - 86.3%                                                     Corporate Bond - continued
Advanta Capital Trust I, Ser B                                             MGM Mirage
     8.990%, 12/17/26                     $      185   $         17             6.625%, 07/15/15                     $       80   $         28
Alliance One International                                                      5.875%, 02/27/14                             90             32
     11.000%, 05/15/12                           371            345        Nisource Finance
Aramark                                                                         10.750%, 03/15/16                           200            203
     8.500%, 02/01/15                            105             97        OPTI Canada
     4.670%, 02/01/15 (E)                        173            132             8.250%, 12/15/14                            250            112
Belden                                                                          7.875%, 12/15/14                            250            109
     7.000%, 03/15/17                            261            214        Peabody Energy
Belo                                                                            7.875%, 11/01/26                            350            312
     6.750%, 05/30/13                            400            270        Provident
Cascades                                                                        7.250%, 03/15/28                            367            246
     7.250%, 02/15/13                            209            117        Pulte Homes
Cenveo 144A,                                                                    8.125%, 03/01/11                             50             49
     10.500%, 08/15/16                           400            225             7.875%, 08/01/11                             50             48
Chattem                                                                    Qwest Communications
     7.000%, 03/01/14                            300            285             International
Chesapeake Energy                                                               3.500%, 11/15/25                            350            323
     6.375%, 06/15/15                            308            260        RH Donnelley (L)
Coleman Cable                                                                   8.875%, 10/15/17                              8              -
     9.875%, 10/01/12                            211            120        RH Donnelley 144A,
Connacher Oil and Gas 144A,                                                     11.750%, 05/15/15                           177             23
     10.250%, 12/15/15                           165             52        Rogers Communications
D.R. Horton                                                                     6.750%, 03/15/15                             50             49
     9.750%, 09/15/10                            150            150        Royal Caribbean Cruises
     7.875%, 08/15/11                            115            110             8.000%, 05/15/10                            245            208
Denbury Resources                                                          Stater Brothers Holdings
     7.500%, 12/15/15                            300            261             8.125%, 06/15/12                            230            227
E*Trade Financial                                                               7.750%, 04/15/15                             18             17
     7.875%, 12/01/15                            261             96        Sun Media
Evraz Group 144A,                                                               7.625%, 02/15/13                            300            171
     9.500%, 04/24/18                            240            133        Syniverse Technologies
Ford Motor Credit                                                               7.750%, 08/15/13                            375            315
     7.375%, 10/28/09                            443            397        Toys R US
Freeport-McMoRan Copper & Gold                                                  7.875%, 04/15/13                             80             28
     8.375%, 04/01/17                            200            187        True Temper Sports (K)(L)
Frontier Communications                                                         8.375%, 09/15/11                            325             46
     9.000%, 08/15/31                            367            252        Valassis Communication
FTI Consulting                                                                  8.250%, 03/01/15                            277            120
     7.750%, 10/01/16                            220            219        Videotron Ltee 144A,
General Cable                                                                   9.125%, 04/15/18                            140            142
     1.000%, 10/15/12                            500            354        Xerox Capital Trust I
GMAC 144A,                                                                      8.000%, 02/01/27                            125             88
     7.000%, 02/01/12                            153            106                                                               ______________
Ipalco Enterprises 144A,
     7.250%, 04/01/16                            240            212        Total Corporate Bond (Cost $10,612)                           8,054
Kansas City Southern                                                       _____________________________________________________________________
     9.375%, 05/01/12                             75             68
Kansas City Southern Railway                                               Asset-Backed Securities - 6.5%
     8.000%, 06/01/15                            125            103        Credit Card - 2.0%
Landry's Restaurants 144A,                                                 Washington Mutual Master Note
     14.000%, 08/15/11                           350            308             Trust 144A, Ser 2007-B1, Cl B1
Mashantucket Pequot Tribe 144A,                                                 4.950%, 03/17/14                            250            187
     8.500%, 11/15/15                            400             68                                                               ______________
_____________________________________________________________________
                                                                           Total Credit Card                                               187
                                                                           _____________________________________________________________________

                                                                 102

_____________________________________________________________________

                                          Face Amount
Description                              (000)/Shares   Value (000)
_____________________________________________________________________

Home Equity - 1.6%
Residential Funding Mortgage
     Securities II, Ser 2005-HI3,
     Cl A2 5.090%, 09/25/35               $       37   $         36
Residential Funding Mortgage
     Securities II, Ser 2006-HSA2,
     Cl AI2 (E) 5.496%, 03/25/36                 139            109
                                                       ______________

Total Home Equity                                               145
_____________________________________________________________________

Other - 2.9%
Countrywide Asset-Backed
     Certificates, Ser 2003-2,
     Cl M2 (E) 2.996%, 03/26/33                  245             65
Superior Wholesale Inventory
     Financing Trust,
     Ser 2004-A10, Cl A (E)
     0.656%, 09/15/11                            250            210
                                                       ______________

Total Other                                                     275
                                                       ______________

Total Asset-Backed Securities (Cost $815)                       607
_____________________________________________________________________

Mortgage Related - 3.2%
Deutsche ALT-A Securities Inc
     Alternate Loan Trust CMO,
     Ser 2007-RMP1,
     Cl A1B (E) 0.642%, 12/25/36                 201            196
Granite Master Issuer CMO,
     Ser 2007-1, Cl 2A1 (E)
     0.615%, 12/20/54                            146             99
                                                       ______________

Total Mortgage Related (Cost $320)                              295
_____________________________________________________________________

Money Market Fund - 0.5%
Dreyfus Cash Management Fund,
     Institutional Class, 0.761% (A)          43,498             43
                                                       ______________

Total Money Market Fund (Cost $43)                               43
_____________________________________________________________________

Total Investments - 96.5% (Cost $11,790)                      8,999
_____________________________________________________________________

Other Assets and Liabilities, Net - 3.5%                        327
_____________________________________________________________________

Total Net Assets - 100.0%                              $      9,326
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

                                                                 103

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the fiscal year ended March 31, 2009, the Old Mutual Dwight Intermediate Fixed Income Fund (the "Fund") outperformed its benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index. The Fund's Class Z shares posted a 3.97% return versus a 3.39% return for the benchmark.

o    Commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS") spreads tightened in the second quarter of
     2008, and the Fund's overweight position in these sectors contributed positively to performance. These early gains that accrued to the Fund as a result of its overweight position in structured risk assets were given back in the third quarter of 2008 when deteriorating economic fundamentals caused spreads in CMBS and ABS markets to widen, detracting from performance. On the positive side, the Fund benefited in the third quarter of 2008 from its overweight to agency mortgage-backed securities
     ("MBS"), as the sector rallied following the U.S. government action to put Fannie Mae and Freddie Mac into conservatorship.

o    When credit markets stabilized in the first quarter of 2009, the Fund benefited from its overweight position to agency MBS. The
     Fund also benefited from its exposure to the ABS sector, as the official launch of the Term Asset- Backed Securities Loan
     Facility program led to both spread tightening and new issuance. Exposure to CMBS hurt Fund performance, however, as several factors weighed heavily on the sector during the first quarter of 2009.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2009, the Old Mutual Dwight Intermediate Fixed Income Fund (the "Fund") outperformed its benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index (the "Index"). The Fund's Class Z shares posted a 3.97%
     return versus a 3.39% return for the benchmark. Performance for all share classes can be found on page 106.

Q.   What investment environment did the Fund face during the past year?

A.   Investors spent the first few months of this historic twelve-month period cautiously optimistic that the collapse of Bear
     Stearns in mid-March 2008 was the type of capitulation event that preludes a market bottom. Volatility remained elevated throughout the summer, but fears of another acute spike in systemic risk were put aside as investors remained interested in risk assets as a means of offsetting the lingering inflation fears kept alive in the second quarter of 2008 by resilient commodity markets. These fears ultimately proved to be a distraction for investors. Continued weakness in domestic housing and labor markets finally gave way to a global contagion of fear and panic in the fall of 2008 that virtually shut down credit markets. Asset prices declined indiscriminately, creating the need for several major financial institutions to be stabilized by the U.S. government.

     Government intervention in the financial markets did little to abate the deepening recession in the first three months of 2009.
     Real gross domestic product was estimated to have contracted 5% in the first quarter of 2009, while the unemployment rate increased to 8.5% in March 2009, up from 7.2% at the end of 2008. Consequently, the U.S. government and the U.S. Federal
     Reserve Board (the "Fed") were forced to engineer unprecedented policy responses in the first quarter of 2009 in order to help stabilize the economy.

Q.   Which market factors influenced the Fund's relative performance?

A.   The global meltdown that defined the third and fourth quarters of 2008 put renewed pressure on the commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS") positions in the Fund, causing the Fund to underperform in both quarters. Widespread deleveraging on behalf of banks and insurance companies caused even some of the highest quality bonds in the CMBS sector to trade as low as fifty cents on the dollar. In the ABS market, accelerated home price declines and rising delinquencies sparked new fears that structural credit enhancements may not be sufficient to cover losses on some of the highest rated securities.

Q.   How did portfolio composition affect Fund performance?

A.   The absence of another systemic shock like the collapse of Bear Stearns lifted U.S. Treasury yields off of their multi-year lows in the second quarter of 2008. By being modestly short duration relative to the Index, the Fund's positioning contributed positively to performance during this brief lapse in risk aversion. Concurrently, CMBS and ABS spreads tightened in the second quarter of 2008, and the Fund's overweight position in these sectors contributed positively to performance. These early gains that accrued to the fund as a result of its overweight position in structured risk assets were given back in the third quarter of 2008 when deteriorating economic fundamentals caused spreads in CMBS and ABS markets to widen, detracting from performance.
     On the positive side, the Fund benefited in the third quarter of 2008 from its overweight to agency mortgage-backed securities
     ("MBS"), as the sector rallied following the U.S. government action to put Fannie Mae and Freddie Mac into conservatorship.

Dwight Intermediate Fixed Income Fund

                                                                 104

Top Ten Holdings
as of March 31, 2009*

U.S. Treasury Note
0.875%, 02/28/11                                                            5.5%
___________________________________________________________________________________

U.S. Treasury Note
0.875%, 03/31/11                                                            4.8%
___________________________________________________________________________________

FNMA
5.875%, 09/01/37                                                            4.7%
___________________________________________________________________________________

FHLMC Gold
4.500%, 05/01/23                                                            4.0%
___________________________________________________________________________________

FNMA
4.500%, 02/01/35                                                            3.8%
___________________________________________________________________________________

U.S. Treasury Note
1.750%, 03/31/14                                                            2.8%
___________________________________________________________________________________

FHLMC Gold
5.500%, 12/01/36                                                            2.6%
___________________________________________________________________________________

U.S. Treasury Note
3.750%, 11/15/18                                                            2.5%
___________________________________________________________________________________

FHLMC Gold
5.500%, 04/01/38                                                            2.0%
___________________________________________________________________________________

FHLMC Gold
5.500%, 05/01/37                                                            1.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           34.6%
___________________________________________________________________________________

* Excludes short-term money market fund.

     When credit markets stabilized in the first quarter of 2009, the Fund benefited from its overweight position to agency MBS. The
     Fed announced at year-end 2008 that it would begin a program to purchase $500 billion in agency MBS, which led to a market rally that was sustained later in the first quarter of 2009 by news that the Fed would extend the program through the end of
     2009. The Fund also benefited from its exposure to the ABS sector, as the official launch of the Term Asset-Backed Securities
     Loan Facility program led to both spread tightening and new issuance. Exposure to CMBS hurt Fund performance, however, as several factors weighed heavily on the sector during the first quarter of 2009. These stress factors included the massive consolidation among financial services firms, a reversal of consumer spending habits hitting retailers and a significant decline in business and vacation travel.

Q.   What is the investment outlook for the fixed-income market?

A.   Dwight Asset Management Company LLC ("Dwight") believes the economy is headed for a turn this summer, but characterizes its view as cautiously optimistic. Dwight believes that once the economy turns, economic growth will likely remain constrained for at least two years and possibly longer. Dwight points out that any pick-up in economic activity should be weighed against longer term concerns about the public deficit and the debt outlook for the country. Dwight believes there may be a risk of politics overriding prudence when it comes time for the Fed, the U.S. Treasury, and the Federal Deposit Insurance Corporation
     to unwind their economic support policies.

     In this environment, Dwight's investment stance regarding agency MBS, CMBS, and ABS remains largely unchanged. Dwight plans to maintain the Fund's current overweight to agency MBS until the Fed indicates a plan to slow its purchases. Furthermore, Dwight plans to maintain an overweight to the CMBS sector as a relative value investment, favoring the highest tiers of the credit spectrum and seasoned securities that exhibit robust underwriting standards. Dwight plans to maintain a defensive posture in consumer related ABS, favoring top-tier, AAA-rated assets with low spread duration, while focusing on structural credit enhancements that it believes can support even extreme loss scenarios.

     Dwight transitioned from a modest underweight to a modest overweight position in the corporate sector during the first quarter of 2009, continuing to focus on higher quality credits that it believes have been unduly punished by the current market environment and that are well positioned to manage through a difficult economic landscape. Despite negative macroeconomic headwinds, lower earnings and higher defaults, Dwight believes high yield securities will likely trade with a positive bias for the balance of the year. Given compensatory market spreads and its view that the economy will begin to recover in the second half of 2009, Dwight may look to increase spread duration and reach a bit lower in the credit spectrum. Dwight will reassess this strategy, however, if the primary market fails to reopen, economic fundamentals fail to improve, or if there is another wave of financial deleveraging.

                                                                                               Dwight Intermediate Fixed Income Fund

                                                                 105

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                      Annualized      Annualized
                                                                          Inception      1 Year         5 Year        Inception
                                                                            Date         Return         Return         to Date
____________________________________________________________________________________________________________________________________

Class Z                                                                    07/31/03        3.97%         4.37%          4.95%
Class A with load                                                          07/31/03       (1.20)%        3.15%          3.83%
Class A without load                                                       07/31/03        3.75%         4.15%          4.73%
Class C with load                                                          07/31/03        2.01%         3.37%          3.92%
Class C without load                                                       07/31/03        2.97%         3.37%          3.92%
Institutional Class                                                        12/20/06 (1)    4.07%          n/a           5.05%
Barclays Capital U.S. Intermediate Aggregate Bond Index                    07/31/03        3.39%         4.15%          4.62%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 4.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the December 9, 2008 Class Z and Institutional
Class shares prospectus and in the July 28, 2008 Class A and Class C shares prospectus) are 1.81% and 0.60%; 4.73% and 0.85%; 7.94%
and 1.60%; and 0.60% and 0.52%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight Intermediate Fixed Income Fund, Class Z	Barclays Capital Intermediate U.S. Aggregate Bond Index
7/31/03	10,000	10,000
3/31/04	10,619	10,542
3/31/05	11,013	10,635
3/31/06	11,311	10,881
3/31/07	11,988	11,588
3/31/08	12,648	12,496
3/31/09	13,149	12,919

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2003 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of March 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	6.9%
Cash Equivalents	12.5%
Corporate Bonds	18.1%
Mortgage Related	8.1%
U.S. Government Obligations	32.7%
U.S. Treasury Obligations	21.7%

                                                                 106

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

                                             Face                                                                       Face
Description                              Amount (000)   Value (000)        Description                              Amount (000)   Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Government Agency Obligations - 31.9%                                 U.S. Treasury Obligations - continued
FNMA                                                                       U.S. Treasury Inflation Indexed Bond
     6.001%, 10/01/36 (E)                 $       54   $         56             2.375%, 01/15/25 (J)                 $      260   $        303
     6.000%, 02/01/23                             74             78             2.000%, 01/15/14 (J)                        520            612
     6.000%, 10/01/37 (I)                        144            149             2.000%, 07/15/14 (J)                        520            601
     5.875%, 09/01/37 (E)                      3,361          3,492        U.S. Treasury Notes
     5.500%, 03/01/20                            113            118             3.750%, 11/15/18                          1,739          1,896
     5.500%, 04/01/21                             71             74             2.750%, 02/15/19                             75             75
     5.500%, 11/01/21                             97            102             2.000%, 11/30/13                              5              5
     5.500%, 02/01/24                            116            121             1.875%, 02/28/14                            205            207
     5.500%, 11/01/36                            786            817             1.750%, 11/15/11                             50             51
     5.000%, 03/01/20                             65             68             1.750%, 01/31/14                          1,180          1,188
     5.000%, 04/01/23                            379            393             1.750%, 03/31/14                          2,100          2,107
     5.000%, 09/01/35                            712            737             1.500%, 12/31/13                          1,445          1,441
     4.500%, 02/01/35 (M)                      2,775          2,839             1.375%, 03/15/12                             53             53
FNMA TBA                                                                        0.875%, 02/28/11                          4,100          4,108
     5.500%, 04/15/34                            120            125             0.875%, 03/31/11                          3,600          3,605
FHLMC                                                                                                                             ______________
     5.916%, 12/01/36 (E)                        574            597
     5.849%, 01/01/37 (E)                        784            813        Total U.S. Treasury Obligations (Cost $16,174)               16,307
     5.230%, 04/01/37 (E)                        602            620        _____________________________________________________________________
FHLMC Gold
     5.500%, 09/01/17                             66             70        Corporate Bonds - 17.7%
     5.500%, 08/01/20                            155            163        Abbott Laboratories
     5.500%, 02/01/21                            299            312             5.125%, 04/01/19                            130            131
     5.500%, 02/01/21                             38             40        Ahold Finance USA
     5.500%, 05/01/21                             89             93             6.250%, 05/01/09                            319            318
     5.500%, 09/01/21                            253            265        Alliance One International
     5.500%, 04/01/22                            381            397             11.000%, 05/15/12                           229            213
     5.500%, 06/01/22                              3              4        Allied Waste North America
     5.500%, 12/01/36                          1,858          1,930             6.125%, 02/15/14                             66             62
     5.500%, 05/01/37                          1,393          1,447        Anheuser-Busch InBev Worldwide
     5.500%, 08/01/37                            132            137             144A, 7.750%, 01/15/19                      490            489
     5.500%, 12/01/37                            437            454        AT&T
     5.500%, 01/01/38                            189            196             5.800%, 02/15/19                            250            245
     5.500%, 04/01/38                          1,433          1,489        Barrick Gold
     5.500%, 09/01/38                            147            153             6.950%, 04/01/19                             55             55
     5.000%, 07/01/21                            598            622        Belo
     5.000%, 11/01/21                             23             24             6.750%, 05/30/13                            143             97
     5.000%, 05/01/22                            331            343        BHP Billiton Finance USA
     5.000%, 12/01/34                            337            349             6.500%, 04/01/19                            135            137
     5.000%, 12/01/35                            348            360        Bottling Group
     4.500%, 05/01/23                          1,264          1,302             6.950%, 03/15/14                             73             83
     4.500%, 05/01/23                          2,950          3,039        BP Capital Markets
GNMA                                                                            3.125%, 03/10/12                            247            248
     6.500%, 09/20/38                             85             90        Capital One Financial, MTN,
                                                       ______________           1.573%, 09/10/09 (E)                        132            128
Total U.S. Government Agency Obligations                                   Carnival
     (Cost $23,318)                                          24,478             0.500%, 04/29/33 (H)                         65             42
_____________________________________________________________________      CBG Florida REIT 144A,
                                                                                7.114%, 05/29/49                             60              3
U.S. Treasury Obligations - 21.3%                                          Cisco Systems
U.S. Cash Management Bill -                                                     4.950%, 02/15/19                             68             67
     Reopening (B)(C)                                                      Citigroup
     0.300%, 06/04/09                             55             55             5.850%, 07/02/13                            400            358
_____________________________________________________________________      D.R. Horton
                                                                                9.750%, 09/15/10                             60             60
                                                                                4.875%, 01/15/10                            119            116
                                                                           _____________________________________________________________________

                                                                 107

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

                                             Face                                                                       Face
Description                              Amount (000)   Value (000)        Description                              Amount (000)   Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - continued                                                Corporate Bonds - continued
Denbury Resources                                                          Regions Bank/Birmingham
     9.750%, 03/01/16                     $      186   $        180             7.500%, 05/15/18                     $      250   $        223
DP World Sukuk 144A,                                                       Royal Caribbean Cruises
     6.250%, 07/02/17                            560            323             8.000%, 05/15/10                            282            240
Embarq                                                                     Safeway
     7.082%, 06/01/16                            560            504             6.250%, 03/15/14                            228            239
Enterprise Products Operating                                              Simon Property Group LP
     9.750%, 01/31/14                            280            308             10.350%, 04/01/19                           163            158
EvrazSecurities                                                            Southern California Edison
     10.875%, 08/03/09                           200            204             4.150%, 09/15/14                            116            118
Freeport-McMoRan Copper & Gold                                             SunTrust Bank
     8.375%, 04/01/17                            148            138             7.250%, 03/15/18                            548            528
General Cable                                                              SUPERVALU
     1.000%, 10/15/12                            264            187             7.875%, 08/01/09                            106            106
General Electric Capital, MTN,                                             Tengizchevroil Finance SARL 144A,
     5.720%, 08/22/11                            305            294             6.124%, 11/15/14                            472            372
Goodyear Tire & Rubber                                                     Textron Financial
     6.318%, 12/01/09 (E)                        317            303             5.125%, 11/01/10                            227            170
Halliburton                                                                Textron Financial, MTN,
     6.150%, 09/15/19                            171            174             4.600%, 05/03/10                             72             58
Illinois Tool Works 144A,                                                  Valassis Communication
     6.250%, 04/01/19                            180            181             8.250%, 03/01/15                             20              9
Ingersoll-Rand Global Holding                                              Verizon Wireless Capital 144A,
     9.500%, 04/15/14                             95             95             5.550%, 02/01/14                            375            375
John Deere Capital, MTN,                                                   Waste Management
     5.250%, 10/01/12                            225            227             6.375%, 03/11/15                             90             90
Kansas City Southern                                                       WEA Finance 144A,
     9.375%, 05/01/12                             99             90             7.125%, 04/15/18                            575            449
M&I Marshall & Ilsley Bank                                                 Wells Fargo
     5.150%, 02/22/12                            585            514             4.375%, 01/31/13                            407            379
Macy's Retail Holdings                                                     WR Berkley
     6.300%, 04/01/09                            151            151             5.600%, 05/15/15                             50             41
Manufacturers & Traders Trust                                              Xcel Energy
     6.625%, 12/04/17                            225            200             5.613%, 04/01/17                            293            277
National City Bank                                                         Xerox
     1.654%, 06/07/17 (E)                        550            339             5.500%, 05/15/12                            270            234
Natixis 144A,                                                              Xstrata Finance Canada 144A,
     10.000%, 04/29/49 (E)                       450            135             5.500%, 11/16/11                             55             46
New Albertsons                                                             XTO Energy
     7.500%, 02/15/11                             45             45             5.750%, 12/15/13                            169            171
     6.950%, 08/01/09                            119            119                                                               ______________
Nisource Finance
     10.750%, 03/15/16                            61             62        Total Corporate Bonds (Cost $14,600)                         13,542
Pacificorp                                                                 _____________________________________________________________________
     5.500%, 01/15/19                            105            107
Pfizer                                                                     Mortgage Related - 7.9%
     5.350%, 03/15/15                            325            343        Adjustable Rate Mortgage Trust, CMO,
Philip Morris International                                                     Ser 2004-4, Cl 3A1 (E)
     6.875%, 03/17/14                            305            330             5.327%, 03/25/35                             11              8
PNC Bank NA                                                                Banc of America Commercial
     6.000%, 12/07/17                            565            519             Mortgage, CMBS,
Progress Energy                                                                 Ser 2001-1, Cl A2
     7.050%, 03/15/19                            105            107             6.503%, 04/15/36                            464            459
Qwest Communications International                                         Banc of America Commercial
     3.500%, 11/15/25                            247            228             Mortgage, CMBS,
_____________________________________________________________________           Ser 2001-PB1, Cl A2 (M)
                                                                                5.787%, 05/11/35                            452            440
                                                                           _____________________________________________________________________

                                                                 108

_____________________________________________________________________      _____________________________________________________________________

                                             Face                                                                       Face
Description                              Amount (000)   Value (000)        Description                              Amount (000)   Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Mortgage Related - continued
Banc of America Commercial                                                 Merrill Lynch/Countrywide Commercial
     Mortgage, CMBS,                                                            Mortgage Trust, CMBS,
     Ser 2004-5, Cl A4 (E)                                                      Ser 2006-4, Cl A1 (E) (M)
     4.936%, 11/10/41                     $      746   $        580             3.642%, 12/12/49                     $       49   $         48
Banc of America Commercial                                                 MLCC Mortgage Investors, CMO,
     Mortgage, CMBS,                                                            Ser 2005-A, Cl A1 (E) (M)
     Ser 2005-6, Cl A4 (E)                                                      0.752%, 03/25/30                             15             10
     5.180%, 09/10/47                          1,000            769        Morgan Stanley Capital I, CMBS,
Bear Stearns Commercial Mortgage                                                Ser 2005-HQ7, Cl A1 (M)
     Securities, CMBS,                                                          3.864%, 11/14/42                             16             16
     Ser 1999-WF2, Cl A2 (M)                                               Morgan Stanley Dean Witter
     7.080%, 07/15/31                             28             28             Capital I, CMBS,
Crusade Global Trust, CMO,                                                      Ser 2002-HQ, Cl A3 (M)
     Ser 2003-2, Cl A (E) (M)                                                   6.510%, 04/15/34                             57             57
     1.499%, 09/18/34                             40             37        PNC Mortgage Acceptance, CMBS,
CS First Boston Mortgage Securities, CMBS,                                      Ser 2001-C1, Cl A2 (M)
     Ser 1997-C2, Cl D                                                          6.360%, 03/12/34                            725            728
     7.270%, 01/17/35                            286            289        Protective Finance 144A, CMBS,
DLJ Commercial Mortgage, CMBS,                                                  Ser 2007-PLA, Cl A1
     Ser 2000-CF1, Cl A4 (M)                                                    5.325%, 03/14/38                            966            953
     8.020%, 06/10/33                             50             48        Wachovia Bank Commercial
FHLMC Multifamily Structured Pass                                               Mortgage Trust, CMBS,
     Through Certificates, CMBS,                                                Ser 2005-C20, Cl AMFX (E) (M)
     K001, ClA3 (E)(M)                                                          5.179%, 07/15/42                             80             41
     5.469%, 01/25/12                             34             35        Wells Fargo Mortgage Backed
GS Mortgage Securities Corp II, CMBS,                                           Securities Trust, CMO,
     Ser 2004-GG2, Cl A4                                                        Ser 2005-AR10, Cl 2A2 (E)
     4.964%, 08/10/38                            555            489             4.191%, 06/25/35                             38             28
JP Morgan Chase Commercial                                                                                                        ______________
     Mortgage Securities, CMBS,
     Ser 2001-CIB2, Cl D (E) (M)                                           Total Mortgage Related (Cost $7,158)                          6,054
     6.847%, 04/15/35                            150            150        _____________________________________________________________________
JP Morgan Chase Commercial
     Mortgage Securities, CMBS,                                            Asset-Backed Securities - 6.8%
     Ser 2004-C2, Cl A1                                                    Automobile - 2.7%
     4.278%, 05/15/41                            174            174        Ford Credit Auto Owner Trust,
JP Morgan Chase Commercial                                                      Ser 2008-A, Cl A3B (E)
     Mortgage Securities, CMBS,                                                 1.356%, 04/15/12                            990            927
     Ser 2004-CB9, Cl A1 (E) (M)                                           USAA Auto Owner Trust,
     3.475%, 06/12/41                             16             16             Ser 2008-1, Cl A3
JP Morgan Chase Commercial                                                      4.160%, 04/16/12                          1,125          1,134
     Mortgage Securities, CMBS,                                                                                                   ______________
     Ser 2005-CB13, Cl A1 (M)
     3.635%, 01/12/43                             15             14        Total Automobile                                              2,061
LB Commercial Conduit Mortgage                                             _____________________________________________________________________
     Trust, CMBS,
     Ser 1999-C1, Cl A2 (M)                                                Credit Card - 1.5%
     6.780%, 06/15/31                             11             11        Capital One Multi-Asset Execution Trust,
LB-UBS Commercial Mortgage Trust, CMBS,                                         Ser 2007-A9, Cl A9
     Ser 2001-C2, Cl A2 (M)                                                     4.950%, 08/15/12                            400            402
     6.653%, 11/15/27                             80             81        Chase Issuance Trust,
LB-UBS Commercial Mortgage Trust, CMBS,                                         Ser 2005-A7, Cl A7
     Ser 2005-C7, Cl AM                                                         4.550%, 03/15/13                            750            754
     5.263%, 11/15/40                          1,000            499                                                               ______________
Merrill Lynch Mortgage Trust, CMBS,
     Ser 2004-BPC1, Cl AJ (E)                                              Total Credit Card                                             1,156
     4.922%, 10/12/41                            100             46        _____________________________________________________________________
_____________________________________________________________________
                                                                           Home Equity Loans - 1.0%
                                                                           CIT Group Home Equity Loan Trust,
                                                                                Ser 2002-1, Cl AF5 (H) (M)
                                                                                6.710%, 02/25/33                              4              2
                                                                           _____________________________________________________________________

                                                                 109

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

                                             Face                                                                       Face
Description                              Amount (000)   Value (000)        Description                              Amount (000)   Value (000)
_____________________________________________________________________      _____________________________________________________________________

Home Equity Loans - continued                                              Other - continued
Equivantage Home Equity Loan Trust,                                        Peco Energy Transition Trust,
     Ser 1996-3, Cl A3 (M)                                                      Ser 2001-A, Cl A1
     7.700%, 09/25/27                     $        7   $          6             6.520%, 12/31/10                     $      405   $        424
HFC Home Equity Loan                                                       People's Financial Realty Mortgage
     Asset Backed Certificates,                                                 Securities Trust,
     Ser 2006-2, Cl A1 (E) (M)                                                  Ser 2006-1, Cl 1A1 (E) (M)
     0.695%, 03/20/36                             80             55             0.592%, 09/25/36                             17             16
Indymac Home Equity Loan                                                   RAAC Series,
     Asset-Backed Trust,                                                        Ser 2006-SP2, Cl A1 (E) (M)
     Ser 2001-A, Cl AF6 (E) (M)                                                 0.592%, 02/25/36                              3              3
     6.537%, 11/25/30                              3              1        TXU Electric Delivery Transition Bond,
Renaissance Home Equity Loan Trust,                                             Ser 2004-1, Cl A2
     Ser 2007-1, Cl AF2 (H)                                                     4.810%, 11/17/14                            425            438
     5.512%, 04/25/37                             65             43                                                               ______________
Renaissance Home Equity Loan Trust,
     Ser 2007-3, Cl AF2 (H)                                                Total Other                                                   1,230
     6.998%, 09/25/37                            145            104                                                               ______________
Residential Asset Securities,
     Ser 2001-KS3, Cl AI6 (E) (M)                                          Total Asset-Backed Securities (Cost $5,386)                   5,211
     5.960%, 09/25/31                             24             18        _____________________________________________________________________
Soundview Home Equity Loan Trust,
     Ser 2006-OPT3, Cl 2A2 (E) (M)                                         Money Market Fund - 12.2%
     0.632%, 06/25/36                             32             29        Dreyfus Cash Management Fund,
Terwin Mortgage Trust,                                                          Institutional Class, 0.761% (A)       9,359,012          9,359
     Ser 2005-14HE, Cl AF2 (H) (M)                                                                                                ______________
     4.849%, 08/25/36                            117             89
Wells Fargo Home Equity Trust,                                             Total Money Market Fund (Cost $9,359)                         9,359
     Ser 2004-2, Cl AI3 (E)                                                _____________________________________________________________________
     3.970%, 05/25/34                            449            417
                                                       ______________      Total Investments - 97.8% (Cost $75,995)                     74,951
                                                                           _____________________________________________________________________
Total Home Equity Loans                                         764
_____________________________________________________________________      Other Assets and Liabilities, Net - 2.2%                      1,722
                                                                           _____________________________________________________________________
Other - 1.6%
Aircraft Certificate Owner Trust 144A,                                     Total Net Assets - 100.0%                                   $76,673
     Ser 2003-1A, Cl D                                                     _____________________________________________________________________
     6.455%, 09/20/22                             44             48
Countrywide Asset-Backed Certificates,                                     For descriptions of abbreviations and footnotes, please refer to
     Ser 2003-2, Cl M2 (E) (M)                                             page 117.
     2.996%, 03/26/33                             13              3
Countrywide Asset-Backed Certificates,                                     The Fund had the following futures contracts open as of
     Ser 2003-5, Cl MF2 (E)                                                March 31, 2009:
     5.959%, 11/25/33                             44             20
Countrywide Asset-Backed Certificates,                                                                                              Unrealized
     Ser 2005-7, Cl AF6 (E)                                                                                 Contract               Appreciation
     4.693%, 10/25/35                             37             22                               Number of  Value    Expiration  (Depreciation)
Fannie Mae Whole Loan,                                                     Contract Description   Contracts  (000)       Date         (000)
     Ser 2002-W11, Cl AF5 (H)                                              ______________________ _________ ________ ____________ ______________
     5.478%, 11/25/32                             11             11
JP Morgan Mortgage Acquisition,                                            5 Year U.S. Treasury
     Ser 2006-FRE2, Cl A3 (E) (M)                                               Note - Long          52      $6,176    June 2009      $ 92
     0.649%, 02/25/36                             67             54        10 Year U.S. Treasury
Oil and Gas Royalty Trust 144A,                                                 Note - Short        (13)     (1,613)   June 2009       (39)
     Ser 2005-1A, Cl A                                                     U.S. Long
     5.090%, 07/28/12                            192            191             Bond - Short         (8)     (1,038)   June 2009       (31)
_____________________________________________________________________                                                                 _____

                                                                                                                                      $ 22
                                                                           _____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                          110

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the fiscal year ended March 31, 2009, the Old Mutual Dwight Short Term Fixed Income Fund (the "Fund") underperformed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasuries Index (the "Index"). The Fund's Class Z shares posted a 1.45% return versus a 3.61% return for the benchmark.

o    Commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS") spreads tightened in the second quarter of
     2008, and the Fund's overweight position in these sectors contributed positively to performance. These early gains that accrued to the Fund as a result of its overweight position in structured risk assets were given back in the third quarter of 2008 when deteriorating economic fundamentals caused spreads in CMBS and ABS markets to widen, detracting from performance. On the positive side, the Fund benefited in the third quarter of 2008 from its overweight to agency mortgage-backed securities, as the sector rallied following the U.S. government action to put Fannie Mae and Freddie Mac into conservatorship.

o    When credit markets stabilized in the first quarter of 2009, the Fund outperformed the Index due to its allocation to non-Treasury and non-agency sectors. The Fund also benefited from its exposure to the ABS sector, as the official launch of the
     Term Asset-Backed Securities Loan Facility program led to both spread tightening and new issuance. Exposure to CMBS helped Fund performance despite several factors weighed heavily on the sector during the first quarter of 2009. The Fund benefited from its exposure to investment grade corporate bonds.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2009, the Old Mutual Dwight Short Term Fixed Income Fund (the "Fund") underperformed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasuries Index (the "Index"). The Fund's Class Z shares posted a 1.45% return versus a 3.61% return for the benchmark. Performance for all share classes can be found on page 113.

Q.   What investment environment did the Fund face during the past year?

A.   Investors spent the first few months of this historic twelve-month period cautiously optimistic that the collapse of Bear
     Stearns in mid-March 2008 was the type of capitulation event that preludes a market bottom. Volatility remained elevated throughout the summer, but fears of another acute spike in systemic risk were put aside as investors remained interested in risk assets as a means of offsetting the lingering inflation fears kept alive in the second quarter of 2008 by resilient commodity markets. These fears ultimately proved to be a distraction for investors. Continued weakness in domestic housing and labor markets finally gave way to a global contagion of fear and panic in the fall of 2008 that virtually shut down credit markets. Asset prices declined indiscriminately, creating the need for several major financial institutions to be stabilized by the U.S. government.

     Government intervention in the financial markets did little to abate the deepening recession in the first three months of 2009.
     Real gross domestic product was estimated to have contracted 5% in the first quarter of 2009, while the unemployment rate increased to 8.5% in March 2009, up from 7.2% at the end of 2008. Consequently, the U.S. government and the U.S. Federal
     Reserve Board (the "Fed") were forced to engineer unprecedented policy responses in the first quarter of 2009 in order to help stabilize the economy.

Q.   Which market factors influenced the Fund's relative performance?

A.   The global meltdown that defined the third and fourth quarters of 2008 put renewed pressure on the commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS") positions in the Fund, causing the Fund to underperform in both quarters. Widespread deleveraging on behalf of banks and insurance companies caused even some of the highest quality bonds in the CMBS sector to trade as low as fifty cents on the dollar. In the ABS market, accelerated home price declines and rising delinquencies sparked new fears that structural credit enhancements may not be sufficient to cover losses on some of the highest rated securities.

Q.   How did portfolio composition affect Fund performance?

A.   The absence of another systemic shock like the collapse of Bear Stearns lifted U.S. Treasury yields off of their multi-year lows in the second quarter of 2008. By being modestly short duration relative to the Index, the Fund's positioning contributed positively to performance during this brief lapse in risk aversion. Concurrently, CMBS and ABS spreads tightened in the second quarter of 2008, and the Fund's overweight position in these sectors contributed positively to performance. These early gains that accrued to the Fund as a result of its overweight position in structured risk assets were given back in the third quarter of 2008 when deteriorating economic fundamentals caused spreads in CMBS and ABS markets to widen, detracting from performance.
     On the positive side, the Fund benefited in the third quarter of 2008 from its overweight to agency mortgage-backed securities
     ("MBS"), as the sector rallied following the U.S. government action to put Fannie Mae and Freddie Mac into conservatorship.

     When credit markets stabilized in the first quarter of 2009, the Fund outperformed the Index due to its allocation to non-Treasury and non-agency sectors. In the MBS market, the Fed announced at year-end 2008 that it would begin a program to purchase $500 billion in agency MBS, which led to a market rally that was sustained

                                                                                                 Dwight Short Term Fixed Income Fund

                                                                 111

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Top Ten Holdings
as of March 31, 2009*

FNMA
5.500%, 04/15/34                                                            3.7%
___________________________________________________________________________________

FNMA
5.500%, 08/01/22                                                            3.6%
___________________________________________________________________________________

GNMA
6.000%, 04/20/39                                                            3.3%
___________________________________________________________________________________

JP Morgan Chase Commercial
Mortgage Securities, CMBS,
Ser 2005-LDP5, Cl A1
5.035%, 12/15/44                                                            2.7%
___________________________________________________________________________________

SBC Communications Capital,
MTN, 7.000%, 10/01/12                                                       2.7%
___________________________________________________________________________________

General Electric Capital
4.125%, 09/01/09                                                            2.6%
___________________________________________________________________________________

U.S. Treasury Inflation
Indexed Bond
2.375%, 04/15/11                                                            1.9%
___________________________________________________________________________________

Entergy Gulf States
Reconstruction Funding,
Ser 2007-A, Cl A1
5.510%, 10/01/13                                                            1.9%
___________________________________________________________________________________

HFC Home Equity Loan
Asset-Backed Certificates,
Ser 2006-3, Cl A3F
5.630%, 03/20/36                                                            1.8%
___________________________________________________________________________________

Diversified REIT Trust 144A,
CMBS, Ser 2000-1A, Cl C
6.971%, 03/08/10                                                            1.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           25.9%
___________________________________________________________________________________

* Excludes short-term money market fund.

later in the first quarter of 2009 by news that the Fed would extend the program through the end of 2009. The Fund also benefited from its exposure to the ABS sector, as the official launch of the Term Asset-Backed Securities Loan Facility program led to both spread tightening and new issuance. Exposure to CMBS helped Fund performance despite several factors that weighed heavily on the sector during the first quarter of 2009. These stress factors included the massive consolidation among financial services firms, a reversal of consumer spending habits hitting retailers and a significant decline in business and vacation travel. The Fund also benefited from its exposure to investment grade corporate bonds.

Q.   What is the investment outlook for the fixed-income market?

A.   Dwight Asset Management Company LLC ("Dwight") believes the economy is headed for a turn this summer, but characterizes its view as cautiously optimistic. Dwight believes that once the economy turns, economic growth will likely remain constrained for at least two years and possibly longer. Dwight points out that any pick-up in economic activity should be weighed against longer term concerns about the public deficit and the debt outlook for the country. Dwight believes there may be risk of politics overriding prudence when it comes time for the Fed, the U.S. Treasury, and the Federal Deposit Insurance Corporation
     to unwind their economic support policies.

     In this environment, Dwight's investment stance regarding agency MBS, CMBS, and ABS remains largely unchanged. Dwight plans to maintain the Fund's current overweight to agency MBS until the Fed indicates a plan to slow its purchases. Furthermore, Dwight plans to maintain an overweight to the CMBS sector as a relative value investment, favoring the highest tiers of the credit spectrum and seasoned securities that exhibit robust underwriting standards. Dwight plans to maintain a defensive posture in consumer related ABS, favoring top-tier, AAA-rated assets with low spread duration, while focusing on structural credit enhancements that it believes can support even extreme loss scenarios.

     Dwight transitioned from a modest underweight to a modest overweight position in the corporate sector during the first quarter of 2009, continuing to focus on higher credit quality securities that it believes have been unduly punished by the current market environment and that are well positioned to manage through a difficult economic landscape. Despite negative macroeconomic headwinds, lower earnings and higher defaults, Dwight believes high yield securities will likely trade with a positive bias for the balance of the year. Given compensatory market spreads and its view that the economy will begin to recover in the second half of 2009, Dwight may look to increase spread duration and reach a bit lower in the credit spectrum.
     Dwight will reassess this strategy, however, if the primary market fails to reopen, economic fundamentals fail to improve, or if there is another wave of financial deleveraging.

Dwight Short Term Fixed Income Fund

                                                                 112

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2009
____________________________________________________________________________________________________________________________________

                                                                                                      Annualized      Annualized
                                                                          Inception      1 Year         5 Year        Inception
                                                                            Date         Return         Return         to Date
____________________________________________________________________________________________________________________________________

Class Z                                                                    08/31/99        1.45%         3.04%          4.08%
Class A with load                                                          07/31/03       (1.82)%        1.82%          1.96%
Class A without load                                                       07/31/03        1.23%         2.82%          2.84%
Class C with load                                                          07/31/03       (0.35)%        2.27%          2.30%
Class C without load                                                       07/31/03        0.63%         2.27%          2.30%
Institutional Class                                                        12/20/06 (1)    1.64%          n/a           3.60%
Merrill Lynch 1-3 Year U.S. Treasuries Index                               08/31/99        3.61%         3.87%          4.74%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

On October 1, 2004, the Fund's Shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was changed accordingly. The performance information prior to October 1, 2004 shown is the performance of the Fund's previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund's performance prior to October 1, 2004 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 3.00% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the December 9, 2008 Class Z and Institutional
Class shares prospectus and in the July 28, 2008 Class A and Class C shares prospectus) are 0.88% and 0.71%; 2.76% and 0.96%; 2.74%
and 1.46%; and 566.33% and 0.56%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight Short Term Fixed Fund, Class Z	Merrill Lynch 1-3 Year U.S. Treasuries Index
8/31/99	10,000	10,000
3/31/00	10,386	10,252
3/31/01	11,098	11,237
3/31/02	11,711	11,843
3/31/03	12,224	12,598
3/31/04	12,637	12,889
3/31/05	12,767	12,844
3/31/06	13,117	13,142
3/31/07	13,791	13,802
3/31/08	14,467	15,042
3/31/09	14,676	15,586

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of August 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the
Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of March 31, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	11.8%
Cash Equivalents	7.1%
Corporate Bonds	23.2%
Mortgage Related	27.7%
U.S. Government Obligations	19.9%
U.S. Treasury Obligations	10.3%

                                                                 113

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________      _____________________________________________________________________

                                             Face                                                                       Face
Description                              Amount (000)   Value (000)        Description                              Amount (000)   Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - 30.4%                                                   Mortgage Related - continued
Banc of America Commercial                                                 JP Morgan Chase Commercial
     Mortgage, CMBS,                                                            Mortgage Securities, CMBS,
     Ser 2001-PB1, Cl A2                                                        Ser 2005-LDP5, Cl A1
     5.787%, 05/11/35                     $    1,355   $      1,321             5.035%, 12/15/44                     $    5,097   $      5,076
Banc of America Commercial                                                 JP Morgan Chase Commercial
     Mortgage, CMBS,                                                            Mortgage Securities, CMBS,
     Ser 2004-4, Cl A3                                                          Ser 2006-CB14, Cl A1
     4.128%, 07/10/42                          2,010          1,975             3.845%, 12/12/44                            981            969
Bear Stearns Commercial Mortgage                                           LB-UBS Commercial Mortgage
     Securities, CMBS,                                                          Trust, CMBS, Ser 2003-C3, Cl A2
     Ser 2000-WF2, Cl B (E)                                                     3.086%, 05/15/27                              6              6
     7.460%, 10/15/32                          1,500          1,316        LB-UBS Commercial Mortgage
Bear Stearns Commercial Mortgage                                                Trust, CMBS, Ser 2003-C8, Cl A2
     Securities, CMBS,                                                          4.207%, 11/15/27                            565            558
     Ser 2001-TOP4, Cl A1                                                  LB-UBS Commercial Mortgage
     5.060%, 11/15/16                            690            686             Trust, CMBS, Ser 2005-C7, Cl A2
Bear Stearns Commercial Mortgage                                                5.103%, 11/15/30                          3,501          3,235
     Securities, CMBS,                                                     Lehman Brothers Floating Rate
     Ser 2002-PBW1, Cl A1 (E)                                                   Commercial Mortgage Trust 144A,
     3.970%, 11/11/35                          1,006            995             CMBS, Ser 2006-LLFA, Cl A1 (E) (M)
Chase Commercial Mortgage                                                       0.636%, 09/15/21                          2,510          1,857
     Securities, CMBS,                                                     Merrill Lynch/Countrywide
     Ser 1999-2, Cl B (E)                                                       Commercial Mortgage Trust,
     7.343%, 01/15/32                          1,750          1,734             CMBS, Ser 2006-2, Cl A1 (E)
Citigroup Commercial Mortgage                                                   5.773%, 06/12/46                            929            928
     Trust 144A, CMBS,                                                     Merrill Lynch/Countrywide
     Ser 2005-EMG, Cl A2                                                        Commercial Mortgage Trust,
     4.221%, 09/20/51                          1,650          1,634             CMBS, Ser 2007-9, Cl A1
Commercial Mortgage Pass                                                        4.277%, 09/12/49                          2,523          2,443
     Through Certificates, CMBS,                                           MLCC Mortgage Investors, CMO,
     Ser 2005-LP5, Cl A2                                                        Ser 2004-1, Cl 1A (E) (M)
     4.630%, 05/10/43                            963            918             5.434%, 12/25/34                          1,169            937
Countrywide Home Loan Mortgage                                             Morgan Stanley Capital I, CMBS,
     Pass Through Trust, CMO,                                                   Ser 2003-IQ5, Cl A3
     Ser 2004-13, Cl 2A17 (M)                                                   4.710%, 04/15/38                            414            413
     5.750%, 08/25/34                          1,757          1,758        Morgan Stanley Capital I, CMBS,
CS First Boston Mortgage                                                        Ser 2004-HQ3, Cl A2
     Securities, CMBS,                                                          4.050%, 01/13/41                          2,313          2,270
     Ser 1997-C2, Cl D                                                     Morgan Stanley Capital I, CMBS,
     7.270%, 01/17/35                            814            821             Ser 2005-T19, Cl A1
CS First Boston Mortgage Securities,                                            4.478%, 06/12/47                          1,013          1,006
     CMBS, Ser 1999-C1, Cl A2                                              Protective Finance 144A, CMBS,
     7.290%, 09/15/41                          1,655          1,664             Ser 2007-PLA, Cl A1
Diversified REIT Trust 144A,                                                    5.325%, 03/14/38                          1,085          1,071
     CMBS, Ser 2000-1A, Cl C                                               Prudential Commercial Mortgage
     6.971%, 03/08/10                          3,250          3,246             Trust, CMBS, Ser 2003-PWR1, Cl A1
Greenwich Capital Commercial                                                    3.669%, 02/11/36                            718            702
     Funding, CMBS, Ser 2005-GG3,                                          Residential Funding Mortgage
     Cl A2 4.305%, 08/10/42                    2,477          2,386             Securities I, CMO,
GSR Mortgage Loan Trust, CMO,                                                   Ser 2004-S6, Cl 1A4
     Ser 2005-AR3, Cl 3A2 (E) (M)                                               5.500%, 06/25/34                          1,698          1,696
     4.830%, 05/25/35                          1,499          1,253        _____________________________________________________________________
JP Morgan Chase Commercial
     Mortgage Securities, CMBS,
     Ser 2005-LDP1, Cl A2
     4.625%, 03/15/46                          1,500          1,413
_____________________________________________________________________

                                                                 114

_____________________________________________________________________      _____________________________________________________________________

                                             Face                                                                       Face
Description                              Amount (000)   Value (000)        Description                              Amount (000)   Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Corporate Bonds - continued
Sequoia Mortgage Trust, CMO,                                               Roche Holdings 144A,
     Ser 2004-12, Cl A1 (E) (M)                                                 4.500%, 03/01/12                     $    1,800   $      1,832
     0.815%, 01/20/35                     $    1,032   $        560        SBC Communications Capital, MTN,
Sequoia Mortgage Trust, CMO,                                                    7.000%, 10/01/12                          5,000          5,059
     Ser 2004-9, Cl A2 (E) (M)                                             Westfield Capital Corp Ltd/WT
     2.224%, 10/20/34                          1,251            808             Finance Aust/WEA Finance 144A,
Structured Asset Securities, CMO,                                               4.375%, 11/15/10                          2,410          2,233
     Ser 2002-21A, Cl 4A1 (E)                                                                                                     ______________
     5.150%, 11/25/32                          2,021          1,602
Wells Fargo Mortgage Backed                                                Total Corporate Bonds (Cost $43,885)                         43,641
     Securities Trust, CMO,                                                _____________________________________________________________________
     Ser 2002-18, Cl 2A4 (M)
     6.000%, 12/25/32                            796            793        U.S. Government Agency Obligations - 21.9%
Wells Fargo Mortgage Backed                                                FNMA
     Securities Trust, CMO,                                                     6.000%, 11/01/17                          2,137          2,248
     Ser 2005-AR3, Cl 2A1 (E) (M)                                               5.500%, 03/15/11 (M)                      2,400          2,589
     4.403%, 03/25/35                          2,766          1,991             5.500%, 08/01/17                          1,923          2,021
                                                       ______________           5.500%, 08/01/22                          6,418          6,699
                                                                                3.250%, 08/12/10 (M)                      3,100          3,189
Total Mortgage Related (Cost $55,609)                        52,041             2.750%, 03/13/14                          2,000          2,024
_____________________________________________________________________           2.125%, 03/23/12 (M)                      2,000          2,015
                                                                           FNMA TBA
Corporate Bonds - 25.5%                                                         5.500%, 04/15/34                          6,600          6,881
Alabama Power                                                              FHLMC
     4.850%, 12/15/12                          1,800          1,857             3.250%, 07/16/10 (M)                      1,750          1,798
Bank of America                                                                 3.125%, 10/25/10 (M)                      1,700          1,750
     5.375%, 08/15/11                          1,350          1,258        GNMA TBA
Bank One                                                                        6.000%, 04/20/39                          6,000          6,261
     7.875%, 08/01/10                          3,000          3,081                                                               ______________
BP Capital Markets                                                         Total U.S. Government Agency Obligations
     3.125%, 03/10/12                            500            502             (Cost $36,899)                                          37,475
Citigroup                                                                  _____________________________________________________________________
     2.875%, 12/09/11                          1,100          1,131
General Electric Capital                                                   Asset-Backed Securities - 13.0%
     4.125%, 09/01/09 (M)                      5,000          4,964        Automobile - 2.7%
Goldman Sachs Group                                                        Huntington Auto Trust 144A,
     3.250%, 06/15/12                          2,000          2,088             Ser 2008-1A, Cl A3A
Hewlett-Packard                                                                 4.810%, 04/16/12                          1,600          1,594
     4.250%, 02/24/12                          1,800          1,849        Nissan Auto Receivables Owner Trust,
HSBC USA                                                                        Ser 2008-B, Cl A3
     3.125%, 12/16/11                          1,100          1,137             4.460%, 04/16/12                          3,000          3,055
International Bank for                                                                                                            ______________
     Reconstruction & Development
     1.506%, 03/04/11 (E)                      2,000          1,998        Total Automobile                                              4,649
KFW                                                                        _____________________________________________________________________
     3.500%, 03/10/14                          2,450          2,462
KFW, MTN,                                                                  Credit Card - 4.6%
     1.536%, 03/02/11 (E)                      2,000          1,999        Bank One Issuance Trust,
Marshall & Ilsley                                                               Ser 2004-A6, Cl A6
     5.626%, 08/17/09                          2,500          2,432             3.940%, 04/16/12                          3,196          3,202
Morgan Stanley                                                             Capital One Multi-Asset Execution
     2.900%, 12/01/10                          2,000          2,053             Trust, Ser 2006-A7, Cl A7 (E)
Pfizer                                                                          0.586%, 03/17/14                          1,772          1,624
     4.450%, 03/15/12                          1,800          1,849        Chase Issuance Trust,
PNC Funding                                                                     Ser 2005-A9, Cl A9 (E)
     2.300%, 06/22/12                          1,500          1,514             0.576%, 11/15/11                          1,660          1,642
Principal Life Income Funding Trusts                                       Citibank Credit Card Issuance Trust,
     5.150%, 06/17/11                          2,500          2,343             Ser 2006-A5, Cl A5
_____________________________________________________________________           5.300%, 05/20/11                          1,360          1,363
                                                                                                                                  ______________

                                                                           Total Credit Card                                             7,831
                                                                           _____________________________________________________________________

                                                                 115

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

_____________________________________________________________________

                                          Face Amount
Description                              (000)/Shares   Value (000)
_____________________________________________________________________

Home Equity Loans - 2.4%
GSAA Trust,
     Ser 2005-12, Cl AV1 (E) (M)
     0.652%, 09/25/35                     $       14   $         14
HFC Home Equity Loan Asset-Backed
     Certificates, Ser 2006-3, Cl A3F (H)
     5.630%, 03/20/36                          4,305          3,308
Wells Fargo Home Equity Trust,
     Ser 2004-2, Cl AI3 (E)
     3.970%, 05/25/34                            914            849
                                                       ______________

Total Home Equity Loans                                       4,171
_____________________________________________________________________

Other - 3.3%
Entergy Gulf States Reconstruction
     Funding, Ser 2007-A, Cl A1
     5.510%, 10/01/13                          3,424          3,593
Fannie Mae Whole Loan,
     Ser 2001-W4, Cl AF5 (H) (M)
     6.114%, 02/25/32                            142            148
Oil and Gas Royalty Trust 144A,
     Ser 2005-1A, Cl A
     5.090%, 07/28/12                          1,850          1,842
                                                       ______________

Total Other                                                   5,583
                                                       ______________

Total Asset-Backed Securities (Cost $23,113)                 22,234
_____________________________________________________________________

U.S. Treasury Obligations - 11.3%
U.S. Treasury Inflation Indexed Bond
     2.375%, 04/15/11 (J)                      3,300          3,601
U.S. Treasury Notes
     2.625%, 02/29/16                          2,000          2,051
     2.375%, 03/31/16                          3,000          3,019
     1.875%, 02/28/14                          3,116          3,150
     1.750%, 01/31/14                          1,950          1,963
     1.750%, 03/31/14                          2,500          2,509
     1.375%, 02/15/12                          3,008          3,032
                                                       ______________

Total U.S. Treasury Obligations (Cost $19,180)               19,325
_____________________________________________________________________

Money Market Fund - 7.8%
Dreyfus Cash Management Fund,
     Institutional Class, 0.761% (A)      13,391,084         13,391
                                                       ______________

Total Money Market Fund (Cost $13,391)                       13,391
_____________________________________________________________________

Total Investments - 109.9% (Cost $192,077)                  188,107
_____________________________________________________________________

Other Assets and Liabilities, Net - (9.9)%                  (16,991)
_____________________________________________________________________

Total Net Assets - 100.0%                              $    171,116
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

                                                                 116

NOTES TO SCHEDULE OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

144A - Security exempt from registration under Rule 144A of the securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. On March 31, 2009, the value of these securities amounted to $576 (000), representing 1.3% of the net assets of the Old Mutual Barrow Hanley Core Bond Fund, $350 (000),
       representing 0.9% of the net assets of the Old Mutual Cash Reserves Fund, $1,456 (000), representing 15.6% of the net assets of the Old Mutual Dwight High Yield Fund, $3,565 (000), representing 4.6% of the net assets of the Dwight Intermediate Fixed
       Income Fund and $15,309 (000), representing 8.9% of the net assets of the Dwight Short Term Fixed Income Fund.

(A) - The rate reported represents the 7-day effective yield as of March 31, 2009.

(B) - All or a portion of this security is held as required margin for open futures contracts.

(C) - The rate reported on the Schedule of Investment represents the security's effective yield at time of purchase.

(D) - All or a portion of this security is held as cover for securities sold short.

(E) - Floating Rate Security - The rate reported represents the security's rate as of March 31, 2009.

(F) - Discount Note - The rate reported on the Schedule of Investments represents the effective yield at the time of purchase.

(G) - Tri-party repurchase agreement.

(H) - The rate shown reflects the coupon rate after the step date.

(I) - Interest Only.

(J) - Inflation-Indexed Bond - The principal amount of this security is adjusted for inflation.

(K) - Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.

(L) - Security deemed to be illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. On March 31,
      2009, the value of these securities amounted to $46 (000), representing 0.5% of the net assets of the Old Mutual Dwight High
      Yield Fund.

(M) - All or a portion of this security is held as cover for TBAs.

ADR - American Depositary Receipt
Cl - Class
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
GNMA - Government National Mortgage Association
FGLMC - Federal Home Loan Mortgage Corporation Gold
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
HMO - Health Maintenance Organization
ISP - Internet Service Provider
LP - Limited Partnership
MTN - Medium Term Note
R&D - Research and Development
REITs - Real Estate Investment Trusts
S&L - Savings and Loan
Ser - Series
TBA - Security traded under delayed delivery commitments settling after March 31, 2009. Income on this security will not be earned until the settlement date.

Amounts designated as "-" are either $0 or have been rounded to $0.
Cost figures are shown with "000's" omitted.

                                                                117

NOTES TO SCHEDULE OF INVESTMENTS - concluded
____________________________________________________________________________________________________________________________________

Other Information:

The Funds utilize various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2009 in valuing each Fund's net assets were as follows (000):

                         Description                                               Level 1       Level 2       Level 3       Total
____________________________________________________________________________________________________________________________________

Old Mutual Advantage Growth Fund
   Investments                                                                    $ 25,776        $    -         $ -       $ 25,776
Old Mutual Analytic U.S. Long/Short Fund
   Investments                                                                     216,963         1,047           -        218,010
   Securities Sold Short                                                           (35,979)            -           -        (35,979)
   Futures*                                                                            176             -           -            176
Old Mutual Barrow Hanley Value Fund
   Investments                                                                     115,057             -           -        115,057
Old Mutual Columbus Circle Technology and Communications Fund
   Investments                                                                      95,478             -           -         95,478
Old Mutual Discover Value Fund
   Investments                                                                      23,866             -           -         23,866
Old Mutual Focused Fund
   Investments                                                                      61,150             -           -         61,150
Old Mutual Growth Fund
   Investments                                                                     276,949             -           -        276,949
Old Mutual Heitman REIT Fund
   Investments                                                                      30,096             -           -         30,096
Old Mutual Large Cap Growth Fund
   Investments                                                                     141,429             -           -        141,429
Old Mutual Strategic Small Company Fund
   Investments                                                                      91,055             -           -         91,055
Old Mutual TS&W Mid-Cap Value Fund
   Investments                                                                     122,267             -           -        122,267
Old Mutual TS&W Small Cap Value Fund
   Investments                                                                      60,710             -           -         60,710
Old Mutual Barrow Hanley Core Bond Fund
   Investments                                                                         811        42,007           -         42,818
Old Mutual Cash Reserves Fund
   Investments                                                                           -        37,057           -         37,057
____________________________________________________________________________________________________________________________________

                                                                118

                         Description                                               Level 1       Level 2       Level 3       Total
____________________________________________________________________________________________________________________________________

Old Mutual Dwight High Yield Fund
   Investments                                                                     $    43       $ 8,769       $  187       $  8,999
Old Mutual Dwight Intermediate Fixed Income Fund
   Investments                                                                       9,359        63,925        1,667         74,951
   Futures*                                                                             22             -            -             22
Old Mutual Dwight Short Term Fixed Income Fund
   Investments                                                                      13,391       170,551        4,165        188,107
____________________________________________________________________________________________________________________________________

* Futures Contracts are not reflected in the Schedule of Investments and are valued at the unrealized appreciation/depreciation of the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining fair value.

                                                         Old Mutual        Old Mutual           Old Mutual            Old Mutual
                                                       Barrow Hanley       Dwight High     Dwight Intermediate     Dwight Short Term
                                                       Core Bond Fund      Yield Fund       Fixed Income Fund      Fixed Income Fund
                                                           (000)              (000)               (000)                 (000)
____________________________________________________________________________________________________________________________________

Balance as of March 31, 2008                               $ 390              $   -              $2,063                $ 4,391
   Realized gain (loss)                                        -                  -                 (53)                     7
   Change in unrealized
      appreciation (depreciation)                              -                 (4)                 11                    (38)
   Accrued discounts/premiums                                  -                  -                   1                      -
   Net purchases (sales)                                       -                191                (440)                (1,448)
   Transfers in and/or out of Level 3                       (390)                 -                  85                  1,253
                                                           _____              _____              ______                _______

Balance as of March 31, 2009                               $   -              $ 187              $1,667                $ 4,165
____________________________________________________________________________________________________________________________________

The information used in the above reconciliation represents fiscal year to date activity for any investment in securities identified as using Level 3 inputs at either the beginning or the end of the current reporting period. Transfers in and/or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security where a change in the input level occurred from the beginning to the end of the reporting period. Refer to the Security Valuation section of Note 2 for further information.

                                                                119

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF MARCH 31, 2009

____________________________________________________________________________________________________________________________________

                                                                                                                       Old Mutual
                                                                                                Old Mutual            Analytic U.S.
                                                                                           Advantage Growth Fund     Long/Short Fund
____________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                               $   31,182             $   237,955
____________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                              $   25,776             $   218,010
   Cash                                                                                                  -                      20
   Cash Deposit Held at Prime Broker                                                                     -                     340
   Receivable for Capital Shares Sold                                                                    -                     112
   Receivable for Investment Securities Sold                                                           589                   1,056
   Receivable for Dividends and Interest                                                                23                     312
   Receivable from Investment Adviser                                                                    -                       -
   Variation Margin Receivable on Futures Contracts                                                      -                      39
   Other Assets                                                                                          -                       -
____________________________________________________________________________________________________________________________________

         Total Assets                                                                               26,388                 219,889
____________________________________________________________________________________________________________________________________

Liabilities:
   Securities Sold Short, at Value (Proceeds received of $-, $44,125, $-, $-, $-, $-)                    -                  35,979
   Payable for Management Fees                                                                           3                     121
   Payable to Investment Adviser                                                                        32                     245
   Payable for Capital Shares Redeemed                                                                  91                     467
   Payable for Investment Securities Purchased                                                           -                       -
   Payable to Custodian                                                                                241                       -
   Payable for Trustees' Fees                                                                            1                       6
   Accrued Dividend Expense on Securities Sold Short                                                     -                      35
   Payable for Distribution and Service Fees                                                             -                       1
   Accrued Expenses                                                                                     14                     137
____________________________________________________________________________________________________________________________________

         Total Liabilities                                                                             382                  36,991
____________________________________________________________________________________________________________________________________

Net Assets                                                                                      $   26,006             $   182,898
____________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                             $   47,070             $   304,744
   Undistributed Net Investment Income                                                                   -                     345
   Accumulated Net Realized Gain (Loss) on Investments, Futures Contracts,
      Written Options and Securities Sold Short                                                    (15,658)               (110,568)
   Net Unrealized Appreciation or (Depreciation) on Investments, Securities Sold
      Short and Futures Contracts                                                                   (5,406)                (11,623)
____________________________________________________________________________________________________________________________________

Net Assets                                                                                      $   26,006             $   182,898
____________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                   N/A             $   149,755
Net Assets - Class A                                                                                   N/A                   5,222
Net Assets - Class C                                                                                   N/A                   2,965
Net Assets - Institutional Class                                                                $   26,006                  24,956
____________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                    N/A              19,077,750
Outstanding Shares of Beneficial Interest - Class A                                                    N/A                 671,657
Outstanding Shares of Beneficial Interest - Class C                                                    N/A                 390,764
Outstanding Shares of Beneficial Interest - Institutional Class                                  5,142,472               3,176,059
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                    N/A             $      7.85
____________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                              N/A             $      7.77
____________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A**                                                             N/A             $      8.24
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C††*                                  N/A             $      7.59
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                 $     5.06             $      7.86
____________________________________________________________________________________________________________________________________

 † Par Value of $0.001, unlimited authorization
†† Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
 * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%
N/A - Not Applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                120

____________________________________________________________________________________________________________________________________

   Old Mutual                             Old Mutual
  Barrow Hanley                    Columbus Circle Technology                      Old Mutual                         Old Mutual
   Value Fund                       and Communications Fund                    Discover Value Fund                   Focused Fund
____________________________________________________________________________________________________________________________________

  $   176,279                            $    85,662                               $   30,244                         $   62,385
____________________________________________________________________________________________________________________________________

  $   115,057                            $    95,478                               $   23,866                         $   61,150
            -                                      -                                        -                                  -
            -                                      -                                        -                                  -
           32                                     22                                        -                                 85
            -                                    892                                       32                                426
          382                                     10                                       16                                 99
            -                                      -                                        8                                 15
            -                                      -                                        -                                  -
            1                                      1                                        3                                  1
____________________________________________________________________________________________________________________________________

      115,472                                 96,403                                   23,925                             61,776
____________________________________________________________________________________________________________________________________

            -                                      -                                        -                                  -
           77                                     72                                       20                                 37
           71                                    193                                        -                                  -
           19                                     72                                        -                                 60
          132                                  1,511                                       90                                580
            -                                      -                                        -                                  -
            3                                      2                                        1                                  1
            -                                      -                                        -                                  -
            -                                      -                                        -                                  1
           85                                    217                                       15                                 93
____________________________________________________________________________________________________________________________________

          387                                  2,067                                      126                                772
____________________________________________________________________________________________________________________________________

  $   115,085                            $    94,336                               $   23,799                         $   61,004
____________________________________________________________________________________________________________________________________

  $   179,908                            $ 2,485,848                               $   41,620                         $  170,014
          976                                  1,624                                       22                                258
       (4,577)                            (2,402,952)                                 (11,465)                          (108,033)
      (61,222)                                 9,816                                   (6,378)                            (1,235)
____________________________________________________________________________________________________________________________________

  $   115,085                            $    94,336                               $   23,799                         $   61,004
____________________________________________________________________________________________________________________________________

  $    67,325                            $    87,360                                      N/A                         $   42,976
        2,530                                  1,026                                      N/A                              1,950
        1,219                                    763                                      N/A                                627
       44,011                                  5,187                               $   23,799                             15,451
____________________________________________________________________________________________________________________________________

   16,780,760                              8,756,222                                      N/A                          2,947,167
      632,857                                104,452                                      N/A                            135,008
      313,698                                 80,806                                      N/A                             45,076
   10,986,904                                518,072                                4,605,436                          1,056,548
____________________________________________________________________________________________________________________________________

  $      4.01                            $      9.98                                      N/A                         $    14.58
____________________________________________________________________________________________________________________________________

  $      4.00                            $      9.83                                      N/A                         $    14.44
____________________________________________________________________________________________________________________________________

  $      4.24                            $     10.43                                      N/A                         $    15.32
____________________________________________________________________________________________________________________________________

  $      3.89                            $      9.44                                      N/A                         $    13.92
____________________________________________________________________________________________________________________________________

  $      4.01                            $     10.01                               $     5.17                         $    14.62
____________________________________________________________________________________________________________________________________

                                                                121

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - continued
AS OF MARCH 31, 2009

____________________________________________________________________________________________________________________________________

                                                                                                                      Old Mutual
                                                                                                Old Mutual           Heitman REIT
                                                                                                Growth Fund              Fund
____________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                               $   322,954           $   39,058
____________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                              $   276,949           $   30,096
   Receivable for Capital Shares Sold                                                                    49                   13
   Receivable for Investment Securities Sold                                                            199                  168
   Receivable for Dividends and Interest                                                                402                  229
   Receivable from Investment Adviser                                                                     -                    -
   Other Assets                                                                                           4                    -
____________________________________________________________________________________________________________________________________

         Total Assets                                                                               277,603               30,506
____________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Management Fees                                                                          182                   23
   Payable to Investment Adviser                                                                        466                    -
   Payable for Capital Shares Redeemed                                                                  124                   11
   Payable for Investment Securities Purchased                                                        1,132                  205
   Payable to Custodian                                                                                   -                    -
   Payable for Trustees' Fees                                                                             8                    1
   Payable for Distribution and Service Fees                                                              -                    -
   Accrued Expenses                                                                                     496                   90
____________________________________________________________________________________________________________________________________

         Total Liabilities                                                                            2,408                  330
____________________________________________________________________________________________________________________________________

Net Assets                                                                                      $   275,195           $   30,176
____________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                             $ 1,529,177           $   64,095
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                              24,045               (2,348)
   Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transaction          (1,232,022)             (22,609)
   Net Unrealized Depreciation on Investments                                                       (46,005)              (8,962)
____________________________________________________________________________________________________________________________________

Net Assets                                                                                      $   275,195           $   30,176
____________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                            $   263,873           $   23,233
Net Assets - Class A                                                                                    232                4,333
Net Assets - Class C                                                                                  1,221                  306
Net Assets - Institutional Class                                                                      9,869                2,304
____________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                              16,579,022            6,332,902
Outstanding Shares of Beneficial Interest - Class A                                                  14,789            1,187,747
Outstanding Shares of Beneficial Interest - Class C                                                  81,101               83,746
Outstanding Shares of Beneficial Interest - Institutional Class                                     622,592              631,630
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                             $     15.92           $     3.67
____________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                       $     15.70           $     3.65
____________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A**                                                      $     16.66           $     3.87
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C††*                           $     15.06           $     3.65
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                 $     15.85           $     3.65
____________________________________________________________________________________________________________________________________

 † Par Value of $0.001, unlimited authorization
†† Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
 * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                122

____________________________________________________________________________________________________________________________________

   Old Mutual                             Old Mutual                               Old Mutual                        Old Mutual
    Large Cap                           Strategic Small                           TS&W Mid-Cap                     TS&W Small Cap
   Growth Fund                           Company Fund                              Value Fund                        Value Fund
____________________________________________________________________________________________________________________________________

   $   161,967                            $    95,355                              $   133,950                       $   65,795
____________________________________________________________________________________________________________________________________

   $   141,429                            $    91,055                              $   122,267                       $   60,710
             5                                     16                                      696                               38
        14,289                                 28,482                                   51,739                           20,186
            82                                     25                                      205                               90
             -                                      -                                        -                               13
             2                                      2                                       10                               11
____________________________________________________________________________________________________________________________________

       155,807                                119,580                                  174,917                           81,048
____________________________________________________________________________________________________________________________________

           100                                     72                                       96                               50
           175                                     36                                       52                                -
            34                                     48                                      133                               15
        12,852                                 26,467                                   49,390                           21,142
             -                                    400                                        -                                -
             3                                      1                                        2                                1
             1                                      -                                        -                                -
           490                                    322                                      213                              147
____________________________________________________________________________________________________________________________________

        13,655                                 27,346                                   49,886                           21,355
____________________________________________________________________________________________________________________________________

   $   142,152                            $    92,234                              $   125,031                       $   59,693
____________________________________________________________________________________________________________________________________

   $   518,672                            $   391,062                              $   213,931                       $   85,339
           164                                    (11)                                     106                               10
      (356,146)                              (294,517)                                 (77,323)                         (20,571)
       (20,538)                                (4,300)                                 (11,683)                          (5,085)
____________________________________________________________________________________________________________________________________

   $   142,152                            $    92,234                              $   125,031                       $   59,693
____________________________________________________________________________________________________________________________________

   $   136,809                            $    79,518                              $    60,618                       $   55,976
         1,700                                    720                                    5,304                            2,160
         2,033                                     73                                    1,679                            1,557
         1,610                                 11,923                                   57,430                                -
____________________________________________________________________________________________________________________________________

    12,235,064                             12,477,227                               10,721,556                        4,956,481
       154,341                                115,314                                  946,239                          195,474
       192,218                                 12,450                                  303,017                          149,811
       143,129                              1,866,331                               10,163,277                               26
____________________________________________________________________________________________________________________________________

   $     11.18                            $      6.37                              $      5.65                       $    11.29
____________________________________________________________________________________________________________________________________

   $     11.01                            $      6.25                              $      5.61                       $    11.05
____________________________________________________________________________________________________________________________________

   $     11.68                            $      6.63                              $      5.95                       $    11.72
____________________________________________________________________________________________________________________________________

   $     10.58                            $      5.88                              $      5.54                       $    10.39
____________________________________________________________________________________________________________________________________

   $     11.25                            $      6.39                              $      5.65                       $    11.32
____________________________________________________________________________________________________________________________________

                                                                123

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - concluded
AS OF MARCH 31, 2009

____________________________________________________________________________________________________________________________________

                                                                                                 Old Mutual           Old Mutual
                                                                                               Barrow Hanley         Cash Reserves
                                                                                               Core Bond Fund            Fund
____________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                               $   44,181            $    37,057
____________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                              $   42,818            $    30,757
   Repurchase Agreement, at value                                                                        -                  6,300
   Cash                                                                                                  -                     23
   Receivable for Capital Shares Sold                                                                    -                     15
   Receivable for Investment Securities Sold                                                             5                      -
   Receivable for Dividends and Interest                                                               401                      7
   Receivable from Investment Adviser                                                                    -                      9
   Variation Margin Receivable on Futures Contracts                                                      -                      -
   Other Assets                                                                                          -                      1
____________________________________________________________________________________________________________________________________

         Total Assets                                                                               43,224                 37,112
____________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Management Fees                                                                          22                     13
   Payable to Investment Adviser                                                                         8                      -
   Payable for Capital Shares Redeemed                                                                   -                     31
   Payable for Investment Securities Purchased                                                          82                      -
   Payable to Custodian                                                                                  -                      -
   Payable for Trustees' Fees                                                                            1                      2
   Payable for Distribution and Service Fees                                                             -                      1
   Variation Margin Payable on Futures Contracts                                                         -                      -
   Income Distribution Payable                                                                           -                      -
   Accrued Expenses                                                                                     20                     58
____________________________________________________________________________________________________________________________________

         Total Liabilities                                                                             133                    105
____________________________________________________________________________________________________________________________________

Net Assets                                                                                      $   43,091            $    37,007
____________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                             $   43,228            $    37,009
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                                  -                      1
   Accumulated Net Realized Gain (Loss) on Investments and Futures Contracts                         1,226                     (3)
   Net Unrealized Depreciation on Investments and Futures Contracts                                 (1,363)                     -
____________________________________________________________________________________________________________________________________

Net Assets                                                                                          43,091                 37,007
____________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                   N/A            $    32,732
Net Assets - Class A                                                                                   N/A                  1,045
Net Assets - Class C                                                                                   N/A                  3,229
Net Assets - Institutional Class                                                                $   43,091                      1
____________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                    N/A             32,740,138
Outstanding Shares of Beneficial Interest - Class A                                                    N/A              1,044,835
Outstanding Shares of Beneficial Interest - Class C                                                    N/A              3,228,404
Outstanding Shares of Beneficial Interest - Institutional Class                                  4,327,961                    532
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                    N/A            $      1.00
____________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                              N/A            $      1.00
____________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A                                                               N/A                    N/A
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C††*                                  N/A            $      1.00
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                 $     9.96            $      1.00
____________________________________________________________________________________________________________________________________

  † Par Value of $0.001, unlimited authorization
 †† Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
  * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
 ** Maximum Offering Price Per Share is equal to Net Asset Value/95.25%
*** Maximum Offering Price Per Share is equal to Net Asset Value/97.00%
N/A - Not Applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                124

______________________________________________________________________________________________________

   Old Mutual                             Old Mutual                               Old Mutual
   Dwight High                        Dwight Intermediate                       Dwight Short Term
   Yield Fund                          Fixed Income Fund                        Fixed Income Fund
______________________________________________________________________________________________________

   $   11,790                             $   75,995                              $   192,077
______________________________________________________________________________________________________

   $    8,999                             $   74,951                              $   188,107
            -                                      -                                        -
            -                                      -                                        -
            -                                  1,819                                      807
          321                                    675                                   14,093
          237                                    441                                      939
            2                                      -                                        -
            -                                     14                                        -
            -                                      -                                        1
______________________________________________________________________________________________________

        9,559                                 77,900                                  203,947
______________________________________________________________________________________________________

            8                                     27                                       63
            -                                      3                                      161
            -                                    219                                       42
          218                                    811                                   32,416
            -                                      -                                        -
            1                                      2                                        4
            -                                      4                                        5
            -                                     10                                        -
            -                                     93                                       47
            6                                     58                                       93
______________________________________________________________________________________________________

          233                                  1,227                                   32,831
______________________________________________________________________________________________________

   $    9,326                             $   76,673                              $   171,116
______________________________________________________________________________________________________

   $   12,649                             $   77,464                              $   177,802
          (14)                                     -                                        3
         (518)                                   231                                   (2,719)
       (2,791)                                (1,022)                                  (3,970)
______________________________________________________________________________________________________

        9,326                                 76,673                                  171,116
______________________________________________________________________________________________________

          N/A                             $    6,489                              $   131,759
          N/A                                 34,967                                   27,262
          N/A                                 14,759                                   11,939
   $    9,326                                 20,458                                      156
______________________________________________________________________________________________________

          N/A                                662,540                               13,502,676
          N/A                              3,568,676                                2,793,252
          N/A                              1,506,938                                1,224,356
    1,207,478                              2,087,830                                   15,965
______________________________________________________________________________________________________

          N/A                             $     9.79                              $      9.76
______________________________________________________________________________________________________

          N/A                             $     9.80                              $      9.76
______________________________________________________________________________________________________

          N/A                             $    10.29**                            $     10.06***
______________________________________________________________________________________________________

          N/A                             $     9.79                              $      9.75
______________________________________________________________________________________________________

   $     7.72                             $     9.80                              $      9.75
______________________________________________________________________________________________________

                                                                125

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED MARCH 31, 2009

____________________________________________________________________________________________________________________________________

                                                                                                                        Old Mutual
                                                                                                                         Advantage
                                                                                                                          Growth
                                                                                                                           Fund
____________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                                             $    548
   Interest                                                                                                                     -
   Settlement Income                                                                                                            -
   Other Income                                                                                                                 -
   Less: Foreign Taxes Withheld                                                                                                (5)
____________________________________________________________________________________________________________________________________

      Total Investment Income                                                                                                 543
____________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                                            473
   Distribution and Service fees:
      Class A                                                                                                                   -
      Class C                                                                                                                   -
   Professional Fees                                                                                                            3
   Registration and SEC Fees                                                                                                   22
   Custodian Fees                                                                                                              13
   Printing Fees                                                                                                                1
   Trustees' Fees                                                                                                               3
   Transfer Agent Fees                                                                                                         (3)
   Dividend Expense on Securities Sold Short                                                                                    -
   Interest Expense on Securities Sold Short                                                                                    -
   Other Expenses                                                                                                              (2)
____________________________________________________________________________________________________________________________________

      Total Expenses                                                                                                          510
____________________________________________________________________________________________________________________________________

Less:
   Net (Waiver) Recoupment of Management Fees                                                                                  46
   Expense Reduction (2)                                                                                                        -
____________________________________________________________________________________________________________________________________

      Net Expenses                                                                                                            556
____________________________________________________________________________________________________________________________________

   Net Investment Income (Loss)                                                                                               (13)
____________________________________________________________________________________________________________________________________

   Net Realized Loss from Security Transactions (including Securities Sold Short)                                         (15,417)
   Net Realized Loss on Futures Contracts                                                                                       -
   Net Realized Loss on Written Option Contracts                                                                                -
   Net Change in Unrealized Appreciation (Depreciation) on
      Investments (including Securities Sold Short)                                                                        (9,107)
   Net Change in Unrealized Appreciation on Futures Contracts                                                                   -
   Net Change in Unrealized Depreciation on Written Option Contracts                                                            -
____________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Loss on Investments                                                                        (24,524)
____________________________________________________________________________________________________________________________________

   Decrease in Net Assets Resulting from Operations                                                                      $(24,537)
____________________________________________________________________________________________________________________________________

(1) During the year ended March 31, 2009, the Fund received a one-time distribution of settlement funds from the Pilgrim, Baxter &
    Associates, Ltd. fair fund.
(2) All expense reductions are for transfer agent expenses. See Note 2.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                126

____________________________________________________________________________________________________________________________________

                                                                Old Mutual
   Old Mutual                                                Columbus Circle
 Analytic U.S.                  Old Mutual                    Technology and                 Old Mutual                 Old Mutual
   Long/Short                  Barrow Hanley                  Communications                  Discover                   Focused
      Fund                      Value Fund                        Fund                       Value Fund                   Fund
____________________________________________________________________________________________________________________________________

   $   4,209                     $  5,429                      $    795                       $    391                   $  1,898
          94                            -                             -                              -                          -
           -                            -                         2,651 (1)                          -                          -
           -                            2                             1                              -                          -
           -                           (7)                          (31)                             -                         (3)
____________________________________________________________________________________________________________________________________

       4,303                        5,424                         3,416                            391                      1,895
____________________________________________________________________________________________________________________________________

       1,484                        1,115                         1,168                            321                        589
          28                            7                             4                              -                          6
          59                           18                            16                              -                          5
          80                           55                            (1)                            24                         48
         118                          110                           109                             22                        142
          70                           15                            16                             30                          6
          83                           40                            79                             (1)                       105
           4                           13                            11                              3                          5
          54                          172                           916                             (1)                       189
       1,059                            -                             -                              -                          -
         279                            -                             -                              -                          -
          19                           22                            25                             11                         16
____________________________________________________________________________________________________________________________________

       3,337                        1,567                         2,343                            409                      1,111
____________________________________________________________________________________________________________________________________

          61                         (200)                         (551)                           (66)                      (304)
           -                            -                             -                              -                          -
____________________________________________________________________________________________________________________________________

       3,398                        1,367                         1,792                            343                        807
____________________________________________________________________________________________________________________________________

         905                        4,057                         1,624                             48                      1,088
____________________________________________________________________________________________________________________________________

     (84,885)                      (4,111)                      (34,024)                       (10,180)                   (33,358)
      (4,129)                           -                             -                              -                          -
           -                            -                          (469)                             -                          -
     (13,779)                     (60,420)                      (10,634)                        (5,306)                       446
          44                            -                             -                              -                          -
           -                            -                           (24)                             -                          -
____________________________________________________________________________________________________________________________________

    (102,749)                     (64,531)                      (45,151)                       (15,486)                   (32,912)
____________________________________________________________________________________________________________________________________

   $(101,844)                    $(60,474)                     $(43,527)                      $(15,438)                  $(31,824)
____________________________________________________________________________________________________________________________________

                                                                127

STATEMENTS OF OPERATIONS (000) - continued
FOR THE YEAR ENDED MARCH 31, 2009

____________________________________________________________________________________________________________________________________

                                                                                                                        Old Mutual
                                                                                                                          Growth
                                                                                                                           Fund
____________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                                          $   3,844
   Settlement Income                                                                                                     24,318 (3)
   Less: Foreign Taxes Withheld                                                                                             (39)
____________________________________________________________________________________________________________________________________

      Total Investment Income                                                                                            28,123
____________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                                        3,011
   Distribution and Service fees:
      Class A                                                                                                                 1
      Class C                                                                                                                18
   Professional Fees                                                                                                         38
   Registration and SEC Fees                                                                                                180
   Custodian Fees                                                                                                            51
   Printing Fees                                                                                                            239
   Trustees' Fees                                                                                                            38
   Transfer Agent Fees                                                                                                    1,610
   Offering Costs                                                                                                             -
   Other Expenses                                                                                                            48
____________________________________________________________________________________________________________________________________

      Total Expenses                                                                                                      5,234
____________________________________________________________________________________________________________________________________

Less:
   Net (Waiver) Recoupment of Management Fees                                                                            (1,156)
   Expense Reduction (2)                                                                                                      -
____________________________________________________________________________________________________________________________________

      Net Expenses                                                                                                        4,078
____________________________________________________________________________________________________________________________________

   Net Investment Income (Loss)                                                                                          24,045
____________________________________________________________________________________________________________________________________

   Net Increase from Payment by Affiliates (1)                                                                                -
   Net Realized Loss from Security Transactions                                                                         (76,313)
   Net Realized Gain on Foreign Currency Transactions                                                                         1
   Net Change in Unrealized Depreciation/Appreciation on Investments                                                   (111,647)
____________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Loss on Investments                                                                     (187,959)
____________________________________________________________________________________________________________________________________

   Decrease in Net Assets Resulting from Operations                                                                   $(163,914)
____________________________________________________________________________________________________________________________________

(1) See Note 2.
(2) All expense reductions are for transfer agent expenses. See Note 2.
(3) During the year ended March 31, 2009, the Fund received a one-time distribution of settlement funds from the Pilgrim, Baxter &
    Associates, Ltd. fair fund.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                128

____________________________________________________________________________________________________________________________________

                                                                Old Mutual
                                Old Mutual                      Strategic                    Old Mutual                 Old Mutual
  Old Mutual                    Large Cap                         Small                         TS&W                       TS&W
 Heitman REIT                     Growth                         Company                      Mid-Cap                   Small Cap
     Fund                          Fund                           Fund                       Value Fund                 Value Fund
____________________________________________________________________________________________________________________________________

   $  2,716                     $  1,468                       $    212                       $    976                   $    622
          -                          318 (3)                         35 (3)                          -                          -
         (7)                         (20)                            (2)                            (2)                        (2)
____________________________________________________________________________________________________________________________________

      2,709                        1,766                            245                            974                        620
____________________________________________________________________________________________________________________________________

        629                        1,079                            214                            581                        489
         20                            5                              3                             10                          4
          4                           25                              -                             21                          9
         10                          119                             21                             58                         23
        106                          119                            100                             65                         77
         17                            -                             16                             11                         12
         28                          148                             18                             15                         (3)
          1                           12                              2                              6                          4
        128                          594                             86                             30                         52
          -                            -                              -                             17                          5
         17                           23                              5                             15                         10
____________________________________________________________________________________________________________________________________

        960                        2,124                            465                            829                        682
____________________________________________________________________________________________________________________________________

       (203)                        (512)                          (213)                          (177)                      (121)
          -                            -                              -                             (1)                         -
____________________________________________________________________________________________________________________________________

        757                        1,612                            252                            651                        561
____________________________________________________________________________________________________________________________________

      1,952                          154                             (7)                           323                         59
____________________________________________________________________________________________________________________________________

          -                            -                             15                              -                          2
    (21,864)                     (40,013)                       (10,866)                       (35,871)                   (11,121)
          -                            -                              -                              -                          -
    (25,800)                     (31,416)                         1,727                          9,148                     (7,989)
____________________________________________________________________________________________________________________________________

    (47,664)                     (71,429)                        (9,124)                       (26,723)                   (19,108)
____________________________________________________________________________________________________________________________________

   $(45,712)                    $(71,275)                      $ (9,131)                      $(26,400)                  $(19,049)
____________________________________________________________________________________________________________________________________

                                                                129

STATEMENTS OF OPERATIONS (000) - concluded
FOR THE YEAR ENDED MARCH 31, 2009

____________________________________________________________________________________________________________________________________

                                                                                                                          Old Mutual
                                                               Old Mutual                                  Old Mutual       Dwight
                                                                 Barrow      Old Mutual    Old Mutual        Dwight       Short Term
                                                                 Hanley         Cash       Dwight High    Intermediate       Fixed
                                                                Core Bond     Reserves        Yield       Fixed Income      Income
                                                                  Fund          Fund          Fund            Fund           Fund
____________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                    $    52      $   -           $    18        $   163        $   326
   Interest                                                       2,830        841             1,185          3,185          6,994
   Less: Foreign Taxes Withheld                                       -          -                 -              -              -
____________________________________________________________________________________________________________________________________

      Total Investment Income                                     2,882        841             1,203          3,348          7,320
____________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                  328        152                78            288            715
   Distribution and Service fees:
      Class A                                                         -          2                 -             39             24
      Class C                                                         -         20                 -             35             39
   Professional Fees                                                 26         46                 8             48             80
   Registration and SEC Fees                                         22        102                15            100             94
   Custodian Fees                                                     9         21                 2             15              2
   Printing Fees                                                     (4)        22                 -             13             27
   Trustees' Fees                                                     5          4                 1              7             17
   Transfer Agent Fees                                                2        130                (1)            35            211
   Pricing Fees                                                      21          5                11             46             10
   Other Expenses                                                     2         11                 3             12             23
____________________________________________________________________________________________________________________________________

      Total Expenses                                                411        515               117            638          1,242
____________________________________________________________________________________________________________________________________

Less:
   Net (Waiver) Recoupment of Management Fees                       (29)      (152)              (28)          (229)           (64)
   Reimbursement of Other Expenses by Adviser                         -        (72) (3)            -              -              -
   Expense Reduction (2)                                              -          -                 -              -              -
____________________________________________________________________________________________________________________________________

      Net Expenses                                                  382        291                89            409          1,178
____________________________________________________________________________________________________________________________________

   Net Investment Income                                          2,500        550             1,114          2,939          6,142
____________________________________________________________________________________________________________________________________

   Net Increase from Payment by Affiliates (1)                        -          -                 -              3              -
   Net Realized Gain (Loss) from Security Transactions            1,508          2              (402)           372             (3)
   Net Realized Gain on Futures Contracts                             -          -                 -            244              -
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments                                             (2,208)         -            (1,890)        (1,648)        (4,090)
   Net Change in Unrealized Appreciation on Futures Contracts         -          -                 -             42              -
____________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain (Loss) on
      Investments                                                  (700)         2            (2,292)          (987)        (4,093)
____________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Resulting from
      Operations                                                $ 1,800      $ 552           $(1,178)       $ 1,952        $ 2,049
____________________________________________________________________________________________________________________________________

(1) See Note 2.
(2) All expense reductions are for transfer agent expenses. See Note 2.
(3) See Note 3.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                130

STATEMENTS OF CHANGES IN NET ASSETS (000)

___________________________________________________________________________________________________________________________________________________

                                                                                                 Old Mutual                    Old Mutual
                                                                                           Advantage Growth Fund      Analytic U.S. Long/Short Fund
___________________________________________________________________________________________________________________________________________________

                                                                                                         11/19/07*
                                                                                           4/1/08 to        to           4/1/08 to     4/1/07 to
                                                                                            3/31/09       3/31/08         3/31/09       3/31/08
___________________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                            $    (13)      $   (19)       $     905     $    181
   Net Increase from Payment by Affiliates (2)                                                    -             -                -            -
   Net Realized Gain (Loss) from Investments (including Securities Sold Short),
      Written Option Contracts and Futures Contracts                                        (15,417)        2,147          (89,014)     (10,214)
   Net Change in Unrealized Appreciation (Depreciation) on Investments
      (including Securities Sold Short) Futures Contracts and Written Option Contracts       (9,107)        3,701          (13,735)      (3,198)
___________________________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                          (24,537)        5,829         (101,844)     (13,231)
___________________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                     -             -             (614)        (145)
      Advisor Class                                                                               -             -                -            -
      Class A                                                                                     -             -              (26)         (59)
      Class C                                                                                     -             -              (11)          (8)
      Institutional Class                                                                         -             -              (90)        (248)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                     -             -                -            -
      Class A                                                                                     -             -                -            -
      Class C                                                                                     -             -                -            -
      Institutional Class                                                                    (2,168)            -                -            -
___________________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                         (2,168)            -             (741)        (460)
___________________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)           (26,070)       72,952          172,116      (26,958)
___________________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                  (52,775)       78,781           69,531      (40,649)
___________________________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                    78,781             -          113,367      154,016
___________________________________________________________________________________________________________________________________________________

      End of Period                                                                        $ 26,006       $78,781        $ 182,898     $113,367
___________________________________________________________________________________________________________________________________________________

   Undistributed Net Investment Income                                                     $      -       $     -        $     345     $     23
___________________________________________________________________________________________________________________________________________________

(1) See Note 5.
(2) See Note 2.
  * Inception Date of the Fund

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                132

____________________________________________________________________________________________________________________________________

                                          Old Mutual
        Old Mutual                Columbus Circle Technology                Old Mutual                           Old Mutual
 Barrow Hanley Value Fund          and Communications Fund              Discover Value Fund                     Focused Fund
____________________________________________________________________________________________________________________________________

4/1/08 to        4/1/07 to        4/1/08 to        4/1/07 to        4/1/08 to        11/19/07* to        4/1/08 to        4/1/07 to
 3/31/09          3/31/08          3/31/09          3/31/08          3/31/09           3/31/08            3/31/09          3/31/08
____________________________________________________________________________________________________________________________________

$  4,057         $  2,116         $  1,624         $ (1,615)        $     48           $   (16)          $  1,088          $   311
       -                -                -                2                -                 -                  -                -

  (4,111)          10,949          (34,493)          27,241          (10,180)           (1,191)           (33,358)             981

 (60,420)         (28,827)         (10,658)         (14,415)          (5,306)           (1,072)               446           (3,894)
____________________________________________________________________________________________________________________________________

 (60,474)         (15,762)         (43,527)          11,213          (15,438)           (2,279)           (31,824)          (2,602)
____________________________________________________________________________________________________________________________________

  (1,781)          (2,270)               -                -                -                 -               (723)             (56)
       -               (2)               -                -                -                 -                  -                -
     (63)             (45)               -                -                -                 -                (33)              (4)
     (39)             (34)               -                -                -                 -                (11)               -
  (1,198)            (796)               -                -              (27)                -               (271)            (120)

       -          (11,779)               -                -                -                 -               (199)            (848)
       -             (317)               -                -                -                 -                 (9)            (131)
       -             (424)               -                -                -                 -                 (3)             (20)
       -           (7,317)               -                -                -                 -                (73)            (896)
____________________________________________________________________________________________________________________________________

  (3,081)         (22,984)               -                -              (27)                -             (1,322)          (2,075)
____________________________________________________________________________________________________________________________________

  35,203           50,959          (18,493)         (15,886)           5,510            36,033             51,125           18,644
____________________________________________________________________________________________________________________________________

 (28,352)          12,213          (62,020)          (4,673)          (9,955)           33,754             17,979           13,967
____________________________________________________________________________________________________________________________________

 143,437          131,224          156,356          161,029           33,754                 -             43,025           29,058
____________________________________________________________________________________________________________________________________

$115,085         $143,437         $ 94,336         $156,356         $ 23,799           $33,754           $ 61,004          $43,025
____________________________________________________________________________________________________________________________________

$    976         $      -         $  1,624         $      -         $     22           $     -           $    258          $   200
____________________________________________________________________________________________________________________________________

                                                                133

STATEMENTS OF CHANGES IN NET ASSETS (000) - continued

____________________________________________________________________________________________________________________________________

                                                                                       Old Mutual                  Old Mutual
                                                                                       Growth Fund              Heitman REIT Fund
____________________________________________________________________________________________________________________________________

                                                                                 4/1/08 to     4/1/07 to     4/1/08 to     4/1/07 to
                                                                                  3/31/09       3/31/08       3/31/09       3/31/08
____________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                  $  24,045     $ (2,417)     $  1,952      $  1,127
   Net Increase from Payment by Affiliates (2)                                           -            -             -             -
   Net Realized Gain (Loss) from Investments and Foreign Currency Transactions     (76,312)      57,559       (21,864)       20,487
   Net Change in Unrealized Appreciation (Depreciation) on Investments            (111,647)     (27,565)      (25,800)      (47,644)
____________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                (163,914)      27,577       (45,712)      (26,030)
____________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                            -         (432)       (1,060)       (2,030)
      Advisor Class                                                                      -            -             -          (110)
      Class A                                                                            -            -          (161)         (191)
      Class C                                                                            -           (4)           (8)           (3)
      Institutional Class                                                                -            -          (202)         (298)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                            -            -             -       (22,700)
      Advisor Class                                                                      -            -             -          (490)
      Class A                                                                            -            -             -        (2,768)
      Class C                                                                            -            -             -           (45)
      Institutional Class                                                                -            -             -        (4,962)
____________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                     -         (436)       (1,431)      (33,597)
____________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)  (38,164)     (81,972)      (26,574)      (35,366)
____________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                        (202,078)     (54,831)      (73,717)      (94,993)
____________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                          477,273      532,104       103,893       198,886
____________________________________________________________________________________________________________________________________

      End of Period                                                              $ 275,195     $477,273      $ 30,176      $103,893
____________________________________________________________________________________________________________________________________

   Undistributed Net Investment Income/(Accumulated Net Investment Loss)         $  24,045     $     (1)     $ (2,348)     $ (2,133)
____________________________________________________________________________________________________________________________________

(1) See Note 5.
(2) See Note 2.
  * Inception Date of the Fund

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                134

____________________________________________________________________________________________________________________________________

                                           Old Mutual                       Old Mutual                         Old Mutual
         Old Mutual                      Strategic Small                   TS&W Mid-Cap                      TS&W Small Cap
    Large Cap Growth Fund                 Company Fund                      Value Fund                         Value Fund
____________________________________________________________________________________________________________________________________

 4/1/08 to        4/1/07 to        4/1/08 to        4/1/07 to        4/1/08 to        6/4/07* to        4/1/08 to        4/1/07 to
  3/31/09          3/31/08          3/31/09          3/31/08          3/31/09          3/31/08           3/31/09          3/31/08
____________________________________________________________________________________________________________________________________

$    154          $   (362)        $     (7)        $    (69)        $    323         $   117           $     59         $   (316)
       -                 -               15                -                -               -                  2                -
 (40,013)            6,283          (10,866)           1,531          (35,871)         (2,289)           (11,121)          10,536
 (31,416)           (1,502)           1,727           (4,191)           9,148           3,492             (7,989)         (16,377)
____________________________________________________________________________________________________________________________________

 (71,275)            4,419           (9,131)          (2,729)         (26,400)          1,320            (19,049)          (6,157)
____________________________________________________________________________________________________________________________________

       -                 -                -                -                -               -                (43)               -
       -                 -                -                -                -               -                  -                -
       -                 -                -                -              (21)              -                 (2)               -
       -                 -                -                -               (8)              -                 (1)               -
       -                 -                -                -             (268)            (37)                 -                -

       -                 -                -           (5,735)               -               -             (3,991)          (8,067)
       -                 -                -                -                -               -                  -                -
       -                 -                -             (279)               -               -               (218)             (75)
       -                 -                -              (12)               -               -               (116)            (109)
       -                 -                -                -                -               -                  -                -
____________________________________________________________________________________________________________________________________

       -                 -                -           (6,026)            (297)            (37)            (4,371)          (8,251)
____________________________________________________________________________________________________________________________________

 114,226           (17,566)          75,915           (3,771)          91,027          59,418             35,306           (6,652)
____________________________________________________________________________________________________________________________________

  42,951           (13,147)          66,784          (12,526)          64,330          60,701             11,886          (21,060)
____________________________________________________________________________________________________________________________________

  99,201           112,348           25,450           37,976           60,701               -             47,807           68,867
____________________________________________________________________________________________________________________________________

$142,152          $ 99,201         $ 92,234         $ 25,450         $125,031         $60,701           $ 59,693         $ 47,807
____________________________________________________________________________________________________________________________________

$    164          $      -         $    (11)        $      4         $    106         $    80           $     10         $     (4)
____________________________________________________________________________________________________________________________________

                                                                135

STATEMENTS OF CHANGES IN NET ASSETS (000) - concluded

____________________________________________________________________________________________________________________________________

                                                                                         Old Mutual
                                                                                       Barrow Hanley                Old Mutual
                                                                                       Core Bond Fund           Cash Reserves Fund
____________________________________________________________________________________________________________________________________

                                                                                 4/1/08 to    11/19/07* to    4/1/08 to    4/1/07 to
                                                                                  3/31/09       3/31/08        3/31/09      3/31/08
____________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income                                                         $  2,500       $    752      $    550     $  1,471
   Net Increase from Payment by Affiliates (2)                                          -              -             -            -
   Net Realized Gain (Loss) from Investments and Futures Contracts                  1,508            537             2            1
   Net Change in Unrealized Appreciation (Depreciation) on Investments
      and Futures Contracts                                                        (2,208)           845             -            -
____________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                  1,800          2,134           552        1,472
____________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                           -              -          (530)      (1,445)
      Advisor Class                                                                     -              -             -            -
      Class A                                                                           -              -            (9)          (8)
      Class C                                                                           -              -           (10)         (17)
      Institutional Class                                                          (2,486)          (747)            -            -
   Net Realized Gains from Investment Transactions:
      Class Z                                                                           -              -             -            -
      Advisor Class                                                                     -              -             -            -
      Class A                                                                           -              -             -            -
      Class C                                                                           -              -             -            -
      Institutional Class                                                            (759)             -             -            -
____________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                               (3,245)          (747)         (549)      (1,470)
____________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)  (2,524)        45,673        (3,135)       7,228
____________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                         (3,969)        47,060        (3,132)       7,230
____________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                          47,060              -        40,139       32,909
____________________________________________________________________________________________________________________________________

      End of Period                                                              $ 43,091       $ 47,060      $ 37,007     $ 40,139
____________________________________________________________________________________________________________________________________

   Undistributed Net Investment Income/(Accumulated Net Investment Loss)         $      -       $      -      $      1     $      -
____________________________________________________________________________________________________________________________________

(1) See Note 5.
(2) See Note 2.
  * Inception Date of the Fund

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                136

_____________________________________________________________________________________________________

                                               Old Mutual                       Old Mutual
           Old Mutual                     Dwight Intermediate                Dwight Short Term
     Dwight High Yield Fund                Fixed Income Fund                 Fixed Income Fund
_____________________________________________________________________________________________________

  4/1/08 to        11/19/07* to        4/1/08 to        4/1/07 to        4/1/08 to        4/1/07 to
   3/31/09           3/31/08            3/31/09          3/31/08          3/31/09          3/31/08
_____________________________________________________________________________________________________

  $ 1,114            $  254             $ 2,939          $ 1,539         $  6,142         $  7,264
        -                 -                   3                -                -                -
     (402)             (120)                616            1,334               (3)             437

   (1,890)             (901)             (1,606)             586           (4,090)             809
_____________________________________________________________________________________________________

   (1,178)             (767)              1,952            3,459            2,049            8,510
_____________________________________________________________________________________________________

        -                 -                (177)            (261)          (5,322)          (6,920)
        -                 -                   -                -                -               (7)
        -                 -                (693)             (33)            (320)             (46)
        -                 -                (125)             (11)            (147)             (44)
   (1,134)             (253)             (1,892)          (1,236)              (2)               -

        -                 -                (114)               -                -                -
        -                 -                   -                -                -                -
        -                 -                (545)               -                -                -
        -                 -                (118)               -                -                -
        -                 -                (838)               -                -                -
_____________________________________________________________________________________________________

   (1,134)             (253)             (4,502)          (1,541)          (5,791)          (7,017)
_____________________________________________________________________________________________________

    3,036             9,622               4,939           64,109           12,616          (27,718)
_____________________________________________________________________________________________________

      724             8,602               2,389           66,027            8,874          (26,225)
_____________________________________________________________________________________________________

    8,602                 -              74,284            8,257          162,242          188,467
_____________________________________________________________________________________________________

  $ 9,326            $8,602             $76,673          $74,284         $171,116         $162,242
_____________________________________________________________________________________________________

  $   (14)           $    -             $     -          $    (4)        $      3         $      -
_____________________________________________________________________________________________________

                                                                137

STATEMENT OF CASH FLOWS (000)
FOR THE YEAR ENDED MARCH 31, 2009

____________________________________________________________________________________________________________________________________

                                                                                                                      Old Mutual
                                                                                                                     Analytic U.S.
                                                                                                                      Long/Short
                                                                                                                         Fund
____________________________________________________________________________________________________________________________________

Cash Flows Provided From (Used In) Operating Activities:
   Interest and Dividends Received (Excludes Net of Amortization/Accretion of $24)                                    $   4,060
   Purchases of Long-term Investment Securities                                                                        (595,047)
   Proceeds from Sales of Long-term Investment Securities                                                               383,725
   Net Cash used for Futures Contracts                                                                                   (4,101)
   Net Cash Provided from Short Sale Transactions                                                                        39,412
   Net Decrease in Short-term Investments                                                                                 3,926
   Interest Expense Paid                                                                                                   (279)
   Operating Expenses Paid                                                                                               (2,900)
____________________________________________________________________________________________________________________________________

Net Cash Used In Operating Activities                                                                                  (171,204)
____________________________________________________________________________________________________________________________________

Cash Flows Provided From (Used In) Financing Activities:
   Increase in Shares of Beneficial Interest Sold                                                                       171,587
   Cash Dividends Paid, Excluding Reinvestment of $284                                                                     (457)
   Decrease in Deposits with Brokers                                                                                         74
____________________________________________________________________________________________________________________________________

Net Cash Provided From Financing Activities                                                                             171,204
____________________________________________________________________________________________________________________________________

Net Change in Cash                                                                                                            -
Cash at Beginning of Year                                                                                                    20
____________________________________________________________________________________________________________________________________

Cash at End of Year                                                                                                   $      20
____________________________________________________________________________________________________________________________________

Reconciliation of Net Decrease in Net Assets from Operations to
   Net Cash Used In Operating Activities:
   Net Decrease in Net Assets Resulting from Operations                                                               $(101,844)
____________________________________________________________________________________________________________________________________

   Increase in Investments                                                                                              (68,210)
   Accretion of Discount on Investments                                                                                     (24)
   Increase in Dividends and Interest Receivable                                                                           (219)
   Decrease in Payable for Securities Purchased                                                                             (54)
   Increase in Receivable for Securities Sold                                                                            (1,056)
   Increase in Variation Margin Receivable                                                                                  (16)
   Decrease in Other Assets                                                                                                  26
   Increase in Accrued Expenses                                                                                             193
____________________________________________________________________________________________________________________________________

   Total Adjustments                                                                                                    (69,360)
____________________________________________________________________________________________________________________________________

   Net Cash Used In Operating Activities                                                                              $(171,204)
____________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                138

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                           Ratio of Net
                   Net                 Realized and                                                                          Net                      Net         Ratio         Ratio       Investment
                  Asset        Net      Unrealized                 Dividends    Distributions     Total                     Asset                    Assets       of Net       of Gross       Income
                  Value    Investment    Gains or        Total      from Net        from        Dividends                   Value                     End        Expenses     Expenses to     (Loss)       Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital         and       Redemption      End        Total      of Period    to Average    Average Net   to Average     Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income         Gains     Distributions     Fees      of Period    Return†       (000)      Net Assets*    Assets*,^    Net Assets*      Rate†
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ADVANTAGE GROWTH FUND
Institutional Class (4)

 2009            $  8.67    $    -       $ (3.21)     $ (3.21)     $     -        $(0.40)        $(0.40)       $   -        $ 5.06    (37.02)%      $ 26,006       1.00%         0.92%       (0.02)%        99.62%
 2008              10.00         -         (1.33)       (1.33)           -             -              -            -          8.67    (13.30)%        78,781       1.00%         1.20%       (0.06)%        69.43%
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

 Class Z
 2009            $ 13.11    $ 0.06       $ (5.29)     $ (5.23)     $ (0.03)       $    -         $(0.03)       $   -        $ 7.85    (39.91)%     $ 149,755       1.83%@        1.69%        0.57%        184.31%
 2008              14.20      0.03         (1.09)       (1.06)       (0.03)            -          (0.03)           -         13.11     (7.47)%        46,374       1.45%@        1.83%        0.18%        235.64%
 2007              11.70      0.08          2.46         2.54        (0.04)            -          (0.04)           -         14.20     21.74%        150,654       1.24%@        1.56%        0.59%        171.44% (8)
 2006              10.60      0.05          1.13         1.18        (0.08)            -          (0.08)           -         11.70     11.16%         27,771       1.27%@        1.30%        0.47%        208.15%
 2005               9.84      0.06          0.77         0.83        (0.07)            -          (0.07)           -         10.60      8.49%         55,219       1.28%         1.28%        0.57%        173.71%
 Class A
 2009            $ 13.02    $ 0.01       $ (5.23)     $ (5.22)     $ (0.03)       $    -         $(0.03)       $   -        $ 7.77    (40.12)%       $ 5,222       2.03%@        2.59%        0.07%        184.31%
 2008              14.15     (0.03)        (1.05)       (1.08)       (0.05)            -          (0.05)           -         13.02     (7.66)%        14,468       1.87%@        2.75%       (0.19)%       235.64%
 2007              11.68      0.05          2.44         2.49        (0.02)            -          (0.02)           -         14.15     21.33%          2,546       1.48%@        2.47%        0.39%        171.44% (8)
 2006              10.58      0.03          1.13         1.16        (0.06)            -          (0.06)           -         11.68     10.97%            387       1.49%@        1.54%        0.29%        208.15%
 2005               9.83      0.04          0.77         0.81        (0.06)            -          (0.06)           -         10.58      8.21%            177       1.53%         1.53%        0.38%        173.71%
 Class C
 2009            $ 12.79    $(0.08)      $ (5.10)     $ (5.18)     $ (0.02)       $    -         $(0.02)       $   -        $ 7.59    (40.49)%       $ 2,965       2.78%@        3.23%       (0.73)%       184.31%
 2008              13.98     (0.13)        (1.04)       (1.17)       (0.02)            -          (0.02)           -         12.79     (8.41)%         8,203       2.66%@        3.10%       (0.97)%       235.64%
 2007              11.60     (0.06)         2.42         2.36            -             -              -         0.02         13.98     20.52%            816       2.24%@        3.95%       (0.45)%       171.44% (8)
 2006              10.53     (0.05)         1.12         1.07            -             -              -            -         11.60     10.16%            157       2.25%@        2.29%       (0.50)%       208.15%
 2005               9.81     (0.04)         0.76         0.72            -             -              -            -         10.53      7.34%             89       2.28%         2.28%       (0.42)%       173.71%
 Institutional Class
 2009            $ 13.09    $ 0.05       $ (5.25)     $ (5.20)     $ (0.03)       $    -         $(0.03)       $   -        $ 7.86    (39.73)%      $ 24,956       1.60%@        1.71%        0.50%        184.31%
 2008              14.20      0.02         (1.05)       (1.03)       (0.08)            -          (0.08)           -         13.09     (7.32)%        44,322       1.47%@        1.63%        0.18%        235.64%
 2007 (2)          13.51      0.03          0.66         0.69            -             -              -            -         14.20      5.11%              -       1.01%@    2,495.13%        0.73%        171.44% (8)
______________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                139

FINANCIAL HIGHLIGHTS - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                           Ratio of Net
                   Net                 Realized and                                                                          Net                      Net         Ratio         Ratio       Investment
                  Asset        Net      Unrealized                 Dividends    Distributions     Total                     Asset                    Assets       of Net       of Gross       Income
                  Value    Investment    Gains or        Total      from Net        from        Dividends                   Value                     End        Expenses     Expenses to     (Loss)       Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital         and       Redemption      End        Total      of Period    to Average    Average Net   to Average     Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income         Gains     Distributions     Fees      of Period    Return†       (000)      Net Assets*    Assets*,^    Net Assets*      Rate†
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL BARROW HANLEY VALUE FUND

 Class Z
 2009            $  6.65    $ 0.16       $ (2.68)      $(2.52)      $(0.12)      $     -         $(0.12)       $   -       $  4.01    (38.29)%    $   67,325       1.10%         1.22%        3.03%         17.05%
 2008               8.82      0.14         (0.97)       (0.83)       (0.20)        (1.14)         (1.34)           -          6.65    (11.49)%        86,801       1.10%         1.37%        1.59%          9.69%
 2007              16.61      0.19          1.37         1.56        (0.21)        (9.14)         (9.35)           -          8.82     14.03%        124,884       1.10%         1.43%        1.52%         62.56%
 2006              16.65      0.09          0.68         0.77        (0.14)        (0.67)         (0.81)           -         16.61      4.69%        311,142       1.37%         1.45%        0.51%         26.88%
 2005              15.88      0.06          0.99         1.05        (0.05)        (0.23)         (0.28)           -         16.65      6.64%      1,374,194       1.44%         1.46%        0.34%         20.03%
 Class A
 2009            $  6.64    $ 0.14       $ (2.66)      $(2.52)      $(0.12)      $     -         $(0.12)       $   -       $  4.00    (38.39)%    $    2,530       1.35%         2.23%        2.76%         17.05%
 2008               8.80      0.12         (0.97)       (0.85)       (0.17)        (1.14)         (1.31)           -          6.64    (11.68)%         2,379       1.35%         2.38%        1.36%          9.69%
 2007              16.58      0.15          1.38         1.53        (0.17)        (9.14)         (9.31)           -          8.80     13.86%          2,806       1.35%         1.79%        1.27%         62.56%
 2006              16.62      0.06          0.65         0.71        (0.08)        (0.67)         (0.75)           -         16.58      4.34%          3,791       1.59%         1.66%        0.38%         26.88%
 2005              15.86      0.02          1.00         1.02        (0.03)        (0.23)         (0.26)           -         16.62      6.41%          5,827       1.69%         1.71%        0.12%         20.03%
 Class C
 2009            $  6.49    $ 0.11       $ (2.60)      $(2.49)      $(0.11)      $     -         $(0.11)       $   -       $  3.89    (38.80)%    $    1,219       2.10%         3.43%        2.11%         17.05%
 2008               8.62      0.05         (0.95)       (0.90)       (0.09)        (1.14)         (1.23)           -          6.49    (12.38)%         2,567       2.10%         2.87%        0.61%          9.69%
 2007              16.37      0.06          1.33         1.39            -         (9.14)         (9.14)           -          8.62     12.78%          3,283       2.10%         2.56%        0.52%         62.56%
 2006              16.46     (0.06)         0.64         0.58            -         (0.67)         (0.67)           -         16.37      3.58%          5,988       2.35%         2.42%       (0.37)%        26.88%
 2005              15.80     (0.11)         1.00         0.89            -         (0.23)         (0.23)           -         16.46      5.62%         10,143       2.44%         2.46%       (0.65)%        20.03%
 Institutional Class
 2009            $  6.63    $ 0.17       $ (2.66)      $(2.49)      $(0.13)      $     -         $(0.13)       $   -       $  4.01    (38.06)%    $   44,011       0.90%         1.02%        3.24%         17.05%
 2008               8.83      0.41         (1.25)       (0.84)       (0.22)        (1.14)         (1.36)           -          6.63    (11.57)%        51,690       0.90%         1.02%        2.00%          9.69%
 2007 (2)           8.69      0.05          0.09         0.14            -             -              -            -          8.83      1.61%              -       0.93%     2,546.53%        2.10%         62.56%

______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

 Class Z
 2009            $ 14.19    $ 0.16       $ (4.37)      $(4.21)      $    -       $     -         $    -        $   -       $  9.98    (29.67)%    $   87,360       1.45%         1.88%        1.29%        313.69%
 2008              13.14     (0.14)         1.19 (6)     1.05            -             -              -            -         14.19      7.99% (6)    152,823       1.45%         1.83%       (0.91)%       243.11%
 2007              13.04     (0.13)         0.23         0.10            -             -              -            -         13.14      0.77%        160,833       1.45%         1.84%       (1.06)%       126.47%
 2006              10.40     (0.14)         2.78         2.64            -             -              -            -         13.04     25.38%        222,617       1.59%         1.62%       (1.24)%       104.99%
 2005              10.77     (0.13)        (0.24)       (0.37)           -             -              -            -         10.40     (3.44)%       229,768       1.64%         1.64%       (1.22)%        63.05%
 Class A
 2009            $ 14.02    $ 0.09       $ (4.28)      $(4.19)      $    -       $     -         $    -        $   -       $  9.83    (29.89)%    $    1,026       1.70%         2.86%        0.79%        313.69%
 2008              13.02     (0.13)         1.13 (6)     1.00            -             -              -            -         14.02      7.68% (6)      1,670       1.70%         3.86%       (0.97)%       243.11%
 2007              12.96     (0.16)         0.22         0.06            -             -              -            -         13.02      0.46%             73       1.70%         8.11%       (1.31)%       126.47%
 2006              10.36     (0.17)         2.77         2.60            -             -              -            -         12.96     25.10%             67       1.83%         1.87%       (1.48)%       104.99%
 2005              10.75     (0.15)        (0.24)       (0.39)           -             -              -            -         10.36     (3.63)%            53       1.90%         1.90%       (1.47)%        63.05%
 Class C
 2009            $ 13.57    $(0.02)      $ (4.11)      $(4.13)      $    -       $     -         $    -        $   -       $  9.44    (30.43)%    $      763       2.45%         3.58%       (0.21)%       313.69%
 2008              12.68     (0.23)         1.12 (6)     0.89            -             -              -            -         13.57      7.02% (6)      1,863       2.45%         4.60%       (1.71)%       243.11%
 2007              12.72     (0.25)         0.21        (0.04)           -             -              -            -         12.68     (0.31)%           123       2.45%         6.06%       (2.06)%       126.47%
 2006              10.24     (0.25)         2.73         2.48            -             -              -            -         12.72     24.22%            124       2.57%         2.61%       (2.19)%       104.99%
 2005              10.71     (0.23)        (0.24)       (0.47)           -             -              -            -         10.24     (4.39)%            53       2.65%         2.65%       (2.22)%        63.05%
 Institutional Class
 2009            $ 14.22    $ 0.32       $ (4.53)      $(4.21)      $    -       $     -         $    -        $   -       $ 10.01    (29.61)%    $    5,187       1.20%         1.51%        3.01%        313.69%
 2008              13.14     (0.13)         1.21 (6)     1.08            -             -              -            -         14.22      8.22% (6)          -       1.20%     1,490.14%       (0.36)%       243.11%
 2007 (2)          13.02     (0.03)         0.15         0.12            -             -              -            -         13.14      0.92%              -       1.22%     2,547.92%       (0.80)%       126.47%
______________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                140

                                                                                                                                                                                           Ratio of Net
                   Net                 Realized and                                                                          Net                      Net         Ratio         Ratio       Investment
                  Asset        Net      Unrealized                 Dividends    Distributions     Total                     Asset                    Assets       of Net       of Gross       Income
                  Value    Investment    Gains or        Total      from Net        from        Dividends                   Value                     End        Expenses     Expenses to     (Loss)       Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital         and       Redemption      End        Total      of Period    to Average    Average Net   to Average     Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income         Gains     Distributions     Fees      of Period    Return†       (000)      Net Assets*    Assets*,^    Net Assets*      Rate†
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DISCOVER VALUE FUND

 Institutional Class
 2009             $ 9.42    $ 0.01       $ (4.25)      $(4.24)      $(0.01)       $    -         $(0.01)       $   -      $   5.17    (45.04)%    $   23,799       1.17%         1.40%        0.17%        205.51%
 2008 (4)          10.00         -         (0.58)       (0.58)           -             -              -            -          9.42     (5.80)%        33,754       1.17%         1.40%       (0.13)%        65.99%
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL FOCUSED FUND

 Class Z
 2009            $ 21.84    $ 0.25       $ (7.20)      $(6.95)      $(0.24)       $(0.07)        $(0.31)       $   -      $  14.58    (31.88)%    $   42,976       1.12%         1.45%        1.33%        309.24%
 2008              23.53      0.19         (0.86)       (0.67)       (0.06)        (0.96)         (1.02)           -         21.84     (3.21)%        17,780       1.15%         1.36%        0.78%         97.93%
 2007              20.36      0.13          3.10         3.23        (0.06)            -          (0.06)           -         23.53     15.85%         25,555       1.15%         1.44%        0.57%         95.63%
 2006              18.61      0.02          1.82         1.84        (0.09)            -          (0.09)           -         20.36      9.88%         17,566       1.39%         1.47%        0.08%        110.47%
 2005              17.19      0.07          1.35         1.42            -             -              -            -         18.61      8.26%         19,724       1.49%         1.62%        0.42%        192.04%
 Class A
 2009            $ 21.68    $ 0.18       $ (7.11)      $(6.93)      $(0.24)       $(0.07)        $(0.31)       $   -      $  14.44    (32.04)%    $    1,950       1.35%         2.76%        1.01%        309.24%
 2008              23.39      0.11         (0.83)       (0.72)       (0.03)        (0.96)         (0.99)           -         21.68     (3.46)%         1,690       1.40%         2.20%        0.44%         97.93%
 2007              20.29      0.12          3.03         3.15        (0.05)            -          (0.05)           -         23.39     15.52%          3,265       1.40%         1.73%        0.50%         95.63%
 2006              18.55     (0.03)         1.81         1.78        (0.04)            -          (0.04)           -         20.29      9.59%             69       1.64%         1.72%       (0.15)%       110.47%
 2005              17.17      0.03          1.35         1.38            -             -              -            -         18.55      8.04%             63       1.74%         1.87%        0.20%        192.04%
 Class C
 2009            $ 21.05    $ 0.04       $ (6.87)      $(6.83)      $(0.23)       $(0.07)        $(0.30)       $   -      $  13.92    (32.52)%    $      627       2.11%         7.42%        0.21%        309.24%
 2008              22.88     (0.02)        (0.84)       (0.86)       (0.01)        (0.96)         (0.97)           -         21.05     (4.15)%           458       2.15%         7.37%       (0.08)%        97.93%
 2007              19.95     (0.07)         3.00         2.93            -             -              -            -         22.88     14.69%            238       2.15%         5.22%       (0.33)%        95.63%
 2006              18.34     (0.17)         1.78         1.61            -             -              -            -         19.95      8.78%             67       2.39%         2.47%       (0.90)%       110.47%
 2005              17.10     (0.10)         1.34         1.24            -             -              -            -         18.34      7.25%             62       2.49%         2.62%       (0.55)%       192.04%
 Institutional Class
 2009            $ 21.81    $ 0.30       $ (7.17)      $(6.87)      $(0.25)       $(0.07)        $(0.32)       $   -      $  14.62    (31.58)%    $   15,451       0.71%         0.98%        1.60%        309.24%
 2008              23.54      0.29         (0.93)       (0.64)       (0.13)        (0.96)         (1.09)           -         21.81     (3.12)%        23,097       0.80%         1.02%        1.46%         97.93%
 2007 (2)          24.26      0.06         (0.78)       (0.72)           -             -              -            -         23.54     (2.97)%             -       0.83%     2,604.40%        0.91%         95.63%
______________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                141

FINANCIAL HIGHLIGHTS - continued
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                           Ratio of Net
                   Net                 Realized and                                                                          Net                      Net         Ratio         Ratio       Investment
                  Asset        Net      Unrealized                 Dividends    Distributions     Total                     Asset                    Assets       of Net       of Gross       Income
                  Value    Investment    Gains or        Total      from Net        from        Dividends                   Value                     End        Expenses     Expenses to     (Loss)       Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital         and       Redemption      End        Total      of Period    to Average    Average Net   to Average     Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income         Gains     Distributions     Fees      of Period    Return†       (000)      Net Assets*    Assets*,^    Net Assets*      Rate†
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL GROWTH FUND

 Class Z
 2009            $ 24.90    $ 1.31       $(10.29)      $(8.98)      $    -        $    -         $    -        $   -       $ 15.92    (36.06)%    $  263,873       1.10%         1.40%        6.43%        110.70%
 2008              23.90     (0.12)         1.14         1.02        (0.02)            -          (0.02)           -         24.90      4.26%        474,654       1.10%         1.34%       (0.44)%        95.38%
 2007              23.21     (0.08)         0.77         0.69            -             -              -            -         23.90      2.97%        531,797       1.10%         1.33%       (0.36)%        93.58%
 2006              18.36     (0.12)         4.97         4.85            -             -              -            -         23.21     26.42%        655,520       1.35%         1.37%       (0.61)%       102.94%
 2005              18.34     (0.19)         0.21         0.02            -             -              -            -         18.36      0.11%        714,903       1.40%         1.40%       (1.16)%        36.93%
 Class A
 2009            $ 24.62    $ 1.11       $(10.03)      $(8.92)      $    -        $    -         $    -        $   -       $ 15.70    (36.23)%    $      232       1.35%         7.67%        5.57%        110.70%
 2008              23.70     (0.13)         1.08         0.95        (0.03)            -          (0.03)           -         24.62      4.01%            240       1.35%        16.50%       (0.53)%        95.38%
 2007              23.07     (0.13)         0.76         0.63            -             -              -            -         23.70      2.73%             96       1.35%         5.41%       (0.56)%        93.58%
 2006              18.29     (0.14)         4.92         4.78            -             -              -            -         23.07     26.13%            224       1.55%         1.57%       (0.67)%       102.94%
 2005              18.32     (0.25)         0.22        (0.03)           -             -              -            -         18.29     (0.16)%            55       1.65%         1.65%       (1.41)%        36.93%
 Class C
 2009            $ 23.79    $ 1.01       $ (9.74)      $(8.73)      $    -        $    -         $    -        $   -       $ 15.06    (36.70)%    $    1,221       2.10%         3.15%        5.18%        110.70%
 2008              23.08     (0.30)         1.06         0.76        (0.05)            -          (0.05)           -         23.79      3.25%          2,379       2.10%         4.04%       (1.30)%        95.38%
 2007              22.64     (0.30)         0.74         0.44            -             -              -            -         23.08      1.94%            145       2.10%         5.91%       (1.36)%        93.58%
 2006              18.09     (0.30)         4.85         4.55            -             -              -            -         22.64     25.15%             68       2.34%         2.36%       (1.53)%       102.94%
 2005              18.25     (0.38)         0.22        (0.16)           -             -              -            -         18.09     (0.88)%            54       2.40%         2.40%       (2.16)%        36.93%
 Institutional Class
 2009            $ 24.79    $ 1.69       $(10.63)      $(8.94)      $    -        $    -         $    -        $   -       $ 15.85    (36.06)%    $    9,869       0.95%         1.48%        8.97%        110.70%
 2008              23.91     (0.19)         1.13         0.94        (0.06)            -          (0.06)           -         24.79      3.91%              -       0.95%     3,578.21%       (0.75)%        95.38%
 2007 (2)          23.05     (0.02)         0.88         0.86            -             -              -            -         23.91      3.73%              -       0.97%     2,515.87%       (0.30)%        93.58%
______________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                142

                                                                                                                                                                                                 Ratio of Net
                   Net                 Realized and                                                                                     Net                  Net        Ratio         Ratio       Investment
                  Asset        Net      Unrealized                 Dividends    Distributions                Total                     Asset                Assets      of Net       of Gross       Income
                  Value    Investment    Gains or        Total      from Net        from       Return      Dividends                   Value                 End       Expenses     Expenses to     (Loss)     Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital       of           and       Redemption      End       Total   of Period   to Average    Average Net   to Average   Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income         Gains      Capital   Distributions     Fees      of Period   Return†    (000)     Net Assets*    Assets*,^    Net Assets*    Rate†
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL HEITMAN REIT FUND

 Class Z
 2009             $ 9.12    $ 0.21       $ (5.50)      $(5.29)      $(0.16)       $    -       $    -       $(0.16)      $     -      $ 3.67    (58.68)%   $ 23,233      1.07%          1.23%         2.97%      86.69%
 2008              15.34      0.09         (2.85)       (2.76)       (0.27)        (3.19)           -        (3.46)            -        9.12    (18.90)%     68,843      1.25%          1.36%         0.71%      66.23%
 2007              14.28      0.12          2.57         2.69        (0.30)        (1.33)           -        (1.63)            -       15.34     19.20%     181,763      1.25%          1.30%         0.79%      67.95%
 2006              11.77      0.10          4.07         4.17        (0.19)        (1.36)       (0.11) (3)   (1.66)            -       14.28     37.47%     182,951      1.31%          1.31%         0.73%      69.95%
 2005              11.66      0.30          1.01^^       1.31        (0.29)        (0.91)           -        (1.20)            -       11.77     10.96%     145,088      1.31%          1.31%         2.52%      82.58%
 Class A
 2009             $ 9.08    $ 0.20       $ (5.49)      $(5.29)      $(0.14)       $    -       $    -       $(0.14)      $     -      $ 3.65    (58.85)%   $  4,333      1.40%          1.95%         2.78%      86.69%
 2008              15.34      0.29         (3.07)       (2.78)       (0.29)        (3.19)           -        (3.48)            -        9.08    (19.05)%     10,438      1.50%          1.64%         3.14%      66.23%
 2007              14.28      0.08          2.57         2.65        (0.26)        (1.33)           -        (1.59)            -       15.34     18.89%         389      1.50%          2.71%         0.56%      67.95%
 2006              11.77      0.07          4.07         4.14        (0.16)        (1.36)       (0.11) (3)   (1.63)            -       14.28     37.16%         267      1.56%          1.56%         0.54%      69.95%
 2005              11.66      0.27          1.01^^       1.28        (0.26)        (0.91)           -        (1.17)            -       11.77     10.70%          68      1.56%          1.56%         2.27%      82.58%
 Class C
 2009             $ 9.11    $ 0.19       $ (5.54)      $(5.35)      $(0.11)       $    -       $    -       $(0.11)      $     -      $ 3.65    (59.18)%   $    306      2.11%          8.66%         2.86%      86.69%
 2008              15.32     (0.01)        (2.87)       (2.88)       (0.14)        (3.19)           -        (3.33)            -        9.11    (19.69)%        294      2.25%         10.88%        (0.10)%     66.23%
 2007              14.25         -          2.54         2.54        (0.14)        (1.33)           -        (1.47)            -       15.32     18.07%         388      2.25%          3.35%        (0.03)%     67.95%
 2006              11.75     (0.04)         4.08         4.04        (0.07)        (1.36)       (0.11) (3)   (1.54)            -       14.25     36.17%         533      2.31%          2.31%        (0.28)%     69.95%
 2005              11.65      0.18          1.01^^       1.19        (0.18)        (0.91)           -        (1.09)            -       11.75      9.88%         236      2.31%          2.31%         1.54%      82.58%
 Institutional Class
 2009             $ 9.06    $ 0.17       $ (5.41)      $(5.24)      $(0.17)       $    -       $    -       $(0.17)      $     -      $ 3.65    (58.56)%   $  2,304      0.91%          1.31%         2.06%      86.69%
 2008              15.34      0.32         (3.07)       (2.75)       (0.34)        (3.19)           -        (3.53)            -        9.06    (18.85)%     24,318      0.95%          1.26%         3.98%      66.23%
 2007 (2)          15.00      0.10          0.40         0.50        (0.16)            -            -        (0.16)            -       15.34      3.37%           -      0.96%      2,435.56%         2.22%      67.95%
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                143

FINANCIAL HIGHLIGHTS - continued
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                           Ratio of Net
                   Net                 Realized and                                                                         Net                      Net         Ratio         Ratio       Investment
                  Asset        Net      Unrealized                 Dividends    Distributions     Total                    Asset                    Assets       of Net       of Gross       Income
                  Value    Investment    Gains or        Total      from Net        from        Dividends                  Value                     End        Expenses     Expenses to     (Loss)       Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital         and       Redemption     End        Total      of Period    to Average    Average Net   to Average     Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income         Gains     Distributions     Fees     of Period    Return†       (000)      Net Assets*    Assets*,^    Net Assets*      Rate†
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL LARGE CAP GROWTH FUND

 Class Z
 2009            $ 18.91   $  0.02       $ (7.75)      $(7.73)      $    -        $    -         $    -        $   -      $11.18      (40.88)%      $136,809       1.25%         1.61%        0.14%        160.62%
 2008              18.28     (0.06)         0.69         0.63            -             -              -            -       18.91        3.45%         94,245       1.25%         1.68%       (0.31)%       112.65%
 2007              17.78     (0.08)         0.58         0.50            -             -              -            -       18.28        2.81%        111,341       1.25%         1.51%       (0.44)%       157.06%
 2006              14.03     (0.14)         3.89         3.75            -             -              -            -       17.78       26.73%        140,148       1.41%         1.44%       (0.90)%       128.58%
 2005              15.12     (0.09)        (1.00)       (1.09)           -             -              -            -       14.03       (7.21)%       153,215       1.46%         1.46%       (0.64)%        41.95%
 Class A
 2009            $ 18.69   $ (0.01)      $ (7.67)      $(7.68)      $    -        $    -         $    -        $   -      $11.01      (41.09)%      $  1,700       1.50%         2.44%       (0.06)%       160.62%
 2008              18.11     (0.10)         0.68         0.58            -             -              -            -       18.69        3.20%          2,002       1.50%         3.31%       (0.51)%       112.65%
 2007              17.66     (0.12)         0.57         0.45            -             -              -            -       18.11        2.55%            660       1.50%         2.78%       (0.67)%       157.06%
 2006              13.97     (0.17)         3.86         3.69            -             -              -            -       17.66       26.41%             84       1.64%         1.68%       (1.05)%       128.58%
 2005              15.10     (0.13)        (1.00)       (1.13)           -             -              -            -       13.97       (7.48)%            52       1.71%         1.71%       (0.88)%        41.95%
 Class C
 2009            $ 18.07   $ (0.12)      $ (7.37)      $(7.49)      $    -        $    -         $    -        $   -      $10.58      (41.45)%      $  2,033       2.25%         3.29%       (0.85)%       160.62%
 2008              17.65     (0.23)         0.65         0.42            -             -              -            -       18.07        2.38%          2,954       2.25%         3.41%       (1.25)%       112.65%
 2007              17.34     (0.25)         0.56         0.31            -             -              -            -       17.65        1.79%            226       2.25%         5.00%       (1.45)%       157.06%
 2006              13.82     (0.29)         3.81         3.52            -             -              -            -       17.34       25.47%            110       2.41%         2.44%       (1.84)%       128.58%
 2005              15.05     (0.24)        (0.99)       (1.23)           -             -              -            -       13.82       (8.17)%            62       2.46%         2.46%       (1.60)%        41.95%
 Institutional Class
 2009            $ 18.96    $ 0.19       $ (7.90)      $(7.71)      $    -        $    -         $    -        $   -      $11.25      (40.66)%      $  1,610       0.95%         8.98%        1.74%        160.62%
 2008              18.29     (0.01)         0.68         0.67            -             -              -            -       18.96        3.66%              -       0.95%     3,758.64%       (0.05)%       112.65%
 2007 (2)          18.33     (0.01)        (0.03)       (0.04)           -             -              -            -       18.29       (0.22)%             -       0.97%     2,564.04%       (0.16)%       157.06%

______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL STRATEGIC SMALL COMPANY FUND

 Class Z
 2009            $  9.78   $     -       $ (3.41) (6)  $(3.41)      $    -        $    -         $    -        $   -      $ 6.37      (34.87)% (6)  $ 79,518       1.10%         1.75%       (0.01)%       289.91%
 2008              13.47     (0.03)        (0.96)       (0.99)           -         (2.70)         (2.70)           -        9.78      (11.00)%        24,156       1.35%         1.74%       (0.19)%       142.78%
 2007              17.43     (0.12)         0.33         0.21            -         (4.17)         (4.17)           -       13.47        5.12%         35,712       1.35%         1.63%       (0.84)%       160.24%
 2006              14.47     (0.13)         3.09         2.96            -             -              -            -       17.43       20.46%         48,107       1.46%         1.54%       (0.82)%       148.73%
 2005              13.68     (0.16)         0.95         0.79            -             -              -            -       14.47        5.77%         51,156       1.50%         1.61%       (1.17)%        80.38%
 Class A
 2009            $  9.61   $ (0.03)      $ (3.33) (6)  $(3.36)      $    -        $    -         $    -        $   -      $ 6.25      (34.96)% (6)  $    720       1.36%         4.20%       (0.32)%       289.91%
 2008              13.31     (0.06)        (0.94)       (1.00)           -         (2.70)         (2.70)           -        9.61      (11.22)%         1,261       1.60%         3.03%       (0.49)%       142.78%
 2007              17.31     (0.14)         0.31         0.17            -         (4.17)         (4.17)           -       13.31        4.88%          1,296       1.60%         2.13%       (1.08)%       160.24%
 2006              14.41     (0.16)         3.06         2.90            -             -              -            -       17.31       20.12%            233       1.70%         1.78%       (1.00)%       148.73%
 2005              13.66     (0.19)         0.94         0.75            -             -              -            -       14.41        5.49%             62       1.75%         1.86%       (1.42)%        80.38%
 Class C
 2009            $  9.11   $ (0.07)      $ (3.16) (6)  $(3.23)      $    -        $    -         $    -        $   -      $ 5.88      (35.46)% (6)  $     73       2.00%        59.20%       (0.88)%       289.91%
 2008              12.84     (0.11)        (0.92)       (1.03)           -         (2.70)         (2.70)           -        9.11      (11.89)%            33       2.35%        41.41%       (0.89)%       142.78%
 2007              16.97     (0.24)         0.28         0.04            -         (4.17)         (4.17)           -       12.84        4.07%             96       2.35%         7.29%       (1.83)%       160.24%
 2006              14.23     (0.28)         3.02         2.74            -             -              -            -       16.97       19.26%             81       2.46%         2.54%       (1.81)%       148.73%
 2005              13.59     (0.29)         0.93         0.64            -             -              -            -       14.23        4.71%             68       2.50%         2.61%       (2.16)%        80.38%
 Institutional Class
 2009            $  9.80   $ (0.02)      $ (3.39) (6)  $(3.41)      $    -        $    -         $    -        $   -      $ 6.39      (34.80)% (6)  $ 11,923       1.06%        18.23%       (0.32)%       289.91%
 2008              13.48         -         (0.98)       (0.98)           -         (2.70)         (2.70)           -        9.80      (10.92)%             -       1.10%     3,635.24%       (0.02)%       142.78%
 2007 (2)          12.93     (0.03)         0.58         0.55            -             -              -            -       13.48        4.25%              -       1.12%     2,509.06%       (0.69)%       160.24%
______________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                144

                                                                                                                                                                                           Ratio of Net
                   Net                 Realized and                                                                         Net                      Net         Ratio         Ratio       Investment
                  Asset        Net      Unrealized                 Dividends    Distributions     Total                    Asset                    Assets       of Net       of Gross       Income
                  Value    Investment    Gains or        Total      from Net        from        Dividends                  Value                     End        Expenses     Expenses to     (Loss)       Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital         and       Redemption     End        Total      of Period    to Average    Average Net   to Average     Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income         Gains     Distributions     Fees     of Period    Return†       (000)      Net Assets*    Assets*,^    Net Assets*      Rate†
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL TS&W MID-CAP VALUE FUND

 Class Z
 2009††           $ 6.02    $ 0.07       $ (0.41)      $(0.34)      $(0.03)          $ -         $(0.03)       $   -      $ 5.65       (5.60)%      $ 60,618       1.12%         3.20%        1.29%        163.38%
 Class A
 2009             $ 8.69    $ 0.02       $ (3.07)      $(3.05)      $(0.03)          $ -         $(0.03)       $   -      $ 5.61      (35.07)%      $  5,304       1.40%         2.53%        0.29%        163.38%
 2008 (5)          10.00      0.01         (1.32)       (1.31)           -             -              -            -        8.69      (13.10)%         2,340       1.40%         3.69%        0.17%         66.60%
 Class C
 2009             $ 8.64   $ (0.05)      $ (3.02)      $(3.07)      $(0.03)          $ -         $(0.03)       $   -      $ 5.54      (35.55)%      $  1,679       2.15%         3.10%       (0.61)%       163.38%
 2008 (5)          10.00     (0.04)        (1.32)       (1.36)           -             -              -            -        8.64      (13.60)%         1,935       2.15%         3.86%       (0.54)%        66.60%
 Institutional Class
 2009             $ 8.72    $ 0.05       $ (3.08)      $(3.03)      $(0.04)          $ -         $(0.04)       $   -      $ 5.65      (34.81)%      $ 57,430       1.00%         1.18%        0.58%        163.38%
 2008 (5)          10.00      0.04         (1.31)       (1.27)       (0.01)            -          (0.01)           -        8.72      (12.75)%        56,426       1.00%         1.10%        0.57%         66.60%
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL TS&W SMALL CAP VALUE FUND

 Class Z
 2009            $ 19.76    $ 0.02       $ (6.77) (6)  $(6.75)      $(0.02)      $ (1.70)        $(1.72)       $   -     $ 11.29      (34.57)% (6)  $ 55,976       1.23%         1.37%        0.15%        139.92%
 2008              26.30     (0.13)        (2.52)       (2.65)           -         (3.89)         (3.89)           -       19.76      (11.53)%        45,862       1.30%         1.49%       (0.51)%        40.37%
 2007              28.15     (0.14)         2.48         2.34            -         (4.19)         (4.19)           -       26.30        8.80%         67,029       1.30%         1.45%       (0.53)%        35.43%
 2006              25.20     (0.15)         5.57         5.42            -         (2.47)         (2.47)           -       28.15       22.69%         68,271       1.46%         1.47%       (0.56)%        41.45%
 2005              20.80     (0.16)         4.97         4.81            -         (0.41)         (0.41)           -       25.20       23.23%         91,746       1.50%         1.54%       (0.68)%        27.69%
 Class A
 2009            $ 19.43   $     -       $ (6.66) (6)  $(6.66)      $(0.02)      $ (1.70)        $(1.72)       $   -     $ 11.05      (34.71)% (6)  $  2,160       1.53%         3.25%       (0.01)%       139.92%
 2008              25.99     (0.16)        (2.51)       (2.67)           -         (3.89)         (3.89)           -       19.43      (11.75)%         1,137       1.55%         4.57%       (0.71)%        40.37%
 2007              27.93     (0.21)         2.46         2.25            -         (4.19)         (4.19)           -       25.99        8.54%            856       1.55%         2.17%       (0.78)%        35.43%
 2006              25.08     (0.21)         5.53         5.32            -         (2.47)         (2.47)           -       27.93       22.39%            975       1.70%         1.71%       (0.81)%        41.45%
 2005              20.76     (0.22)         4.95         4.73            -         (0.41)         (0.41)           -       25.08       22.88%            833       1.76%         1.78%       (0.93)%        27.69%
 Class C
 2009            $ 18.50   $ (0.07)      $ (6.33) (6)  $(6.40)      $(0.01)      $ (1.70)        $(1.71)       $   -     $ 10.39      (35.04)% (6)  $  1,557       2.02%         4.54%       (0.49)%       139.92%
 2008              25.11     (0.35)        (2.37)       (2.72)           -         (3.89)         (3.89)           -       18.50      (12.39)%           808       2.30%         4.74%       (1.51)%        40.37%
 2007              27.32     (0.40)         2.38         1.98            -         (4.19)         (4.19)           -       25.11        7.71%            982       2.30%         2.79%       (1.54)%        35.43%
 2006              24.76     (0.40)         5.43         5.03            -         (2.47)         (2.47)           -       27.32       21.48%          1,139       2.45%         2.47%       (1.56)%        41.45%
 2005              20.65     (0.40)         4.92         4.52            -         (0.41)         (0.41)           -       24.76       21.99%          1,016       2.51%         2.52%       (1.69)%        27.69%
 Institutional Class
 2009††          $ 14.28   $  0.02       $ (1.26) (6)  $(1.24)      $(0.02)      $ (1.70)        $(1.72)       $   -     $ 11.32       (9.52)% (6)  $      -       1.09%    24,873.11%        0.15%        139.92%
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL BARROW HANLEY CORE BOND FUND

 Institutional Class
 2009            $ 10.19    $ 0.45       $ (0.09)      $ 0.36       $(0.45)       $(0.14)        $(0.59)       $   -      $ 9.96        3.72%       $ 43,091       0.70%         0.75%        4.57%        201.34%
 2008 (4)          10.00      0.17          0.19         0.36        (0.17)            -          (0.17)           -       10.19        3.58%         47,060       0.70%         0.95%        4.68%         70.77%
______________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                145

FINANCIAL HIGHLIGHTS - concluded
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                           Ratio of Net
                   Net                 Realized and                                                                         Net                      Net         Ratio         Ratio        Investment
                  Asset        Net      Unrealized                 Dividends    Distributions     Total                    Asset                    Assets       of Net       of Gross        Income
                  Value    Investment    Gains or        Total      from Net        from        Dividends                  Value                     End        Expenses     Expenses to      (Loss)      Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital         and       Redemption     End        Total      of Period    to Average    Average Net    to Average    Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income         Gains     Distributions     Fees     of Period    Return†       (000)      Net Assets*    Assets*,^     Net Assets*     Rate†
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL CASH RESERVES FUND

 Class Z
 2009             $ 1.00    $ 0.01       $     -       $ 0.01       $(0.01)       $    -         $(0.01)       $   -     $  1.00        1.49%       $ 32,732       0.72%         1.10%        1.51%           n/a
 2008               1.00      0.04             -         0.04        (0.04)            -          (0.04)           -        1.00        4.18%         37,542       0.73%         0.99%        4.11%           n/a
 2007               1.00      0.04             -         0.04        (0.04)            -          (0.04)           -        1.00        4.56%         32,909       0.73%         0.94%        4.47%           n/a
 2006               1.00      0.03             -         0.03        (0.03)            -          (0.03)           -        1.00        2.96%         34,503       0.84%         0.85%        2.88%           n/a
 2005               1.00      0.01             -         0.01        (0.01)            -          (0.01)           -        1.00        0.91%         41,720       0.82%         0.83%        0.87%           n/a
 Class A
 2009             $ 1.00    $ 0.01       $  0.00       $ 0.01       $(0.01)       $    -         $(0.01)       $   -     $  1.00        1.26%       $  1,045       0.93%         4.23%        1.10%           n/a
 2008 (7)           1.00      0.02          0.01         0.03        (0.03)            -          (0.03)           -        1.00        3.05%            907       0.98%         7.21%        2.99%           n/a
 Class C                                                                                                           -
 2009            $  1.00    $ 0.01       $  0.00       $ 0.01       $(0.01)       $    -         $(0.01)           -     $  1.00        0.62%       $  3,229       1.53%         2.98%        0.51%           n/a
 2008 (7)           1.00      0.02             -         0.02        (0.02)            -          (0.02)           -        1.00        2.51%          1,689       1.73%         3.59%        2.79%           n/a
 Institutional Class
 2009            $  1.00    $ 0.02       $ (0.00)      $ 0.02       $(0.02)       $    -         $(0.02)       $   -     $  1.00        1.78%       $      1       0.43%     6,149.85%        1.77%           n/a
 2008 (7)           1.00      0.03          0.01         0.04        (0.04)            -          (0.04)           -        1.00        3.54%              1       0.73%     1,509.12%        3.96%           n/a
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT HIGH YIELD FUND

 Institutional Class
 2009            $  9.29    $ 0.85       $ (1.55)      $(0.70)      $(0.87)       $    -         $(0.87)       $   -     $  7.72       (7.78)%      $  9,326       0.80%         1.05%       10.04%         74.19%
 2008 (4)          10.00      0.36         (0.69)       (0.33)       (0.38)            -          (0.38)           -        9.29       (3.39)%         8,602       0.80%         1.86%       10.90%         10.78%
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

 Class Z
 2009            $ 10.17    $ 0.47       $ (0.09) (6)  $ 0.38       $(0.47)       $(0.29)        $(0.76)       $   -     $  9.79        3.97% (6)   $  6,489       0.53%         1.90%        4.78%        214.25%
 2008              10.09      0.50          0.04         0.54        (0.46)            -          (0.46)           -       10.17        5.50%          2,721       0.82%         1.79%        4.64%        277.91%
 2007               9.97      0.46          0.12         0.58        (0.46)            -          (0.46)           -       10.09        5.99%          7,574       0.85%         1.60%        4.62%        462.98%
 2006              10.12      0.39         (0.12)        0.27        (0.40)        (0.02)         (0.42)           -        9.97        2.70%          7,620       0.85%         1.74%        3.88%        435.30%
 2005              10.30      0.35          0.03         0.38        (0.36)        (0.20)         (0.56)           -       10.12        3.72%          7,302       0.85%         2.05%        3.38%        350.28%
 Class A
 2009            $ 10.18    $ 0.44       $ (0.09) (6)  $ 0.35       $(0.44)       $(0.29)        $(0.73)       $   -     $  9.80        3.75% (6)   $ 34,967       0.83%         1.15%        4.51%        214.25%
 2008              10.09      0.43          0.10         0.53        (0.44)            -          (0.44)           -       10.18        5.37%            808       1.04%         4.71%        4.40%        277.91%
 2007               9.97      0.44          0.12         0.56        (0.44)            -          (0.44)           -       10.09        5.78%            590       1.10%         3.68%        4.41%        462.98%
 2006              10.12      0.37         (0.13)        0.24        (0.37)        (0.02)         (0.39)           -        9.97        2.45%             56       1.10%         2.00%        3.63%        435.30%
 2005              10.30      0.32          0.03         0.35        (0.33)        (0.20)         (0.53)           -       10.12        3.46%             55       1.10%         2.30%        3.13%        350.28%
 Class C
 2009            $ 10.17    $ 0.36       $ (0.08) (6)  $ 0.28       $(0.37)       $(0.29)        $(0.66)       $   -     $  9.79        2.97% (6)   $ 14,759       1.58%         2.33%        3.72%        214.25%
 2008              10.09      0.32          0.12         0.44        (0.36)            -          (0.36)           -       10.17        4.51%          1,102       1.70%         7.92%        3.74%        277.91%
 2007               9.98      0.36          0.11         0.47        (0.36)            -          (0.36)           -       10.09        4.84%             93       1.85%         7.98%        3.63%        462.98%
 2006              10.12      0.29         (0.11)        0.18        (0.30)        (0.02)         (0.32)           -        9.98        1.78%             55       1.85%         2.73%        2.90%        435.30%
 2005              10.29      0.24          0.05         0.29        (0.26)        (0.20)         (0.46)           -       10.12        2.79%             68       1.85%         3.05%        2.38%        350.28%
 Institutional Class
 2009            $ 10.17    $ 0.47       $ (0.08) (6)  $ 0.39       $(0.47)       $(0.29)        $(0.76)       $   -     $  9.80        4.07% (6)   $ 20,458       0.50%         0.75%        4.69%        214.25%
 2008              10.09      0.43          0.16         0.59        (0.51)            -          (0.51)           -       10.17        6.04%         69,653       0.54%         0.58%        4.75%        277.91%
 2007 (2)          10.10      0.14             -         0.14        (0.15)            -          (0.15)           -       10.09        1.36%              -       0.58%     2,560.19%        5.21%        462.98%

______________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                146

                                                                                                                                                                                                Ratio of Net
                   Net                 Realized and                                                                                     Net                 Net        Ratio         Ratio       Investment
                  Asset        Net      Unrealized                 Dividends    Distributions                Total                     Asset               Assets      of Net       of Gross       Income
                  Value    Investment    Gains or        Total      from Net        from       Return      Dividends                   Value                End       Expenses     Expenses to     (Loss)     Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital       of           and       Redemption      End      Total   of Period   to Average    Average Net   to Average   Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income         Gains      Capital   Distributions     Fees      of Period  Return†    (000)     Net Assets*    Assets*,^    Net Assets*    Rate†
_______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND

 Class Z
 2009             $ 9.98    $ 0.38       $ (0.24)      $ 0.14       $(0.36)       $    -       $    -       $(0.36)      $    -       $ 9.76     1.45%   $ 131,759      0.70%         0.71%         3.90%     262.55%
 2008               9.90      0.42          0.06         0.48        (0.40)            -                     (0.40)           -         9.98     4.90%     158,524      0.70%         0.87%         4.15%     188.14%
 2007               9.77      0.37          0.12         0.49        (0.36)            -            -        (0.36)           -         9.90     5.14%     187,897      0.70%         0.91%         3.74%     163.81%
 2006               9.81      0.30         (0.03)        0.27        (0.31)            -            -        (0.31)           -         9.77     2.74%     254,300      0.74%         0.93%         3.01%     196.42%
 2005              10.00      0.21         (0.11)#       0.10        (0.25)        (0.04)           -        (0.29)           -         9.81     1.02%<    392,118      0.83%         1.17%         2.08%     400.26%
 Class A
 2009             $ 9.99    $ 0.35       $ (0.23)      $ 0.12       $(0.35)       $    -       $    -       $(0.35)      $    -       $ 9.76     1.23%    $ 27,262      0.95%         1.06%         3.56%     262.55%
 2008               9.90      0.39          0.08         0.47        (0.38)            -                     (0.38)           -         9.99     4.80%       1,104      0.95%         2.75%         3.86%     188.14%
 2007               9.77      0.34          0.13         0.47        (0.34)            -            -        (0.34)           -         9.90     4.88%          58      0.95%         8.65%         3.50%     163.81%
 2006               9.82      0.27         (0.04)        0.23        (0.28)            -            -        (0.28)           -         9.77     2.38%          53      0.99%         1.17%         2.79%     196.42%
 2005              10.00      0.21         (0.13)#       0.08        (0.22)        (0.04)           -        (0.26)           -         9.82     0.87%<         52      1.05%         1.39%         2.12%     400.26%
 Class C
 2009             $ 9.98    $ 0.30       $ (0.24)      $ 0.06       $(0.29)       $    -       $    -       $(0.29)      $    -       $ 9.75     0.63%    $ 11,939      1.45%         1.74%         3.07%     262.55%
 2008               9.90      0.30          0.11         0.41        (0.33)            -                     (0.33)           -         9.98     4.21%       2,589      1.45%         2.73%         3.43%     188.14%
 2007               9.77      0.29          0.13         0.42        (0.29)            -            -        (0.29)           -         9.90     4.36%          55      1.45%         9.27%         3.00%     163.81%
 2006               9.82      0.23         (0.05)        0.18        (0.23)            -            -        (0.23)           -         9.77     1.87%          52      1.49%         1.67%         2.29%     196.42%
 2005              10.00      0.16         (0.13)#       0.03        (0.17)        (0.04)           -        (0.21)           -         9.82     0.36%<         51      1.55%         1.89%         1.62%     400.26%
 Institutional Class
 2009             $ 9.97    $ 0.39       $ (0.23)      $ 0.16       $(0.38)       $    -       $    -       $(0.38)      $    -       $ 9.75     1.64%       $ 156      0.55%        39.49%         3.99%     262.55%
 2008               9.90      0.42          0.07         0.49        (0.42)            -                     (0.42)           -         9.97     5.07%          25      0.55%       566.32%         4.60%     188.14%
 2007 (2)           9.87      0.12          0.03         0.15        (0.12)            -            -        (0.12)           -         9.90     1.48%           -      0.56%     2,553.82%         4.30%     163.81%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________

n/a  Not Applicable

*    Ratios for periods of less than one year have been annualized.

†    Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charge.

††   Class commenced operations on December 9, 2008.

^    See Note 10.

^^   In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.

#    The impact of the payment from affiliate (See Note 2) increased the Realized and Unrealized Gains on Securities by $0.07 per
     share.

<    A percentage of the total return consists of a payment from the Adviser. Excluding the payment by affiliate the total return would have been 0.30%, 0.15%, and (0.35)% for Class Z, Class A, and Class C, respectively.

1    Per share amounts for the year or period are calculated based on average outstanding shares.

2    Class commenced operations on December 20, 2006.

3    Historically, the Old Mutual Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

4    The Old Mutual Advantage Growth Fund, Old Mutual Discover Value Fund, Old Mutual Barrow Hanley Core Bond Fund and Old Mutual
     Dwight High Yield Fund commenced operations on November 19, 2007.

5    The Old Mutual TS&W Mid-Cap Value Fund commenced operations on June 4, 2007.

6    Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

7    Class A, Class C and Institutional Class shares commenced operations on June 4, 2007.

8    Ratio has been revised to present a corrected calculation. A higher turnover rate increases transaction costs (e.g. brokerage commissions) and increases realized gains and losses. There were no changes in the net realized gains and losses as reported in the March 31, 2007 annual report as a result of the corrected calculation.

@    For Analytic U.S. Long/Short Fund, the ratio of expenses to average net assets includes dividend expense on securities sold short. Following is the impact of these expenses as a ratio to average net assets:

                                                   Institutional
                  Class Z     Class A    Class C       Class
     ____________________________________________________________

     2009         0.58%       0.54%      0.54%        0.55%
     2008         0.26%       0.27%      0.27%        0.26%
     2007         0.16%       0.16%      0.16%        0.13%
     2006         0.25%       0.25%      0.25%         n/a
     2005          n/a         n/a        n/a          n/a
     ____________________________________________________________

     Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                147

NOTES TO FINANCIAL STATEMENTS
AS OF MARCH 31, 2009

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds II (the "Trust"), a Delaware statutory trust incorporated effective July 16, 2001, is registered under the
Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust currently offers the following Funds: the Old Mutual Advantage Growth Fund (the "Advantage Growth Fund"), the Old Mutual Analytic U.S. Long/Short
Fund (the "Analytic U.S. Long/Short Fund"), the Old Mutual Barrow Hanley Value Fund (the "Barrow Hanley Value Fund"), the Old Mutual
Columbus Circle Technology and Communications Fund (the "Columbus Circle Technology and Communications Fund"), the Old Mutual
Discover Value Fund (the "Discover Value Fund"), the Old Mutual Focused Fund (the "Focused Fund"), the Old Mutual Growth Fund (the
"Growth Fund"), the Old Mutual Heitman REIT Fund (the "Heitman REIT Fund"), the Old Mutual Large Cap Growth Fund (the "Large Cap
Growth Fund" and formerly named Old Mutual Large Cap Growth Concentrated Fund), the Old Mutual Strategic Small Company Fu nd (the
"Strategic Small Company Fund"), the Old Mutual TS&W Mid-Cap Value Fund (the "TS&W Mid-Cap Value Fund"), the Old Mutual TS&W Small
Cap Value Fund (the "TS&W Small Cap Value Fund"), the Old Mutual Barrow Hanley Core Bond Fund (the "Barrow Hanley Core Bond Fund"),
the Old Mutual Cash Reserves Fund (the "Cash Reserves Fund"), the Old Mutual Dwight High Yield Fund (the "Dwight High Yield Fund"),
the Old Mutual Dwight Intermediate Fixed Income Fund (the "Dwight Intermediate Fixed Income Fund") and the Old Mutual Dwight Short
Term Fixed Income Fund (the "Dwight Short Term Fixed Income Fund"), each a "Fund" and, collectively, the "Funds". The TS&W Mid-Cap
Value Fund commenced operations on June 4, 2007. The Advantage Growth Fund, Discover Value Fund, Barrow Hanley Core Bond Fund and
Dwight High Yield Fund commenced operations on November 19, 2007.

Effective April 28, 2008, the Focused Fund acquired all of the assets and liabilities of the Old Mutual Large Cap Fund (the "Large
Cap Fund") pursuant to a Plan of Reorganization approved by shareholders of the Large Cap Fund at a meeting of shareholders held on
April 22, 2008. The reclassification of Large Cap Fund shares was accounted for as a tax-free reorganization of investment companies. The Focused Fund issued 2,810 (000) shares (valued at $62,894 (000)) for the 4,093 (000) shares outstanding in the Old
Mutual Large Cap Fund as of the close of business on April 25, 2008. The net assets of the Focused Fund and Large Cap Fund immediately before the acquisition were $44,361 (000) and $62,894 (000), respectively. The Large Cap Fund's net unrealized depreciation of $56 (000) was combined with that of the Focused Fund. Immediately after the acquisition, the combined net assets were $107,255 (000).

Effective April 28, 2008, the Old Mutual Large Cap Growth Concentrated Fund acquired all of the assets and liabilities of the Old
Mutual Large Cap Growth Fund pursuant to a Plan of Reorganization approved by shareholders of the Old Mutual Large Cap Growth Fund at a meeting of shareholders held on April 22, 2008. The reclassification of Old Mutual Large Cap Growth Fund shares was accounted for as a tax-free reorganization of investment companies. The Old Mutual Large Cap Growth Concentrated Fund issued 3,843 (000)
shares (valued at $76,631 (000)) for 3,039 (000) shares outstanding in the Old Mutual Large Cap Growth Fund as of the close of business on April 25, 2008. The net assets of the Old Mutual Large Cap Growth Concentrated Fund and Old Mutual Large Cap Growth Fund
immediately before the acquisition were $103,801 (000) and $76,631 (000), respectively. The Old Mutual Large Cap Growth Fund's net unrealized appreciation of $10,905 (000) was combined with that of the Old Mutual Large Cap Growth Concentrated Fund. Immediately
after the acquisition, the combined net assets were $180,432 (000). Effective April 29, 2008, the name of the Old Mutual Large Cap
Growth Concentrated Fund was changed to the "Old Mutual Large Cap Growth Fund."

Effective March 30, 2009, the Large Cap Growth Fund acquired all of the assets and liabilities of the Old Mutual Select Growth Fund
(the "Select Growth Fund") pursuant to a Plan of Reorganization approved by shareholders of the Select Growth Fund at a meeting of shareholders held on March 10, 2009. The reclassification of Select Growth Fund shares was accounted for as a tax-free reorganization of investment companies. The Large Cap Growth Fund issued 4,617 (000) shares (valued at $52,510 (000)) for the 3,561
(000) shares outstanding in the Select Growth Fund as of the close of business on March 27, 2009. The net assets of the Large Cap
Growth Fund and Select Growth Fund immediately before the acquisition were $92,284 (000) and $52,510 (000), respectively. The Select
Growth Fund's net unrealized depreciation of $8,266 (000) was combined with that of the Large Cap Growth Fund. Immediately after the acquisition, the combined net assets were $144,794 (000).

Effective March 30, 2009, the Strategic Small Company Fund acquired all of the assets and liabilities of the Old Mutual Developing
Growth Fund (the "Developing Growth Fund") pursuant to a Plan of Reorganization approved by shareholders of the Developing Growth
Fund at a meeting of shareholders held on February 27, 2009. The reclassification of Developing Growth Fund shares was accounted for as a tax-free reorganization of investment companies. The Strategic Small Company Fund issued 10,939 (000) shares (valued at $70,268
(000)) for the 7,937 (000) shares outstanding in the Developing Growth Fund as of the close of business on March 27, 2009. The net assets of the Strategic Small Company Fund and Developing Growth Fund immediately before the acquisition were $22,829 (000) and
$70,268 (000), respectively. The Developing Growth Fund's net unrealized depreciation of $6,735 (000) was combined with that of the
Strategic Small Company Fund. Immediately after the acquisition, the combined net assets were $93,097 (000).

Effective March 30, 2009, the TS&W Mid-Cap Value Fund acquired all of the assets and liabilities of the Old Mutual Mid-Cap Fund (the
"Mid-Cap Fund") pursuant to a Plan of Reorganization approved by shareholders of the Mid-Cap Fund at a meeting of shareholders held on February 27, 2009. The reclassification of Mid-Cap Fund shares was accounted for as a tax-free reorganization of investment companies. The TS&W Mid-Cap Value Fund issued 11,641 (000) shares (valued at $66,826 (000)) for the 9,464 (000) shares outstanding in the Mid-Cap Fund as of the close of business on March 27, 2009. The net assets of the TS&W Mid-Cap Value Fund and Mid-Cap Fund immediately before the acquisition were $60,079 (000) and $66,826 (000), respectively. The Mid-Cap Fund's net unrealized depreciation of $24,323 (000) was combined with that of the TS&W Mid-Cap Value Fund. Immediately after the acquisition, the combined net assets were $126,905 (000).
                                                                149

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2009

Effective March 30, 2009, the TS&W Small Cap Value Fund acquired all of the assets and liabilities of the Old Mutual Small Cap Fund
(the "Small Cap Fund") pursuant to a Plan of Reorganization approved by shareholders of the Small Cap Fund at a meeting of shareholders held on February 27, 2009. The reclassification of Small Cap Fund shares was accounted for as a tax-free reorganization of investment companies. The TS&W Small Cap Value Fund issued 2,049 (000) shares (valued at $23,460 (000)) for the 1,294 (000)
shares outstanding in the Small Cap Fund as of the close of business on March 27, 2009. The net assets of the TS&W Small Cap Value
Fund and Small Cap Fund immediately before the acquisition were $37,104 (000) and $23,460 (000), respectively. The Small Cap Fund's net unrealized depreciation of $2,734 (000) was combined with that of the TS&W Small Cap Value Fund. Immediately after the acquisition, the combined net assets were $60,564 (000).

On September 21, 2007, the Advisor Class shares of the following funds were liquidated: Analytic U.S. Long/Short Fund, Barrow Hanley
Value Fund, Columbus Circle Technology and Communications Fund, Focused Fund, Growth Fund, Large Cap Growth Fund and Dwight
Intermediate Fixed Income Fund. The assets were distributed ratably among the Advisor Class shareholders on that date. On November
27, 2007, the remaining Advisor Class shares of the Strategic Small Company Fund were liquidated.

On September 21, 2007, the Advisor Class shares of the Heitman REIT Fund and Dwight Short Term Fixed Income Fund were reclassified as Class A shares of the same Fund. As a result, each outstanding Advisor Class share received Class A shares of the same Fund with an aggregate net asset value equal to the aggregate net asset value of the Advisor Class shares so reclassified.

On December 11, 2007, Class R shares of the following funds were liquidated: Analytic U.S. Long/Short Fund, Barrow Hanley Value
Fund, Columbus Circle Technology and Communications Fund, Focused Fund, Growth Fund, Heitman REIT Fund, Large Cap Growth Fund,
Strategic Small Company Fund, TS&W Mid-Cap Value Fund, Cash Reserves Fund, Dwight Intermediate Fixed Income Fund and Dwight Short
Term Fixed Income Fund. The assets were distributed ratably among the Class R shareholders on that date.

Shareholders may purchase shares of the Funds (except the Advantage Growth Fund, Barrow Hanley Core Bond Fund, Discover Value Fund
and Dwight High Yield Fund) through four separate classes, Class Z, Class A, Class C and Institutional Class shares. Shareholders may purchase Institutional Class shares of the Advantage Growth Fund, Barrow Hanley Core Bond Fund, Discover Value Fund and Dwight
High Yield Fund. All classes have equal voting rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs, transfer agency costs and each class has exclusive voting rights with respect to its distribution plan and service plan, as applicable. Except for these differences, each class share of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company, with the exception of the Barrow Hanley Value Fund, Columbus Circle Technology and Communications Fund, Focused Fund, Large Cap
Growth Fund and Cash Reserves Fund, which are classified as non-diversified management investment companies. The Funds' prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of the Funds, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (the "Valuation Time") or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market for long positions and the most recent quoted ask price for short positions.
For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with the Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a
Valuation Committee (the "Committee"). Some of the more common reasons that may necessitate that a security be valued using Fair
Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or
the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the
Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to fair valued securities for purposes of calculating a Fund's net asset value
("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive

                                                                150

reliance upon exchange or over the counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued at the last quoted sales price from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Adviser")
determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements, ("SFAS
157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. The aggregate value by input level, as of March 31, 2009, for each Fund's investments, as well as a reconciliation of assets for which
Level 3 inputs were assigned, is included in the Notes to Schedule of Investments.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and dividend expense on securities sold short is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid annually, if available, with the exception of the Barrow Hanley Value Fund, Heitman REIT Fund, Barrow Hanley Core Bond Fund, Cash Reserves Fund, Dwight High
Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund. Dividends from net investment income for the Barrow Hanley Value Fund are declared and paid on a semi-annual basis. Dividends from net investment income for the Heitman REIT
Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Barrow Hanley Core Bond Fund, Cash
Reserves Fund, Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund are declared daily and paid monthly. Distributions to shareholders are recognized on the ex-dividend date. Distributions from net realized capital gains for each Fund are generally made to shareholders annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Tri-Party Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by a third-party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

                                                                151

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2009

TBA Purchase Commitments - The Funds (except the Cash Reserves Fund) may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date.
This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation"
above.

Mortgage Dollar Rolls - The Funds (except the Cash Reserves Fund) may enter into mortgage dollar rolls (principally using TBAs) in which a Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made on behalf of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - The Funds may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Funds will deposit an amount of cash or other liquid assets equal to the cost of such futures contract
(less any related margin deposits) with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date.
Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction.

Options - The Funds may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavourable change in the price of the security underlying the written option.

Short Sales - The Funds (except the Dwight Intermediate Fixed Income Fund) may engage in short sales that are "uncovered". Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

                                                                152

Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as margin will equal the current value of the security sold short or (b) otherwise cover the Fund's short positions. The segregated assets are marked to market daily.

Offering Costs - All offering costs incurred with the start up of the Funds (or share classes) are being amortized on a straight line basis over a period of twelve months from commencement of operations. As of March 31, 2009, the TS&W Mid-Cap Value Fund and the
TS&W Small Cap Value Fund have $9 (000) and $11 (000) that remains to be amortized.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities.
Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National
Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date.
Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and
REMIC certificates involves risks similar to those associated with investing in equity securities. CMOs are often highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise pre-pay their loans. Investors in these securities may not only be subject to this prepayment risk, but also may be exposed to significant market and liquidity risks. Investors in privately backed CMOs may be exposed to significant credit risk resulting from delinquencies or defaults in the loans backing the mortgage pool.

Stripped Mortgage-Backed Securities - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities.
Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class).
The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Inflation-Indexed Bond - The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statement of Operations, even though investors do not receive the principal amount until maturity.

Wrapper Agreements - Prior to August 9, 2004, the PBHG IRA Capital Preservation Fund ("IRA Capital Preservation Fund") (which changed its investment objective and name effective October 19, 2004 to the Dwight Short Term Fixed Income Fund) entered into wrapper agreements with insurance companies, banks or other financial institutions.

On August 6, 2004, the Board determined to seek shareholder approval to change the investment objective of the IRA Capital
Preservation Fund into a fund with a variable net asset value per share which seeks to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital. This investment objective is sought by investing mainly in high quality bonds with short average remaining maturities. Shareholder approval of the change in investment objective was received on October 1, 2004.

On August 9, 2004, the wrapper agreements were terminated by the IRA Capital Preservation Fund. The IRA Capital Preservation Fund
received a simultaneous contribution of cash in the amount of $7,419,588 from Liberty Ridge Capital, Inc. ("Liberty Ridge"), the
Fund's previous adviser. The cash was contributed to offset the IRA Capital Preservation Fund's obligations under the wrapper agreements to the issuers of the wrapper agreements, and to assist the IRA Capital Preservation Fund in maintaining its net asset value per share for each class of shares at $10.00. During the period August 10, 2004 through October 18, 2004 ("Interim Period"), the IRA Capital Preservation Fund sought to continue to provide a stable net asset value of $10.00 per share by investing in short-term fixed income instruments with less than 60 days to maturity. As a result, the dividend yield during the Interim Period was less than dividend yields during the first seven months of 2004. During the Interim Period, Liberty Ridge undertook to waive the entire amount of its investment advisory fee. After the end of this Interim Period, the Dwight Short Term Fixed Income Fund began investing in fixed income instruments with greater than 60 days to maturity.

Payments by Affiliates - For the year ended March 31, 2008, Columbus Circle Investors reimbursed $2 (000) to the Columbus Circle
Technology and Communications Fund as a result of a trading error.

                                                                153

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2009

For the year ended March 31, 2009, the Strategic Small Company Fund was reimbursed $15 (000) by its sub-advisers as a result of a trading errors; Old Mutual Capital reimbursed $3 (000) to the Dwight Intermediate Fixed Income Fund as a result of a shareholder trading error and the TS&W Small Cap Value Fund was reimbursed $2 (000) by its sub-adviser as a result of a trading error.

Temporary Guarantee Program for Money Market Funds - The Cash Reserves Fund has elected to participate in the Temporary Guarantee
Program for Money Market Funds (the "Program") established by the U.S. Treasury Department in September 2008. Under the Program, the
U.S. Treasury Department will guarantee shareholders in a participating money market fund that they will receive $1 for each fund share covered by the Program, in the event that the fund liquidates and the per share value at the time of liquidation is less than
$0.995 (the "Guarantee Event"). The Program covers shareholders of record of the Cash Reserves Fund on September 19, 2008 who continue to hold Fund shares at the time of the Guarantee Event. The Adviser has paid all fees associated with the Cash Reserves
Fund's participation in the Program.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other non-class specific expenses and realized and unrealized gains and losses of a Fund are allocated to the respective share class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

Each Fund (except the Cash Reserves Fund) will impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption/exchange fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee for the benefit of the remaining shareholders by crediting Paid-in Capital. For a discussion of the limited exemptions to the redemption/exchange fee, please see the Funds' prospectuses. For the year ended March 31, 2009, redemptions fees of $14 (000), $1 (000) and $1 (000) were collected by the Columbus Circle Technology and Communications Fund (Class
Z), Heitman REIT Fund (Class Z) and Dwight Short Term Fixed Income Fund (Class A), respectively. There were no other material redemption fee amounts collected by the Funds.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
____________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital serves as the investment adviser and administrator to each Fund. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"). OMUSH is a direct wholly owned subsidiary of OM Group
(UK) Limited, which, in turn, is a direct wholly owned subsidiary of Old Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to management agreements (the "Management Agreements"), under which the Adviser is obligated to provide advisory and administrative services to the Trust. Prior to January 1, 2006, advisory services were provided by Liberty Ridge and administrative services were provided by Old Mutual Fund Services to all Funds then in existence.
In exchange for providing these services, Old Mutual Capital is entitled to receive a management fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. The Adviser has agreed to fee breakpoints for each Fund as set forth in the tables below:

                                                                   Management Fee Breakpoint Asset Thresholds
______________________________________________________________________________________________________________________________________________

                                       $0 to       $300 million    $500 million    $750 million   $1.0 billion    $1.5 billion
                                    less than      to less than    to less than    to less than   to less than    to less than    $2.0 billion
Fund                               $300 million    $500 million    $750 million    $1.0 billion   $1.5 billion    $2.0 billion     or greater
______________________________________________________________________________________________________________________________________________
Analytic U.S. Long/Short Fund          0.80%           0.75%           0.70%           0.65%           0.60%           0.55%          0.50%
Columbus Circle Technology and
   Communications Fund                 0.95%           0.90%           0.85%           0.80%           0.75%           0.70%          0.65%
Focused Fund                           0.75%           0.70%           0.65%           0.60%           0.55%           0.50%          0.45%
Growth Fund                           0.825%          0.775%          0.725%          0.675%          0.625%          0.575%         0.525%
Heitman REIT Fund                      0.90%           0.85%           0.80%           0.75%           0.70%           0.65%          0.60%
Large Cap Growth Fund (1)              0.85%           0.80%           0.75%           0.70%           0.65%           0.60%          0.55%
Strategic Small Company Fund           0.95%           0.90%           0.85%           0.80%           0.75%           0.70%          0.65%
TS&W Small Cap Value Fund (1)          1.00%           0.95%           0.90%           0.85%           0.80%           0.75%          0.70%
Cash Reserves Fund                     0.40%          0.375%           0.35%          0.325%           0.30%          0.275%          0.25%
Dwight Intermediate Fixed
   Income Fund                         0.45%          0.425%           0.40%          0.375%           0.35%          0.325%          0.30%
Dwight Short Term Fixed Income Fund    0.45%          0.425%           0.40%          0.375%           0.35%          0.325%          0.30%
______________________________________________________________________________________________________________________________________________

                                                                154

____________________________________________________________________________________________________________________________________

                                                                        Management Fee Breakpoint Asset Thresholds
____________________________________________________________________________________________________________________________________

                                                          $0 to less                $500 million to                 $1.0 billion
                                                      than $500 million          less than $1.0 billion              or greater
____________________________________________________________________________________________________________________________________

Advantage Growth Fund                                      0.85%                        0.825%                        0.80%
Barrow Hanley Core Bond Fund                               0.60%                        0.575%                        0.55%
Discover Value Fund                                        1.10%                        1.075%                        1.05%
Dwight High Yield Fund                                     0.70%                        0.675%                        0.65%
TS&W Mid-Cap Value Fund                                    0.95%                         0.90%                        0.85%
____________________________________________________________________________________________________________________________________

                                                          Management Fee Breakpoint Asset Thresholds
____________________________________________________________________________________________________________________________________

                                             $0 to less            $1.0 billion to              $1.5 billion to         $2.0 billion
                                         than $1.0 billion     less than $1.5 billion       less than $2.0 billion       or  greater
____________________________________________________________________________________________________________________________________

Barrow Hanley Value Fund                      0.85%                    0.80%                        0.75%                  0.70%
____________________________________________________________________________________________________________________________________

(1) The management fees for TS&W Small Cap Value Fund prior to March 27, 2009 and the management fees for Large Cap Growth Fund prior to April 25, 2009 were as follows:

____________________________________________________________________________________________________________________________________

                                                                 Management Fee Breakpoint Asset Thresholds
____________________________________________________________________________________________________________________________________

                                $0 to      $300 million   $500 million   $750 million   $1.0 billion   $1.5 billion
                              less than    to less than   to less than   to less than   to less than   to less than   $2.0 billion
                            $300 million   $500 million   $750 million   $1.0 billion   $1.5 billion   $2.0 billion    or greater
____________________________________________________________________________________________________________________________________

Large Cap Growth Fund          0.90%          0.85%          0.80%          0.75%           0.70%          0.65%          0.60%
TS&W Small Cap Value Fund      1.10%          1.05%          1.00%          0.95%           0.90%          0.85%          0.80%
____________________________________________________________________________________________________________________________________

Expense Limitation Agreements - In the interests of limiting expenses of the Funds, the Adviser entered into expense limitation agreements ("Expense Limitation Agreements") with respect to the Funds pursuant to which the Adviser contractually agreed to separately waive class level expenses and fund level expenses through July 31, 2010 to the extent necessary to limit the total annual operating expenses to a specified percentage of the Funds' average daily net assets. The expense limitations are as follows:

                                  Class       Fund         Total                                          Class       Fund         Total
                                 Expense     Expense      Expense                                        Expense     Expense      Expense
                                  Limit       Limit        Limit                                          Limit       Limit        Limit
____________________________________________________________________    ____________________________________________________________________

Analytic U.S. Long/Short Fund                                           Growth Fund
  Class Z                         0.20%       0.90%        1.10%          Class Z                         0.225%      0.875%       1.10%
  Class A                         0.45%       0.90%        1.35%          Class A                         0.475%      0.875%       1.35%
  Class C                         1.20%       0.90%        2.10%          Class C                         1.225%      0.875%       2.10%
  Institutional Class             0.00%       0.90%        0.90%          Institutional Class             0.075%      0.875%       0.95%
____________________________________________________________________    ____________________________________________________________________

Barrow Hanley Value Fund                                                Heitman REIT Fund
  Class Z                         0.20%       0.90%        1.10%          Class Z                         0.30%       0.95%        1.25%
  Class A                         0.45%       0.90%        1.35%          Class A                         0.55%       0.95%        1.50%
  Class C                         1.20%       0.90%        2.10%          Class C                         1.30%       0.95%        2.25%
  Institutional Class             0.00%       0.90%        0.90%          Institutional Class             0.00%       0.95%        0.95%
____________________________________________________________________    ____________________________________________________________________

Columbus Circle Technology and Communications Fund                      Large Cap Growth Fund
  Class Z                         0.40%       1.05%        1.45%          Class Z                         0.30%       0.95%        1.25%
  Class A                         0.65%       1.05%        1.70%          Class A                         0.55%       0.95%        1.50%
  Class C                         1.40%       1.05%        2.45%          Class C                         1.30%       0.95%        2.25%
  Institutional Class             0.15%       1.05%        1.20%          Institutional Class             0.00%       0.95%        0.95%
____________________________________________________________________    ____________________________________________________________________

Focused Fund (1)                                                         Strategic Small Company Fund (2)
  Class Z                         0.25%       0.80%        1.05%          Class Z                         0.28%       1.02%        1.30%
  Class A                         0.50%       0.80%        1.30%          Class A                         0.53%       1.02%        1.55%
  Class C                         1.25%       0.80%        2.05%          Class C                         1.28%       1.02%        2.30%
  Institutional Class             0.00%       0.80%        0.80%          Institutional Class             0.03%       1.02%        1.05%
____________________________________________________________________    ____________________________________________________________________

                                                                155

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2009

                                  Class       Fund         Total                                          Class       Fund         Total
                                 Expense     Expense      Expense                                        Expense     Expense      Expense
                                  Limit       Limit        Limit                                          Limit       Limit        Limit
____________________________________________________________________    ____________________________________________________________________

TS&W Mid-Cap Value Fund                                                 Dwight Intermediate Fixed Income Fund
  Class Z                         0.12%       1.00%        1.12%          Class Z                         0.08%       0.50%        0.58%
  Class A                         0.40%       1.00%        1.40%          Class A                         0.33%       0.50%        0.83%
  Class C                         1.15%       1.00%        2.15%          Class C                         1.08%       0.50%        1.58%
  Institutional Class             0.00%       1.00%        1.00%          Institutional Class             0.00%       0.50%        0.50%
____________________________________________________________________    ____________________________________________________________________

TS&W Small Cap Value Fund (2)                                           Dwight Short Term Fixed Income Fund
  Class Z                         0.15%       1.10%        1.25%          Class Z                         0.17%       0.53%        0.70%
  Class A                         0.40%       1.10%        1.50%          Class A                         0.42%       0.53%        0.95%
  Class C                         1.15%       1.10%        2.25%          Class C                         0.92%       0.53%        1.45%
  Institutional Class             0.00%       1.10%        1.10%          Institutional Class             0.02%       0.53%        0.55%
____________________________________________________________________    ____________________________________________________________________

Cash Reserves Fund
  Class Z                         0.28%       0.45%        0.73%
  Class A                         0.53%       0.45%        0.98%
  Class C                         1.28%       0.45%        1.73%
  Institutional Class             0.28%       0.45%        0.73%
____________________________________________________________________

                                                                                 Total Institutional Class Expense Limit
____________________________________________________________________________________________________________________________________

Advantage Growth Fund                                                                             1.00%
Barrow Hanley Core Bond Fund                                                                      0.70%
Discover Value Fund                                                                               1.17%
Dwight High Yield Fund                                                                            0.80%
____________________________________________________________________________________________________________________________________

(1) Prior to March 6, 2009, the Fund had the following expense          (2) Prior to March 28, 2009, these Funds had the following expense
    litmitations in place:                                                  limitations in place:

                                  Class       Fund         Total                                          Class       Fund         Total
                                 Expense     Expense      Expense                                        Expense     Expense      Expense
                                  Limit       Limit        Limit                                          Limit       Limit        Limit
____________________________________________________________________    ____________________________________________________________________

Focused Fund                                                            Strategic Small Company Fund
  Class Z                         0.35%       0.80%        1.15%          Class Z                           0.25%       1.10%        1.35%
  Class A                         0.60%       0.80%        1.40%          Class A                           0.50%       1.10%        1.60%
  Class C                         1.35%       0.80%        2.15%          Class C                           1.25%       1.10%        2.35%
  Institutional Class             0.00%       0.80%        0.80%          Institutional Class               0.00%       1.10%        1.10%
____________________________________________________________________    ____________________________________________________________________

                                                                        TS&W Small Cap Value Fund
                                                                          Class Z                           0.15%       1.15%        1.30%
                                                                          Class A                           0.40%       1.15%        1.55%
                                                                          Class C                           1.15%       1.15%        2.30%
                                                                          Institutional Class               0.00%       1.15%        1.15%
                                                                        ____________________________________________________________________

                                                                156

The Adviser may seek reimbursement for Management Fees waived and other expenses paid by the Adviser pursuant to the Expense
Limitation Agreements during the previous three fiscal years in which the Management Fees were waived or other expenses paid.
Reimbursement by a Fund of the Management Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation
Agreements may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense percentage described above. With respect to all
Funds (except the Advantage Growth Fund, Barrow Hanley Core Bond Fund, Discover Value Fund, Dwight High Yield Fund and TS&W Mid-Cap
Value Fund), no reimbursement by a Fund will be made for Management Fees waived or other expenses paid prior to December 31, 2008, unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total operating annual expense ratio is less than the specified percentage of the Fund's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board. Old Mutual
Capital and Liberty Ridge agreed not to seek reimbursement of fees waived or limited or other expenses paid by Liberty Ridge prior to January 1, 2006. As of March 31, 2009, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows
(000):

                                                     Expires               Expires               Expires
Fund                                              March 31, 2010        March 31, 2011        March 31, 2012          Total
____________________________________________________________________________________________________________________________________

Advantage Growth Fund                                  $  -                $    -                 $   11             $   11
Analytic U.S. Long/Short Fund                             -                   340                    361                701
Barrow Hanley Value Fund                                607                   379                    274              1,260
Columbus Circle Technology and
   Communications Fund                                  539                   707                    756              2,002
Discover Value Fund                                       -                    28                     67                 95
Focused Fund                                             46                   135                    352                533
Growth Fund                                             879                 1,351                  1,644              3,874
Heitman REIT Fund                                        49                   234                    216                499
Large Cap Growth Fund                                   269                   534                    600              1,403
Strategic Small Company Fund                            131                   198                    213                542
TS&W Mid-Cap Value Fund                                   -                    44                    203                247
TS&W Small Cap Value Fund                               105                   150                    121                376
Barrow Hanley Core Bond Fund                              -                    32                     37                 69
Cash Reserves Fund                                       67                   129                    215                411
Dwight High Yield Fund                                    -                    21                     32                 53
Dwight Intermediate Fixed Income Fund                    74                   130                    229                433
Dwight Short Term Fixed Income Fund                     354                   363                    248                965
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

For the year ended March 31, 2009, the Adviser was reimbursed the following amounts for previously waived fees:

_____________________________________________________________          _____________________________________________________________

Fund                                            Total (000)            Fund                                            Total (000)
_____________________________________________________________          _____________________________________________________________

Advantage Growth Fund                               $ 61               Large Cap Growth Fund                               $ 87
Analytic U.S. Long/Short Fund                        422               Strategic Small Company Fund                           5
Barrow Hanley Value Fund                              74               TS&W Mid-Cap Value Fund                               26
Columbus Circle Technology and                                         TS&W Small Cap Value Fund                              2
   Communications Fund                               205               Barrow Hanley Core Bond Fund                           8
Discover Value Fund                                    1               Cash Reserves Fund                                     5
Focused Fund                                          63               Dwight High Yield Fund                                 4
Growth Fund                                          488               Dwight Intermediate Fixed Income Fund                  5
Heitman REIT Fund                                     21               Dwight Short Term Fixed Income Fund                  184
_____________________________________________________________          _____________________________________________________________

                                                                157

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2009

The Adviser has voluntarily agreed to reimburse expenses to the extent necessary to assist the Cash Reserves Fund in maintaining a minimum yield of 0.10% for each share class. The agreement to reimburse expenses is voluntary and may be modified or discontinued by the Adviser at any time. The voluntary waiver paid to the Cash Reserves Fund during the year ended March 31, 2009 was $9 (000) and is included within Reimbursement of Other Expenses by Adviser on the Statement of Operations.

Sub-Advisory Agreements - The following sub-advisers (the "Sub-Advisers") provide sub-advisory services or co-sub-advisory services to the Funds pursuant to sub-advisory agreements (the "Sub-Advisory Agreements") between the Trust, the Adviser and each
Sub-Adviser:

Analytic Investors, LLC - The Trust, on behalf of the Analytic U.S. Long/Short Fund and Discover Value Fund, and the Adviser entered into sub-advisory agreements with Analytic Investors, LLC ("Analytic"). Analytic is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Ashfield Capital Partners, LLC - The Trust, on behalf of the Advantage Growth Fund and Large Cap Growth Fund, and the Adviser
entered into sub-advisory agreements with Ashfield Capital Partners, LLC ("Ashfield"). Effective following the close of business on
February 27, 2009, the Trust, on behalf of the Strategic Small Company Fund, and the Adviser entered into a sub-advisory agreement with Ashfield. Ashfield is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Barrow, Hanley, Mewhinney & Strauss, Inc. - The Trust, on behalf of the Barrow Hanley Core Bond Fund, Barrow Hanley Value Fund and
Discover Value Fund, and the Adviser entered into sub-advisory agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow
Hanley"). Barrow Hanley is an indirect wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Columbus Circle Investors - The Trust, on behalf of the Columbus Circle Technology and Communications Fund, and the Adviser entered into a sub-advisory agreement with Columbus Circle Investors ("Columbus Circle").

Copper Rock Capital Partners, LLC - The Trust, on behalf of the Strategic Small Company Fund, and the Adviser entered into a sub-advisory agreement with Copper Rock Capital Partners, LLC ("Copper Rock"). Copper Rock is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Dwight Asset Management Company LLC - The Trust, on behalf of the Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and
Dwight Short Term Fixed Income Fund, and the Adviser entered into sub-advisory agreements with Dwight Asset Management Company LLC
("Dwight"). Dwight is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Eagle Asset Management, Inc. - The Trust, on behalf of the Strategic Small Company Fund, and the Adviser entered into a sub-advisory agreement with Eagle Asset Management, Inc. ("Eagle").

Heitman Real Estate Securities LLC - The Trust, on behalf of the Heitman REIT Fund, and the Adviser entered into a sub-advisory agreement with Heitman Real Estate Securities LLC ("Heitman"). Heitman is owned 50% by Heitman senior executives and 50% by Old
Mutual (HFL) Inc., a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Liberty Ridge Capital, Inc. - The Trust, on behalf of the Focused Fund and Strategic Small Company Fund, and the Adviser entered into a sub-advisory agreement with Liberty Ridge. Effective following the close of business on February 27, 2009, the sub-advisory agreement for the Strategic Small Company Fund was terminated and Liberty Ridge no longer provided sub-advisory services to that
Fund. Effective following the close of business on March 31, 2009, the sub-advisory agreement with Liberty Ridge for the Focused
Fund will be terminated and Old Mutual Capital will begin providing the portfolio management services previously provided by Liberty
Ridge. Liberty Ridge is a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Munder Capital Management - The Trust, on behalf of the Growth Fund, and the Adviser entered into a sub-advisory agreement with
Munder Capital Management ("Munder").

Provident Investment Counsel, LLC - The Trust, on behalf of the Advantage Growth Fund, and the Adviser entered into a sub-advisory agreement with Provident Investment Counsel, LLC ("Provident"). Effective December 1, 2008, the sub-advisory agreement with
Provident was terminated. Provident is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Thomson Horstmann & Bryant, Inc. - The Trust, on behalf of the Discover Value Fund, and the Adviser entered into a sub-advisory agreement with Thomson Horstmann & Bryant, Inc. ("THB"). THB is a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual
Capital.

Thompson Siegel & Walmsley, LLC - The Trust, on behalf of the TS&W Small Cap Value Fund and TS&W Mid-Cap Value Fund, and the Adviser
entered into sub-advisory agreements with Thompson Siegel & Walmsley, LLC ("TS&W"). TS&W is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Turner Investment Partners, Inc - The Trust, on behalf of the Growth Fund and Large Cap Growth Fund, and the Adviser entered into a sub-advisory agreement with Turner Investment Partners, Inc ("Turner").

Wellington Management Company, LLP - The Trust, on behalf of the Cash Reserves Fund, and the Adviser entered into a sub-advisory agreement with Wellington Management Company, LLP ("Wellington").

                                                                158

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, the Sub-Advisers are entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each portion of the Funds managed, less 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser (with the exception of the Discover Value Fund, Growth Fund, Cash Reserves Fund and Dwight Intermediate Fixed Income Fund). The fees are calculated as follows:

                                                                Sub-Advisory Fee Breakpoint Asset Thresholds
_________________________________________________________________________________________________________________________________________

                                     $0 to       $300 million   $500 million    $750 million   $1.0 billion   $1.5 billion
                                   less than     to less than   to less than    to less than   to less than   to less than   $2.0 billion
Fund                              $300 million   $500 million   $750 million    $1.0 billion   $1.5 billion   $2.0 billion    or greater
_________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund        0.45%          0.40%           0.35%           0.30%          0.25%         0.20%           0.15%
Columbus Circle Technology and
   Communications Fund               0.60%          0.55%           0.50%           0.45%          0.40%         0.35%           0.30%
Focused Fund*                        0.40%          0.35%           0.30%           0.25%          0.20%         0.15%           0.10%
Heitman REIT Fund                    0.55%          0.50%           0.45%           0.40%          0.35%         0.30%           0.25%
Large Cap Growth Fund**             0.475%         0.425%          0.375%          0.325%         0.275%        0.225%          0.175%
Strategic Small Company Fund         0.60%          0.55%           0.50%           0.45%          0.40%         0.35%           0.30%
TS&W Small Cap Value Fund**          0.70%          0.65%           0.60%           0.55%          0.50%         0.45%           0.40%
Dwight Short Term Fixed
   Income Fund                       0.20%         0.175%           0.15%          0.125%          0.10%        0.075%           0.05%
_________________________________________________________________________________________________________________________________________

                                                                Sub-Advisory Fee Breakpoint Asset Thresholds
_________________________________________________________________________________________________________________________________________

                                    $0 to less                  $1.0 billion to                $1.5 billion to               $2.0 billion
                                 than $1.0 billion          less than $1.5 billion         less than $2.0 billion             or greater
_________________________________________________________________________________________________________________________________________

Barrow Hanley Value Fund             0.50%                          0.45%                          0.40%                         0.35%
_________________________________________________________________________________________________________________________________________

                                                                Sub-Advisory Fee Breakpoint Asset Thresholds
_________________________________________________________________________________________________________________________________________

                                    $0 to less                                 $500 million to                               $1.0 billion
                                 than $500 million                         less than $1.0 billion                             or greater
_________________________________________________________________________________________________________________________________________

Advantage Growth Fund                0.40%                                        0.388%                                        0.376%
TS&W Mid-Cap Value Fund              0.50%                                         0.47%                                         0.45%
Barrow Hanley Core Bond Fund         0.25%                                         0.24%                                        0.229%
Dwight High Yield Fund               0.35%                                        0.338%                                        0.325%
_________________________________________________________________________________________________________________________________________

                                                                                             Sub-Advisory Fees without Breakpoints
_________________________________________________________________________________________________________________________________________

Discover Value Fund                                                                                          0.65%
Growth Fund                                                                                                 0.475%
Cash Reserves Fund                                                                                           0.10%***
Dwight Intermediate Fixed Income Fund                                                                        0.15%
_________________________________________________________________________________________________________________________________________

  * Following the close of business on March 31, 2009, no sub-advisory fee will be paid by the Focused Fund as OMCAP Investors, a division of Old Mutual Capital, will provide portfolio management services.

 ** Prior to March 28, 2009, the sub-advisory fees paid for the Large Cap Growth Fund and TS&W Small Cap Value Fund were 0.50% and
    0.75% (subject to applicable fee breakpoints), respectively.

*** There is a minimum annual fee of $50,000 on the Cash Reserves Fund.

From time to time, the Adviser may recommend the appointment of additional or replacement sub-advisers to the Board. The Trust and the Adviser have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a
"manager of managers" structure. Under this structure, the Adviser, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment.
Under the manager of managers structure, the Adviser has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. The following funds intend to rely on the exemptive order and operate in the manner described above: Cash Reserves Fund, Columbus Circle Technology and Communications Fund, Growth Fund, Large Cap Growth Fund and Strategic
Small Company Fund. Shareholders will be notified of any changes in unaffiliated sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement with an unaffiliated sub-adviser for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The SEC exemptive order also permits the Funds to disclose to shareholders the aggregate fees paid to Old Mutual Capital and unaffiliated sub-adviser(s) by each Fund.

                                                                159

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2009

Sub-Administrator - Old Mutual Capital and The Bank of New York Mellon (the "Sub-Administrator") entered into a sub-administration and accounting agreement (the "Sub-Administration Agreement") pursuant to which the Sub-Administrator assists Old Mutual Capital in connection with the administration and business affairs of the Trust. Under the Sub-Administration Agreement, Old Mutual Capital
pays the Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust,
Old Mutual Funds I and Old Mutual Funds III (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. For funds within the Old Mutual Complex that are managed as a "fund of funds," these fees apply only at the underlying fund level. In addition, the Adviser and Old Mutual Fund Services (administrator to
Old Mutual Funds I and Old Mutual Funds III) pay the Sub-Administrator the following annual fees: (1) $35,000 for each fund managed as a "fund of funds"; and (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex. Certain minimum fees apply. The Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the Sub-Administrator) negligence or willful misconduct or the
Sub-Administrator's failure to act in good faith. In no event shall the Sub-Administrator be liable to the Adviser or any third party for special, indirect or consequential damages.

Distributor - The Trust entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners
(the "Distributor"), a wholly owned subsidiary of the Adviser. The Distributor receives no compensation under the Distribution
Agreement for serving in such capacity. The Trust has adopted, on behalf of Class A shares of each Fund, separate distribution plans pursuant to Rule 12b-1 under the 1940 Act, which provide for payment of a distribution fee of up to 0.25% of the daily net assets of
Class A shares. Currently, the Trust is not paying a distribution fee on Class A shares. The Trust has also adopted, on behalf of
Class C shares of each Fund, a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, which provides for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the Dwight Short Term Fixed Income
Fund charges a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Trust has also adopted a Service
Plan on behalf of Class A shares and Class C shares of each Fund which provide for payment of a service fee of up to 0.25% of the average daily net assets of each Class. The Class A and Class C service plan on behalf of the TS&W Mid-Cap Value Fund and Cash
Reserves Fund were adopted pursuant to Rule 12b-1. Distribution fees are paid to the Distributor for the sale and distribution of shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/or the maintenance of shareholder accounts.

Of the service and distribution fees the Distributor received for the year ended March 31, 2009, it retained the following (000):

                                                                                            Service Fees         Distribution Fees
____________________________________________________________________________________________________________________________________

Fund                                                                                    Class A     Class C          Class C
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                                              $3          $8               $23
Barrow Hanley Value Fund                                                                    2           2                 5
Columbus Circle Technology and Communications Fund                                          -           3                10
Focused Fund                                                                                -           1                 2
Growth Fund                                                                                 -           3                 9
Heitman REIT Fund                                                                           6           1                 2
Large Cap Growth Fund                                                                       1           5                16
Strategic Small Company Fund                                                                -           -                 -
TS&W Mid-Cap Value Fund                                                                     2           5                14
TS&W Small Cap Value Fund                                                                   -           1                 4
Cash Reserves Fund                                                                          -           2                 6
Dwight Intermediate Fixed Income Fund                                                       -           6                17
Dwight Short Term Fixed Income Fund                                                         3           6                 7
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Other Service Providers - The Bank of New York Mellon (the "Custodian") serves as the custodian for each of the Funds.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust.

                                                                160

The Trust entered into a shareholder servicing agreement ("Shareholder Servicing Agreement") with Old Mutual Fund Services to provide shareholder support and other shareholder account-related services. Pursuant to the Shareholder Servicing Agreement, the
shareholder service fees are reviewed semi-annually by Old Mutual Fund Services and approved annually by the Board. Shareholder servicing fees are included in transfer agent fees in the Statement of Operations. Shareholder service fees (including out of pocket expenses) paid to Old Mutual Fund Services for the year ended March 31, 2009, were as follows:

_______________________________________________________________      _______________________________________________________________

Fund                                              Total (000)        Fund                                              Total (000)
_______________________________________________________________      _______________________________________________________________

Advantage Growth Fund                                 $ -            Large Cap Growth Fund                                 $77
Analytic U.S. Long/Short Fund                          18            Strategic Small Company Fund                           11
Barrow Hanley Value Fund                               16            TS&W Mid-Cap Value Fund                                 -
Columbus Circle Technology and                                       TS&W Small Cap Value Fund                               7
   Communications Fund                                151            Cash Reserves Fund                                     22
Discover Value Fund                                     -            Barrow Hanley Core Bond Fund                            -
Focused Fund                                           20            Dwight High Yield Fund                                  -
Growth Fund                                           245            Dwight Intermediate Fixed Income Fund                   1
Heitman REIT Fund                                      15            Dwight Short Term Fixed Income Fund                     4
_______________________________________________________________      _______________________________________________________________

The Shareholder Servicing Agreement was terminated effective September 17, 2008. Effective September 17, 2008, Old Mutual Capital
entered into an agreement with DST, pursuant to which DST provides call center, correspondence and other shareholder account related services previously provided by Old Mutual Fund Services.

Officers of the Trust who are or were officers of the Adviser, Old Mutual Fund Services or the Distributor, as well as the Senior
Officer, received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments and securities sold short, for the Funds (excluding the Cash Reserves Fund) for the year ended March 31, 2009, were as follows:

                                                                              Purchases (000)                  Sales (000)
____________________________________________________________________________________________________________________________________

                                                                        Other      U.S. Government      Other      U.S. Government
____________________________________________________________________________________________________________________________________

Advantage Growth Fund                                                 $ 54,224         $     -         $ 82,963        $     -
Analytic U.S. Long/Short Fund                                          594,993               -          384,781              -
Barrow Hanley Value Fund                                                66,920               -           21,332              -
Columbus Circle Technology and Communications Fund                     378,883               -          395,215              -
Discover Value Fund                                                     64,625               -           59,102              -
Focused Fund                                                           233,317               -          241,501              -
Growth Fund                                                            406,980               -          421,227              -
Heitman REIT Fund                                                       59,435               -           73,071              -
Large Cap Growth Fund                                                  204,730               -          217,327              -
Strategic Small Company Fund                                            80,205               -           77,866              -
TS&W Mid-Cap Value Fund                                                121,672               -          102,444              -
TS&W Small Cap Value Fund                                               71,200               -           62,656              -
Barrow Hanley Core Bond Fund                                            45,635          58,490           38,933         68,696
Dwight High Yield Fund                                                   9,950               -            7,063              -
Dwight Intermediate Fixed Income Fund                                   69,597          57,282           82,442         51,939
Dwight Short Term Fixed Income Fund                                    391,791          49,186          367,196         68,888
____________________________________________________________________________________________________________________________________

Transactions in option contracts written in the Columbus Circle Technology and Communications Fund for the year ended March 31,
2009, were as follows:

                                                                                         Premiums
                                                                      Number of          Received
Written Options Transactions                                          Contracts            (000)
___________________________________________________________________________________________________

Outstanding at March 31, 2008                                            6,096           $ 2,168
Options written                                                         17,310             4,892
Options exercised                                                         (325)               (5)
Options terminated in closing purchasing transactions                  (23,081)           (7,055)
___________________________________________________________________________________________________

Outstanding at March 31, 2009                                                -           $     -
___________________________________________________________________________________________________

                                                                161

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2009

5. CAPITAL SHARE TRANSACTIONS
____________________________________________________________________________________________________________________________________

                                                                         Old Mutual                                 Old Mutual
                                                                         Advantage                                 Analytic U.S.
                                                                        Growth Fund                               Long/Short Fund
________________________________________________________________________________________________________________________________________________

                                                               4/1/08            11/19/07* to             4/1/08                4/1/07 to
                                                               3/31/09              3/31/08               3/31/09                3/31/08
________________________________________________________________________________________________________________________________________________

                                                         Shares     Dollars    Shares    Dollars    Shares     Dollars     Shares     Dollars
________________________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                              -   $     -          -   $     -      23,936   $258,598       5,787   $ 86,569
   Shares Issued from Merger (4)                              -         -          -         -           -          -           -          -
   Shares Issued upon Reinvestment of Distributions           -         -          -         -          21        174          10        144
   Redemption Fees                                          n/a         -        n/a         -         n/a          -         n/a          -
   Shares Redeemed                                            -         -          -         -      (8,416)   (76,868)    (12,871)  (185,203)
________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                   -         -          -         -      15,541    181,904      (7,074)   (98,490)
________________________________________________________________________________________________________________________________________________

   Advisor Class (2)
   Shares Issued                                              -         -          -         -           -          -           -          -
   Shares Issued upon Reinvestment of Distributions           -         -          -         -           -          -           -          -
   Redemption Fees                                          n/a         -        n/a         -         n/a          -         n/a          -
   Shares Redeemed                                            -         -          -         -           -          -           -          -
________________________________________________________________________________________________________________________________________________

   Total Advisor Class Capital Share Transactions             -         -          -         -           -          -           -          -
________________________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                              -         -          -         -         862     10,218       1,605     23,323
   Shares Issued from Merger (4)                              -         -          -         -           -          -           -          -
   Shares Issued upon Reinvestment of Distributions           -         -          -         -           2         16           3         49
   Redemption Fees                                          n/a         -        n/a         -         n/a          -         n/a          -
   Shares Redeemed                                            -         -          -         -      (1,303)   (13,834)       (677)    (9,476)
________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                   -         -          -         -        (439)    (3,600)        931     13,896
________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                              -         -          -         -         141      1,614         700      9,932
   Shares Issued from Merger (4)                              -         -          -         -           -          -           -          -
   Shares Issued upon Reinvestment of Distributions           -         -          -         -           1          5           -          5
   Redemption Fees                                          n/a         -        n/a         -         n/a          -         n/a          -
   Shares Redeemed                                            -         -          -         -        (392)    (3,997)       (117)    (1,625)
________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                   -         -          -         -        (250)    (2,378)        583      8,312
________________________________________________________________________________________________________________________________________________

   Class R (2)
   Shares Issued                                              -         -          -         -           -          -           -          -
   Shares Issued upon Reinvestment of Distributions           -         -          -         -           -          -           -          -
   Shares Redeemed                                            -         -          -         -           -          -           -          -
________________________________________________________________________________________________________________________________________________

   Total Class R Capital Share Transactions                   -         -          -         -           -          -           -          -
________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                            342     3,127 (3)  9,177    73,797 (1)     953      9,697 (3)   4,075     59,194 (1)
   Shares Issued upon Reinvestment of Distributions         431     2,168          -         -          11         89          18        248
   Redemption Fees                                          n/a         -        n/a         -         n/a          -         n/a          -
   Shares Redeemed                                       (4,722)  (31,365)       (86)     (845)     (1,172)   (13,596)       (709)   (10,118)
________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions  (3,949)  (26,070)     9,091    72,952        (208)    (3,810)      3,384     49,324
________________________________________________________________________________________________________________________________________________

  * Inception Date of the Fund

(1) During the year ended March 31, 2008, the Advantage Growth Fund, Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund,
    Discover Value Fund and Focused Fund received from new shareholders portfolio securities and cash valued at $62,550, $30,672,
    $55,947, $37,393, and $23,301, respectively, on the date of the subscription.

(2) Advisor Class and Class R shares for all Funds were closed in 2007. See Note 1 for further details.

(3) During the year ended March 31, 2009, the Advantage Growth Fund, Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund,
    Discover Value Fund, and Focused Fund received from new shareholders portfolio securities and cash valued at $1,893, $732, $904,
    $560, and $477, respectively, on the date of the subscription.

(4) See Note 1.

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                162

                                                            Old Mutual
                 Old Mutual                       Columbus Circle Technology and                    Old Mutual                                Old Mutual
          Barrow Hanley Value Fund                     Communications Fund                      Discover Value Fund                          Focused Fund
_________________________________________________________________________________________________________________________________________________________________________

     4/1/08                  4/1/07 to             4/1/08             4/1/07 to            4/1/08            11/19/07* to            4/1/08               4/1/07 to
     3/31/09                  3/31/08              3/31/09             3/31/08             3/31/09             3/31/08               3/31/09               3/31/08
_________________________________________________________________________________________________________________________________________________________________________

Shares     Dollars     Shares     Dollars    Shares    Dollars    Shares    Dollars  Shares  Dollars     Shares   Dollars     Shares    Dollars      Shares    Dollars
_________________________________________________________________________________________________________________________________________________________________________

 7,877   $ 40,568       4,104   $ 31,256        568   $  6,821     1,783  $ 28,956       -   $     -          -   $     -        284   $  4,868        119   $  2,981
     -          -           -          -          -          -         -         -       -         -          -         -      2,774     62,087          -          -
   322      1,675       1,750     13,599          -          -         -         -       -         -          -         -         59        902         36        865
   n/a          -         n/a          -        n/a         14       n/a         -     n/a         -        n/a         -        n/a          -        n/a          -
(4,466)   (24,277)     (6,963)   (60,958)    (2,580)   (32,934)   (3,258)  (48,842)      -         -          -         -       (984)   (18,993)      (427)   (10,389)
_________________________________________________________________________________________________________________________________________________________________________

 3,733     17,966      (1,109)   (16,103)    (2,012)   (26,099)   (1,475)  (19,886)      -         -          -         -      2,133     48,864       (272)    (6,543)
_________________________________________________________________________________________________________________________________________________________________________

     -          -           2         15          -          -         2        23       -         -          -         -          -          -          -          -
     -          -           -          2          -          -         -         -       -         -          -         -          -          -          -          -
   n/a          -         n/a          -        n/a          -       n/a         -     n/a         -        n/a         -          -          -        n/a          -
     -          -         (30)      (280)         -          -        (2)      (24)      -         -          -         -          -          -          -          -
_________________________________________________________________________________________________________________________________________________________________________

     -          -         (28)      (263)         -          -         -        (1)      -         -          -         -          -          -          -          -
_________________________________________________________________________________________________________________________________________________________________________

   473      2,583         128      1,026         98      1,385       174     2,854       -         -          -         -         71      1,372         42      1,030
     -          -           -          -          -          -         -         -       -         -          -         -         32        725          -          -
    12         58          45        347          -          -         -         -       -         -          -         -          2         28          5        115
   n/a          -         n/a          -        n/a          -       n/a         -     n/a         -        n/a         -        n/a          -        n/a          -
  (210)    (1,041)       (134)    (1,189)      (113)    (1,271)      (60)     (911)      -         -          -         -        (48)      (819)      (108)    (2,466)
_________________________________________________________________________________________________________________________________________________________________________

   275      1,600          39        184        (15)       114       114     1,943       -         -          -         -         57      1,306        (61)    (1,321)
_________________________________________________________________________________________________________________________________________________________________________

   106        559          61        532         64        827       150     2,371       -         -          -         -         43        728         18        433
     -          -           -          -          -          -         -         -       -         -          -         -          4         82          -          -
     7         36          60        449          -          -         -         -       -         -          -         -          -          6          -          8
   n/a          -         n/a          -        n/a          -       n/a         -     n/a         -        n/a         -          -          -        n/a          -
  (194)    (1,120)       (106)      (862)      (120)    (1,223)      (22)     (315)      -         -          -         -        (24)      (397)        (7)      (155)
_________________________________________________________________________________________________________________________________________________________________________

   (81)      (525)         15        119        (56)      (396)      128     2,056       -         -          -         -         23        419         11        286
_________________________________________________________________________________________________________________________________________________________________________

     -          -           -          -          -          -         -         -       -         -          -         -          -          -          -          -
     -          -           -          -          -          -         -         -       -         -          -         -          -          -          -          -
     -          -           -          -          -          -         -         -       -         -          -         -          -          -          -          -
_________________________________________________________________________________________________________________________________________________________________________

     -          -           -          -          -          -         -         -       -         -          -         -          -          -          -          -
_________________________________________________________________________________________________________________________________________________________________________

 4,509     22,749 (3)   7,095     61,483 (1)    680      9,636         -         2   1,467     8,331 (3)  3,780    37,930 (1)    181      3,779 (3)  1,028     25,468 (1)
   229      1,198       1,063      8,113          -          -         -         -       5        27          -         -         23        344         42      1,015
   n/a          -         n/a          -        n/a          -       n/a         -     n/a         -        n/a         -        n/a          -        n/a          -
(1,543)    (7,785)       (366)    (2,574)      (162)    (1,748)        -         -    (451)   (2,848)      (196)   (1,897)      (206)    (3,587)       (11)      (261)
_________________________________________________________________________________________________________________________________________________________________________

 3,195     16,162       7,792     67,022        518      7,888         -         2   1,021     5,510      3,584    36,033         (2)       536      1,059     26,222
_________________________________________________________________________________________________________________________________________________________________________

                                                                 163

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2009

                                                                           Old Mutual                                   Old Mutual
                                                                           Growth Fund                               Heitman REIT Fund
_____________________________________________________________________________________________________________________________________________________

                                                                  4/1/08               4/1/07 to               4/1/08                4/1/07 to
                                                                  3/31/09               3/31/08                3/31/09                3/31/08
_____________________________________________________________________________________________________________________________________________________

                                                            Shares     Dollars    Shares      Dollars    Shares     Dollars      Shares    Dollars
_____________________________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                               496    $  9,282       896    $  23,905       380    $  2,670         718    $ 7,830
   Shares Issued in Merger (4)                                   -           -         -            -         -           -           -          -
   Shares Issued upon Reinvestment of Distributions              -           -        15          429        98         602       1,464     14,665
   Redemption Fees                                             n/a           -       n/a            -       n/a           1         n/a          -
   Shares Redeemed                                          (2,981)    (64,455)   (4,100)    (108,932)   (1,693)    (12,615)     (6,484)   (88,703)
_____________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                 (2,485)    (55,173)   (3,189)     (84,598)   (1,215)     (9,342)     (4,302)   (66,208)
_____________________________________________________________________________________________________________________________________________________

   Advisor Class (2)
   Shares Issued                                                 -           -         -            -         -           -          83      1,110
   Shares Issued upon Reinvestment of Distributions              -           -         -            -         -           -          46        592
   Shares Redeemed                                               -           -        (3)         (75)        -           -      (1,201)   (15,963)
_____________________________________________________________________________________________________________________________________________________

   Total Advisor Class Capital Share Transactions                -           -        (3)         (75)        -           -      (1,072)   (14,261)
_____________________________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                13         264        11          306       373       2,643         176      1,897
   Shares Issued in Merger (4)                                   -           -         -            -         -           -           -          -
   Shares Issued upon Reinvestment of Distributions              -           -         -            -        23         136         295      2,798
   Redemption Fees                                             n/a           -       n/a            -       n/a           -         n/a          -
   Shares Transferred from Advisor Class                       n/a           -       n/a            -         -           -       1,010     13,417
   Shares Redeemed                                              (8)       (129)       (5)        (142)     (358)     (2,608)       (357)    (3,564)
_____________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                      5         135         6          164        38         171       1,124     14,548
_____________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                 2          32        99        2,679        75         588          17        157
   Shares Issued in Merger (4)                                   -           -         -            -         -           -           -          -
   Shares Issued upon Reinvestment of Distributions              -           -         -            4         -           2           4         41
   Shares Redeemed                                             (21)       (383)       (6)        (146)      (24)       (156)        (14)      (201)
_____________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                    (19)       (351)       93        2,537        51         434           7         (3)
_____________________________________________________________________________________________________________________________________________________

   Class R (2)
   Shares Issued                                                 -           -         -            -         -           -           -          -
   Shares Issued upon Reinvestment of Distributions              -           -         -            -         -           -           -          -
   Shares Redeemed                                               -           -         -            -         -           -           -          -
_____________________________________________________________________________________________________________________________________________________

   Total Class R Capital Share Transactions                      -           -         -            -         -           -           -          -
_____________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                               721      19,029         -            -       173       1,047 (3)   2,148     25,566 (1)
   Shares Issued in Merger (4)                                   -           -         -            -         -           -           -          -
   Shares Issued upon Reinvestment of Distributions              -           -         -            -        28         201         560      5,260
   Redemption Fees                                             n/a           -       n/a            -       n/a           -         n/a          -
   Shares Redeemed                                             (99)     (1,804)        -            -    (2,253)    (19,085)        (24)      (268)
_____________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions        622      17,225         -            -    (2,052)    (17,837)      2,684     30,558
_____________________________________________________________________________________________________________________________________________________

(1) During the year ended March 31, 2008, the Heitman REIT Fund and TS&W Mid-Cap Value Fund received from new shareholders portfolio securities and cash valued at $22,756 and $53,169, respectively, on the date of the subscription.

(2) Advisor Class and Class R shares for all Funds were closed in 2007. See Note 1 for further details.

(3) During the year ended March 31, 2009, the Heitman REIT Fund and TS&W Mid-Cap Value Fund received from new shareholders portfolio securities and cash valued at $342 and $1,704, respectively, on the date of the subscription.

(4) See Note 1.

*   Inception date of the Fund

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 164

                                                           Old Mutual                                   Old Mutual                                  Old Mutual
               Old Mutual                                Strategic Small                               TS&W Mid-Cap                               TS&W Small Cap
          Large Cap Growth Fund                           Company Fund                                  Value Fund                                  Value Fund
________________________________________________________________________________________________________________________________________________________________________________

      4/1/08               4/1/07 to              4/1/08              4/1/07 to              4/1/08               6/4/07* to                4/1/08              4/1/07 to
      3/31/09               3/31/08               3/31/09              3/31/08               3/31/09                3/31/08                 3/31/09              3/31/08
________________________________________________________________________________________________________________________________________________________________________________

Shares     Dollars    Shares     Dollars    Shares    Dollars    Shares     Dollars    Shares     Dollars      Shares    Dollars      Shares    Dollars    Shares     Dollars
________________________________________________________________________________________________________________________________________________________________________________

   148    $  2,085       140    $  2,876     1,302    $ 8,694       116    $  1,545       156    $    907           -    $     -         912    $14,166       134    $  3,079
 8,383     128,062         -           -     9,095     58,404         -           -    10,696      61,406           -          -       1,995     22,875         -           -
     -           -         -           -         -          -       463       5,530         -           -           -          -         338      4,010       356       7,783
   n/a           -       n/a           -         -          -       n/a           -         -           -         n/a          -           -          -       n/a           -
(1,281)    (18,762)   (1,246)    (24,895)     (391)    (3,139)     (759)    (10,246)     (130)       (728)          -          -        (610)    (9,080)     (717)    (17,988)
________________________________________________________________________________________________________________________________________________________________________________

 7,250     111,385    (1,106)    (22,019)   10,006     63,959      (180)     (3,171)   10,722      61,585           -          -       2,635     31,971      (227)     (7,126)
________________________________________________________________________________________________________________________________________________________________________________

     -           -         -           2         -          -        11         161         -           -           -          -           -          -         -           -
     -           -         -           -         -          -        (1)          -         -           -           -          -           -          -         -           -
     -           -         7        (136)        -          -       (76)     (1,113)        -           -           -          -           -          -         -           -
________________________________________________________________________________________________________________________________________________________________________________

     -           -         7        (134)        -          -       (66)       (952)        -           -           -          -           -          -         -           -
________________________________________________________________________________________________________________________________________________________________________________

    75       1,082        77       1,608        18        149        67         892       909       6,479         273      2,567         146      2,339        39         769
    44         673         -           -         6         37         -           -        61         349           -          -          37        409         -           -
     -           -         -           -         -          -        20         234         3           -           -          -          13        151         4          75
   n/a           -       n/a           -       n/a          -       n/a           -       n/a          16         n/a          -         n/a          -       n/a           -
     -           -         -           -       n/a          -       n/a           -       n/a           -         n/a          -         n/a          -       n/a           -
   (71)       (938)       (7)       (132)      (40)      (311)      (53)       (721)     (296)     (1,921)         (4)       (36)        (59)      (847)      (17)       (418)
________________________________________________________________________________________________________________________________________________________________________________

    48         817        70       1,476       (16)      (125)       34         405       677       4,923         269      2,531         137      2,052        26         426
________________________________________________________________________________________________________________________________________________________________________________

    67         985       197       4,007         3         25         3          42       202       1,555         228      2,182          99      1,306        10         194
    30         372         -           -         7         40         -           -        21         118           -          -          17        176         -           -
     -           -         -           -         -          -         1           6         -           2           -          -           7         82         5         109
   (69)       (917)      (47)       (896)       (1)        (7)       (8)       (101)     (144)       (911)         (5)       (39)        (18)      (281)      (11)       (255)
________________________________________________________________________________________________________________________________________________________________________________

    28         440       150       3,111         9         58        (4)        (53)       79         764         223      2,143         105      1,283         4          48
________________________________________________________________________________________________________________________________________________________________________________

     -           -         -           -         -          -         -           -         -           -           -          -           -          -         -           -
     -           -         -           -         -          -         -           -         -           -           -          -           -          -         -           -
     -           -         -           -         -          -         -           -         -           -           -          -           -          -         -           -
________________________________________________________________________________________________________________________________________________________________________________

     -           -         -           -         -          -         -           -         -           -           -          -           -          -         -           -
________________________________________________________________________________________________________________________________________________________________________________

   144       1,594         -           -        62        404         -           -     5,058      34,356 (3)   6,759     57,308 (1)       -          -         -           -
     3          34         -           -     1,831     11,787         -           -       863       4,953           -          -           -          -         -           -
     -           -         -           -         -          -         -           -        45         262           4         37           -          -         -           -
   n/a           -       n/a           -         -          -       n/a           -         -           -         n/a          -           -          -       n/a           -
    (4)        (44)        -           -       (26)      (168)        -           -    (2,274)    (15,816)       (291)    (2,601)          -          -         -           -
________________________________________________________________________________________________________________________________________________________________________________

   143       1,584         -           -     1,867     12,023         -           -     3,692      23,755       6,472     54,744           -          -         -           -
________________________________________________________________________________________________________________________________________________________________________________

                                                                 165

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2009
                                                                        Old Mutual
                                                                       Barrow Hanley                                      Old Mutual
                                                                      Core Bond Fund                                  Cash Reserves Fund
_______________________________________________________________________________________________________________________________________________________

                                                              4/1/08                11/19/07* to                 4/1/08                4/1/07 to
                                                              3/31/09                  3/31/08                  3/31/09                 3/31/08
_______________________________________________________________________________________________________________________________________________________

                                                        Shares      Dollars      Shares     Dollars         Shares     Dollars     Shares     Dollars
_______________________________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                             -    $       -           -    $      -         13,208    $ 13,205     29,717    $ 29,716
   Shares Issued upon Reinvestment of Distributions          -            -           -           -            520         520      1,408       1,408
   Shares Redeemed                                           -            -           -           -        (18,535)    (18,536)   (26,491)    (26,493)
_______________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                  -            -           -           -         (4,807)     (4,811)     4,634       4,631
_______________________________________________________________________________________________________________________________________________________

   Advisor Class (2)
   Shares Issued                                             -            -           -           -              -           -          -           -
   Shares Issued upon Reinvestment of Distributions          -            -           -           -              -           -          -           -
   Shares Redeemed                                           -            -           -           -              -           -          -           -
_______________________________________________________________________________________________________________________________________________________

   Total Advisor Class Capital Share Transactions            -            -           -           -              -           -          -           -
_______________________________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                             -            -           -           -          2,316       2,316      1,978       1,978
   Shares Issued upon Reinvestment of Distributions          -            -           -           -              8           8          7           7
   Redemption Fees                                         n/a            -         n/a           -            n/a           -        n/a           -
   Shares Transferred from Advisor Class                   n/a            -         n/a           -            n/a           -        n/a           -
   Shares Redeemed                                           -            -           -           -         (2,187)     (2,187)    (1,078)     (1,078)
_______________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                  -            -           -           -            137         137        907         907
_______________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                             -            -           -           -          4,477       4,477      2,897       2,897
   Shares Issued upon Reinvestment of Distributions          -            -           -           -              9           9         16          16
   Shares Redeemed                                           -            -           -           -         (2,947)     (2,947)    (1,224)     (1,224)
_______________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                  -            -           -           -          1,539       1,539      1,689       1,689
_______________________________________________________________________________________________________________________________________________________

   Class R (2)
   Shares Issued                                             -            -           -           -              -           -          1           1
   Shares Issued upon Reinvestment of Distributions          -            -           -           -              -           -          -           -
   Shares Redeemed                                           -            -           -           -              -           -         (1)         (1)
_______________________________________________________________________________________________________________________________________________________

   Total Class R Capital Share Transactions                  -            -           -           -              -           -          -           -
_______________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                         1,702       17,030 (3)   4,690      46,379 (1)          -           -         1            1
   Shares Issued upon Reinvestment of Distributions        329        3,245          65         661              -           -         -            -
   Shares Redeemed                                      (2,322)     (22,799)       (136)     (1,367)             -           -         -            -
_______________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions   (291)      (2,524)      4,619      45,673              -           -         1            1
_______________________________________________________________________________________________________________________________________________________

* Inception Date of the Fund

(1) During the year ended March 31, 2008, the Barrow Hanley Core Bond Fund, Dwight High Yield Fund and Dwight Intermediate Fixed
    Income Fund received from new shareholders portfolio securities and cash valued at $41,979, $6,326, and $60,473, respectively on the date of the subscription.

(2) Advisor Class and Class R shares for all Funds were closed in 2007. See Note 1 for further details.

(3) During the year ended March 31, 2009, the Barrow Hanley Core Bond Fund, Dwight High Yield Fund and Dwight Intermediate Fixed
    Income Fund received from new shareholders portfolio securities and cash valued at $2,095, $589 and $3,652, respectively, on the date of the subscription.

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 166

                                                               Old Mutual                                    Old Mutual
              Old Mutual                                   Dwight Intermediate                            Dwight Short Term
        Dwight High Yield Fund                              Fixed Income Fund                             Fixed Income Fund
______________________________________________________________________________________________________________________________________

      4/1/08            11/19/07* to               4/1/08                4/1/07 to              4/1/08               4/1/07 to
      3/31/09              3/31/08                 3/31/09                3/31/08               3/31/09               3/31/08
______________________________________________________________________________________________________________________________________

Shares     Dollars   Shares    Dollars       Shares     Dollars      Shares    Dollars    Shares     Dollars    Shares     Dollars
______________________________________________________________________________________________________________________________________

     -   $       -        -    $     -          672    $  6,646         192    $ 1,955       621    $  6,085       178    $  1,785
     -           -        -          -           29         285          24        237       542       5,310       695       6,914
     -           -        -          -         (306)     (3,023)       (699)    (7,045)   (3,541)    (34,528)   (3,971)    (39,514)
______________________________________________________________________________________________________________________________________

     -           -        -          -          395       3,908        (483)    (4,853)   (2,378)    (23,133)   (3,098)    (30,815)
______________________________________________________________________________________________________________________________________

     -           -        -          -            -           -           -          -         -           -         -           -
     -           -        -          -            -           -           -          -         -           -         1           6
     -           -        -          -            -           -           -          -         -           -       (47)       (464)
______________________________________________________________________________________________________________________________________

     -           -        -          -            -           -           -          -         -           -       (46)       (458)
______________________________________________________________________________________________________________________________________

     -           -        -          -        3,910      38,680          94        958     3,151      30,792       521       5,213
     -           -        -          -           26         251           1          6        11         108         2          18
   n/a           -      n/a          -            -           -         n/a          -       n/a           1       n/a           -
   n/a           -      n/a          -            -           -         n/a          -       n/a           -        29         292
     -           -        -          -         (447)     (4,401)        (74)      (751)     (480)     (4,682)     (447)     (4,508)
______________________________________________________________________________________________________________________________________

     -           -        -          -        3,489      34,530          21        213     2,682      26,219       105       1,015
______________________________________________________________________________________________________________________________________

     -           -        -          -        1,465      14,319         157      1,593     1,141      11,115       598       5,971
     -           -        -          -            6          58           -          4         7          64         2          17
     -           -        -          -          (73)       (717)        (58)      (588)     (183)     (1,781)     (346)     (3,473)
______________________________________________________________________________________________________________________________________

     -           -        -          -        1,398      13,660          99      1,009       965       9,398       254       2,515
______________________________________________________________________________________________________________________________________

     -           -        -          -            -           -           -          -         -           -         -           -
     -           -        -          -            -           -           -          -         -           -         -           -
     -           -        -          -            -           -           -          -         -           -         -           -
______________________________________________________________________________________________________________________________________

     -           -        -          -            -           -           -          -         -           -         -           -
______________________________________________________________________________________________________________________________________

   480       4,566 (3)  967     10,035 (1)      379       3,852 (3)   7,208     71,404 (1)    19         188         2          25
   136       1,134       26        252          278       2,730         122      1,236         -           2         -           -
  (335)     (2,664)     (67)      (665)      (5,416)    (53,741)       (483)    (4,900)       (6)        (58)        -           -
______________________________________________________________________________________________________________________________________

   281       3,036      926      9,622       (4,759)    (47,159)      6,847     67,740        13         132         2          25
______________________________________________________________________________________________________________________________________

                                                                 167

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2009

6. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains.
Accordingly, no provision has been made for federal income taxes.

The Funds are subject to the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for
Uncertainty in Income Taxes. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2005-2008 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the
United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31,
2009, primarily attributable to certain losses which, for tax purposes, are not available to offset future income, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities, returns of capital, utilization of net operating losses, fund reorganizations, capital loss carryforwards that expire in the current year due to Internal Revenue Code
Section 382 limitations, REIT reclasses between net investment income and long-term capital, dividends on short sales and to equalization, which classifies earnings and profits distributed to shareholders on the redemption of shares as a deemed dividend.
These permanent differences were reclassified to/from the following accounts:

                                                                        Increase/    Increase/(Decrease)    Increase/(Decrease)
                                                                       (Decrease)       Undistributed           Accumulated
                                                                        Paid- in       Net Investment          Net Realized
                                                                         Capital           Income                  Gain
                                                                          (000)             (000)                  (000)
____________________________________________________________________________________________________________________________________

Advantage Growth Fund                                                   $    103            $  13               $    (116)
Analytic U.S. Long/Short Fund                                                  -              158                    (158)
Discover Value Fund                                                            3                1                      (4)
Focused Fund                                                              74,028                8                 (74,036)
Growth Fund                                                                    -                1                      (1)
Heitman REIT Fund                                                            (47)            (736)                    783
Large Cap Growth Fund                                                     27,485               10                 (27,495)
Strategic Small Company Fund                                             281,004               (8)               (280,996)
TS&W Mid-Cap Value Fund                                                   39,034                -                 (39,034)
TS&W Small Cap Value Fund                                                  9,388                1                  (9,389)
Barrow Hanley Core Bond Fund                                                   -              (14)                     14
Dwight High Yield Fund                                                       (24)               6                      18
Dwight Intermediate Fixed Income Fund                                          3              (48)                     45
Dwight Short Term Fixed Income Fund                                            -             (348)                    348
____________________________________________________________________________________________________________________________________

These reclassifications had no effect on net assets or net asset value per share.

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2008 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 168

The tax character of dividends and distributions declared during the years ended March 31, 2009 and 2008 were as follows:

                                                                              Ordinary       Long-Term      Return of
                                                                               Income      Capital Gain      Capital      Total
Fund                                                                            (000)          (000)          (000)       (000)
____________________________________________________________________________________________________________________________________

Advantage Growth Fund
   2009                                                                        $    -         $ 2,168          $ -      $ 2,168
Analytic U.S. Long/Short Fund
   2009                                                                           741               -            -          741
   2008                                                                           460               -            -          460
Barrow Hanley Value Fund
   2009                                                                         3,081               -            -        3,081
   2008                                                                         6,958          16,026            -       22,984
Discover Value Fund
   2009                                                                            27               -            -           27
Focused Fund
   2009                                                                         1,038             284            -        1,322
   2008                                                                         1,239             836            -        2,075
Growth Fund
   2008                                                                           436               -            -          436
Heitman REIT Fund*
   2009                                                                         1,586               -           47        1,633
   2008                                                                         8,635          25,107            -       33,742
Strategic Small Company Fund
   2008                                                                         4,237           1,789            -        6,026
TS&W Mid-Cap Value Fund (2)
   2009                                                                           297               -            -          297
   2008                                                                            37               -            -           37
TS&W Small Cap Value Fund
   2009                                                                            46           4,325            -        4,371
   2008                                                                           411           7,840            -        8,251
Barrow Hanley Core Bond Fund (1)
   2009                                                                         3,042             203            -        3,245
   2008                                                                           747               -            -          747
Cash Reserves Fund
   2009                                                                           549               -            -          549
   2008                                                                         1,470               -            -        1,470
Dwight High Yield Fund (1)
   2009                                                                         1,121               -           13        1,134
   2008                                                                           253               -            -          253
Dwight Intermediate Fixed Income Fund
   2009                                                                         3,994             508            -        4,502
   2008                                                                         1,541               -            -        1,541
Dwight Short Term Fixed Income Fund
   2009                                                                         5,791               -            -        5,791
   2008                                                                         7,017               -            -        7,017
____________________________________________________________________________________________________________________________________

(1) The Fund commenced operations on November 19, 2007.

(2) The Fund commenced operations on June 4, 2007.

* Information reflects fund activity for tax purposes based on the Fund's December 31 tax reporting year.

The following Funds did not declare dividends or distributions during the year ended March 31, 2009 and 2008: Columbus Circle
Technology and Communications Fund and Large Cap Growth Fund. Advantage Growth Fund and Discover Value Fund did not declare dividends or distributions during the year ended March 31, 2008. The Growth Fund and Strategic Small Company Fund did not declare dividends or distributions during the year ended March 31, 2009.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 169

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2009

As of March 31, 2009, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                 Undistributed    Undistributed                      Post-       Unrealized         Other
                                   Ordinary         Long-Term      Capital Loss     October     Appreciation      Temporary
                                    Income        Capital Gains    Carryforwards    Losses     (Depreciation)    Differences    Total
                                     (000)            (000)            (000)         (000)          (000)           (000)       (000)
_________________________________________________________________________________________________________________________________________

Advantage Growth Fund               $     -            $  -         $    (9,743)   $ (5,196)      $ (6,125)          $-      $   (21,064)
Analytic U.S. Long/Short Fund           344               -             (34,450)    (50,845)       (36,895)           -         (121,846)
Barrow Hanley Value Fund                977               -              (2,586)     (1,825)       (61,389)           -          (64,823)
Columbus Circle Technology
   and Communications Fund            1,623               -          (2,375,196)    (24,800)         6,861            -       (2,391,512)
Discover Value Fund                      23               -              (3,533)     (7,122)        (7,189)           -          (17,821)
Focused Fund                            256               -             (90,921)     (8,882)        (9,463)           -         (109,010)
Growth Fund                          24,046               -          (1,170,778)    (53,871)       (53,379)           -       (1,253,982)
Heitman REIT Fund*                        1               -              (6,872)    (11,159)        (1,781)           -          (19,811)
Large Cap Growth Fund                   164               -            (330,430)    (24,007)       (22,247)           -         (376,520)
Strategic Small Company Fund              1               -            (280,482)     (6,760)       (11,587)           -         (298,828)
TS&W Mid-Cap Value Fund                 106               -             (41,559)    (32,282)       (15,165)           -          (88,900)
TS&W Small Cap Value Fund                12               -             (13,340)     (6,936)        (5,382)           -          (25,646)
Barrow Hanley Core Bond Fund          1,026             229                   -           -         (1,392)           -             (137)
Cash Reserves Fund                        -               -                  (2)          -              -            -               (2)
Dwight High Yield Fund                    -               -                (502)        (14)        (2,807)           -           (3,323)
Dwight Intermediate
   Fixed Income Fund                    417               -                   -        (133)        (1,075)           -             (791)
Dwight Short Term
   Fixed Income Fund                      5               -              (1,222)     (1,492)        (3,977)           -           (6,686)
_________________________________________________________________________________________________________________________________________

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2008 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through March 31, 2009 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

As of March 31, 2009, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

Fund                                2010          2011         2012         2013         2014        2015        2016        2017         Total
__________________________________________________________________________________________________________________________________________________

Advantage Growth Fund            $        -     $      -     $      -     $      -     $      -     $    -     $      -     $ 9,743     $    9,743
Analytic U.S. Long/Short Fund             -       10,565            -            -            -          -        4,227      19,658         34,450
Barrow Hanley Value Fund                  -            -            -            -            -          -            -       2,586          2,586
Columbus Circle Technology
   Communications Fund            1,941,003      425,950            -            -            -          -            -       8,243      2,375,196
Discover Value Fund                       -            -            -            -            -          -            -       3,533          3,533
Focused Fund                         73,272            -            -            -            -          -            -      17,649         90,921
Growth Fund                               -            -            -      841,900      312,740          -            -      16,138      1,170,778
Heitman REIT*                             -            -            -            -            -          -        6,872           -          6,872
Large Cap Growth Fund                 6,735      180,999      105,397            -            -          -       20,211      17,088        330,430
Strategic Small Company Fund              -            -            -            -            -          -      275,941       4,541        280,482
TS&W Mid-Cap Value Fund                   -            -            -            -            -          -       37,561       3,998         41,559
TS&W Small Cap Value Fund             1,302            -            -            -            -          -        7,298       4,740         13,340
Cash Reserves Fund                        2            -            -            -            -          -            -           -              2
Dwight High Yield Fund                    -            -            -            -            -          -            -         502            502
Dwight Short Term
   Fixed Income Fund                      -            -            -            -            -      1,222            -           -          1,222
__________________________________________________________________________________________________________________________________________________

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2008 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 170

During the year ended March 31, 2009, the following Funds utilized capital loss carryforwards to offset realized capital gains
(000):

Fund
________________________________________________________________________________

Cash Reserves Fund                                                        $    2
Dwight Short Term Fixed Income Fund                                        1,845
________________________________________________________________________________

Of the capital loss carryforwards attributable to the Focused Fund, Large Cap Growth Fund, Strategic Small Company Fund, TS&W
Mid-Cap Value Fund and TS&W Small Cap Value Fund, the following amounts may be limited as a result of the reorganizations described in Note 1 and to the extent unrealized gains and losses that existed at the time of the reorganization are realized, the capital loss carryforwards may be further limited for up to five years from the date of the reorganization (000):

                                                                                          Amounts                   Amounts
                                                                                     limited annually          limited annually
                                                         Total Capital Loss               due to                    due to
                                                            Carryforwards                03/27/09                  04/25/08
                                                             at 03/31/09              reorganization            reorganization
____________________________________________________________________________________________________________________________________

Focused Fund                                                  $ 90,921                   $     -                    $    -
Large Cap Growth Fund                                          330,430                    20,211                     6,735
Strategic Small Company Fund                                   280,482                     4,541                         -
TS&W Mid-Cap Value Fund                                         41,559                     4,078                         -
TS&W Small Cap Value Fund                                       13,340                     8,599                         -
____________________________________________________________________________________________________________________________________

The federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short, futures contracts and written options contracts, held by each Fund excluding the Cash Reserves Fund, at March 31, 2009, were as follows:

                                                                                                                       Net
                                                                                                                   Unrealized
                                                               Federal Tax      Unrealized       Unrealized       Appreciation/
                                                                  Cost         Appreciation     Depreciation     (Depreciation)
Fund                                                              (000)           (000)            (000)             (000)
____________________________________________________________________________________________________________________________________

Advantage Growth Fund                                           $ 31,901          $ 1,044        $ (7,169)          $ (6,125)
Analytic U.S. Long/Short Fund                                    263,053            5,858         (50,901)           (45,043)
Barrow Hanley Value Fund                                         176,446            3,141         (64,530)           (61,389)
Columbus Circle Technology and Communications Fund                88,617           11,406          (4,545)             6,861
Discover Value Fund                                               31,055            1,181          (8,370)            (7,189)
Focused Fund                                                      70,613              532          (9,995)            (9,463)
Growth Fund                                                      330,328           15,198         (68,577)           (53,379)
Heitman REIT Fund*                                                46,209            5,747          (7,528)            (1,781)
Large Cap Growth Fund                                            163,676            9,141         (31,388)           (22,247)
Strategic Small Company Fund                                     102,642            1,909         (13,496)           (11,587)
TS&W Mid-Cap Value Fund                                          137,432            1,893         (17,058)           (15,165)
TS&W Small Cap Value Fund                                         66,092            2,708          (8,090)            (5,382)
Barrow Hanley Core Bond Fund                                      44,210            1,004          (2,396)            (1,392)
Dwight High Yield Fund                                            11,806              223          (3,030)            (2,807)
Dwight Fixed Intermediate Income Fund                             76,026            1,580          (2,655)            (1,075)
Dwight Short Term Fixed Income Fund                              192,084            1,730          (5,707)            (3,977)
____________________________________________________________________________________________________________________________________

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2008 tax reporting year.

                                                                 171

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF MARCH 31, 2009

7. CONCENTRATIONS/RISKS
____________________________________________________________________________________________________________________________________

The Cash Reserves Fund invests in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed by Wellington to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain Funds invest a high percentage of their assets in specific sectors of the market, including technology and real estate. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, the Heitman REIT Fund and Columbus Circle Technology and Communications Fund are concentrated, which means they may invest 25% or more of their net assets in specific industries.

There are risks associated with selling short, including the risk that a Fund engaged in short sales may have to cover its short positions at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.

The Dwight High Yield Fund invests in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

Certain funds may invest in mortgage related or other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each
Fund. However, based on experience, the Funds expect the risk of loss to be remote.

8. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Board of Trustees of each of the Trust and Old Mutual Funds I (together, the "Trusts"), on behalf of certain series portfolios of the Trusts (for the purposes of this Note 8, the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the year ended March 31, 2009.

9. LITIGATION
____________________________________________________________________________________________________________________________________

In June 2004, Pilgrim Baxter & Associates, Ltd. ("PBA", now known as Liberty Ridge), reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG
settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information
("SAI") are not met by a series portfolio of the PHBG Funds (now known as Old Mutual Funds II) then in existence, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the advisory or management services it provides to that Fund.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL
Court"), PBHG Funds, PBA, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class
Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil
Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, PBA and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI.
Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL
1586).

                                                                 172

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i)
violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment adviser, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against PBA. PBHG Funds was not named in the
Order. In the Order, the WV Securities Division alleged that PBA permitted short-term trading in excess of the PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the PBHG Funds. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code §§ 32-1-101, et seq.) and is seeking that PBA cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, the Adviser does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolios. However, neither Liberty Ridge nor the Adviser is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Funds.

10. EXPENSES BORNE BY ADVISER
____________________________________________________________________________________________________________________________________

Legal, printing and/or compliance audit expenses relating to the SEC and NYAG examinations and the Civil Litigation described above in Note 9 were incurred and the Adviser and/or Liberty Ridge has paid these expenses on behalf of the Trust. Had the Adviser and/or
Liberty Ridge not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2009, 2008, 2007, 2006 and 2005.

11. NEW ACCOUNTING PRONOUNCEMENTS
____________________________________________________________________________________________________________________________________

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and
Hedging Activities ("SFAS 161"), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of SFAS 161 may have on the Funds' financial statement disclosures.

                                                                173

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets, and of cash flows for the Old Mutual Analytic U.S. Long/Short Fund and the
financial highlights present fairly, in all material respects, the financial position of Old Mutual Advantage Growth Fund, Old
Mutual Analytic U.S. Long/Short Fund, Old Mutual Discover Value Fund, Old Mutual Barrow Hanley Value Fund, Old Mutual Columbus
Circle Technology and Communications Fund, Old Mutual Focused Fund, Old Mutual Growth Fund, Old Mutual Heitman REIT Fund, Old Mutual
Large Cap Growth Fund, Old Mutual Strategic Small Company Fund, Old Mutual TS&W Small Cap Value Fund, Old Mutual TS&W Mid-Cap Value
Fund, Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Cash Reserves Fund, Old Mutual Dwight High Yield Fund, Old Mutual Dwight
Intermediate Fixed Income Fund, and Old Mutual Dwight Short Term Fixed Income Fund (constituting Old Mutual Funds II, hereafter referred to as the "Funds") at March 31, 2009 and the results of each of their operations, the changes in each of their net assets, and of the cash flows for the Old Mutual Analytic U.S. Long/Short Fund and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those
standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

May 19, 2009

                                                                174

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a March 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year March
31, 2009, each fund is designating the following items or those amounts determined necessary with regard to distributions paid during the year.

                                                                                Qualifying
                                                                               For Corporate                                         Qualified
                                                                  Long Term      Dividends     Qualifying      U.S.       Qualified  Short Term
                                                                 Capital Gain    Receivable     Dividend    Government    Interest    Capital
Fund                                                             Distribution* Deductionv (1)   Income (2) Interest (3)   Income (4)  Gain (5)
________________________________________________________________________________________________________________________________________________

Old Mutual Advantage Growth Fund ...............................  $2,167,598        0.00%          0.00%       0.00%        0.00%       0.00%
Old Mutual Analytic U.S. Long/Short Fund .......................           -      100.00%        100.00%       0.81%        0.00%       0.00%
Old Mutual Barrow Hanley Value Fund ............................           -      100.00%        100.00%       0.00%        0.00%       0.00%
Old Mutual Columbus Circle Technology and Communications Fund ..           -        0.00%          0.00%       0.00%        0.00%       0.00%
Old Mutual Discover Value Fund .................................           -      100.00%        100.00%       0.00%        0.00%       0.00%
Old Mutual Focused Fund ........................................     284,795       86.58%         86.88%       0.00%        0.00%       0.00%
Old Mutual Growth Fund .........................................           -        0.00%          0.00%       0.00%        0.00%       0.00%
Old Mutual Heitman REIT Fund ...................................           -        0.00%          0.00%       0.00%        2.23%       0.00%
Old Mutual Large Cap Growth Fund ...............................           -        0.00%          0.00%       0.00%        0.00%       0.00%
Old Mutual Strategic Small Company Fund ........................           -        0.00%          0.00%       0.00%        0.00%       0.00%
Old Mutual TS&W Mid-Cap Value Fund .............................           -      100.00%        100.00%       0.00%        0.00%       0.00%
Old Mutual TS&W Small Cap Value Fund ...........................   4,325,022      100.00%        100.00%       0.00%        0.00%       0.00%
Old Mutual Barrow Hanley Core Bond Fund ........................     202,822        0.00%          0.00%      53.18%      100.00%     100.00%
Old Mutual Cash Reserves Fund ..................................           -        0.00%          0.00%      41.04%      100.00%       0.00%
Old Mutual Dwight High Yield Fund ..............................           -        0.00%          0.00%       0.00%       97.56%       0.00%
Old Mutual Dwight Intermediate Fixed Income Fund. ..............     545,086        0.00%          0.00%      46.34%      100.00%      52.35%
Old Mutual Dwight Short Term Fixed Income Fund .................           -        0.00%          0.00%      14.10%      100.00%       0.00%
________________________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________________________

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief
    Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the Funds in the table to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs
    Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

*   These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

                                                                175

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling 888-772-2888 toll-free; (ii) on the Trust's website at oldmutualfunds.com; and (iii) on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008 is available (i) without charge, upon request, by calling 888-772-2888 toll free; (ii) on the Trust's website at oldmutualfunds.com;
and (iii) on the SEC's website at http://www.sec.gov.

Old Mutual Funds II Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free.

                                                                176

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - March 31, 2009

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. The Funds may charge transaction fees, including sales charges (loads) on purchase payments; redemption fees; and exchange fees. The Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2009.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, administration, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Annualized    Expenses                                                              Annualized    Expenses
                                Beginning      Ending      Expense       Paid                                       Beginning     Ending       Expense       Paid
                                 Account       Account  Ratio for the   During                                       Account      Account   Ratio for the   During
                                  Value         Value     Six Month    Six Month                                      Value        Value      Six Month    Six Month
                                 10/1/08       3/31/09     Period       Period*                                      10/1/08      3/31/09      Period       Period*
________________________________________________________________________________    ________________________________________________________________________________

Old Mutual Advantage Growth Fund - Institutional Class                              Old Mutual Barrow Hanley Value Fund - Class C
________________________________________________________________________________    ________________________________________________________________________________

   Actual Fund Return           $1,000.00     $ 997.47      1.00%       $ 4.98         Actual Fund Return           $1,000.00     $ 996.87      2.10%       $10.45
   Hypothetical 5% Return        1,000.00     1,024.81      1.00          5.05         Hypothetical 5% Return        1,000.00     1,024.76      2.10         10.60
________________________________________________________________________________    ________________________________________________________________________________

Old Mutual Analytic U.S. Long/Short Fund - Class A                                  Old Mutual Barrow Hanley Value Fund - Class Z
________________________________________________________________________________    ________________________________________________________________________________

   Actual Fund Return            1,000.00       996.94      2.15         10.70         Actual Fund Return            1,000.00       689.20      1.10          4.63
   Hypothetical 5% Return        1,000.00     1,024.76      2.15         10.85         Hypothetical 5% Return        1,000.00     1,019.39      1.10          5.54
________________________________________________________________________________    ________________________________________________________________________________

Old Mutual Analytic U.S. Long/Short Fund - Class C                                  Old Mutual Barrow Hanley Value Fund - Institutional Class
________________________________________________________________________________    ________________________________________________________________________________

   Actual Fund Return            1,000.00       996.92      2.89         14.39         Actual Fund Return            1,000.00       996.92      0.90          4.48
   Hypothetical 5% Return        1,000.00     1,024.72      2.89         14.59         Hypothetical 5% Return        1,000.00     1,024.82      0.90          4.54
________________________________________________________________________________    ________________________________________________________________________________

Old Mutual Analytic U.S. Long/Short Fund - Class Z                                  Old Mutual Columbus Circle Technology and Communications Fund - Class A
________________________________________________________________________________    ________________________________________________________________________________

   Actual Fund Return            1,000.00       694.70      1.95          8.24         Actual Fund Return            1,000.00       998.19      1.70          8.47
   Hypothetical 5% Return        1,000.00     1,015.17      1.95          9.80         Hypothetical 5% Return        1,000.00     1,024.78      1.70          8.58
________________________________________________________________________________    ________________________________________________________________________________

Old Mutual Analytic U.S. Long/Short Fund - Institutional Class                      Old Mutual Columbus Circle Technology and Communications Fund - Class C
________________________________________________________________________________    ________________________________________________________________________________

   Actual Fund Return            1,000.00       996.96      1.70          8.46         Actual Fund Return            1,000.00       998.15      2.45         12.21
   Hypothetical 5% Return        1,000.00     1,024.78      1.70          8.58         Hypothetical 5% Return        1,000.00     1,024.74      2.45         12.37
________________________________________________________________________________    ________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Class A                                       Old Mutual Columbus Circle Technology and Communications Fund - Class Z
________________________________________________________________________________    ________________________________________________________________________________

   Actual Fund Return            1,000.00       996.90      1.35          6.72         Actual Fund Return            1,000.00       819.40      1.45          6.58
   Hypothetical 5% Return        1,000.00     1,024.80      1.35          6.81         Hypothetical 5% Return        1,000.00     1,017.65      1.45          7.29
________________________________________________________________________________    ________________________________________________________________________________

                                                                 177

FUND EXPENSES EXAMPLE (Unaudited) - concluded

                                                            Annualized    Expenses                                                                 Annualized    Expenses
                                   Beginning      Ending      Expense       Paid                                          Beginning      Ending      Expense       Paid
                                    Account       Account  Ratio for the   During                                          Account       Account  Ratio for the   During
                                     Value         Value     Six Month    Six Month                                         Value         Value     Six Month    Six Month
                                    10/1/08       3/31/09     Period       Period*                                         10/1/08       3/31/09     Period       Period*
___________________________________________________________________________________    ___________________________________________________________________________________

Old Mutual Columbus Circle Technology and Communications Fund - Institutional Class    Old Mutual Large Cap Growth Fund - Class C
___________________________________________________________________________________    ___________________________________________________________________________________

   Actual Fund Return              $1,000.00    $  998.20      1.20%      $ 5.98          Actual Fund Return              $1,000.00    $  997.12      2.25%      $11.20
   Hypothetical 5% Return           1,000.00     1,024.80      1.20         6.06          Hypothetical 5% Return           1,000.00     1,024.75      2.25        11.36
___________________________________________________________________________________    ___________________________________________________________________________________

Old Mutual Discover Value Fund - Institutional Class                                   Old Mutual Large Cap Growth Fund - Class Z
___________________________________________________________________________________    ___________________________________________________________________________________

   Actual Fund Return               1,000.00       995.90      1.17         5.82          Actual Fund Return               1,000.00       715.30      1.25        5.35
   Hypothetical 5% Return           1,000.00     1,024.81      1.17         5.91          Hypothetical 5% Return           1,000.00     1,018.65      1.25        6.29
___________________________________________________________________________________    ___________________________________________________________________________________

Old Mutual Focused Fund - Class A                                                      Old Mutual Large Cap Growth Fund - Institutional Class
___________________________________________________________________________________    ___________________________________________________________________________________

   Actual Fund Return               1,000.00       997.51      1.29         6.42          Actual Fund Return               1,000.00       997.17      0.95        4.73
   Hypothetical 5% Return           1,000.00     1,024.80      1.29         6.51          Hypothetical 5% Return           1,000.00     1,024.82      0.95        4.80
___________________________________________________________________________________    ___________________________________________________________________________________

Old Mutual Focused Fund - Class C                                                      Old Mutual Strategic Small Company Fund - Class A
___________________________________________________________________________________    ___________________________________________________________________________________

   Actual Fund Return               1,000.00       997.48      2.07        10.31          Actual Fund Return               1,000.00       996.99      0.99         4.93
   Hypothetical 5% Return           1,000.00     1,024.76      2.07        10.45          Hypothetical 5% Return           1,000.00     1,024.81      0.99         5.00
___________________________________________________________________________________    ___________________________________________________________________________________

Old Mutual Focused Fund - Class Z                                                      Old Mutual Strategic Small Company Fund - Class C
___________________________________________________________________________________    ___________________________________________________________________________________

   Actual Fund Return               1,000.00       751.40      1.07        4.67           Actual Fund Return               1,000.00       996.97      1.65         8.21
   Hypothetical 5% Return           1,000.00     1,019.54      1.07        5.39           Hypothetical 5% Return           1,000.00     1,024.78      1.65         8.33
___________________________________________________________________________________    ___________________________________________________________________________________

Old Mutual Focused Fund - Institutional Class                                          Old Mutual Strategic Small Company Fund - Class Z
___________________________________________________________________________________    ___________________________________________________________________________________

   Actual Fund Return               1,000.00       997.53      0.59         2.94          Actual Fund Return               1,000.00       699.20      0.78         3.30
   Hypothetical 5% Return           1,000.00     1,024.83      0.59         2.98          Hypothetical 5% Return           1,000.00     1,020.98      0.78         3.93
___________________________________________________________________________________    ___________________________________________________________________________________

Old Mutual Growth Fund - Class A                                                       Old Mutual Strategic Small Company Fund - Institutional Class
___________________________________________________________________________________    ___________________________________________________________________________________

   Actual Fund Return               1,000.00       997.58      1.35         6.72          Actual Fund Return               1,000.00       996.99      1.05         5.23
   Hypothetical 5% Return           1,000.00     1,024.80      1.35         6.81          Hypothetical 5% Return           1,000.00     1,024.81      1.05         5.30
___________________________________________________________________________________    ___________________________________________________________________________________

Old Mutual Growth Fund - Class C                                                       Old Mutual TS&W Mid-Cap Value Fund - Class A
___________________________________________________________________________________    ___________________________________________________________________________________

   Actual Fund Return               1,000.00       997.55      2.10        10.46          Actual Fund Return               1,000.00       997.22      1.40         6.97
   Hypothetical 5% Return           1,000.00     1,024.76      2.10        10.60          Hypothetical 5% Return           1,000.00     1,024.79      1.40         7.07
___________________________________________________________________________________    ___________________________________________________________________________________

Old Mutual Growth Fund - Class Z                                                       Old Mutual TS&W Mid-Cap Value Fund - Class C
___________________________________________________________________________________    ___________________________________________________________________________________

   Actual Fund Return               1,000.00       758.80      1.10         4.82          Actual Fund Return               1,000.00       997.18      2.15        10.71
   Hypothetical 5% Return           1,000.00     1,019.39      1.10         5.54          Hypothetical 5% Return           1,000.00     1,024.76      2.15        10.85
___________________________________________________________________________________    ___________________________________________________________________________________

Old Mutual Growth Fund - Institutional Class                                           Old Mutual TS&W Mid-Cap Value Fund - Class Z
___________________________________________________________________________________    ___________________________________________________________________________________

   Actual Fund Return               1,000.00       997.59      0.95         4.73          Actual Fund Return               1,000.00       828.80      1.12         3.14**
   Hypothetical 5% Return           1,000.00     1,024.82      0.95         4.80          Hypothetical 5% Return           1,000.00     1,019.29      1.12         5.64
___________________________________________________________________________________    ___________________________________________________________________________________

Old Mutual Heitman REIT Fund - Class A                                                 Old Mutual TS&W Mid-Cap Value Fund - Institutional Class
___________________________________________________________________________________    ___________________________________________________________________________________

   Actual Fund Return               1,000.00       994.09      1.19         5.92          Actual Fund Return               1,000.00       997.23      1.00         4.98
   Hypothetical 5% Return           1,000.00     1,024.80      1.19         6.01          Hypothetical 5% Return           1,000.00     1,024.81      1.00         5.05
___________________________________________________________________________________    ___________________________________________________________________________________

Old Mutual Heitman REIT Fund - Class C                                                 Old Mutual TS&W Small Cap Value Fund - Class A
___________________________________________________________________________________    ___________________________________________________________________________________

   Actual Fund Return               1,000.00       994.08      1.93         9.60          Actual Fund Return               1,000.00       996.60      1.50         7.47
   Hypothetical 5% Return           1,000.00     1,024.77      1.93         9.74          Hypothetical 5% Return           1,000.00     1,024.79      1.50         7.57
___________________________________________________________________________________    ___________________________________________________________________________________

Old Mutual Heitman REIT Fund - Class Z                                                 Old Mutual TS&W Small Cap Value Fund - Class C
___________________________________________________________________________________    ___________________________________________________________________________________

   Actual Fund Return               1,000.00       410.60      0.68         2.39          Actual Fund Return               1,000.00       996.58      1.77         8.81
   Hypothetical 5% Return           1,000.00       686.72      0.68         3.43          Hypothetical 5% Return           1,000.00     1,024.77      1.77         8.94
___________________________________________________________________________________    ___________________________________________________________________________________

Old Mutual Heitman REIT Fund - Institutional Class                                     Old Mutual TS&W Small Cap Value Fund - Class Z
___________________________________________________________________________________    ___________________________________________________________________________________

   Actual Fund Return               1,000.00       994.11      0.64         3.18          Actual Fund Return               1,000.00       660.30      1.14         4.72
   Hypothetical 5% Return           1,000.00     1,024.83      0.64         3.23          Hypothetical 5% Return           1,000.00     1,019.19      1.14         5.74
___________________________________________________________________________________    ___________________________________________________________________________________

Old Mutual Large Cap Growth Fund - Class A                                             Old Mutual TS&W Small Cap Value Fund - Institutional Class
___________________________________________________________________________________    ___________________________________________________________________________________

   Actual Fund Return               1,000.00       997.15      1.50         7.47          Actual Fund Return               1,000.00       997.22      1.09         3.34**
   Hypothetical 5% Return           1,000.00     1,024.79      1.50         7.57          Hypothetical 5% Return           1,000.00     1,024.81      1.09         5.50
___________________________________________________________________________________    ___________________________________________________________________________________

                                                                178

                                                    Annualized    Expenses
                             Beginning    Ending      Expense       Paid
                              Account     Account  Ratio for the   During
                               Value       Value     Six Month    Six Month
                              10/1/08     3/31/09     Period       Period*
____________________________________________________________________________

Old Mutual Barrow Hanley Core Bond Fund - Institutional Class
____________________________________________________________________________

   Actual Fund Return       $1,000.00   $1,000.59        0.70%        $3.49
   Hypothetical 5% Return    1,000.00    1,024.83        0.70          3.53
____________________________________________________________________________

Old Mutual Cash Reserves Fund - Class A
____________________________________________________________________________

   Actual Fund Return        1,000.00    1,000.04        0.90          4.49
   Hypothetical 5% Return    1,000.00    1,024.82        0.90          4.54
____________________________________________________________________________

Old Mutual Cash Reserves Fund - Class C
____________________________________________________________________________

   Actual Fund Return        1,000.00    1,000.02        1.42          7.08
   Hypothetical 5% Return    1,000.00    1,024.79        1.42          7.17
____________________________________________________________________________

Old Mutual Cash Reserves Fund - Class Z
____________________________________________________________________________

   Actual Fund Return        1,000.00    1,005.30        0.70          3.50
   Hypothetical 5% Return    1,000.00    1,021.38        0.70          3.53
____________________________________________________________________________

Old Mutual Cash Reserves Fund - Institutional Class
____________________________________________________________________________

   Actual Fund Return        1,000.00    1,000.07        0.35          1.75
   Hypothetical 5% Return    1,000.00    1,024.85        0.35          1.77
____________________________________________________________________________

Old Mutual Dwight High Yield Fund - Institutional Class
____________________________________________________________________________

   Actual Fund Return        1,000.00      999.44        0.80          3.99
   Hypothetical 5% Return    1,000.00    1,024.82        0.80          4.04
____________________________________________________________________________

Old Mutual Dwight Intermediate Fixed Income Fund - Class A
____________________________________________________________________________

   Actual Fund Return        1,000.00    1,000.47        0.83          4.14
   Hypothetical 5% Return    1,000.00    1,024.82        0.83          4.19
____________________________________________________________________________

Old Mutual Dwight Intermediate Fixed Income Fund - Class C
____________________________________________________________________________

   Actual Fund Return        1,000.00    1,000.43        1.58          7.88
   Hypothetical 5% Return    1,000.00    1,024.78        1.58          7.98
____________________________________________________________________________

Old Mutual Dwight Intermediate Fixed Income Fund - Class Z
____________________________________________________________________________

   Actual Fund Return        1,000.00    1,047.80        0.51          2.60
   Hypothetical 5% Return    1,000.00    1,022.33        0.51          2.57
____________________________________________________________________________

Old Mutual Dwight Intermediate Fixed Income Fund - Institutional Class
____________________________________________________________________________

   Actual Fund Return        1,000.00    1,000.49        0.50          2.49
   Hypothetical 5% Return    1,000.00    1,024.84        0.50          2.52
____________________________________________________________________________

Old Mutual Dwight Short Term Fixed Income Fund - Class A
____________________________________________________________________________

   Actual Fund Return        1,000.00    1,000.09        0.95          4.74
   Hypothetical 5% Return    1,000.00    1,024.82        0.95          4.80
____________________________________________________________________________

Old Mutual Dwight Short Term Fixed Income Fund - Class C
____________________________________________________________________________

   Actual Fund Return        1,000.00    1,000.06        1.45          7.23
   Hypothetical 5% Return    1,000.00    1,024.79        1.45          7.32
____________________________________________________________________________

Old Mutual Dwight Short Term Fixed Income Fund - Class Z
____________________________________________________________________________

   Actual Fund Return        1,000.00    1,010.70        0.70          3.51
   Hypothetical 5% Return    1,000.00    1,021.38        0.70          3.53
____________________________________________________________________________

Old Mutual Dwight Short Term Fixed Income Fund - Institutional Class
____________________________________________________________________________

   Actual Fund Return        1,000.00    1,000.12        0.55          2.74
   Hypothetical 5% Return    1,000.00    1,024.84        0.55          2.78
____________________________________________________________________________

*  Unless otherwise noted, expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by
   182/365 days (to reflect the one-half year period).

** Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 112/365 days (to reflect the period since commencement of operations).

                                                                 179

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST
As of March 31, 2009 (Unaudited)

Trustees

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Trustees, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee also serves as a Trustee for Old Mutual Funds III and Mr. Bartholdson also serves as a Trustee for
Old Mutual Funds I, other registered investment companies managed by the Adviser. Unless otherwise noted, all Trustees and Officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. The Trust's Statement of
Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
888-772-2888 toll-free.

________________________________________________________________________________________________________________________________________________________________________

INDEPENDENT TRUSTEES
________________________________________________________________________________________________________________________________________________________________________

                                                                                                     Number of Portfolios
                                          Term of Office*                                          in the Old Mutual Fund
                        Position Held      and Length of          Principal Occupation(s)          Family Complex Overseen                 Other Directorships
Name and Age            with the Trust      Time Served             During Past 5 Years                   by Trustee                        Held by Trustee^
________________________________________________________________________________________________________________________________________________________________________

Leigh A. Wilson             Chairman        Since 2005     Chief Executive Officer, New Century                30                 Caledonia Mining Corporation;
(Age: 64)                                                  Living, Inc. (older adult housing)                                     Old Mutual Funds III (13 portfolios);
                                                           since 1992. Director, Chimney Rock                                     The Victory Portfolios; The Victory
                                                           Winery LLC, 2000 - 2004, and                                           Institutional Funds; and The Victory
                                                           Chimney Rock Winery Corp (winery),                                     Variable Insurance Funds.
                                                           1985 - 2004.
________________________________________________________________________________________________________________________________________________________________________

John R. Bartholdson         Trustee         Since 1995     Retired. Chief Financial Officer, The               42                 Old Mutual Funds I (12 portfolios);
(Age: 64)                                                  Triumph Group, Inc. (manufacturing),                                   Old Mutual Funds III (13 portfolios);
                                                           1992 - 2007.                                                           ING Clarion Real Estate Income
                                                                                                                                  Fund; and ING Clarion Real Estate
                                                                                                                                  Income Fund.
________________________________________________________________________________________________________________________________________________________________________

Jettie M. Edwards           Trustee         Since 1995     Retired. Consultant, Syrus Associates               30                 Old Mutual Funds III (13 portfolios);
(Age: 62)                                                  (business and marketing consulting                                     EQ Advisors Trust; and AXA
                                                           firm), 1986 - 2002.                                                    Enterprise Funds Trust.
________________________________________________________________________________________________________________________________________________________________________

Albert A. Miller            Trustee         Since 1995     Retired. Advisor and Secretary, the                 30                 Old Mutual Funds III (13 portfolios).
(Age: 74)                                                  Underwoman Shoppes, Inc. (retail
                                                           clothing stores), 1980 - 2002. Senior
                                                           Vice President, Cherry & Webb, CWT
                                                           Specialty Stores, 1995 - 2000.
________________________________________________________________________________________________________________________________________________________________________

*  Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

________________________________________________________________________________________________________________________________________________________________________

INTERESTED TRUSTEE
________________________________________________________________________________________________________________________________________________________________________

                                                                                                     Number of Portfolios
                                         Term of Office*                                           in the Old Mutual Fund
                        Position Held     and Length of           Principal Occupation(s)          Family Complex Overseen                 Other Directorships
Name and Age            with the Trust    Time Served               During Past 5 Years                   by Trustee                        Held by Trustee^
________________________________________________________________________________________________________________________________________________________________________

Thomas M. Turpin**   Interested Trustee     Since 2007     Interim Chief Executive Officer                     30                 Old Mutual Funds III (13 portfolios).
(Age: 48)                                                  (April 2008 - present) and Chief
                                                           Operating Officer (2002 - April 2008),
                                                           Old Mutual US Holdings Inc. Chief
                                                           Executive Officer, Old Mutual Asset
                                                           Management, June 2008 - present.
________________________________________________________________________________________________________________________________________________________________________

*  Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.

** Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

                                                                180

Trust Officers

The Board elects the Officers of the Trust to actively supervise its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The
Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers. Certain Officers also serve as an officer in a similar capacity for Old Mutual Funds I and Old Mutual Funds III, other registered investment companies managed by the Adviser.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

______________________________________________________________________________________________________________________________________________________________________________

Officers
______________________________________________________________________________________________________________________________________________________________________________

                                                       Term of Office
                          Position(s) Held             and Length of                                      Principal Occupation(s)
Name and Age*              with the Trust              Time Served**                                      During Past Five Years
______________________________________________________________________________________________________________________________________________________________________________

Julian F. Sluyters    President and Principal       Since 2006                          Chief Executive Officer (June 2008 - present), President (October 2006 - present),
(Age: 48)             Executive Officer                                                 and Chief Operating Officer (October 2006 - June 2008), Old Mutual Capital, Inc.
                                                                                        President, Chief Financial Officer and Treasurer, Old Mutual Fund Services (October
                                                                                        2006 - present). President (November 2008 - present), Old Mutual Investment
                                                                                        Partners. President and Chief Executive Officer, Scudder family of funds, 2004 -
                                                                                        December 2005. Managing Director, UBS Global Asset Management, and President
                                                                                        and Chief Executive Officer, UBS Fund Services, 2001 - 2003.
______________________________________________________________________________________________________________________________________________________________________________

Edward J. Veilleux    Senior Vice President         Since 2005. Employed for            Senior Vice President, Old Mutual Insurance Series Fund, since 2005. Chief
(Age: 65)                                           an initial term of three years      Compliance Officer, The Victory Portfolios, since October 2005. President
                                                    and thereafter for successive       EJV Financial Services, LLC, since May 2002.
                                                    one year terms unless
                                                    terminated prior to the end
                                                    of the then current term.
______________________________________________________________________________________________________________________________________________________________________________

Andra C. Ozols        Vice President and            Since 2005                          Chief Administrative Officer (September 2009 - present), Senior Vice President,
(Age: 47)             Secretary                                                         Secretary, and General Counsel (July 2005 - present), Old Mutual Capital, Inc. and
                                                                                        Old Mutual Investment Partners. Senior Vice President, Secretary, and General Counsel
                                                                                        (July 2005 - present), Old Mutual Fund Services. Executive Vice President (2004 -
                                                                                        2005), General Counsel and Secretary (2002 - 2005), and Vice President (2002 -
                                                                                        2004), ICON Advisors, Inc. Director of ICON Management & Research Corporation,
                                                                                        2003 - 2005. Executive Vice President (2004 - 2005), General Counsel and Secretary
                                                                                        (2002 - 2005) and Vice President (2002 - 2004), ICON Distributors, Inc. Executive
                                                                                        Vice President and Secretary, ICON Insurance Agency, Inc. (2004 - 2005).
______________________________________________________________________________________________________________________________________________________________________________

Karen S. Proc         Assistant Secretary           Since 2005                          Vice President (December 2006 - present) and Associate General Counsel (October
(Age: 39)                                                                               2005 - present), Old Mutual Capital, Inc. Associate General Counsel, Founders
                                                                                        Asset Management LLC, 2002 - 2005.
______________________________________________________________________________________________________________________________________________________________________________

Kathryn L. Santoro    Assistant Secretary           Since 2007                          Vice President and Associate General Counsel (January 2009 - present) and
(Age: 34)                                                                               Associate Counsel (November 2005 - January 2009), Old Mutual Capital, Inc.
                                                                                        Associate Attorney, Hall & Evans, LLC, 2004 - 2005.
______________________________________________________________________________________________________________________________________________________________________________

James F. Lummanick    Vice President and            Since 2005                          Senior Vice President and Chief Compliance Officer (July 2005 - present),
(Age: 61)             Chief Compliance                                                  Old Mutual Capital, Inc., Old Mutual Investment Partners, and Old Mutual Fund
                      Officer                                                           Services. Chief Compliance Officer, Old Mutual Funds I (2005 - present) and Old
                                                                                        Mutual Funds III (2008 - present). Senior Vice President and Director of Compliance,
                                                                                        Calamos Advisors LLC, 2004 - 2005. Vice President and Chief Compliance Officer,
                                                                                        Invesco Funds Group, Inc. 1996 - 2004.
______________________________________________________________________________________________________________________________________________________________________________

Robert T. Kelly       Treasurer and Principal       Since 2006                          Vice President (June 2007 - present), Old Mutual Capital, Inc. and Vice President
(Age: 39)             Financial Officer                                                 (October 2006 - present), Old Mutual Fund Services. Vice President of Portfolio
                                                                                        Accounting, Founders Asset Management LLC, 2000 - February 2006.
______________________________________________________________________________________________________________________________________________________________________________

Robert D. Lujan       Assistant Treasurer           Since 2006                          Fund Services Manager (July 2006 - present), Old Mutual Fund Services. Fund
(Age: 42)                                                                               Accounting Supervisor, Janus Capital Group, 2003 - July 2006. Senior Fund
                                                                                        Accountant, Janus Capital Management L.L.C., 2001 - 2003.
______________________________________________________________________________________________________________________________________________________________________________

Kathryn A. Burns      Assistant Treasurer           Since 2006                          Assistant Vice President (January 2009 - present) and Regulatory Reporting
(Age: 32)                                                                               Manager (August 2006 - present), Old Mutual Fund Services. Manager (2004 -
                                                                                        July 2006) and Senior Associate (2001 - 2004), PricewaterhouseCoopers LLP.
______________________________________________________________________________________________________________________________________________________________________________

                                                                181

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

On November 13, 2008, the Board of Trustees ("Board" or "Trustees") of Old Mutual Funds II (the "Trust"), including all those who are not "interested persons" of the Trust, approved the continuance of investment management agreements (the "Management Agreement")
with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisers (each a
"Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") whose Sub-Advisory Agreements were scheduled to expire December 31, 2008, for a one year period ending December 31, 2009. Under the Management Agreement, OMCAP has
day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Fund" and together, the "Funds"). Portfolio management of the Funds is performed by the sub-advisers, subject to the oversight of OMCAP and the Board.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on November 13, 2008, the Board, represented by independent legal counsel, considered the reduction in the management fees paid by the Funds and the more significant management fee breakpoints instituted as part of the extensive restructuring of the Funds' portfolio management and expense structure in 2006 (the "2006 Restructuring"). In addition, the Board considered OMCAP's contractual agreement to limit the Funds'
expenses through July 31, 2009. In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Fund; the qualifications of the investment personnel at
OMCAP and each of the sub-advisers; the compliance programs of OMCAP and the sub-advisers; brokerage practices, including the extent the sub-advisers obtained research through "soft dollar" arrangements with the Funds' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structures for each Fund except the Old Mutual Advantage Growth
Fund, Old Mutual Discover Value Fund, Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield Fund (the "Excluded
Funds"). The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the sub-advisers
(the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund statistical service, on comparative mutual fund performance, advisory fees and expense levels.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Fund other than the Excluded Funds. These factors included:

     o The nature and quality of the services provided by OMCAP and the sub-advisers, including Fund performance

     o Management fees incurred by other mutual funds for like services

     o Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit

     o Profit margins of OMCAP and its affiliates and the sub-advisers from providing the services

     o Management fees charged by OMCAP and the sub-advisers to institutional and other clients

     o Possible economies of scale

The Senior Officer conducted due diligence in connection with his review, including the following:

     o Reviewed the materials submitted by OMCAP and the sub-advisers

     o Reviewed year to date through August 31, 2008 financial information presented by OMCAP and each of the sub-advisers

     o Prepared additional spreadsheets and analysis regarding the financial information

     o Visited the offices of OMCAP and selected sub-advisers during the course of the year to interview portfolio managers and administrative officers

     o Attended all of the Trust's regularly scheduled 2008 Board meetings either in-person or telephonically and listened to presentations from OMCAP and the sub-advisers

     o Reviewed performance information prepared by Lipper which compared the performance of each Fund with the performance of other funds in its investment category for the 12 month, 24 month and 32 month periods ending August 31, 2008

     o Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Fund with those of other funds in its Lipper peer universe for the 12 month period ending August 31, 2008

The Senior Officer recommended that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.

                                                                182

Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

     o Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administrative services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Funds for these services than would otherwise be available through separate advisory and administration agreements.

     o Management Fees - In reviewing management fees of the Funds, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee
       (the "Management Fee") for each of the Funds. The Board considered that the Management Fee for each Fund had been reduced as part of the 2006 Restructuring. The Board also considered the breakpoint schedule and expense limitation agreement (discussed below under Breakpoints for Management Fees, and under Funds Expenses) that were put in place as part of the 2006
       Restructuring, which resulted in the effective Management Fee for most Funds being reduced to a level at or below the median combined advisory and administrative fees paid by unaffiliated funds in a peer group selected by Lipper. The Board also considered a further management fee reduction proposed by OMCAP for the Old Mutual TS&W Small Cap Value Fund in connection with the reorganization of the Old Mutual Small Cap Fund which, if approved by shareholders, would take effect on or around
       March 6, 2009. The Board further considered the current Management Fee for each Fund as compared to Lipper data as of August
       31, 2008. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the sub-adviser(s) for each Fund pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Fund's Management Fee is contained in the "Advisory Agreements" section below.

     o Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been established to benefit the Funds as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

     o Fund Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006
       Restructuring, OMCAP had provided expense limitations for each Fund that capped expenses borne by the Funds and their shareholders. These expense limitations provided a meaningful reduction to several Funds' expense ratios and brought the total annual operating expense ratios of some Funds to levels at or near the median total expense ratios of unaffiliated funds in a peer group selected by Lipper. The Board also considered further expense reductions proposed by OMCAP for the Old
       Mutual Strategic Small Company Fund and the Old Mutual TS&W Small Cap Value Fund in connection with the reorganizations of the Old Mutual Developing Growth Fund and Old Mutual Small Cap Fund which, if approved by shareholders, would take effect on or around March 6, 2009. The Board further considered that OMCAP committed to extend the expense limitations negotiated in connection with the 2006 Reorganization through July 31, 2009, which otherwise would have expired December 31, 2008.

     o Performance - With respect to the sub-advisers, the Board considered the historical investment performance of each sub-adviser in managing the Funds and compared the sub-advisers' performance with that of unaffiliated funds in a peer group selected by Lipper. A more detailed discussion of each Fund's performance is contained in the "Advisory Agreements" section below.

     o Multi-Manager Structure - With respect to the Old Mutual Developing Growth, Growth, Large Cap Growth, Select Growth, Small
       Cap and Strategic Small Company Funds, the Board considered the effectiveness of the Funds' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Funds invest. The Board also considered the potential advantages of the multi-manager approach of these Funds in creating unique fund offerings that did not directly compete with existing investment products offered by the individual sub-advisers.

     o Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former investment advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance
       Undertakings represent additional protection to the Funds and their shareholders.

     o Benefits derived by OMCAP from its relationship with the Funds - The Board considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its subsidiaries, and the sub-advisers in connection with providing services to the Funds. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.

                                                                183

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory
Agreements for each Fund as well as a discussion of the investment performance of each Fund.

     Old Mutual Advantage Growth Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisers, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund.

     Performance - With respect to performance, the Trustees considered that the Fund's Institutional Class performance for the nine month period ending August 31, 2008 ranked it in the 99th percentile of the Fund's Lipper performance group. The Trustees noted
     that performance for the one year period ending August 31, 2008 was impacted by significant market volatility during the period and the performance of Provident Investment Counsel ("PIC"), a sub-adviser to the Fund.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.05%) was at the median of the fees OMCAP charged to equity funds of which it is the adviser. The Trustees noted that the Fund's contractual Management Fee was slightly higher than the median of the Fund's Lipper expense group, but that after OMCAP applied contractual fee waivers for the Fund's
     Institutional Class shares, the Management Fee was below the median of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 1.00% per year (exclusive of certain expenses such as dividends on short sales, brokerage commissions, distribution and service fees, and extraordinary expenses)
     for the Fund's Institutional Class shares. The Trustees also considered that the Fund's net total annual operating expenses for
     Institutional Class shares after waivers ranked in the 64th percentile of the Fund's Lipper expense group.

     Board Conclusions - The Board noted the Fund's weak relative short-term performance and that it would monitor the Fund in this regard. The Board also noted OMCAP's proposal to terminate the sub-advisory agreement with PIC effective December 1, 2008, and resulting reallocation of the Fund's assets managed by PIC to the Fund's other sub-adviser, Ashfield Capital Partners, LLC
     ("Ashfield"). The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, and the net Management Fee below the median of the Fund's Lipper expense group, the Management Fee was appropriate and the Management Agreement with OMCAP should be approved.

     Old Mutual Analytic U.S. Long/Short Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Analytic Investors, LLC ("Analytic"), the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees considered that the Fund's Class A share performance for the one year period ending August 31, 2008 ranked it in the 72nd percentile of the Fund's Lipper performance universe. The Trustees further considered that the Fund's Class A share performance for the two year period and the thirty-two month period ending August 31,
     2008 ranked it in the 38th percentile and 50th percentile of the Fund's Lipper performance universe, respectively. The Trustees noted that performance for the one year period ending August 31, 2008 was impacted by significant market volatility during the period.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.80% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees OMCAP charged to equity funds of which it is the adviser. The Trustees noted that the Fund's contractual Management Fee was the most competitive fee in its Lipper expense group and that after OMCAP applied contractual fee waivers for the Fund's Class A shares, the entire
     Management Fee was waived. In addition, the Trustees noted that after OMCAP applied contractual fee waivers for the Fund's
     Class Z shares, the Management Fee was the most competitive fee in its Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 1.35% per year (exclusive of certain expenses such as dividends on short sales, brokerage commissions, distribution and service fees, and extraordinary expenses)
     for the Fund's Class A shares with corresponding limitations for the Fund's other share classes. The Trustees also considered that the Fund's net total annual operating expenses for Class A shares after waivers ranked in the 33rd percentile of the
     Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's favorable long-term performance, the continuation of fee caps put in place at the beginning of 2006 and the competitive contractual Management Fee supported the continuation of the Management Agreement and Sub-Advisory Agreement with Analytic for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the contractual Management Fee levels below the median of the Fund's Lipper expense group, the zero net Management
     Fee after contractual fee waivers for the Fund's Class A shares and competitive net Management Fee for the Fund's Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory
     Agreement with Analytic should be approved.

                                                                184

     Old Mutual Barrow Hanley Value Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"), the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees noted that the Fund's Class A share performance for the one year, two year and thirty-two month periods ending August 31, 2008 ranked it in the 92nd percentile, 83rd percentile, and 99th percentile of the Fund's Lipper performance group, respectively. The Trustees considered, however, that the sub-adviser's ability to manage the Fund since assuming sub-advisory responsibility on January 1, 2006 was likely impacted by continued redemptions in the Fund. In addition, the Trustees considered that the Fund's significant exposure to the financials sector impacted Fund performance during the one-year period ending August 31, 2008.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.15%) was in the middle of the fees OMCAP charged to equity funds of which it is the adviser. The Trustees noted that in December 2006, the Fund's Management Fee was reduced from
     1.00% to 0.85% in connection with the introduction of two new share classes to the Fund. The Trustees also considered that the
     Fund's contractual Management Fee ranked it in the 83rd percentile of the Fund's Lipper expense group, but that after OMCAP applied contractual fee waivers for the Fund's Class A shares, the entire Management Fee was waived. In addition, the Trustees noted that after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the Management Fee ranked in the 1st percentile of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 1.35% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class A net total annual operating expenses after waivers was above the median of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's assets increased slightly in the past year and that OMCAP's decision to lower its gross management fees from 1% to 0.85% last year was helpful, but the Fund's performance over the past 12 months was discouraging. The Trustees noted that the Senior Officer's report recommends the renewal of the Management Agreement and Sub-Advisory Agreement with Barrow Hanley, and took under advisement the recommendation that this Fund warrants close attention because of its lagging performance.

     Board Conclusions - The Board noted the Fund's weak relative performance and that it would monitor the Fund in this regard. The
     Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the favorable historical performance of the Fund's sub-adviser, the favorable performance of the sub-adviser in managing other funds, the zero net Management Fee after contractual fee waivers for the Fund's Class A shares and competitive net Management Fee for the
     Fund's Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and
     Sub-Advisory Agreement with Barrow Hanley should be approved.

     Old Mutual Columbus Circle Technology and Communications Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Columbus Circle Investors ("Columbus Circle"), the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees considered the strong performance of the Fund's Class A shares, which ranked in the 33rd percentile, 8th percentile and 17th percentile of the Fund's Lipper performance group for the one year, two year and thirty-two month periods ending August 31, 2008, respectively.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser. The Trustees noted that the Fund's contractual Management Fee was above the median of the Fund's Lipper expense group, but that after OMCAP applied contractual fee waivers for the Fund's Class A shares, the entire Management Fee was waived. In addition, the Trustees noted that after OMCAP applied contractual fee waivers for the
     Fund's Class Z shares, the Management Fee ranked in the 17th percentile of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 1.70% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class A net total annual operating expenses after waivers was above the median of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the continuation of fee caps put in place at the beginning of 2006 and the Fund's positive relative performance supported the continuation of the Management
     Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

                                                                185

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the strong relative performance of the Fund since the sub-adviser assumed portfolio management responsibility on
     January 1, 2006, the zero net Management Fee after contractual fee waivers for the Fund's Class A shares and competitive net
     Management Fee for the Fund's Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management
     Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

     Old Mutual Developing Growth Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees considered the portfolio management services provided by Copper
     Rock Capital Partners, LLC ("Copper Rock"), the Fund's sub-adviser. The Trustees noted that effective November 12, 2007,
     Ashfield began managing a portion of the Fund's assets. The Trust's sub-advisory agreement with Ashfield has an initial term that extends through November 12, 2009 and, therefore, was not considered for renewal at the Board's meeting on November 13,
     2008. The Trustees also noted OMCAP's proposal to reorganize the Fund into the Old Mutual Strategic Small Company Fund which, if approved by shareholders, would take place on or around March 6, 2009.

     Performance - With respect to performance, the Trustees considered that the Fund's Class A share performance for the one year period ending August 31, 2008 ranked it in the 86th percentile of the Fund's Lipper performance group. The Trustees also considered that the Fund's Class A share performance for the two year and thirty-two month periods ending August 31, 2008 ranked it in the 50th percentile and 57th percentile of the Fund's Lipper performance group, respectively. The Trustees noted
     that performance for the one year period ending August 31, 2008 was impacted by significant market volatility during the period.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser. The Trustees considered, however, that the Fund's management fee was below the management fee charged by OMCAP to another registered investment company portfolio that had investment strategies substantially similar to the Fund's investment strategy. The Trustees also considered that the contractual Management Fee was below the median of the Fund's Lipper expense group and that after OMCAP applied contractual fee waivers for the Fund's Class A shares, the entire Management Fee was waived. In addition, the Trustees noted that after OMCAP applied contractual fee waivers for the
     Fund's Class Z shares, the Management Fee ranked in the 14th percentile of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 1.55% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class A net total annual operating expenses after waivers was above the median of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that, although OMCAP has proposed reorganizing the Fund into the Strategic Small Company Fund, OMCAP should consider reallocating assets among the sub-advisers or making changes, and that, pending resolution of this issue, the Management Agreement and Sub-Advisory Agreement with Copper
     Rock should be renewed.

     Board Conclusions - The Board noted the Fund's weak relative performance and that it would monitor the Fund in this regard. The
     Board also noted OMCAP's proposal to reorganize the Fund into the Old Mutual Strategic Small Company Fund on or around March 6,
     2009, if approved by shareholders. The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the competitive contractual Management Fee, and the zero net Management Fee after contractual fee waivers for the Fund's Class A shares and competitive net Management Fee for the Fund's Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

     Old Mutual Discover Value Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisers, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Barrow Hanley, Analytic and Thomson, Horstmann & Bryant, LLC ("THB"), each a sub-adviser to a portion ("sleeve") of the
     Fund's assets.

     Performance - With respect to performance, the Trustees considered that the Fund's Institutional Class performance for the nine month period ending August 31, 2008 ranked it in the 27th percentile of the Fund's Lipper performance group.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.05%) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser. The Trustees also considered that the contractual Management Fee and the net
     Management Fee charged by OMCAP after its fee waiver for Institutional Class shares were both above the median of the Fund's
     Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 1.17% per year (exclusive of certain expenses such as dividends on short sales, brokerage commissions, distribution and service fees, and extraordinary expenses)
     for the Fund's Institutional Class shares. The Trustees also considered that the Fund's net total annual operating expenses for
     Institutional Class shares after waivers ranked in the 73rd percentile of the Fund's Lipper expense group.

                                                                186

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, and the strong relative performance of the Fund during the nine month period ending September 30, 3008, the
     Management Fee Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with
     Barrow Hanley, Analytic and THB should be approved.

     Old Mutual Focused Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by
     Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong longer-term performance during the thirty-two month period ending August 31, 2008, but noted that the Fund's relative performance declined during the one year and two year periods ending August 31, 2008. Specifically, the Trustees considered that the Fund's Class A share performance ranked in the 1st percentile of the Fund's Lipper performance group for the thirty-two month period ending August 31, 2008 and in the
     55th percentile and 27th percentile of the Fund's Lipper performance group for the one year and two year periods ending August
     31, 2008, respectively.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees OMCAP charged to equity funds of which it is the adviser. The Trustees also considered that the contractual Management Fee was at the median of the Fund's Lipper expense group and that after OMCAP applied contractual fee waivers for the Fund's Class A shares, the entire
     Management Fee was waived. In addition, the Trustees noted that after OMCAP applied contractual fee waivers for the Fund's
     Class Z shares, the Management Fee ranked below the median of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 1.40% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class A net total annual operating expenses after waivers was at the median of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's improved relative performance since the reorganization, which has enhanced the Fund's favorable relative long-term performance, plus the continuation of fee caps put in place at the beginning of 2006, supported the continuation of the Management Agreement and
     Sub-Advisory Agreement with Liberty Ridge for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the strong relative performance of the Fund during the thirty-two month period ending August 31, 2008, the zero net
     Management Fee after contractual fee waivers for the Fund's Class A shares and competitive net Management Fees for the Fund's
     Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and
     Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Growth Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisers, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisers. The Trustees further considered the portfolio management services provided by Munder Capital Management ("Munder") and Turner Investment Partners, LLC ("Turner"), each a sub-adviser to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees noted that the Fund's Class A shares ranked in the 31st percentile of the Fund's Lipper performance group for the one year period ending August 31, 2008. The Trustees also noted that the Fund's
     Class A shares ranked in the 42nd percentile of the Fund's Lipper performance group for the two year period ending August 31,
     2008 and in the 33rd percentile of the Fund's Lipper performance group for the thirty-two month period ending August 31, 2008.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was above the median of the fees OMCAP charged to equity funds of which it is the adviser. The Trustees noted that the Fund benefitted from the fee breakpoint schedule and that as a result of the breakpoints, the actual management fee paid by the Fund for the fiscal year ending March 31, 2008 was
     0.807%. The Trustees also considered that after OMCAP applied contractual fee waivers for the Fund's Class A shares, the entire
     Management Fee was waived. In addition, the Trustees noted that after OMCAP applied contractual fee waivers for the Fund's
     Class Z shares, the Management Fee ranked in the 38th percentile of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 1.35% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class A net total annual operating expenses after waivers was above the median of the Fund's Lipper expense group.

                                                                187

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the continuation of fee caps put in place at the beginning of 2006 and the Fund's solid performance supported the continuation of the Management Agreement and
     Sub-Advisory Agreements with Munder and Turner for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the good relative performance of the Fund (in total), the good relative performance of the sub-advisers (with respect to their respective "sleeves"), the reduced net management fee after the application of breakpoints, the zero net Management
     Fee after contractual fee waivers for the Fund's Class A shares and competitive net Management Fee for the Fund's Class Z shares, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory
     Agreements with Turner and Munder should be approved.

     Old Mutual Heitman REIT Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Heitman Real Estate Securities, LLC ("Heitman"), the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees noted that the Fund's relative performance for the thirty-two month period ending August 31, 2008 was not strong, but considered the Fund's strong relative performance for the one year period ending August 31, 2008. The Trustees noted that performance for the Fund's Class A shares ranked in the 13th percentile and
     38th percentile of the Fund's Lipper performance group for the one year and two year periods ending August 31, 2008, respectively. However, the Trustees also noted that the Fund's Class A share performance for the thirty-two month period ending
     August 31, 2008 ranked in the 63rd percentile of the Fund's Lipper performance group.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser. However, the Trustees considered that the Fund's contractual Management Fee was at the median of the Fund's Lipper expense group and that after OMCAP applied contractual fee waivers for Class A and Class Z shares, the Fund's net Management Fee was less than the median of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 1.50% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class A net total annual operating expenses after waivers was above the median of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the continuation of fee caps put in place at the beginning of 2006 and the Fund's improved relative performance for the 12 month period ending August 31, 2008 supported the continuation of the Management Agreement and Sub-Advisory Agreement with Heitman for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the Fund's recent strong relative performance and the competitive net Management Fee, the Management Fee and
     Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Heitman should be approved.

     Old Mutual Large Cap Growth Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisers, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisers. The Trustees further considered the portfolio management services provided by Ashfield and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets.
     The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

     Performance - With respect to performance, the Trustees noted that the Fund's Class A shares ranked in the 50th percentile and
     46th percentile of the Fund's Lipper performance group for the two year and thirty-two month periods ending August 31, 2008, respectively. The Trustees also noted that the Fund's Class A shares ranked in the 86th percentile of the Fund's Lipper performance group for the one year period ending August 31, 2008. The Trustees noted that performance for the one year period ending August 31, 2008 was impacted by significant market volatility during the period.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees OMCAP charged to equity funds of which it is the adviser but was above the median of the Fund's Lipper expense group. The Trustees noted that after OMCAP applied contractual fee waivers for the Fund's Class A shares, the entire Management Fee was waived. In addition, the Trustees noted that after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the net Management Fee was the most competitive fee in the Fund's Lipper expense group.

                                                                188

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 1.50% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class A net total annual operating expenses after waivers was above the median of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that, despite the Fund's recent performance, the Fund's long term performance remains above the median for this category. The trustees notes that the Senior
     Officer's Report indicated that the positive contribution of Ashfield and the good long-term performance of Turner, as well as the continuation of fee caps put in place at the beginning of 2006 and competitive net Management Fees, supported the continuation of the Management Agreement and Sub-Advisory Agreements with Turner and Ashfield.

     Board Conclusions - The Board noted the Fund's weak short-term relative performance and that it would monitor the Fund in this regard. The Board concluded that in view of the level of services provided by OMCAP, its agreement to cap Fund expenses, the zero net Management Fee after contractual waivers for the Fund's Class A shares and competitive net Management Fee for the
     Fund's Class Z shares, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and
     Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Mid-Cap Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees noted OMCAP's proposal to reorganize the Fund into the Old Mutual
     TS&W Mid-Cap Value Fund which, if approved by shareholders, would take place on or around March 6, 2009. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees considered that the Fund's Class A share performance for the one year period ending August 31, 2008 ranked in the 80th percentile of the Fund's Lipper performance group, and performance for both the two year and thirty-two month periods ending August 31, 2008 ranked in the 90th percentile of the Fund's Lipper performance group.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser. However, the Trustees noted that the Fund's contractual Management Fee was at the median of the Fund's Lipper expense group and that after OMCAP applied contractual fee waivers for the Fund's Class A shares, the entire Management Fee was waived. In addition, the Trustees noted that after OMCAP applied contractual fee waivers for the
     Fund's Class Z shares, the Management Fee was the most competitive in the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 1.45% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class A net total annual operating expenses after waivers was above the median of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that, although the performance for this
     Fund is well below the median compared to its Lipper performance group and the high level of shareholder redemptions are expected to continue, the Fund's Management Agreement and Sub-Advisory Agreement with Liberty Ridge should be renewed pending approval and completion of the proposed reorganization of the Fund into the TS&W Mid-Cap Value Fund.

     Board Conclusions - The Board noted the Fund's weak relative performance and that it would monitor the Fund in this regard. The
     Board also noted OMCAP's proposal to reorganize the Fund into the Old Mutual TS&W Mid-Cap Value Fund on or around March 6,
     2009, if approved by shareholders. The Board concluded that in view of the level of services provided by OMCAP, its agreement to cap Fund expenses, the zero net Management Fee after contractual waivers for the Fund's Class A shares and competitive net
     Management Fee for the Fund's Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management
     Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Select Growth Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisers, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisers. The Trustees considered the portfolio management services provided by Ashfield and Turner, each a sub-adviser to a portion ("sleeve") of the Fund's assets.
     The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007. The Trustees also noted OMCAP's proposal to reorganize the Fund into the Old Mutual Large Cap Growth Fund which, if approved by shareholders, would take place on or around March 6, 2009.

     Performance - With respect to performance, the Trustees noted that the Fund's Class A share performance ranked in the 99th percentile of the Fund's Lipper performance group for the one year period ending August 31, 2008. The Trustees noted that this represents a decline in performance from the two year and thirty-two month periods ending August 31, 2008 when the Fund's Class
     A share performance ranked in the 55th percentile and 45th percentile of the Fund's Lipper performance group, respectively.

                                                                189

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser. However, the Trustees noted that the Fund's contractual Management Fee was very near the median of the Fund's Lipper expense group and after OMCAP applied contractual fee waivers for the Fund's Class A shares, the entire Management Fee was waived. In addition, the Trustees noted that after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the net Management Fee was the most competitive in the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 1.50% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class A net total annual operating expenses after waivers was above the median of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that, although the Fund's disappointing recent performance has impacted its long-term performance, the Fund's Management Agreement and Sub-Advisory Agreements with
     Turner and Ashfield should be renewed pending approval and completion of the proposed reorganization of the Fund into the Large
     Cap Growth Fund.

     Board Conclusions - The Board noted the Fund's weak relative short-term performance and that it would monitor the Fund in this regard. The Board noted OMCAP's proposal to reorganize the Fund into the Old Mutual Large Cap Growth Fund on or around March 6,
     2009, if approved by shareholders. The Board concluded that in view of the level of services provided by OMCAP, its agreement to cap Fund expenses, the zero net Management Fee after contractual waivers for the Fund's Class A shares and competitive net
     Management Fee for the Fund's Class Z shares, the Management Fee and Sub-Advisory Fees were appropriate and the Management
     Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Small Cap Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisers, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisers. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle Asset Management, Inc. ("Eagle"), each a sub-adviser to a portion
     ("sleeve") of the Fund's assets. The Trustees noted OMCAP's proposal to reorganize the Fund into the Old Mutual TS&W Small Cap
     Value Fund which, if approved by shareholders, would take place on or around March 6, 2009.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong relative performance. Specifically, the Trustees considered that the Fund's Class A share performance for the one year, two year and thirty-two month periods ending August 31, 2008 each ranked in the 17th percentile of the Fund's Lipper performance group. The Trustees noted that the
     Fund's strong relative performance was attributable to both of the Fund's two sub-advisers.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.00% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser but that the contractual Management Fee was at the median of the Fund's Lipper expense group. The Trustees also noted that after OMCAP applied contractual fee waivers for the Fund's Class A shares, the entire Management Fee was waived and after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the Management
     Fee ranked in the 17th percentile of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 1.50% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class A net total annual operating expenses after waivers was at the median of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that, although the continuing reduction of the Fund's assets call into question the Fund's future viability, the Fund's Management Agreement and Sub-Advisory
     Agreements with Eagle and Liberty Ridge should be renewed pending approval and completion of the proposed reorganization into the TS&W Small Cap Value Fund.

     Board Conclusions - The Board noted OMCAP's proposal to reorganize the Fund into the Old Mutual TS&W Small Cap Value Fund on or around March 6, 2009, if approved by shareholders. The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the strong relative performance of the Fund (in total), the strong relative performance of Eagle and good relative performance of Liberty Ridge (with respect to their respective "sleeves"), the zero net Management
     Fee after contractual waivers for the Fund's Class A shares and competitive net Management Fee for the Fund's Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

                                                                190

     Old Mutual Strategic Small Company Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisers, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisers. The Trustees further considered the portfolio management services provided by Liberty Ridge, Eagle and Copper Rock, each a sub-adviser to a portion
     ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees considered that the Fund's performance ranked in the 40th percentile of its Lipper performance group for the thirty-two month period ending August 31, 2008, but that the Fund's relative performance declined to the 69th percentile and 45th percentile of its Lipper performance group during the one year and two year periods ending August 31, 2008, respectively. The Trustees noted the good relative performance of the "sleeves" sub-advised by Eagle and Liberty Ridge during the one year period ending August 31, 2008 compared to the Fund's Lipper performance group.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser but that the contractual Management Fee was below the median of the Fund's Lipper expense group. The Trustees also noted that after OMCAP applied contractual fee waivers for the Fund's Class A shares, the entire Management Fee was waived and after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the Management
     Fee ranked in the 31st percentile of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 1.60% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class A net total annual operating expenses after waivers was below the median of the Fund's Lipper expense group. The Trustees also noted
     OMCAP's proposal to reduce the expense limit to 1.55% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares, with corresponding limitations for the Fund's other share classes, in connection with the proposed reorganization of the Old Mutual Developing Growth Fund into the Fund which, if approved by shareholders, would be effective on or about March 6, 2009.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the proposed reorganization of the
     Developing Growth Fund into the Fund, proposed substitution of Liberty Ridge with Ashfield as a sub-adviser, and planned reallocation of assets among sub-advisers, along with the continuation of fee caps put in place at the beginning of 2006, supported the continuation the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge, Eagle and Copper Rock for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the good relative performance of Eagle and Liberty Ridge (with respect to their respective "sleeves"), the contractual Management Fee level below the median of the Fund's Lipper expense group, the zero net Management Fee after contractual waivers for the Fund's Class A shares and the competitive net Management Fee for the Fund's Class Z shares, the
     Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with
     Copper Rock, Liberty Ridge and Eagle should be approved.

     Old Mutual TS&W Small Cap Value Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Thompson, Siegel & Walmsley LLC ("TS&W"), the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees noted that the Fund demonstrated excellent relative performance for the one year, two year and thirty-two month periods ending August 31, 2008. Specifically, the Trustees considered that for the one year period ending August 31, 2008, the Fund's Class A shares ranked in the 7th percentile of the Fund's Lipper performance group, and for both the two year period and thirty-two month period ending August 31, 2008, the Fund's Class A shares ranked in the 8th percentile of the Fund's Lipper performance group.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser. The Trustees noted, however, OMCAP's proposal to reduce the Management Fee to 1.00%
     in connection with the proposed reorganization of the Old Mutual Small Cap Fund into the Fund which, if approved by shareholders, would be effective on or about March 6, 2009. The Trustees further noted that this reduced Management Fee would be at the median of the Fund's Lipper expense group. The Trustees also noted that after OMCAP applied contractual fee waivers for the Fund's Class A shares, the entire Management Fee was waived, although after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the Management Fee fell above the median of the Fund's Lipper expense group.

                                                                191

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 1.55% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class A net total annual operating expenses after waivers was above the median of the Fund's Lipper expense group. The Trustees also noted
     OMCAP's proposal to reduce the expense limit to 1.50% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares, with corresponding limitations for the Fund's other share classes, in connection with the proposed reorganization of the Old Mutual Small Cap Fund into the Fund which, if approved by shareholders, would be effective on or about March 6, 2009.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the continuation of fee caps put in place at the beginning of 2006 and excellent relative performance of the Fund's sub-adviser during the 12 month period ending August 31, 2008, as well as the anticipated increase in assets consequent to the Board's approval of the proposed reorganization of the Small Cap Fund into the Fund, supported the continuation of the Management Agreement and Sub-Advisory
     Agreement with TS&W for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the excellent relative performance of the sub-adviser, the zero net Management Fee after contractual waivers for the
     Fund's Class A shares and competitive net Management Fee for the Fund's Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with TS&W should be approved.

     Old Mutual Barrow Hanley Core Bond Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund.

     Performance - With respect to performance, the Trustees considered that the Fund's Institutional Class performance for the nine month period ending August 31, 2008 ranked it in the 1st percentile of the Fund's Lipper performance group and in the 24th percentile of the Fund's Lipper performance universe.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.60% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.05%) was at the high end of the fees OMCAP charged to fixed income funds of which it is the adviser. The Trustees noted that the Fund's contractual Management Fee was at the median of the Fund's Lipper expense group and that after OMCAP applied contractual fee waivers for the Fund's Institutional
     Class shares, the net Management Fee was below the median of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 1.17% per year (exclusive of certain expenses such as dividends on short sales, brokerage commissions, distribution and service fees, and extraordinary expenses)
     for the Fund's Institutional Class shares. The Trustees also considered that the Fund's net total annual operating expenses for
     Institutional Class shares after waivers ranked in the 25th percentile of the Fund's Lipper expense group.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, and the strong relative performance of the Fund during the nine month period ending September 30, 3008, the
     Management Fee was appropriate and the Management Agreement with OMCAP should be approved.

     Old Mutual Cash Reserves Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees also considered OMCAP's agreement to pay for the Fund's initial participation in the U.S. Treasury Department's Temporary Guarantee Program for money market funds. The Trustees further considered the portfolio management services provided by Wellington Management Company, LLP ("Wellington"), the Fund's
     sub-adviser.

     Performance - With respect to performance, the Trustees considered that the Fund's Class A share performance for both the two year and thirty-two month periods ending August 31, 2008 ranked it in the 27th percentile of the Fund's Lipper performance group. The Trustees noted that the Fund's Class A share performance for the one year period ending August 31, 2008 ranked it in the 36th percentile of the Fund's Lipper performance group.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.40% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.15%) is the lowest charged by OMCAP and is consistent with fee levels that are charged a typical retail money market fund. The Trustees also considered that the contractual Management Fee and the net Management Fee charged by OMCAP after its fee waiver for Class A shares and Class Z shares were both below the median of the Fund's Lipper expense group.

                                                                192

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 0.98% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class A net total annual operating expenses after waivers was above the median of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's competitive yield and low fees supported the continuation of the Management Agreement and Sub-Advisory Agreement with Wellington.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the competitive performance of the sub-adviser in managing the Fund, and the contractual and net Management Fee levels below the median of the Fund's Lipper expense group, the Management Fee and Sub-Advisory Fee were appropriate and the
     Management Agreement with OMCAP and Sub-Advisory Agreement with Wellington should be approved.

     Old Mutual Dwight High Yield Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund.

     Performance - With respect to performance, the Trustees considered that the Fund's Institutional Class performance for the nine month period ending August 31, 2008 ranked it in the 20th percentile of the Fund's Lipper performance group.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.70% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.05%) was the highest of the fees OMCAP charged to fixed income funds of which it is the adviser. The Trustees noted that the Fund's contractual Management Fee was above the median of the Fund's Lipper expense group, but that after OMCAP applied contractual fee waivers for the Fund's Institutional
     Class shares, the entire Management Fee was waived.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 0.80% per year (exclusive of certain expenses such as dividends on short sales, brokerage commissions, distribution and service fees, and extraordinary expenses)
     for the Fund's Institutional Class shares. The Trustees also considered that the Fund's net total annual operating expenses for
     Institutional Class shares after waivers ranked in the 60th percentile of the Fund's Lipper expense group.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the zero net Management Fee after contractual waivers for the Fund's Institutional Class shares, and the strong relative performance of the Fund during the nine month period ending September 30, 3008, the Management Fee was appropriate and the Management Agreement with OMCAP should be approved.

     Old Mutual Dwight Intermediate Fixed Income Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Dwight Asset Management Company ("Dwight"), the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees considered that for the one year period ending August 31, 2008, the
     Fund's Class A share performance ranked in the 25th percentile of the Fund's Lipper performance group. The Trustees noted that this represents an increase in relative performance compared to the two year and thirty-two month periods ending August 31,
     2008 during which the Fund's Class A shares ranked in the 62nd percentile and 55th percentile, respectively.

     Management Fees - With respect to management fees, the Trustees considered the Management Fee of 0.45% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.15%) and noted that the Management Fee is consistent with the fees that OMCAP charges other fixed income fund of which it is the adviser. The Trustees noted that the contractual Management
     Fee ranked in the 13th percentile of the Fund's Lipper expense group and that after OMCAP applied contractual fee waivers for
     Class A shares and Class Z shares, the entire Management Fee was waived.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 0.83% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes. The Trustees also considered that the Fund's net total annual operating expenses for Class A shares after waivers ranked in the 38th percentile of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the dramatic increase in assets over the past year, low expenses of the Fund, and good recent performance supported the renewal of the Management Agreement and
     Sub-Advisory Agreement with Dwight.

                                                                193

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)

     Board Conclusions - The Board then concluded that in view of the level of services provided by OMCAP and its agreement to cap
     Fund expenses, the competitive contractual Management Fee and the zero net Management Fee after contractual waivers for the
     Fund's Class A shares and Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Dwight should be approved.

     Old Mutual Dwight Short Term Fixed Income Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Dwight, the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees noted the Fund's strong relative performance and considered that the
     Fund's Class A share performance for the one year and two year periods ending August 31, 2008 ranked it in the 20th percentile and 14th percentile of the Fund's Lipper performance group, respectively. The Trustees also considered that for the thirty-two month period ending August 31, 2008, the Fund's Class A shares ranked in the 31st percentile of the Fund's Lipper performance group.

     Management Fees - With respect to management fees, the Trustees considered the Management Fee of 0.45% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.15%) and noted that the Management Fee is consistent with the fees that OMCAP charges other fixed income fund of which it is the adviser. The Trustees noted that the contractual Management
     Fee ranked in the 57th percentile of the Fund's Lipper expense group but that after OMCAP applied contractual fee waivers for
     Class A shares and Class Z shares, the net Management Fee for both Class A and Class Z ranked in the 7th percentile of the
     Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 2009 to no more than 0.95% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class A net total annual operating expenses after waivers was above the median of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's positive relative performance and the continuation of fee caps put in place in 2006 supported the continuation of the Management Agreement and
     Sub-Advisory Agreement with Dwight.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the sub-adviser in managing the Fund, and zero net Management Fee after contractual waivers for the Fund's Class A shares and Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the
     Management Agreement with OMCAP and Sub-Advisory Agreement with Dwight should be approved.

                                                                194

BOARD REVIEW AND APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT WITH ASHFIELD CAPITAL PARTNERS, LLC (Unaudited)

Background

On November 13, 2008, the Board of Trustees ("Board" or "Trustees") of Old Mutual Funds II (the "Trust"), including all those who are not "interested persons" of the Trust, approved a new investment sub-advisory agreement (the "Sub-Advisory Agreement") between the Trust on behalf of the Old Mutual Strategic Small Company Fund (the "Fund"), Old Mutual Capital, Inc. ("Old Mutual Capital") and
Ashfield Capital Partners, LLC ("Ashfield"), subject to shareholder approval. If approved, the Sub-Advisory Agreement would take effect on or about February 28, 2009 at which time Ashfield would begin providing sub-advisory services to the Fund, subject to the oversight of Old Mutual Capital and the Board.

In reaching its decision to approve the Sub-Advisory Agreement at its meeting on November 13, 2008, the Board, represented by independent legal counsel, considered the sub-advisory fee that would be paid to Ashfield by Old Mutual Capital, the sub-advisory fee breakpoints, and Ashfield's agreement to share in fee waivers and reimbursements that would limit the Fund's expenses through
July 31, 2009. In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques that would be used in managing the Fund; the qualifications of the investment personnel at
Ashfield; the compliance programs of Ashfield; brokerage practices, including the extent Ashfield obtains research through "soft dollar" arrangements with the Fund's brokerage; and the financial and non-financial resources available to provide services required under the Sub-Advisory Agreement. The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund statistical service, on comparative mutual fund performance, advisory fees and expense levels.

Set forth below are the factors that the Board considered in approving the Sub-Advisory Agreement:

Board Considerations

In reviewing the Sub-Advisory Agreement, the Board considered the following matters with respect to the Fund:

     o Nature and Extent of Services - The Board considered the portfolio management services to be provided by Ashfield under the
       Sub-Advisory Agreement. The Board received a presentation by Ashfield on its qualifications to manage the Fund, which included a discussion of Ashfield's management of accounts with investment objectives and strategies similar to the investment objectives and strategies of the Fund. The Board also received written materials from Ashfield regarding its qualifications to perform the portfolio management services provided under the Sub-Advisory Agreement. Based on the written material provided by Ashfield, the Board believed Ashfield to be capable and qualified to perform the services provided under the Sub-Advisory Agreement.

     o Multi-Manager Structure - The Board considered the effectiveness with which Ashfield would operate within the Fund's multi-manager structure. In particular, the Board considered the degree to which Ashfield's investment style and processes would complement the Fund's other investment sub-advisers, Copper Rock Capital Partners, LLC ("Copper Rock") and Eagle Asset
       Management, Inc. ("Eagle"). Based on information provided by Old Mutual Capital, the Board concluded that Ashfield's investment style and processes would complement the investment style of Copper Rock and Eagle.

     o Profitability/Costs - The Board also reviewed the projected profitability of Ashfield in connection with providing services to the Fund. In connection with this review, the Board reviewed Ashfield's projected costs in providing services to the Fund and the basis for allocating those costs.

     o Benefits derived by Ashfield from its relationship with the Fund - The Board considered the fall-out benefits to Ashfield, including Ashfield's increased visibility in the investment community. The Trustees also weighed the benefits to affiliates of Ashfield, including Old Mutual Capital, the Trust's distributor, Old Mutual Investment Partners, and their common parent,
       Old Mutual (US) Holdings Inc.

     o Senior Officer's Report - The Trustees considered a report from the Trust's Senior Vice President ("Senior Officer"), who is
       independent from the Trust's various service providers, including Ashfield, Old Mutual Capital and their affiliates, in analyzing Ashfield. The Trustees noted the due diligence performed by the Senior Officer in connection with his review of
       Ashfield, including in-person meetings with Ashfield's personnel. The Trustees also noted the Senior Officer's evaluation of the sub-advisory fees, which were unchanged from the sub-advisory fees that the Senior Officer evaluated in December 2007.

In reviewing the Sub-Advisory Agreement, the Board considered the following matters with respect to the Fund:

     o Performance - The Trustees favorably viewed the fact that Ashfield's small cap growth composite outperformed its benchmark index, the Russell 2000 Growth Index, for three of the past five calendar years. The Trustees also favorably viewed the fact that there had been no turnover of investment personnel at Ashfield during the past five year period. The Trustees favorably viewed the experience of the Ashfield small cap growth strategy portfolio managers who would manage the Fund, that the investment characteristics of Ashfield's small cap growth investment strategy complemented the Fund's investment objective and strategies, and Ashfield's experience and performance record in managing small cap assets.

                                                                195

BOARD REVIEW AND APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT WITH ASHFIELD CAPITAL PARTNERS, LLC - concluded (Unaudited)

     o Sub-Advisory Fees - With respect to sub-advisory fees, the Trustees noted that Old Mutual Capital will pay Ashfield's sub-advisory fee of 0.60% from the management fee Old Mutual Capital receives from the Fund (the "Management Fee"). The
       Trustees considered that the sub-advisory fee to be paid to Ashfield was the same fee received by the sub-adviser that
       Ashfield would replace and the same fee received by the other sub-advisers to the Fund. The Trustees also considered
       Ashfield's representation that the sub-advisory fees it would receive for managing the Fund were in-line with the fees it may charge other funds.

     o Breakpoints - The Trustees considered that the sub-advisory fee contained breakpoints which, together with breakpoints in the
       Management Fee, provided a framework to pass on to shareholders expense savings resulting from economies of scale.

     o Fee Waivers - The Trustees considered that Ashfield agreed to share in the advisory fee reimbursements and expense waivers to which Old Mutual Capital was subject pursuant to a contractual agreement with the Trust. The Trustees further considered that
       Old Mutual Capital was not recommending any change to the existing expense limitation arrangement with the Trust pursuant to which Old Mutual Capital agreed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 31, 2009 to no more than 1.35% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares, with corresponding limitations for the Fund's other share classes.

     o Board Conclusions - The Board concluded that the Sub-Advisory Agreement should be approved in view of the level of services that Ashfield represented it would provide to the Fund, good relative performance of Ashfield in managing accounts with investment objectives and strategies similar to the investment objective and strategies of the Fund, and no change to the contractual sub-advisory or Management Fee structure currently in place for the Fund, which Management Fee ranked below the median of the Fund's Lipper expense group as of September 30, 2008.

                                                                196

SHAREHOLDER PROXY RESULTS (Unaudited)

At meetings of shareholders of the Small Cap Fund, the Developing Growth Fund and the Mid-Cap Fund held on February 27, 2009, shareholders of the Small Cap Fund approved a proposal to reclassify Class A, Class C, Class Z and Institutional Class shares of the
Small Cap Fund into Class A, Class C, Class Z and Institutional Class shares of the TS&W Small Cap Value Fund, respectively, shareholders of the Developing Growth Fund approved a proposal to reclassify Class A, Class C, Class Z and Institutional Class shares of the Developing Growth Fund into Class A, Class C, Class Z and Institutional Class shares of the Strategic Small Company
Fund, respectively, and shareholders of the Mid-Cap Fund approved a proposal to reclassify Class A, Class C, Class Z and
Institutional Class shares of the Mid-Cap Fund into Class A, Class C, Class Z and Institutional Class shares of the TS&W Mid-Cap
Value Fund.

The voting results were as follows:

                                                           # Votes For      # Votes Against            # of             # of Broker
Fund                                                        Proposal            Proposal            Abstentions          Non-Votes
____________________________________________________________________________________________________________________________________

Small Cap Fund                                                548,074           28,339               20,649                    n/a
Developing Growth Fund                                      4,158,711          251,596              161,790                 83,625
Mid-Cap Fund                                                5,179,639          240,791              208,224                 34,618
____________________________________________________________________________________________________________________________________

At meetings of shareholders of the Select Growth Fund held on March 10, 2009, shareholders of the Select Growth Fund approved a proposal to reclassify Class A, Class C, Class Z and Institutional Class shares of the Select Growth Fund into Class A, Class C,
Class Z and Institutional Class shares of the Large Cap Growth Fund.

The voting results were as follows:

                                                           # Votes For      # Votes Against            # of             # of Broker
Fund                                                        Proposal            Proposal            Abstentions          Non-Votes
____________________________________________________________________________________________________________________________________

Select Growth Fund                                          1,607,837          120,131               93,434                 49,927
____________________________________________________________________________________________________________________________________

At meetings of shareholders of the Strategic Small Company Fund (the "Fund") held on February 20, 2009, shareholders of the Fund approved a new sub-advisory agreement between the Trust, on behalf of the Fund, Old Mutual Capital, and Ashfield.

The voting results were as follows:

                                                           # Votes For      # Votes Against            # of             # of Broker
Fund                                                        Proposal            Proposal            Abstentions          Non-Votes
____________________________________________________________________________________________________________________________________

Strategic Small Company Fund                                1,083,541           80,101               72,279                 n/a
____________________________________________________________________________________________________________________________________

                                                                197

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds II, please contact us at:

     | By Telephone:
     | 888.772.2888
     |
     | By Mail:
     | Old Mutual Funds II
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com

This annual report is intended for the information of Old Mutual
Funds II shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You
may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds II, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-09-491 05/2009

Item 2.	Code of Ethics.

(a)
As of the end of the period covered by this report, Old Mutual Funds II (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”).

(c)
During the period covered by this report, no amendments have been made to a provision of the registrant’s code of ethics that applies to the registrant’s PEO or PFO, and that relates to any element of the “code of ethics” definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)
During the period covered by this report, the registrant has not granted a waiver, including an implicit waiver, from a provision of the registrant’s code of ethics to the registrant’s PEO or PFO that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(f)(1)	A copy of the registrant’s code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)
The board of trustees of the registrant (the “board”) has determined that the registrant has an “audit committee financial expert” serving on its audit committee, as that term is defined in paragraph (b) of Item 3 of Form N-CSR.

(a)(2)
The name of the audit committee financial expert is John R. Bartholdson.  Mr. Bartholdson is an “independent” member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending March 31, 2009 and 2008 were $512,000 and $602,000, respectively.

(b)
Audit-Related Fees – The aggregate fees billed to the registrant by its principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported under paragraph (a) of this Item 4 for the fiscal years ending March 31, 2009 and 2008 were $0 and $38,000, respectively.  These fees were for the review of the conversion of the registrant’s accounting and custodial records to a new service provider.

The aggregate fees billed for assurance and related services by the registrant’s principal accountant to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (collectively, the “Service Providers”) that were reasonably related to the performance of the audit of the registrant’s financial statements, which required pre-approval by the board’s audit committee, for the fiscal years ending March 31, 2009 and 2008 were $0 and $50,000, respectively.  These fees were for the review of the registrant’s registration statement.

(c)
Tax Fees – The aggregate fees billed to the registrant by its principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning (“tax fees”) for the fiscal years ending March 31, 2009 and 2008 were $5,000 and $5,000, respectively.  These Fees were for the review of certain distribution calculations performed by the registrant’s sub-administrator and for tax advice on regulatory settlements and proposed fund reorganizations.

The aggregate tax fees billed by the registrant’s principal accountant to the Service Providers, which required pre-approval by the board’s audit committee, for the fiscal years ending March 31, 2009 and 2008 were $8,000 and $0, respectively.  These fees were for tax advice on proposed fund reorganizations.

(d)
All Other Fees – The aggregate fees billed to the registrant by its principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a), (b), and (c) of this Item 4 (“all other fees”), for the fiscal years ending March 31, 2009 and 2008 were $0 and $0, respectively.

The aggregate of all other fees billed by the registrant’s principal accountant to the Service Providers, which required pre-approval by the board’s audit committee, for the fiscal years ending March 31, 2009 and 2008 were $0 and $19,000, respectively.   These fees were for the review of the registration statements of other investment companies with the same investment adviser as the registrant.

(e)(1)
The board’s audit committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the registrant by its independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the registrant.  Such preapproval may be granted by one or more members of the audit committee, so long as any such member’s decision to preapprove is presented to the full audit committee, solely for information purposes, at its next scheduled meeting.

(e)(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
For the fiscal years ending March 31, 2009 and 2008, the aggregate non-audit fees billed by the registrant’s principal accountant to the registrant and the Service Providers were $13,000 and $112,000, respectively.

(h)
The board’s audit committee has considered whether the provision of non-audit services by the registrant’s principal accountant to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) SCHEDULE I – INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant’s PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant’s management, including the registrant’s PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
During the quarter ended March 31, 2009, there has been no change in the registrant’s internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	Attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)	Attached hereto as Exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD MUTUAL FUNDS II

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President

Date:	May 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, Principal Executive Officer

Date:	May 15, 2009

By:	/s/ Robert T. Kelly
Robert T. Kelly, Principal Financial Officer

Date:	May 15, 2009